                                                                    Exhibit 10.1

                            $30,000,000

                     REVOLVING CREDIT AGREEMENT

                   dated as of April 19, 2005

                              among

                  THE PACIFIC LUMBER COMPANY
                               and
                   BRITT LUMBER CO., INC.,
                         as Borrowers

                   THE LENDERS PARTY HERETO,

              THE CIT GROUP/BUSINESS CREDIT, INC.,

                      as Administrative Agent

                               and

                    CREDIT SUISSE FIRST BOSTON,
                acting through its New York Branch,
              as Sole Bookrunner and Sole Lead Arranger

                        TABLE OF CONTENTS

                                                                            Page

ARTICLE I. DEFINITIONS

         SECTION 1.01               Defined Terms
         ------------               -------------
         SECTION 1.02               Terms Generally
         ------------               ---------------
         SECTION 1.03               Classification of Loans and Borrowings
         ------------               --------------------------------------
         SECTION 1.04               Pro Forma Calculations
         ------------               ----------------------

ARTICLE II. THE CREDITS
-----------------------

         SECTION 2.01               Commitments
         ------------               -----------
         SECTION 2.02               Loans
         ------------               -----
         SECTION 2.03               Borrowing Procedure
         ------------               -------------------
         SECTION 2.04               Repayment of Loans; Evidence of Debt
         ------------               ------------------------------------
         SECTION 2.05               Fees
         ------------               ----
         SECTION 2.06               Interest on Loans
         ------------               -----------------
         SECTION 2.07               Default Interest
         ------------               ----------------
         SECTION 2.08               Alternate Rate of Interest
         ------------               --------------------------
         SECTION 2.09               Termination and Reduction of Commitments
         ------------               ----------------------------------------
         SECTION 2.10               Conversion and Continuation of Borrowings
         ------------               -----------------------------------------
         SECTION 2.11               [Reserved]
         ------------               ----------
         SECTION 2.12               Prepayment
         ------------               ----------
         SECTION 2.13               Mandatory Prepayments
         ------------               ---------------------
         SECTION 2.14               Reserve Requirements; Change in Circumstances
         ------------               ---------------------------------------------
         SECTION 2.15               Change in Legality
         ------------               ------------------
         SECTION 2.16               Indemnity
         ------------               ---------
         SECTION 2.17               Pro Rata Treatment
         ------------               ------------------
         SECTION 2.18               Sharing of Setoffs
         ------------               ------------------
         SECTION 2.19               Payments
         ------------               --------
         SECTION 2.20               Taxes
         ------------               -----
         SECTION 2.21              Assignment of Commitments Under Certain
          ------------             Circumstances; Duty to Mitigate

         SECTION 2.22               Swingline Loans
         ------------               ---------------
         SECTION 2.23               Letters of Credit
         ------------               -----------------
         SECTION 2.24               Relationship Between the Borrowers
         ------------               ----------------------------------

ARTICLE III. REPRESENTATIONS AND WARRANTIES
-------------------------------------------

         SECTION 3.01               Organization; Powers
         ------------               --------------------
         SECTION 3.02               Authorization; No Conflicts
         ------------               ---------------------------
         SECTION 3.03               Enforceability
         ------------               --------------
         SECTION 3.04               Governmental Approvals
         ------------               ----------------------
         SECTION 3.05               Financial Statements
         ------------               --------------------
         SECTION 3.06               No Material Adverse Change
         ------------               --------------------------
         SECTION 3.07               Title to Properties; Possession Under Leases
         ------------               --------------------------------------------
         SECTION 3.08               Subsidiaries
         ------------               ------------
         SECTION 3.09               Litigation; Compliance with Laws
         ------------               --------------------------------
         SECTION 3.10               Agreements
         ------------               ----------
         SECTION 3.11               Federal Reserve Regulations
         ------------               ---------------------------
         SECTION 3.12               Investment Company Act; Public Utility Holding Company Act 54
          ------------             ----------------------------------------------------------
         SECTION 3.13               Use of Proceeds
         ------------               ---------------
         SECTION 3.14               Tax Returns
         ------------               -----------
         SECTION 3.15               No Material Misstatements:
         ------------               --------------------------
         SECTION 3.16               Employee Benefit Plans
         ------------               ----------------------
         SECTION 3.17               Environmental Matters
         ------------               ---------------------
         SECTION 3.18               Insurance
         ------------               ---------
         SECTION 3.19               Security Documents
         ------------               ------------------
         SECTION 3.20               Location of Real Property
         ------------               -------------------------
         SECTION 3.21               Labor Matters
         ------------               -------------
         SECTION 3.22               Liens
         ------------               -----
         SECTION 3.23               Intellectual Property
         ------------               ---------------------
         SECTION 3.24               Solvency
         ------------               --------
         SECTION 3.25               Permits
         ------------               -------
         SECTION 3.26               Deposit and Disbursement Accounts
         ------------               ---------------------------------

ARTICLE IV. CONDITIONS OF LENDING
---------------------------------

         SECTION 4.01               All Credit Events
         ------------               -----------------
         SECTION 4.02               First Credit Event
         ------------               ------------------

ARTICLE V. AFFIRMATIVE COVENANTS
--------------------------------

         SECTION 5.01               Existence; Businesses and Properties
         ------------               ------------------------------------
         SECTION 5.02               Insurance
         ------------               ---------
         SECTION 5.03               Obligations and Taxes
         ------------               ---------------------
         SECTION 5.04               Financial Statements, Reports, etc
         ------------               ----------------------------------
         SECTION 5.05               Litigation and Other Notices
         ------------               ----------------------------
         SECTION 5.06               Information Regarding Collateral
         ------------               --------------------------------
          SECTION 5.07             Maintaining Records; Access to Properties and Inspections;
          ------------             ---------------------      --------------------------------
                                   Environmental Assessments
                                   -------------------------
         SECTION 5.08               Use of Proceeds
         SECTION 5.09               Additional Collateral, etc
         ------------               --------------------------
         SECTION 5.10               Further Assurances
         ------------               ------------------
         SECTION 5.11               [Intentionally Omitted]
         SECTION 5.12               Cash Management Systems; Bank Accounts
         ------------               --------------------------------------
          SECTION 5.13             Landlords' Agreements, Mortgagee Agreements, Bailee Letters and Real
          ------------             ---------------------------------------------------------------------
                                   Estate Purchases
                                   ----------------

ARTICLE VI. NEGATIVE COVENANTS
------------------------------

         SECTION 6.01               Indebtedness
         ------------               ------------
         SECTION 6.02               Liens
         ------------               -----
         SECTION 6.03               Sale and Lease-Back Transactions
         ------------               --------------------------------
         SECTION 6.04               Investments, Loans and Advances
         ------------               -------------------------------
         SECTION 6.05               Mergers, Consolidations, Sales of Assets and Acquisitions
         ------------               ---------------------------------------------------------
         SECTION 6.06               Restricted Payments; Restrictive Agreements
         ------------               -------------------------------------------
         SECTION 6.07               Transactions with Affiliates
         ------------               ----------------------------
          SECTION 6.08             Business of the Borrowers and Subsidiaries; Limitation on Hedging
          ------------             ------------------------------------------------------------------
                                   Agreements
                                   ----------
         SECTION 6.09               Other Indebtedness and Agreements
         ------------               ---------------------------------
         SECTION 6.10               Capital Expenditures
         ------------               --------------------
         SECTION 6.11               Minimum Combined EBITDA
         ------------               -----------------------
         SECTION 6.12               Fiscal Year
         ------------               -----------

ARTICLE VII. EVENTS OF DEFAULT
------------------------------

ARTICLE VIII. THE ADMINISTRATIVE AGENT AND THE ARRANGER
-------------------------------------------------------

ARTICLE IX. MISCELLANEOUS
-------------------------

         SECTION 9.01               Notices
         ------------               -------
         SECTION 9.02               Survival of Agreement
         ------------               ---------------------
         SECTION 9.03               Binding Effect
         ------------               --------------
         SECTION 9.04               Successors and Assigns
         ------------               ----------------------
         SECTION 9.05               Expenses; Indemnity
         ------------               -------------------
         SECTION 9.06               Right of Setoff
         ------------               ---------------
         SECTION 9.07               Applicable Law
         ------------               --------------
         SECTION 9.08               Waivers; Amendment
         ------------               ------------------
         SECTION 9.09               Interest Rate Limitation
         ------------               ------------------------
         SECTION 9.10               Entire Agreement
         ------------               ----------------
         SECTION 9.11               WAIVER OF JURY TRIAL
         ------------               --------------------
         SECTION 9.12               Severability
         ------------               ------------
         SECTION 9.13               Counterparts
         ------------               ------------
         SECTION 9.14               Headings
         ------------               --------
         SECTION 9.15               Jurisdiction; Consent to Service of Process
         ------------               -------------------------------------------
         SECTION 9.16               Confidentiality
         ------------               ---------------
         SECTION 9.17               Delivery of Lender Addenda
         ------------               --------------------------

Exhibits and Schedules

Exhibit A                  Form of Administrative Questionnaire
Exhibit B                  [Intentionally Omitted]
Exhibit C                  Form of Assignment and Acceptance
Exhibit D                  Form of Borrowing Request
Exhibit E                  Form of Lender Addendum
Exhibit F                  Form of Perfection Certificate
Exhibit G                  Form of Exemption Certificate
Exhibit H                  Form of Borrowing Base Certificate
Exhibit I                  Closing Checklist
Schedule  1.01             Mortgaged Properties
Schedule  3.08             Subsidiaries
Schedule  3.09             Litigation
Schedule  3.10             Agreements
Schedule  3.17             Environmental Matters
Schedule  3.18             Insurance
Schedule  3.19(a)          UCC Filing Offices
Schedule  3.19(c)          Mortgage Filing Offices
Schedule  3.20             Owned and Leased Real Property
Schedule  3.26             Deposit and Disbursement Accounts
Schedule  6.01             Existing Indebtedness
Schedule  6.02             Existing Liens
Schedule  6.04             Existing Investments
Schedule  6.07             Transactions with Affiliates

REVOLVING CREDIT AGREEMENT dated as of April 19, 2005 (this "Agreement"),  among
THE PACIFIC LUMBER COMPANY  ("PALCO"),  a Delaware  corporation and BRITT LUMBER
CO., INC.  ("Britt"),  a California  corporation,  the LENDERS from time to time party hereto, and THE CIT GROUP/BUSINESS  CREDIT,  INC., as administrative agent
(in such capacity and together with its successors, the "Administrative Agent").

The parties hereto agree as follows:

ARTICLE I.

                                   DEFINITIONS

SECTION 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

"ABR",  when used in reference to any Loan or Borrowing,  refers to whether such
Loan, or the Loans  comprising  such Borrowing,  are bearing  interest at a rate determined by reference to the Alternate Base Rate.

"Account Debtor" means each Person obligated in any way on or in connection with an Account.

"Accounts"  means all now owned or  hereafter  acquired  or arising  accounts of either Borrower,  as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition  of services,  whether or not they have been earned by performance.

"Adjusted LIBO Rate" shall mean,  with respect to any  Eurodollar  Borrowing for any Interest Period, an interest rate per annum (rounded upwards,  if necessary, to the next 1/16 of 1%) equal to the  product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.

"Administrative  Agent"  shall  have the  meaning  assigned  to such term in the preamble.

"Administrative  Agent  Fees"  shall have the  meaning  assigned to such term in
Section 2.05(b).

"Administrative  Borrower"  shall  have the  meaning  assigned  to such  term in
Section 2.24(a).

"Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A, or such  other form as may be  supplied  from time to time by the Administrative Agent.

"Affiliate"  shall mean, when used with respect to a specified  person,  another person that directly, or indirectly through one or more intermediaries, Controls or is  Controlled  by or is under  common  Control  with the  person  specified;
provided,  however,  that,  for purposes of Section 6.07,  the term  "Affiliate"
shall also include any person that directly or indirectly owns 5% or more of any class of Equity  Interests  of the  person  specified  or that is an  officer or director of the person specified.

"Aggregate  Revolving  Credit  Exposure" shall mean the aggregate  amount of the
Lenders' Revolving Credit Exposures.

"Agreement" shall have the meaning assigned to such term in the preamble.

"Alternate  Base  Rate"  shall  mean,  for any day,  a rate per  annum  (rounded upwards,  if necessary,  to the next 1/16 of 1%) equal to the greater of (a) the
Prime Rate in effect on such day and (b) the  Federal  Funds  Effective  Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate  Base Rate due to a  change  in the  Prime  Rate or the  Federal  Funds  Effective  Rate  shall be effective as of the opening of business on the effective  date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

"Applicable Margin" shall mean (a) with respect to the Loans comprising each ABR
Borrowing, including each Swingline Loan, .50% per annum and (b) with respect to the Loans comprising each Eurodollar Borrowing, 2.25% per annum.

"Arranger" shall have the meaning assigned to such term in the preamble.

"Asset  Sale"  shall  mean the  sale,  lease,  sale and  leaseback,  assignment, conveyance, transfer, issuance or other disposition (by way of merger, casualty, condemnation  or  otherwise) by PALCO or any of the  Subsidiaries  to any person other than PALCO or any Subsidiary  Guarantor of (a) any Equity Interests of any
of the Subsidiaries  (other than directors'  qualifying shares) or (b) any other assets of PALCO or any of the  Subsidiaries,  including  Equity Interests of any person  that is not a  Subsidiary  (other than  inventory,  obsolete or worn out assets,  scrap  and  Permitted  Investments,  in each  case  disposed  of in the ordinary course of business);  provided that any asset sale or series of related asset  sales  described  in  clause  (b)  above  having a value not in excess of
$100,000  shall  be  deemed  not to be an  "Asset  Sale"  for  purposes  of this
Agreement.

"Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an  assignee  (with the consent of any person  whose  consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of  Exhibit C or such  other  form as shall be  approved  by the  Administrative
Agent.

"Benefit  Plan"  shall mean any  employee  pension  benefit  plan  (other than a
Multiemployer  Plan)  subject to the  provisions of Title IV of ERISA or Section
412 of the Tax Code or  Section  307 of  ERISA,  and in  respect  of  which  the
Borrowers  or any ERISA  Affiliate is (or, if such plan were  terminated,  would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section
3(5) of ERISA.

"Board" shall mean the Board of Governors of the Federal  Reserve  System of the
United States of America.

"Borrowers" shall mean PALCO and Britt.

"Borrowing"  shall mean (a) Loans of the same Type made,  converted or continued
on the same  date and,  in the case of  Eurodollar  Loans,  as to which a single
Interest Period is in effect, or (b) a Swingline Loan.

"Borrowing Availability" means as of any time of determination the lesser of (i)
the Total Revolving  Credit  Commitment at such time and (ii) the Borrowing Base at such  time,  in each  case,  less the sum of (a) the Loans  then  outstanding
(including,  without duplication,  the outstanding balance of the Swingline Loan then  outstanding),  (b)  aggregate  L/C  Exposure at such time and (c) Reserves established by the Administrative Agent in its reasonable credit judgment.

"Borrowing  Base"  means,  at any time,  an  amount  equal to (a) the sum of (A)
eighty-five  percent  (85%) of the Net  Amount  of  Eligible  Accounts  plus (B)
seventy-five  percent (75%) of the value (being the lower of cost (on a first-in first-out basis) or market) of Eligible Inventory;  minus (b) Reserves from time to  time  established  by the  Administrative  Agent  in its  reasonable  credit judgment.

"Borrowing  Base  Certificate"  means a certificate by a Responsible  Officer of
PALCO, substantially in the form of Exhibit H (or another form acceptable to the
Administrative  Agent)  setting forth the  calculation  of the  Borrowing  Base, including a calculation of each component  thereof,  all in such detail as shall be reasonably  satisfactory to the Administrative Agent. All calculations of the
Borrowing  Base  in  connection  with  the  preparation  of any  Borrowing  Base
Certificate   shall   originally   be  made  by  PALCO  and   certified  to  the
Administrative  Agent;  provided,  that the Administrative  Agent shall have the right to review and adjust,  in the exercise of its reasonable  credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the  Collateral  described  therein,  and (2) to the extent  that such calculation is not in accordance with this Agreement.

"Borrowing  Request"  shall mean a request  by the  Administrative  Borrower  in accordance  with the  terms of  Section  2.03 and  substantially  in the form of
Exhibit D, or such other form as shall be approved by the Administrative Agent.

"Breakage Event" shall have the meaning assigned to such term in Section 2.16.

"Business Day" shall mean any day other than a Saturday,  Sunday or day on which commercial  banks in New York City are  authorized  or required by law to close;
provided,  however,  that  when  used  in  connection  with  a  Eurodollar  Loan
(including  with  respect  to  all  notices  and  determinations  in  connection therewith and any payments of principal, interest or other amounts thereon), the term  "Business  Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

"Capital  Expenditures"  shall mean, for any period, with respect to any person,
(a)  the   additions  to  property,   plant  and  equipment  and  other  capital
expenditures  of such  person and its  subsidiaries  that are (or should be) set forth in a  consolidated  statement of cash flows of such person for such period prepared in accordance with GAAP and (b) Capital Lease  Obligations  incurred by such person and its subsidiaries during such period.

"Capital  Lease  Obligations"  of any person shall mean the  obligations of such person to pay rent or other  amounts  under  any lease of (or other  arrangement conveying the right to use) real or personal property, or a combination thereof, which  obligations  are required to be  classified  and accounted for as capital leases on a balance  sheet of such  person  under  GAAP,  and the amount of such obligations  at any time shall be the  capitalized  amount  thereof at such time determined in accordance with GAAP.

"Change in Control" shall be deemed to have occurred if (a) Maxxam shall fail to own  directly  or  indirectly,  beneficially  and of  record,  Equity  Interests representing  at least 51% of the aggregate  ordinary voting power and aggregate equity  value  represented  by the issued and  outstanding  Equity  Interests in
PALCO; (b) Maxxam, through direct representation or through persons nominated by it, ceases to control a majority of the Board of Directors of PALCO necessary to effectuate  any actions of the Board of Directors  of PALCO;  (c) PALCO shall at any time fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding  Equity  Interests in Britt,  (unless PALCO owns no Equity  Interests  in Britt),  free and clear of all Liens  (other  than
Liens created by the Guarantee and Collateral  Agreement);  (d) PALCO shall fail to own directly or  indirectly,  beneficially  and of record,  Equity  Interests representing  at least 51% of the aggregate  ordinary voting power and aggregate equity  value  represented  by the issued and  outstanding  Equity  Interests in
Scotia Pacific or (e) PALCO,  through direct  representation  or through persons nominated by it, ceases to control a majority of the Board of Managers of Scotia
Pacific  necessary to effectuate  any actions of the Board of Managers of Scotia
Pacific.

"Change in Law" shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement,  (b) any change in any law, rule or regulation or in the  interpretation or application  thereof by any Governmental  Authority after the date of this  Agreement or (c) compliance by any Lender (or, for purposes of
Section 2.14, by any lending  office of such Lender or by such Lender's  holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

"Charges" shall have the meaning assigned to such term in Section 9.09.

"Closing Date" shall mean April 19, 2005.

"Collateral"  shall mean all property and assets of the Loan Parties,  now owned or  hereafter  acquired,  upon  which a Lien is  purported  to be created by any
Security Document, and shall include the Mortgaged Properties.

"Combined  EBITDA"  shall  mean,  for any period,  Combined  Net Income for such period plus (a) without  duplication  and to the extent  deducted in determining such  Combined  Net Income,  the sum of (i) Combined  Interest  Expense for such period,  (ii)  combined  income tax expense for such  period,  (iii) all amounts attributable  to  depreciation  and  amortization  for such  period and (iv) any non-cash  charges (other than the write-down of current  assets) for such period
(provided that to the extent that all or any portion of the income of any person is excluded from Combined Net Income pursuant to the definition  thereof for all or any portion of such period any amounts set forth in the preceding clauses (i)
through  (iv) that are  attributable  to such person  shall not be included  for purposes of this definition for such period or portion  thereof),  and minus (b)
without  duplication (i) all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Combined Net
Income  pursuant to clause  (a)(iv)  above in a previous  period and (ii) to the extent included in determining such Combined Net Income, any extraordinary gains and all non-cash  items of income for such period,  all determined on a combined basis in  accordance  with GAAP  (except  that  Inventory is presented on a FIFO basis).

"Combined  Interest  Expense"  shall mean,  for any  period,  the sum of (a) the interest expense (including imputed interest expense in respect of Capital Lease
Obligations) of the Borrowers on a combined basis for such period (including all commissions,  discounts  and other fees and charges  owed by the  Borrowers on a combined  basis  with  respect to  letters  of credit  and  bankers'  acceptance financing),  net of interest income, in each case determined on a combined basis in accordance  with GAAP,  plus (b) any interest  accrued  during such period in respect of Indebtedness of the Borrowers on a combined basis that is required to be  capitalized  rather than  included  in  interest  expense for such period in accordance with GAAP. For purposes of the foregoing,  interest  expense shall be determined  after  giving  effect to any net  payments  made or  received by the
Borrowers on a combined basis with respect to interest rate Hedging Agreements.

"Combined Net Income" shall mean, for any period,  the net income or loss of the
Borrowers on a combined basis for such period  determined on a combined basis in accordance  with GAAP;  provided  that there shall be excluded (a) the income of any Subsidiary (other than Britt),  (b) the income or loss of any person accrued prior to the date it is merged into or consolidated  with a Borrower or the date that such  person's  assets are  acquired by a  Borrower,  (c) the income of any person other than a Borrower, except to the extent of the amount of dividends or other  distributions  actually  paid to a Borrower  by such  person  during such period,  and (d) any gains  attributable  to sales of assets out of the ordinary course of business.

"Commitment"  shall mean,  with respect to any Lender,  such Lender's  Revolving
Credit Commitment and Swingline Commitment.

"Commitment  Fee"  shall  have the  meaning  assigned  to such  term in  Section
2.05(a).

"Commitment Fee Rate" shall mean a rate per annum equal to 1/2 of 1%.

"Control"  shall mean the  possession,  directly or indirectly,  of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting  securities,  by contract or otherwise,  and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

"Control  Agreement"  means tri-party  deposit  account,  securities  account or commodities  account control  agreements by and among the applicable Loan Party, the Administrative  Agent, certain other parties and the depository,  securities intermediary  or  commodities  intermediary,  and  each  in form  and  substance satisfactory  in all  respects  to the  Administrative  Agent  and in any  event
proving  to  the  Administrative   Agent  "control"  of  such  deposit  account,
securities or commodities  account within the meaning of Articles 8 and 9 of the
UCC.

"Credit Event" shall have the meaning assigned to such term in Section 4.01.

"Default"  shall  mean any  event or  condition  which  constitutes  an Event of
Default or which upon notice, lapse of time or both would constitute an Event of
Default.

"dollars"  or "$" shall  mean  lawful  money of the  United  States of  America.
------- -

"Eligible  Accounts" shall mean the Accounts which the  Administrative  Agent in the exercise of its reasonable  commercial  discretion determines to be Eligible
Accounts.  Without  limiting  the  discretion  of the  Administrative  Agent  to establish other criteria of  ineligibility,  Eligible Accounts shall not, unless the Administrative Agent in its sole discretion elects, include any Account:

(a) with respect to which more than 60 days have  elapsed  since the date of the original invoice therefor or which is more than 30 days past due, provided, that during the period from  November 1 through March 31 in any year any Account that is subject to an Extended  Terms  Invoice and with respect to which no more than
120 days have elapsed since the date of the original  invoice  therefor or which is no more  than 30 days past due shall be  eligible,  provided,  that when such
Account is  aggregated  with the gross  amount of all other such  Accounts  then outstanding, such aggregated amount shall not exceed $2,500,000;

(b) with respect to which any of the representations, warranties, covenants, and agreements  contained  in the  Security  Documents  are  incorrect  or have been breached;

(c) with  respect to which  Account (or any other  Account due from such Account
Debtor), in whole or in part, a check,  promissory note, draft, trade acceptance or other  instrument for the payment of money has been  received,  presented for payment and returned uncollected for any reason;

(d) which represents a progress billing (as hereinafter  defined) or as to which the applicable Borrower has extended the time for payment without the consent of the Administrative Agent; for the purposes hereof,  "progress billing" means any invoice  for goods  sold or leased or  services  rendered  under a  contract  or agreement pursuant to which the Account Debtor's  obligation to pay such invoice is  conditioned  upon  the  applicable  Borrower's  completion  of  any  further performance under the contract or agreement;

(e) with respect to which any one or more of the  following  events has occurred to the  Account  Debtor  on such  Account:  death  or  judicial  declaration  of incompetency of an Account Debtor who is an individual; the filing by or against the Account  Debtor of a request or petition  for  liquidation,  reorganization, arrangement,  adjustment of debts,  adjudication as a bankrupt,  winding-up,  or other relief  under the  bankruptcy,  insolvency,  or similar laws of the United
States,  any state or territory  thereof,  or any foreign  jurisdiction,  now or hereafter in effect;  the making of any general assignment by the Account Debtor for the benefit of creditors;  the  appointment of a receiver or trustee for the
Account  Debtor  or for any of the  assets  of the  Account  Debtor,  including, without limitation, the appointment of or taking possession by a "custodian," as defined in the  Federal  Bankruptcy  Code;  the  institution  by or against  the
Account Debtor of any other type of insolvency  proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal  proceeding for the dissolution or liquidation of, settlement of claims against,  or winding up of affairs of, the Account Debtor; the sale,  assignment,  or transfer of all or any  material  part of the  assets  of the  Account  Debtor;  the  nonpayment generally  by the  Account  Debtor  of its  debts  as they  become  due;  or the cessation of the business of the Account Debtor as a going concern;

(f) if fifty percent (50%) or more of the aggregate Dollar amount of outstanding
Accounts  owed at such time by the  Account  Debtor  thereon  is  classified  as ineligible under clause (a) above;

(g) owed by an Account Debtor which:  (i) does not maintain its chief  executive office in the United  States of America or Canada  (other  than the  Province of
Newfoundland);  or (ii) is not organized  under the laws of the United States of
America or Canada or any state or province  thereof;  or (iii) is the government of  any  foreign  country  or  sovereign  state,  or  of  any  state,  province, municipality,  or other  political  subdivision  thereof,  or of any department, agency,  public corporation,  or other  instrumentality  thereof;  except to the extent  that  such  Account  is  secured  or  payable  by  a  letter  of  credit satisfactory to the Administrative Agent in its discretion;

(h)  owed  by an  Account  Debtor  which  is an  Affiliate  or  employee  of the applicable Borrower;

(i) except as provided  in clause (k) below,  with  respect to which  either the perfection,  enforceability,  or validity of the Administrative Agent's Liens in such Account,  or the  Administrative  Agent's right or ability to obtain direct payment to the Administrative Agent of the proceeds of such Account, is governed by any federal,  state, or local statutory  requirements other than those of the
UCC;

(j) owed by an Account  Debtor to which the  applicable  Borrower  or any of its
Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor,  unless the Account Debtor has entered into an agreement  acceptable to the Administrative  Agent to waive setoff rights; or
if the Account  Debtor  thereon has  disputed  liability  or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

(k) owed by the government of the United States of America,  or any  department, agency, public corporation, or other instrumentality thereof, unless the Federal
Assignment of Claims Act of 1940, as amended (31 U.S.C.  ss. 3727 et seq.),  and any other steps necessary to perfect the  Administrative  Agent's Liens therein, have been complied with to the Administrative  Agent's satisfaction with respect to such Account;

(l) owed by any  state,  municipality,  or other  political  subdivision  of the
United States of America,  or any department,  agency,  public  corporation,  or
other  instrumentality   thereof  and  as  to  which  the  Administrative  Agent
determines that its Lien therein is not or cannot be perfected;

(m)  which  represents  a sale on a  bill-and-hold,  guaranteed  sale,  sale and return, sale on approval, consignment, or other repurchase or return basis;

(n) which is evidenced by a promissory  note or other  instrument  or by chattel paper;

(o) if the  Administrative  Agent  believes,  in the exercise of its  reasonable judgment,  that the prospect of  collection  of such Account is impaired or that the  Account  may  not be paid  by  reason  of the  Account  Debtor's  financial inability to pay;

(p) with respect to which the Account  Debtor is located in any state  requiring the filing of a Notice of Business  Activities Report or similar report in order to permit the applicable Borrower to seek judicial  enforcement in such State of payment of such  Account,  unless such  Borrower has qualified to do business in such state or has filed a Notice of  Business  Activities  Report or  equivalent report for the then current year;

(q) which arises out of a sale not made in the ordinary course of the applicable
Borrower's business;

(r) with  respect to which the goods  giving rise to such  Account have not been shipped and  delivered  to and  accepted by the Account  Debtor or the  services giving rise to such Account have not been performed by the applicable  Borrower, and,  if  applicable,  accepted  by the Account  Debtor,  or the Account  Debtor revokes its acceptance of such goods or services;

(s) owed by an Account Debtor or a group of affiliated  Account Debtors which is obligated to the applicable  Borrower  respecting  Accounts the aggregate unpaid balance of which exceeds fifteen  percent (15%) of the aggregate  unpaid balance of all  Accounts  owed to such  Borrower  at such time by all of the  Borrower's
Account Debtors, but only to the extent of such excess;

(t) which is not subject to a first priority and perfected  security interest in favor of the Administrative Agent for the benefit of the Secured Parties;

(u) as to which any Borrower is not able to bring suit or otherwise  enforce its remedies against the Account Debtor through judicial process;

(v) that is not a true and correct statement of bona fide indebtedness  incurred in the amount of the Account for  merchandise  sold to or services  rendered and accepted by the applicable Account Debtor;

(w)  with   respect  to  which  an  invoice,   reasonably   acceptable   to  the
Administrative Agent in form and substance,  has not been sent to the applicable
Account Debtor;

(x) that (i) is not owned by any  Borrower or (ii) is subject to any Lien of any other person,  other than Liens in favor of the Administrative  Agent, on behalf of itself and the Lenders;

(y) to the extent such  Account  exceeds  any credit  limit  established  by the
Administrative Agent, in its reasonable credit judgment,  following prior notice of such limit by the Administrative Agent to the Administrative Borrower; and

(z) that is payable in any currency other than dollars.

In addition, (i) to the extent that the amounts in respect of any Account in the general  ledger  are lower than the  amounts  in respect of such  Account in the monthly aging reports  submitted to the  Administrative  Agent,  the  difference between such amounts shall be excluded from the calculation of Eligible Accounts and (ii) if PALCO does not own any Equity Interest in Britt, no Account of Britt
shall constitute an Eligible Account.

If any Account at any time ceases to be an Eligible  Account,  then such Account shall promptly be excluded from the calculation of Eligible Accounts.

"Eligible  Inventory"  means  Inventory which the  Administrative  Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the
discretion  of  the   Administrative   Agent  to  establish  other  criteria  of
ineligibility,  Eligible Inventory shall not, unless the Administrative Agent in its sole discretion elects, include any Inventory:

(a) that is not owned by the applicable Borrower;

(b) that is not subject to the Administrative Agent's Liens, which are perfected as to such Inventory,  or that are subject to any other Lien  whatsoever  (other than the Liens  described  in clause  (d) of  Section  6.02  provided  that such
Permitted Liens (i) are junior in priority to the  Administrative  Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the  Administrative  Agent to realize  on or obtain  the full  benefit of the
Collateral);

(c) that does not consist of finished goods or raw materials;

(d) that consists of chemicals,  samples,  prototypes,  supplies, or packing and shipping materials;

(e)  that is not in good  condition,  is  unmerchantable,  or does  not meet all standards imposed by any Governmental  Authority,  having  regulatory  authority over such goods, their use or sale;

(f) that is not currently either usable or salable,  at prices  approximating at least cost, in the normal course of the applicable  Borrower's business, or that is slow moving or stale;

(g) that is obsolete or returned or repossessed or used goods taken in trade;

(h) that is located  outside the United States of America (or that is in-transit from vendors or suppliers);

(i) that is located in a public  warehouse or in  possession of a bailee or in a facility leased by the applicable Borrower, if the warehouseman,  or the bailee, or the lessor has not delivered to the Administrative Agent, if requested by the
Administrative   Agent,  a   subordination   agreement  in  form  and  substance
satisfactory  to the  Administrative  Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

(j) that contains or bears any  proprietary  rights  licensed to the  applicable
Borrower by any Person, if the Administrative Agent is not satisfied that it may sell or otherwise  dispose of such Inventory in accordance with the terms of the
Security  Documents  and  Section  6.05  without  infringing  the  rights of the licensor of such proprietary rights or violating any contract with such licensor
(and without  payment of any royalties other than any royalties due with respect to the sale or disposition of such  Inventory  pursuant to the existing  license agreement),  and, as to which the  applicable  Borrower has not delivered to the
Administrative  Agent a consent or  sublicense  agreement  from such licensor in form and substance acceptable to the Administrative Agent if requested;

(k) that is Inventory placed on consignment;

(l) that consists of the difference between any Borrower's  first-in,  first-out log costs and estimated market value log costs;

(m) that consists of the difference between any Borrower's  first-in,  first-out lumber costs and reported market value lumber costs;

(n) (i) is not located on premises owned,  leased or rented by Borrowers and set forth in  Disclosure  Schedule  3.20 or (ii) is  located  at an  owned  location subject to a mortgage in favor of a lender other than the Administrative  Agent, unless a  reasonably  satisfactory  mortgagee  waiver has been  delivered to the
Administrative Agent;

(o) that is covered by a negotiable  document of title, unless such document has been delivered to the Administrative Agent with all necessary endorsements, free and clear of all Liens  except  those in favor of the  Administrative  Agent and
Lenders;  (p) that is not of a type held for sale in the ordinary  course of the applicable Borrower's business;

(q)  that  breaches  any of the  representations  or  warranties  pertaining  to
Inventory set forth in the Loan Documents;

(r) that consists of any costs associated with "freight-in" charges;

(s) that  consists of Hazardous  Materials or goods that can be  transported  or sold only with licenses that are not readily available; or

(t) that is not  covered by  casualty  insurance  reasonably  acceptable  to the
Administrative Agent.

In addition,  (i) to the extent that the amounts in respect of any  Inventory in the general  ledger are lower than the amounts in respect of such  Inventory  in the monthly aging reports submitted to the Administrative  Agent, the difference between  such  amounts  shall be  excluded  from  the  calculation  of  Eligible
Inventory  and (ii) to the extent that PALCO does not own an Equity  Interest in
Britt, no Inventory of Britt shall constitute Eligible Inventory.

If any  Inventory at any time ceases to be Eligible  Inventory,  such  Inventory shall promptly be excluded from the calculation of Eligible Inventory.

"Environmental Laws" shall mean all former,  current and future Federal,  state, local and foreign laws (including  common law),  treaties,  regulations,  rules, ordinances,  codes, decrees,  judgments,  directives,  orders (including consent orders), and agreements in each case, relating to protection of the environment, natural  resources,  human  health  and  safety  or the  presence,  Release  of, threatened  Release,  or exposure to,  Hazardous  Materials,  or the generation, manufacture,  processing,  distribution,  use,  treatment,  storage,  transport, recycling or handling of, or the  arrangement  for such  activities with respect to, Hazardous Materials.

"Environmental  Liability"  shall mean all  liabilities,  obligations,  damages, losses, claims,  actions,  suits,  judgments,  orders, fines,  penalties,  fees, expenses and costs (including  administrative  oversight costs, natural resource damages and remediation costs), whether contingent or otherwise,  arising out of or relating to (a) compliance or non-compliance  with any Environmental Law, (b)
the generation, use, handling, transportation, storage, treatment or disposal of any  Hazardous  Materials,  (c)  exposure to any  Hazardous  Materials,  (d) the
Release or threatened  Release of any  Hazardous  Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

"Environmental   Permit"  shall  mean  any  Permit  under   Environmental   Law.
--------------------

"Equipment"  means all now owned and hereafter  acquired  machinery,  equipment, furniture, furnishings, fixtures, of either Borrower and other tangible personal property (except  Inventory),  including embedded software,  motor vehicles with respect to which a certificate of title has been issued,  aircraft, dies, tools, jigs,  molds and  office  equipment,  as well as all of such  types of  property leased by either Borrower and all of such  Borrower's  rights and interests with respect thereto under such leases  (including,  without  limitation,  options to purchase);  together  with all  present  and  future  additions  and  accessions thereto,  replacements therefor, component and auxiliary parts and supplies used or to be used  in  connection  therewith,  and  all  substitutes  for any of the foregoing, and all manuals, drawings,  instructions,  warranties and rights with respect thereto; wherever any of the foregoing is located.

"Equity  Interests" shall mean shares of capital stock,  partnership  interests, membership  interests in a limited liability company,  beneficial interests in a trust or other equity  interests in any person,  or any obligations  convertible into or  exchangeable  for,  or giving any person a right,  option or warrant to acquire, such equity interests or such convertible or exchangeable obligations.

"Equity  Issuance"  shall  mean any  issuance  or sale by  PALCO  of any  Equity
Interests  of PALCO,  or the  receipt by PALCO of any capital  contribution,  as applicable,  except in each case for (a) any issuance of  directors'  qualifying shares and (b) sales or  issuances  of common  stock of PALCO to  management  or employees of PALCO or any  Subsidiary  under any employee  stock option or stock purchase  plan or employee  benefit plan in  existence  from time to time in the ordinary course of business.

"ERISA"  shall mean the Employee  Retirement  Income  Security  Act of 1974,  as
amended from time to time.

"ERISA Affiliate" shall mean any trade or business (whether or not incorporated)
that, together with the Borrowers, is treated as a single employer under Section
414(b) or (c) of the Tax Code,  or solely for  purposes  of Section 302 of ERISA and Section 412 of the Tax Code, is treated as a single  employer  under Section
414 of the Tax Code.

"ERISA Event" shall mean (a) any "reportable  event", as defined in Section 4043 of ERISA or the regulations  issued  thereunder,  with respect to a Benefit Plan
(other  than an event for which the 30-day  notice  period is  waived);  (b) the
existence  with  respect  to  any  Benefit  Plan  of  an  "accumulated   funding
deficiency" (as defined in Section 412 of the Tax Code or Section 302 of ERISA),
whether or not waived; (c) the filing pursuant to Section 412(d) of the Tax Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Benefit Plan;  (d) the  incurrence by the Borrowers or any of its ERISA  Affiliates  of any  liability  under Title IV of ERISA with respect to the  termination  of any Benefit  Plan or the  withdrawal  or partial withdrawal of the Borrowers or any of its ERISA Affiliates from any Benefit Plan or  Multiemployer  Plan;  (e) the receipt by the  Borrowers  or any of its ERISA
Affiliates from the PBGC or a plan  administrator  of any notice relating to the intention  to  terminate  any  Benefit  Plan or Plans or to appoint a trustee to administer any Benefit Plan; (f) the adoption of any amendment to a Benefit Plan that would require the provision of security  pursuant to Section  401(a)(29) of the Tax Code or Section 307 of ERISA; (g) the receipt by the Borrowers or any of their ERISA Affiliates of any notice, or the receipt by any  Multiemployer  Plan from the Borrowers or any of their ERISA  Affiliates  of any notice,  concerning the imposition of Withdrawal  Liability or a determination  that a Multiemployer
Plan is, or is  expected  to be,  insolvent  or in  reorganization,  within  the meaning of Title IV of ERISA;  (h) the occurrence of a "prohibited  transaction"
with  respect  to  which  the  Borrowers  or  any  of  the   Subsidiaries  is  a
"disqualified  person"  (within the meaning of Section  4975 of the Tax Code) or with respect to which the Borrowers or any such  Subsidiary  could  otherwise be liable;  or (i) any other event or  condition  with respect to a Benefit Plan or
Multiemployer Plan that could result in liability of any Loan Party in an amount in excess of $2,500,000.

"Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans  comprising  such Borrowing,  are bearing  interest at a rate determined by reference to the Adjusted LIBO Rate.

"Event of Default" shall have the meaning assigned to such term in Article VII.

"Excluded  Taxes" shall mean,  with  respect to the  Administrative  Agent,  any
Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) taxes imposed on (or measured by) its net  income  as  a  result  of a  connection  between  such  recipient  and  the jurisdiction  imposing such tax (or any political  subdivision  thereof),  other than any such  connection  arising solely from such recipient  having  executed, delivered or performed its obligations or received a payment under, or enforced, this  Agreement  or any  other  Loan  Document  and (b) in the case of a Foreign
Lender  (other  than an  assignee  pursuant  to a request by the  Administrative
Borrower  under  Section  2.21(a)),  any United States  withholding  tax that is imposed  on  amounts  payable to such  Foreign  Lender at the time such  Foreign
Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.20(d), except to the extent  that such  Foreign  Lender (or its  assignor,  if any) was entitled, at the time of designation of a new lending office (or assignment), to receive  additional  amounts  from PALCO with  respect to such  withholding  tax pursuant to Section 2.20(a).

"Existing  Credit  Facility" shall mean the  $30,000,000  credit facility of the
Borrowers  under the Credit  Agreement  dated as of January 23, 2004,  among the
Borrowers,  Bank of America, N.A., as a lender and as agent for all lenders, and the other lenders party thereto, as amended.

"Extended Terms Invoice" means any invoice issued by a Borrower that states that payment  in  respect  of such  invoice is due more than 30 days past the date of such invoice.

"Facility"  shall  mean  the  Commitments  and the  extensions  of  credit  made thereunder.

"Federal Funds  Effective  Rate" shall mean,  for any day, the weighted  average
(rounded  upwards,  if  necessary,  to the  next  1/100  of 1%) of the  rates on overnight Federal funds  transactions with members of the Federal Reserve System arranged by Federal funds brokers,  as published on the next succeeding Business
Day by the  Federal  Reserve  Bank  of New  York,  or,  if  such  rate is not so published for any day that is a Business Day, the average (rounded  upwards,  if necessary,  to the  next  1/100  of 1%) of the  quotations  for the day for such transactions  received  by the  Administrative  Agent from three  Federal  funds brokers of recognized standing selected by it.

"Fee Letter" shall mean the Fee Letter dated as of the Closing  Date,  among the
Borrowers and the Administrative Agent.

"Fees" shall mean the Commitment  Fees, the  Administrative  Agent Fees, the L/C
Guaranty Fees and the Issuing Bank Fees.

"Financial  Officer"  of any  person  shall  mean the chief  financial  officer, principal  accounting  officer,  treasurer or  controller  of such person and in addition to such persons,  for purposes of certifying  compliance with financial covenants and the  preparation of a Borrowing Base  Certificate,  the "Financial
Officer" shall include the financial  reporting  manager and general  accounting manager  or any  other  person  having  substantially  the  same  authority  and responsibility.

"Foreign  Lender"  shall mean any Lender that is  organized  under the laws of a jurisdiction  other than that in which the Borrower is located.  For purposes of this  definition,  the United  States of  America,  each State  thereof  and the
District of Columbia shall be deemed to constitute a single jurisdiction.

"GAAP" shall mean generally accepted accounting principles in the United States.

"Governmental  Authority"  shall mean the  government  of the  United  States of
America or any other nation, any political subdivision thereof, whether state or local,  and any agency,  authority,  instrumentality,  regulatory  body,  court, central  bank or  other  entity  exercising  executive,  legislative,  judicial, taxing,  regulatory  or  administrative  powers or functions of or pertaining to government.

"Granting  Lender"  shall  have the  meaning  assigned  to such term in  Section
9.04(i).

"Guarantee"  of or by any person (the  "guarantor")  shall mean any  obligation, contingent or otherwise,  of (a) the guarantor or (b) another person  (including any bank under a letter of credit) to induce the creation of which the guarantor has issued a reimbursement,  counterindemnity or similar  obligation,  in either case guaranteeing or having the economic effect of guaranteeing any Indebtedness or other  obligation of any other person (the "primary  obligor") in any manner, whether  directly or  indirectly,  and including any  obligation,  contingent or otherwise,  of the  guarantor,  direct or  indirect,  (i) to purchase or pay (or advance or supply  funds for the  purchase or payment of) such  Indebtedness  or other  obligation or to purchase (or to advance or supply funds for the purchase
of) any security for the payment of such Indebtedness or other obligation,  (ii)
to  purchase  or lease  property,  securities  or  services  for the  purpose of assuring the owner of such  Indebtedness  or other  obligation of the payment of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial  statement  condition or liquidity of the primary obligor so as to enable the primary  obligor to pay such  Indebtedness  or other obligation,  (iv) as an  account  party in  respect  of any  letter of credit or letter of guaranty  issued to support such  Indebtedness or obligation or (v) to otherwise  assure  or hold  harmless  the  owner of such  Indebtedness  or other obligation  against loss in respect thereof;  provided,  however,  that the term
"Guarantee"  shall not include  endorsements  for  collection  or deposit in the ordinary course of business.

"Guarantee  and Collateral  Agreement"  shall mean each Guarantee and Collateral
Agreement  executed and delivered by one or more Loan Parties,  each in form and substance reasonably satisfactory to the Administrative Agent.

"Guarantors" shall mean the Subsidiary Guarantors.

"Hazardous  Materials" shall mean any petroleum (including crude oil or fraction thereof) or petroleum  products or byproducts,  or any  pollutant,  contaminant, chemical,  compound,  constituent,  or  hazardous,  toxic or  other  substances, materials  or wastes  defined,  or  regulated  as such by, or  pursuant  to, any
Environmental  Law, or requires  removal,  remediation  or  reporting  under any
Environmental Law, including asbestos, or asbestos containing material, radon or other  radioactive  material,  polychlorinated  biphenyls and urea  formaldehyde insulation.

"Hedging  Agreement" shall mean any agreement with respect to any swap, forward, future or derivative  transaction or option or similar agreement  involving,  or settled  by  reference  to,  one  or  more  rates,  currencies,  fuel  or  other commodities, equity or debt instruments or securities, or economic, financial or pricing  indices or measures of economic,  financial or pricing risk or value or any similar transaction or any combination of these transactions.

"Holdings" shall mean MAXXAM Group Inc.

"Indebtedness"  of  any  person  shall  mean,  without   duplication,   (a)  all
obligations  of such person for  borrowed  money or with  respect to deposits or advances of any kind,  (b) all  obligations  of such person  evidenced by bonds, debentures,  notes or similar  instruments,  (c) all  obligations of such person under conditional sale or other title retention  agreements relating to property or assets acquired by such person, (d) all obligations of such person in respect of the deferred purchase price of property or services (other than current trade accounts  payable  incurred  in  the  ordinary  course  of  business),  (e)  all obligations of such person, contingent or otherwise, to purchase, redeem, retire or otherwise  acquire for value any Equity  Interests  in such  person,  (f) all
Indebtedness of others secured by (or for which the holder of such  Indebtedness has an existing  right,  contingent or otherwise,  to be secured by) any Lien on property  owned or  acquired  by such  person,  whether or not the  Indebtedness secured  thereby  has  been  assumed,  (g)  all  Guarantees  by such  person  of
Indebtedness of others,  (h) all Capital Lease  Obligations of such person,  (i)
all obligations,  contingent or otherwise, of such person as an account party in respect of letters of credit and  letters of guaranty  and (j) all  obligations, contingent or otherwise, of such person in respect of bankers' acceptances.  The
Indebtedness  of any person shall include the  Indebtedness  of any other person
(including  any  partnership  in which such person is a general  partner) to the extent such person is liable  therefor  as a result of such  person's  ownership interest in, or other relationship with, such other person, except to the extent the terms of such Indebtedness provide that such person is not liable therefor.

"Indemnified Taxes" shall mean Taxes other than Excluded Taxes and Other Taxes.

"Indemnitee" shall have the meaning assigned to such term in Section 9.05(b).

"Information" shall have the meaning assigned to such term in Section 9.16.

"Intellectual  Property Collateral" shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

"Intellectual  Property Security Agreement" shall mean all Intellectual Property
Security  Agreements  to be executed  and  delivered by the Loan  Parties,  each substantially  in the  applicable  form required by the Guarantee and Collateral
Agreement.

"Intercreditor  Agreement" shall mean that certain Intercreditor Agreement dated as of the Closing Date by and among the Borrowers, the Guarantors, Holdings, the
Administrative  Agent and the Administrative  Agent (as defined in the Term Loan
Agreement).

"Interest Payment Date" shall mean (a) with respect to any ABR Loan (including a
Swingline  Loan),  the last  Business Day of each calendar  month,  and (b) with respect to any Eurodollar  Loan, the last day of the Interest Period  applicable to the  Borrowing  of which such Loan is a part and, in the case of a Eurodollar
Borrowing with an Interest Period of more than three months' duration,  each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing.

"Interest  Period" shall mean,  with respect to any  Eurodollar  Borrowing,  the period  commencing on the date of such  Borrowing and ending on the  numerically corresponding  day in the calendar month that is 1, 2, 3 or 6 months  thereafter
(or 9 or 12 months  thereafter  if, at the time of the  relevant  Borrowing,  an interest  period of such  duration is  available  to all  Lenders  participating therein),  as the  Borrowers  may  elect;  provided,  however,  that  (a) if any
Interest  Period  would end on a day other than a Business  Day,  such  Interest
Period  shall be extended to the next  succeeding  Business Day unless such next succeeding  Business Day would fall in the next  calendar  month,  in which case such Interest  Period shall end on the next  preceding  Business Day and (b) any
Interest  Period that commences on the last Business Day of a calendar month (or on a day  for  which  there  is no  numerically  corresponding  day in the  last calendar  month of such  Interest  Period) shall end on the last Business Day of the last calendar month of such Interest Period.  Interest shall accrue from and including  the first day of an Interest  Period to but excluding the last day of such Interest  Period.  For purposes hereof,  the date of a Borrowing  initially shall be the date on which such  Borrowing is made and  thereafter  shall be the effective date of the most recent conversion or continuation of such Borrowing.

"Inventory"  means all now owned and  hereafter  acquired  inventory,  goods and merchandise of either  Borrower,  wherever  located,  to be furnished  under any contract  of  service  or held  for  sale or  lease,  all  returned  goods,  raw materials, work-in-process,  finished goods (including embedded software), other materials  and  supplies of any kind,  nature or  description  which are used or consumed in either  Borrower's  business or used in connection with the packing, shipping, advertising,  selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

"Investments" shall have the meaning assigned to such term in Section 6.04.

"Issuing Bank" shall mean, as the context may require,  or a bank selected by or acceptable  to  Administrative  Agent in its sole  discretion,  in such Person's capacity as an issuer of Letters of Credit.

"Issuing  Bank Fees"  shall have the  meaning  assigned  to such term in Section
2.05(c).

"L/C   Disbursement"   shall  mean  a  payment  or  disbursement   made  by  the
Administrative Agent under a Letter of Credit Guaranty.

"L/C  Exposure"  shall mean, at any time,  the sum of (a) the aggregate  undrawn amount of all Letters of Credit at such time and (b) the aggregate amount of all
L/C  Disbursements  that have not been reimbursed at such time. The L/C Exposure of any Lender at any time shall equal its Pro Rata  Percentage  of the aggregate
L/C Exposure at such time.

"L/C Fee Payment  Date" shall have the meaning  assigned to such term in Section
2.05(c).

"L/C  Guaranty  Fee" shall  have the  meaning  assigned  to such term in Section
2.05(c).

"Lender  Addendum"  shall mean,  with  respect to any initial  Lender,  a Lender
Addendum  in the form of Exhibit E, or such other form as may be supplied by the
Administrative Agent, to be executed and delivered by such Lender on the Closing
Date.

"Lenders"  shall mean (a) the persons that deliver a Lender Addendum (other than any such person that has ceased to be a party hereto  pursuant to an  Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an
Assignment  and  Acceptance.  Unless the context  otherwise  requires,  the term
"Lenders" shall include the Swingline Lender.

"Letter of Credit"  shall mean any letter of credit  issued  pursuant to Section
2.23.

"Letter  of Credit  Guaranty"  shall  mean any  guaranty  or  similar  agreement delivered  by the  Administrative  Agent  to an  Issuing  Bank  of  one or  more
Borrowers'  reimbursement  obligation  under such Issuing  Bank's  reimbursement agreement, application for letter of credit or other like document.

"LIBO  Rate"  shall  mean,  with  respect to any  Eurodollar  Borrowing  for any
Interest Period,  the rate per annum determined by the  Administrative  Agent at approximately  11:00 a.m.,  London time,  on the date that is two Business  Days prior to the  commencement  of such Interest  Period by reference to the British
Bankers'  Association  Interest Settlement Rates for deposits in dollars (as set forth by the Bloomberg Information Service or any successor thereto or any other service  selected by the  Administrative  Agent which has been  nominated by the
British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest  Period;  provided that, to the extent that an interest rate is not  ascertainable  pursuant to the foregoing  provisions of this definition,  the "LIBO Rate" shall be the interest rate per annum determined by the  Administrative  Agent to be the average of the rates per annum at which  deposits  in dollars  are  offered  for such  relevant
Interest Period to major banks in the London interbank market in London, England by the  Administrative  Agent at  approximately  11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

"Lien" shall mean, with respect to any asset,  (a) any mortgage,  deed of trust, lien (statutory or otherwise),  pledge, hypothecation,  encumbrance,  collateral assignment,  charge  or  security  interest  in,  on or of such  asset,  (b) the interest of a vendor or a lessor under any conditional  sale agreement,  capital lease or title retention agreement (or any financing lease having  substantially the same economic effect as any of the foregoing) relating to such asset and (c)
in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

"Loan Documents" shall mean this Agreement and the Security Documents.

"Loan Parties" shall mean the Borrowers and each Subsidiary that is or becomes a party to a Loan Document.

"Loans"  means Loans made by the Lenders to the  Borrowers  pursuant to Sections
2.01 and 2.22.

"Margin Stock" shall have the meaning assigned to such term in Regulation U.

"Material  Adverse Effect" shall mean a material  adverse  condition or material adverse change in or materially affecting (a) the business, assets, liabilities, operations  or condition  (financial or otherwise) or prospects of PALCO and the
Subsidiaries,  taken as a whole, or (b) the validity or enforceability of any of
the  Loan   Documents  or  the  rights  and  remedies  of  the   Arranger,   the
Administrative Agent, or the Secured Parties thereunder.

"Material  Indebtedness"  shall  mean  Indebtedness  (other  than the  Loans and
Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of PALCO and the  Subsidiaries  in an  aggregate  outstanding principal  amount  exceeding  $1,000,000.  For purposes of determining  Material
Indebtedness,  the  "principal  amount"  of  the  obligations  of  PALCO  or any
Subsidiary in respect of any Hedging  Agreement at any time shall be the maximum aggregate  amount (giving effect to any netting  agreements)  that PALCO or such
Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

"Maturity Date" shall mean April 19, 2010.

"Maximum Rate" shall have the meaning assigned to such term in Section 9.09.

"Maxxam" means MAXXAM Inc.

"Moody's" shall mean Moody's Investors Service, Inc.
 -------

"Mortgaged  Properties" shall mean, initially,  each parcel of real property and the  improvements  thereto  owned or leased by a Loan  Party  and  specified  on
Schedule  1.01,  and  shall  include  each  other  parcel of real  property  and improvements  thereto  with  respect to which a Mortgage is granted  pursuant to
Section 5.09 or 5.10.

"Mortgages"  shall  mean the fee or  leasehold  mortgages  or  deeds  of  trust, assignments of leases and rents and other security  documents granting a Lien on any  Mortgaged  Property to secure the  Obligations,  each in form and substance reasonably  satisfactory to the Administrative Agent, with such changes as shall be advisable  under the law of the  jurisdiction in which such Mortgage is to be recorded and as are reasonably  satisfactory to the Administrative Agent, as the same may be amended,  supplemented,  replaced or otherwise modified from time to time in accordance with this Agreement.

"Multiemployer  Plan"  shall  mean a  multiemployer  plan as  defined in Section
4001(a)(3) of ERISA.

"Net  Amount of  Eligible  Accounts"  means,  at any time,  the gross  amount of
Eligible  Accounts  less  sales,  excise or  similar  taxes,  and less  returns, discounts,  claims,  credits and allowances,  accrued rebates, and deductions of any  nature  at any time  issued,  owing,  granted,  outstanding,  available  or claimed.

"Obligations"  shall  mean  all  obligations  defined  as  "Obligations"  in the
Guarantee and Collateral Agreement and the other Security Documents.

"Other  Taxes"  shall mean any and all  present or future  stamp or  documentary taxes  or any  other  excise  or  property  taxes,  charges  or  similar  levies
(including  interest,  fines,  penalties  and additions to tax) arising from any payment  made  under  any Loan  Document  or from  the  execution,  delivery  or enforcement of, or otherwise with respect to, any Loan Document.

"PBGC"  shall mean the  Pension  Benefit  Guaranty  Corporation  referred to and defined in ERISA and any successor entity performing similar functions.

"Perfection  Certificate"  shall mean the Pre-Closing UCC Diligence  Certificate substantially  in the  form of  Exhibit  F or any  other  form  approved  by the
Administrative Agent.

"Permits"  shall  mean  any  and  all  franchises,  licenses,  leases,  permits,
approvals,   notifications,   certifications,   registrations,   authorizations,
exemptions,  qualifications,  easements,  rights of way, Liens and other rights, privileges and approvals required under any Requirement of Law.

"Permitted Investments" shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are  unconditionally  guaranteed  by,  the United  States of America  (or by any agency thereof to the extent such  obligations  are backed by the full faith and credit of the United States of America),  in each case maturing  within one year from the date of acquisition thereof;

(b)  investments in commercial  paper maturing  within 270 days from the date of acquisition thereof and having, at such date of acquisition,  the highest credit rating obtainable from S&P or from Moody's;

(c)  investments  in  certificates  of deposit,  banker's  acceptances  and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed  by or placed  with,  and money  market  deposit  accounts  issued or offered by, the  Administrative  Agent or any domestic  office of any commercial bank  organized  under the laws of the  United  States of  America  or any State thereof  that has a combined  capital and surplus and  undivided  profits of not less than $500,000,000;

(d) fully collateralized  repurchase  agreements with a term of not more than 30 days for  securities  described  in clause  (a) above  and  entered  into with a financial institution satisfying the criteria of clause (c) above;

(e)  investments  in "money market funds" within the meaning of Rule 2a-7 of the
Investment  Company Act of 1940, as amended,  substantially  all of whose assets are  invested in  investments  of the type  described in clauses (a) through (d)
above;

(f) taxable auction rate securities  commonly known as "money market notes" that at the time of purchase have been rated and the ratings for which (A) for direct issues, must not be less than "P1" if rated by Moody's Investors Services,  Inc.
and not less than "A1" if rated by Standard and Poor's  Corporation,  or (B) for collateralized  issues  which follow the asset  coverage  tests set forth in the
Investment  Company Act of 1940, as amended,  must have long-term  ratings of at least "AAA" if rated by Standard & Poor's  Corporation and "Aaa" if rated by
Moody's Investors Services, Inc.; and

(g) other  short-term  investments  utilized by  Subsidiaries in accordance with normal  investment  practices  for  cash  management  in  investments  of a type analogous to the foregoing.

"Permitted Refinancing  Indebtedness" shall mean Indebtedness issued or incurred
(including  by means of the  extension or renewal of existing  Indebtedness)  to refinance,  refund, extend, renew or replace existing Indebtedness  ("Refinanced
Indebtedness");  provided  that (a) the  principal  amount of such  refinancing, refunding, extending, renewing or replacing Indebtedness is not greater than the principal amount of such Refinanced Indebtedness plus the amount of any premiums or penalties and accrued and unpaid  interest paid thereon and  reasonable  fees and  expenses,  in  each  case  associated  with  such  refinancing,  refunding, extension, renewal or replacement, (b) such refinancing,  refunding,  extending, renewing or replacing  Indebtedness has a final maturity that is no sooner than, and a weighted average life to maturity that is no shorter than, such Refinanced
Indebtedness,  (c) if such Refinanced Indebtedness or any Guarantees thereof are
subordinated  to  the  Obligations,  such  refinancing,   refunding,  extending,
renewing  or  replacing  Indebtedness  and  any  Guarantees  thereof  remain  so subordinated  on terms no less  favorable  to the  Lenders,  (d) the obligors in respect of such Refinanced  Indebtedness  immediately prior to such refinancing, refunding,  extending,  renewing  or  replacing  are the only  obligors  on such refinancing,  refunding  extending,  renewing or replacing  Indebtedness and (e)
such  refinancing,  refunding,  extending,  renewing or  replacing  Indebtedness contains covenants and events of default and is benefited by Guarantees, if any, which,  taken as a whole, are determined in good faith by a Financial Officer of
PALCO to be no less favorable to the Borrowers or the applicable  Subsidiary and the Lenders in any material  respect than the covenants and events of default or
Guarantees, if any, in respect of such Refinanced Indebtedness.

"person" shall mean any natural  person,  corporation,  trust,  business  trust, joint venture,  joint stock company,  association,  company,  limited  liability company, partnership, Governmental Authority or other entity.

"Pledged  Collateral"  shall  have  the  meaning  assigned  to such  term in the
Guarantee and Collateral Agreement.

"Prime  Rate" shall mean the rate of interest per annum  announced  from time to time by Credit  Suisse First Boston as its prime rate in effect at its principal office in New York City;  each change in the Prime Rate shall be effective as of the opening of business on the date such change is announced as being effective.
The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

"Pro Rata  Percentage" of any Lender,  at any time, shall mean the percentage of the total Commitments represented by such Lender's Commitment.  In the event the
Commitments  shall have expired or been  terminated,  the Pro Rata Percentage of any Lender shall be determined on the basis of the Commitments  most recently in effect prior thereto.

"Real  Property"  shall mean all Mortgaged  Property and all other real property owned or leased from time to time by any Loan Party.

"Register" shall have the meaning assigned to such term in Section 9.04(d).

"Regulation  T" shall  mean  Regulation  T of the  Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

"Regulation  U" shall  mean  Regulation  U of the  Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

"Regulation  X" shall  mean  Regulation  X of the  Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

"Related  Parties"  shall  mean,  with  respect to any  specified  person,  such person's Affiliates and the respective directors,  officers,  employees,  agents and advisors of such person and such person's Affiliates.

"Release" shall mean any release, spill, seepage,  emission,  leaking,  pumping, injection, pouring, emptying, deposit, disposal, discharge,  dispersal, dumping, escaping, leaching, or migration into, onto or through the environment or within or upon any building, structure, facility or fixture.

"Required  Lenders"  shall mean, at any time,  Lenders  having Loans  (excluding
Swingline  Loans),  L/C  Exposure,  Swingline  Exposure  and unused  Commitments representing  at least a majority of the sum of all Loans  (excluding  Swingline
Loans),  outstanding L/C Exposure,  Swingline Exposure and unused Commitments at such time.

"Requirement  of Law" shall mean as to any person,  the  governing  documents of such person,  and any law,  treaty,  rule or regulation or  determination  of an arbitrator or a court or other Governmental  Authority,  in each case applicable to or binding upon such person or any of its Real Property or personal  property or to which such person or any of its property of any nature is subject.

"Reserves" shall mean reserves that limit the availability of credit  hereunder, consisting of reserves  against the Commitments,  Eligible  Accounts or Eligible
Inventory,  established  by the  Administrative  Agent  from time to time in the
Administrative   Agent's  reasonable  credit  judgment.   Without  limiting  the
generality  of the  foregoing,  the following  reserves  shall be deemed to be a reasonable exercise of the Administrative Agent's credit judgment: (a) a reserve for accrued, unpaid interest on the Obligations, (b) reserves for rent at leased locations  subject to statutory or contractual  landlord liens, (c) reserves for any  lumberman's  liens,  logger's liens or other priming  liens,  (d) Inventory
shrinkage,   (e)  environmental  compliance  reserves,  (f)  dilution,  and  (g)
warehousemen's or bailees' charges.

"Responsible  Officer"  of any  person  shall  mean  any  executive  officer  or
Financial  Officer  of such  person and any other  officer  or similar  official thereof  responsible for the administration of the obligations of such person in respect of this Agreement.

"Restricted  Payment" shall mean any dividend or other distribution  (whether in cash,  securities  or other  property)  with respect to any Equity  Interests in
PALCO or any Subsidiary,  or any payment  (whether in cash,  securities or other property),  including  any sinking  fund or similar  deposit,  on account of the purchase,  redemption,  defeasance,  retirement,  acquisition,  cancellation  or termination  of any Equity  Interests in PALCO or any  Subsidiary or any option, warrant or other  right to acquire  any such  Equity  Interests  in PALCO or any
Subsidiary.

"Revolving  Credit  Commitment"  shall mean,  with respect to each  Lender,  the commitment,  if any, of such Lender to make Loans (and to acquire participations in Letters of Credit and Swingline  Loans)  hereunder as set forth on the Lender
Addendum delivered by such Lender, or in the Assignment and Acceptance  pursuant to which such Lender assumed its Commitment,  as applicable,  as the same may be
(i)  reduced  from time to time  pursuant  to Section  2.09 and (ii)  reduced or increased  from  time to  time  pursuant  to  assignments  by or to such  Lender pursuant to Section 9.04.

"Revolving Credit Exposure" shall mean, with respect to any Lender, at any time, the aggregate  principal  amount at such time of all  outstanding  Loans of such
Lender,  plus the  aggregate  amount at such time of such Lender's L/C Exposure, plus the aggregate amount at such time of such Lender's Swingline Exposure.

"S&P" shall mean Standard & Poor's Ratings Group, Inc. ---

"Salmon  Creek"  shall mean  Salmon  Creek LLC,  a  Delaware  limited  liability company.

"Scotia Inn" shall mean Scotia Inn Inc., a Delaware corporation. ----------

"Scotia  Pacific"  shall mean Scotia  Pacific  Company  LLC, a Delaware  limited liability company.

"Secured  Parties" shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

"Security  Documents"  shall mean the Guarantee and  Collateral  Agreement,  the
Mortgages,  the Intellectual  Property  Security  Agreements,  the Intercreditor
Agreement  and  each  of the  other  security  agreements,  pledges,  mortgages, consents and other instruments and documents  executed and delivered pursuant to any of the foregoing or pursuant to Section 5.09 or 5.10.

"Settlement Property" shall mean the approximately 200 acres of real property to be deeded  from Scotia  Pacific to PALCO,  and then  substantially  concurrently deeded from PALCO to Ms. Kristi  Wrigley,  pursuant to that certain  Stipulation for Settlement CCP Section 664.6 in Kristi Wrigley, et al. v Charles Hurwitz, et
al., State of California, Humboldt County Superior Court, Case No. DR 9700399.

"Special Agent Advance" shall have the meaning  assigned to such term in Section
9.05(e).

"SPC" shall have the meaning assigned to such term in Section 9.04(i).

"Statutory  Reserves"  shall  mean a  fraction  (expressed  as a  decimal),  the numerator of which is the number one and the  denominator of which is the number one minus the  aggregate  of the  maximum  reserve  percentages  (including  any marginal,  special,  emergency or supplemental  reserves) expressed as a decimal established by the Board and any other banking  authority,  domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting  office making or holding a Loan) is subject for  eurocurrency funding (currently referred to as "Eurocurrency  Liabilities" in Regulation D of
the Board).  Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve  requirements without benefit of or credit for proration,  exemptions or offsets that may be available from time to time to any
Lender under such Regulation D or any comparable regulation.  Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

"subsidiary"  shall mean, with respect to any person (herein  referred to as the
"parent"), any corporation,  partnership, limited liability company, association
or  other  entity  (a)  of  which   securities  or  other  ownership   interests
representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made,  owned,  controlled or held, or (b) that is, at the time any determination is made,  otherwise  Controlled,  by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

"Subsidiary"  shall mean any subsidiary of PALCO, other than Scotia Pacific or a subsidiary of Scotia Pacific.

"Subsidiary Guarantor" shall mean each Subsidiary other than Britt.

"Survey" shall have the meaning assigned to such term in Section 4.02(p).

"Swingline Commitment" shall mean the commitment of the Swingline Lender to make loans  pursuant to Section  2.22,  as the same may be reduced  from time to time pursuant to Section 2.09 .

"Swingline  Exposure" shall mean, at any time, the aggregate principal amount at such time of all  outstanding  Swingline  Loans.  The Swingline  Exposure of any
Lender  at any  time  shall  equal  its Pro  Rata  Percentage  of the  aggregate
Swingline Exposure at such time.

"Swingline  Lender"  shall  mean The CIT  Group/Business  Credit,  Inc.,  in its capacity as lender of Swingline Loans hereunder.

"Swingline  Loan" shall mean any loan made by the Swingline  Lender  pursuant to
Section 2.22.

"Tax Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions,  charges,  liabilities or withholdings  imposed by any  Governmental
Authority.

"Term Loan Agreement" shall mean that certain Term Loan Agreement dated the date hereof among PALCO,  Britt,  Credit Suisse First Boston,  acting through its New
York  Branch,  as the  administrative  agent  and a  lender,  and the  financial institutions from time to time party thereto as lenders,  as amended,  modified, supplemented or otherwise modified from time to time.

"Title  Insurance  Company"  shall  have the  meaning  assigned  to such term in
Section 4.02(n).

"Total  Revolving  Credit  Commitment"  shall mean,  at any time,  the aggregate amount of the  Revolving  Credit  Commitments,  as in effect at such  time.  The initial Total Revolving Credit Commitment is $30,000,000.

"Transactions"  shall  mean,  collectively,  (a)  the  execution,  delivery  and performance by the Loan Parties of the Loan Documents to which they are a party,
(b) the borrowings  hereunder,  the issuance of Letters of Credit and the use of proceeds of each of the  foregoing,  (c) the  granting of Liens  pursuant to the
Security  Documents,  (d) the  repayment of all  obligations  under the Existing
Credit  Facility  and (e) any other  transactions  related to or entered into in connection with any of the foregoing.

"Type",  when used in respect of any Loan or Borrowing,  shall refer to the Rate by  reference  to which  interest on such Loan or on the Loans  comprising  such
Borrowing is determined.  For purposes hereof, the term "Rate" shall include the
Adjusted LIBO Rate and the Alternate Base Rate.

"UCC" shall mean the Uniform Commercial Code.

"Uniform Customs" shall have the meaning assigned to such term in Section 9.07.

"United States" or "U.S." shall mean the United States of America. -------------
----

"wholly owned  subsidiary"  of any person shall mean a subsidiary of such person of which securities (except for directors' qualifying shares) or other ownership interests  representing  100% of the  Equity  Interests  are,  at the  time  any determination is being made, owned,  controlled or held by such person or one or more wholly owned  subsidiaries of such person or by such person and one or more wholly owned subsidiaries of such person; a "wholly owned Subsidiary" shall mean any wholly owned Subsidiary of one or more of the Borrowers.

"Withdrawal  Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer  Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION  1.02 Terms  Generally.  The  definitions  in Section  1.01 shall  apply equally to both the singular and plural forms of the terms defined. Whenever the context may require,  any pronoun  shall  include the  corresponding  masculine, feminine and neuter forms. The words "include",  "includes" and "including", and words of  similar  import,  shall  not be  limiting  and  shall be  deemed to be followed by the phrase "without limitation".  The word "will" shall be construed to have the same meaning and effect as the word  "shall".  The words "asset" and
"property" shall be construed as having the same meaning and effect and to refer to any and all  rights and  interests  in  tangible  and  intangible  assets and properties of any kind whatsoever,  whether real,  personal or mixed,  including cash,  securities,  Equity  Interests,  accounts and contract rights.  The words
"herein",  "hereof"  and  "hereunder",  and words of  similar  import,  shall be construed to refer to this  Agreement in its entirety and not to any  particular provision of this  Agreement  unless the context shall  otherwise  require.  All references herein to Articles,  Sections, Exhibits and Schedules shall be deemed references  to Articles and Sections  of, and  Exhibits and  Schedules  to, this
Agreement  unless the  context  shall  otherwise  require.  Except as  otherwise expressly  provided  herein,  (a) any  definition  of, or reference to, any Loan
Document or any other agreement,  instrument or document in this Agreement shall mean such Loan Document or other  agreement,  instrument or document as amended, restated,  supplemented or otherwise  modified from time to time (subject to any restrictions on such amendments, restatements,  supplements or modifications set forth herein) and (b) all terms of an  accounting  or financial  nature shall be construed in  accordance  with GAAP,  as in effect from time to time;  provided, however,  that if the Administrative  Borrower notifies the Administrative Agent that the  Borrowers  wish to amend any  covenant  in Article  VI or any  related definition  to eliminate  the effect of any change in GAAP  occurring  after the
date  of  this   Agreement  on  the  operation  of  such  covenant  (or  if  the
Administrative  Agent  notifies the  Administrative  Borrower  that the Required
Lenders wish to amend Article VI or any related  definition  for such  purpose), then the Borrowers' and their Subsidiaries'  compliance with such covenant shall be  determined  on the basis of GAAP in effect  immediately  before the relevant change in GAAP became  effective,  until either such notice is withdrawn or such covenant is amended in a manner  satisfactory  to the Borrowers and the Required
Lenders.

SECTION  1.03  Classification  of Loans and  Borrowings.  For  purposes  of this
Agreement,  Loans may be classified and referred to by Type (e.g., a "Eurodollar
Loan").  Borrowings  also may be  classified  and  referred to by Type (e.g.,  a
"Eurodollar Borrowing").

SECTION 1.04 Pro Forma  Calculations.  All pro forma  calculations  permitted or required to be made by PALCO or any Subsidiary  pursuant to this Agreement shall include only those adjustments that would be permitted or required by Regulation
S-X  under  the  Securities  Act  of  1933,  as  amended,  together  with  those adjustments  that (a) have been  certified  by a  Financial  Officer of PALCO as having been prepared in good faith based upon reasonable assumptions and (b) are based on reasonably  detailed written assumptions  reasonably  acceptable to the
Administrative Agent.

ARTICLE II.

                               THE CREDITS

SECTION 2.01 Commitments. Subject to the terms and conditions hereof and relying upon the  representations  and warranties set forth herein,  each Lender agrees, severally and not jointly, to make Loans to the Borrowers,  at any time and from time to time on or after the Closing  Date and until the earlier of the Maturity
Date and the termination of the Commitment of such Lender in accordance with the terms hereof, in an aggregate  principal amount at any time outstanding that (i)
will not  result in such  Lender's  Revolving  Credit  Exposure  exceeding  such
Lender's  Revolving Credit  Commitment and (ii) will not result in the Aggregate
Revolving  Credit Exposure  exceeding the Borrowing Base.  Within the limits set forth in  clause  (ii) of the  preceding  sentence  and  subject  to the  terms, conditions and  limitations set forth herein,  the Borrowers may borrow,  pay or prepay and reborrow Loans.

SECTION 2.02 Loans.  (a) Each Loan (other than Swingline Loans) shall be made as part of a  Borrowing  consisting  of Loans of the same Type made by the  Lenders ratably in accordance with their respective Commitments; provided, however, that the  failure of any Lender to make any Loan  required to be made by it shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood,  however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender).  Except for Loans deemed made pursuant to Section  2.02(f),  and subject to Section 2.22 relating to Swingline  Loans,  the Loans comprising any Borrowing shall be in an aggregate  principal amount that is (i) an integral multiple of $250,000 and not less than  $750,000  or (ii)  equal to the  remaining  available  balance of the applicable Commitments.

(b)  Subject  to  Sections  2.08 and 2.15,  each  Borrowing  shall be  comprised entirely of ABR Loans or  Eurodollar  Loans as the  Administrative  Borrower may
request  pursuant to Section  2.03;  provided  that all  Borrowings  made on the
Closing Date and during the period ending seven days  thereafter must be made as
ABR Borrowings  (and may not be converted into Eurodollar  Borrowings  until the end of such  seven-day  period),  and no  Borrowings  may be  converted  into or continued as a Eurodollar  Borrowing  having an Interest Period in excess of one month prior to the date which is 60 days after the Closing Date. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or  Affiliate  of such Lender to make such Loan;  provided  that any exercise of such option shall not affect the  obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided,  however, that the Administrative
Borrower  shall not be entitled to request any Borrowing  that,  if made,  would result in more than five (5) Eurodollar Borrowings  outstanding hereunder at any time.  For  purposes of the  foregoing,  Borrowings  having  different  Interest
Periods,  regardless  of  whether  they  commence  on the  same  date,  shall be considered separate Borrowings.

(c) Except with respect to Loans made pursuant to Section 2.02(f) and subject to
Section 2.22 relating to Swingline Loans, each Lender shall make each Loan to be made  by it  hereunder  on  the  proposed  date  thereof  by  wire  transfer  of
immediately   available   funds  to  such  account  in  New  York  City  as  the
Administrative Agent may designate not later than 2:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account in the name of the applicable Borrower, designated by the Administrative
Borrower in the applicable  Borrowing Request or, if a Borrowing shall not occur on such date because any condition  precedent  herein  specified  shall not have been met, return the amounts so received to the respective Lenders.

(d) Unless the  Administrative  Agent shall have  received  notice from a Lender prior to the date of any Borrowing  that such Lender will not make  available to
the  Administrative   Agent  such  Lender's  portion  of  such  Borrowing,   the
Administrative Agent may assume that such Lender has made such portion available to the  Administrative  Agent on the date of such  Borrowing in accordance  with paragraph (c) of this Section and the Administrative Agent may, in reliance upon such  assumption,  make available to the Borrowers on such date a  corresponding amount. If the Administrative  Agent shall have so made funds available then, to the extent that such Lender  shall not have made such  portion  available to the
Administrative  Agent, such Lender and the Borrowers severally agree to repay to the Administrative  Agent forthwith on demand such corresponding amount together with interest thereon,  for each day from the date such amount is made available to the  Borrowers  to but  excluding  the date  such  amount  is  repaid  to the
Administrative  Agent at (i) in the case of the  Borrowers,  the  interest  rate applicable  at the time to the Loans  comprising  such  Borrowing or (ii) in the case of such Lender, a rate determined by the Administrative  Agent to represent its  cost of  overnight  or  short-term  funds  (which  determination  shall  be
conclusive   absent  manifest  error).   If  such  Lender  shall  repay  to  the
Administrative  Agent such  corresponding  amount,  such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

(e)  Notwithstanding  any other provision of this Agreement,  the Administrative
Borrower  shall not be entitled to request any Borrowing if the Interest  Period requested with respect thereto would end after the Maturity Date.

(f) If the  Administrative  Agent shall not have received from the Borrowers the payment  required  to be made by  Section  2.23(e)  with  respect to a Letter of
Credit within the time specified in such Section,  the Administrative Agent will promptly notify each Lender of such L/C Disbursement and its Pro Rata Percentage thereof.  Each Lender shall pay by wire transfer of immediately  available funds to the  Administrative  Agent not later than 2:00 p.m.,  New York City time,  on such date (or, if such Lenders  shall have received such notice later than 12:00
(noon), New York City time, on any day, not later than 10:00 a.m., New York City time,  on the  immediately  following  Business  Day),  an amount  equal to such
Lender's Pro Rata Percentage of such L/C  Disbursement (it being understood that such amount  shall be deemed to  constitute  an ABR Loan of such Lender and such payment shall be deemed to have reduced the L/C Exposure).  If any Lenders shall not have made its Pro Rata Percentage of such L/C Disbursement  available to the
Administrative  Agent as provided above, such Lender and the Borrowers severally agree to pay interest on such amount,  for each day from and  including the date such amount is  required to be paid in  accordance  with this  paragraph  to but excluding  the date such amount is paid, to the  Administrative  Agent at (i) in the  case  of the  Borrowers,  a rate  per  annum  equal  to the  interest  rate applicable to Loans  pursuant to Section  2.06(a),  and (ii) in the case of such
Lender,  for the first such day, the Federal Funds  Effective Rate, and for each day thereafter, the Alternate Base Rate.

SECTION 2.03 Borrowing Procedure.  In order to request a Borrowing (other than a
Swingline Loan or a deemed Borrowing  pursuant to Section  2.02(f),  as to which this  Section  2.03 shall not apply),  the  Administrative  Borrower  shall hand deliver or fax to the  Administrative  Agent a duly completed  Borrowing Request
(a) in the case of a Eurodollar  Borrowing,  not later than 2:00 p.m.,  New York
City time,  three Business Days before a proposed  Borrowing and (b) in the case of an ABR Borrowing,  not later than 2:00 p.m., New York City time, one Business
Day before a proposed  Borrowing.  Each Borrowing  Request shall be irrevocable, shall be signed by or on behalf of the Administrative Borrower and shall specify the following information:  (i) whether the Borrowing then being requested is to be a Eurodollar  Borrowing or an ABR Borrowing;  (ii) the date of such Borrowing
(which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed  (which shall be an account that  complies  with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing;  (v) if such Borrowing is to be a Eurodollar Borrowing, the initial Interest Period with respect thereto and (vi) a Borrowing Base Certificate as of such date; provided, however,  that,  notwithstanding  any contrary  specification  in any  Borrowing
Request,  each requested  Borrowing shall comply with the requirements set forth in Section  2.02. If no election as to the Type of Borrowing is specified in any such notice,  then the  requested  Borrowing  shall be an ABR  Borrowing.  If no
Interest  Period with  respect to any  Eurodollar  Borrowing is specified in any such notice,  then the Administrative  Borrower shall be deemed to have selected an  Interest  Period of one month's  duration.  The  Administrative  Agent shall promptly  advise the applicable  Lenders of any notice given in accordance  with this Section 2.03 (and the contents  thereof),  and of each Lender's  portion of the requested Borrowing.

SECTION 2.04  Repayment of Loans;  Evidence of Debt.  (a) The  Borrowers  hereby unconditionally  promise to pay to the  Administrative  Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender made to the Borrowers on the Maturity Date. The Borrowers hereby unconditionally promise to pay to the  Swingline  Lender  the  then  unpaid  principal  amount  of  each
Swingline  Loan made to the  Borrowers on the  Maturity  Date or the last day of each calendar month.

(b) Each Lender shall maintain in accordance  with its usual practice an account or  accounts  evidencing  the  indebtedness  of the  Borrowers  to  such  Lender resulting from each Loan made by such Lender to the Borrowers from time to time, including the amounts of principal and interest  payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent shall maintain accounts in which it will record (i)
the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable  from the  Borrowers to each Lender  hereunder  and
(iii) the amount of the sum received by the Administrative  Agent hereunder from the Borrowers or any Guarantor and each Lender's share thereof.

(d) The entries made in the accounts  maintained  pursuant to paragraphs (b) and
(c) of this Section  shall be prima facie  evidence of the existence and amounts of the obligations therein recorded;  provided, however, that the failure of any
Lender  or the  Administrative  Agent to  maintain  such  accounts  or any error therein shall not in any manner affect the obligations of the Borrowers to repay the Loans made to the Borrowers in accordance with the terms of this Agreement.

(e) Any Lender may request  that Loans made by it  hereunder  be  evidenced by a promissory  note. In such event, the Borrowers shall execute and deliver to such
Lender a promissory  note payable to such Lender and its registered  assigns and in a form and  substance  reasonably  acceptable  to the  Administrative  Agent.
Notwithstanding  any other provision of this Agreement,  in the event any Lender shall request and receive such a promissory  note, the interests  represented by such note shall at all times  (including  after any assignment of all or part of such  interests  pursuant  to  Section  9.04)  be  represented  by one  or  more promissory notes payable to the payee named therein or its registered assigns.

SECTION 2.05 Fees.  (a) The Borrowers  agree to pay to each Lender,  through the
Administrative  Agent,  on the last Business Day of each calendar  month in each year and on each date on which any  Commitment of such Lender shall expire or be terminated as provided  herein,  a commitment fee (a "Commitment  Fee") equal to the  Commitment Fee Rate on the average daily unused amount of the Commitment of such Lender (other than the Swingline Commitment) during the preceding month (or other period commencing with the date hereof or ending with the Maturity Date or the date on which the Commitments of such Lender shall expire or be terminated).
All Commitment  Fees shall be computed on the basis of the actual number of days elapsed  in a year of 360 days.  The  Commitment  Fee due to each  Lender  shall commence  to accrue on the date  hereof and shall cease to accrue on the date on which the  Commitment  of such Lender shall expire or be  terminated as provided herein.  For  purposes  of  calculating  Commitment  Fees,  no  portion  of  the
Commitments  shall  be  deemed  utilized  under  Section  2.22  as a  result  of outstanding Swingline Loans.

(b) The Borrowers agree to pay to the Administrative Agent and the Arranger, for
its own  account,  the fees in the  amounts  and at the times  from time to time agreed to in writing by the Borrowers (or any Affiliate) and the  Administrative
Agent, including pursuant to the Fee Letter (the "Administrative Agent Fees").

(c) The Borrowers  agree to pay (i) to each Lender,  through the  Administrative
Agent,  on the last Business Day of each calendar month and on the date on which the Commitment of such Lender shall be terminated as provided  herein (each,  an
"L/C Fee  Payment  Date")  a fee (an  "L/C  Guaranty  Fee")  calculated  on such
Lender's Pro Rata Percentage of the daily aggregate L/C Exposure  (excluding the portion thereof attributable to unreimbursed L/C Disbursements which are earning interim interest  pursuant to Section 2.23(h)) during the preceding  quarter (or shorter period  commencing with the date hereof or ending with the Maturity Date or the date on which all  Letters of Credit have been  canceled or have  expired and the  Commitments  of all Lenders shall have been  terminated)  at a rate per annum equal to the interest  rate on Borrowings  comprised of  Eurodollar  Loans pursuant to Section  2.06,  and (ii) to the  Administrative  Agent,  any and all
charges,  fees,  commissions,  costs and expenses charged to the  Administrative
Agent by an Issuing  Bank in  connection  with,  or arising  out of,  Letters of
Credit or out of transactions  relating thereto,  when charged to or paid by the
Administrative  Agent,  or as may be due upon any  termination of this Agreement
(the amounts in this clause (ii), collectively, the "Issuing Bank Fees") (in the case of this clause (ii),  as long as such amounts are  consistent  with amounts charged  to  similarly  situated  borrowers).  All L/C  Guaranty  Fees  shall be computed  on the basis of the  actual  number of days  elapsed  in a year of 360 days.

(d) If, on or prior to the second anniversary of the Closing Date, the Revolving
Credit Commitment of any Lender is reduced or terminated, the Borrowers agree to pay to the  Administrative  Agent for the  benefit of such Lender on the date of such  reduction or termination a fee equal to 1% of the amount of each reduction
(or the entire  amount of such  Revolving  Credit  Commitment  in the event of a termination  thereof);  provided,  however,  that no  amount  shall  be  payable pursuant to this Section 2.05(d) in connection  with a termination  which occurs simultaneously  with repayment of the Obligations  with the proceeds of a credit facility which such Lender is a lender under.

(e) All Fees shall be paid on the dates due, in immediately  available funds, to the  Administrative  Agent for  distribution,  if and as appropriate,  among the
Lenders,  except that the Issuing Bank Fees shall be paid for the account of the
Administrative  Agent. Once paid, none of the Fees shall be refundable under any circumstances.  SECTION 2.06 Interest on Loans. (a) Subject to the provisions of
Section 2.07, the Loans comprising each ABR Borrowing,  including each Swingline
Loan,  shall bear  interest  (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days,  as the case may be, when the  Alternate
Base Rate is  determined  by  reference to the Prime Rate and over a year of 360 days at all other  times) at a rate per annum equal to the  Alternate  Base Rate plus the Applicable Margin in effect from time to time.

(b)  Subject  to the  provisions  of Section  2.07,  the Loans  comprising  each
Eurodollar  Borrowing  shall bear interest  (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the
Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the
Applicable Margin in effect from time to time.

(c)  Interest  on each Loan  shall be  payable  on the  Interest  Payment  Dates applicable  to such Loan except as  otherwise  provided in this  Agreement.  The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest  Period,  as the case may be, shall be  determined by the
Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION  2.07  Default  Interest.  If an Event of Default  has  occurred  and is continuing  and the Required  Lenders so elect,  the Borrowers  shall on written demand from time to time pay interest,  to the extent  permitted by law, on such defaulted  amount to but excluding the date of actual  payment (after as well as before  judgment) (a) in the case of overdue  principal,  at the rate  otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days  elapsed  over a year  of 365 or 366  days,  as the  case  may be,  when determined  by  reference  to the Prime  Rate and over a year of 360 days at all other  times)  equal to the rate that  would be  applicable  to an ABR Loan plus
2.00%.

SECTION 2.08  Alternate  Rate of Interest.  In the event,  and on each occasion, that prior to the commencement of any Interest Period for a Eurodollar Borrowing
(a) the Administrative  Agent shall have determined that adequate and reasonable means do not exist for  determining  the  Adjusted  LIBO Rate for such  Interest
Period or (b) the  Administrative  Agent is advised by the  Required  Lenders in respect of the Facility  that the Adjusted  LIBO Rate for such  Interest  Period will not  adequately  and fairly  reflect the cost to such  Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period, the
Administrative Agent shall, as soon as practicable  thereafter,  give written or fax notice of such determination to the Borrowers and the Lenders.  In the event of any such determination, until the Administrative Agent shall have advised the
Borrowers and the Lenders that the  circumstances  giving rise to such notice no longer exist,  (i) any request by the  Administrative  Borrower for a Eurodollar
Borrowing  pursuant to Section  2.03 or 2.10 shall be deemed to be a request for an ABR  Borrowing  and (ii) any  Interest  Period  election  that  requests  the conversion  of any  Borrowing  to,  or  continuation  of  any  Borrowing  as,  a
Eurodollar   Borrowing  shall  be  ineffective.   Each   determination   by  the
Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.

SECTION 2.09  Termination  and Reduction of Commitments.  (a) Unless  previously
terminated  in  accordance  with  the  terms  hereof,   the  Commitments   shall
automatically terminate on the Maturity Date. Notwithstanding the foregoing, all the Commitments shall automatically  terminate at 5:00 p.m., New York City time, on April 19, 2005,  if the initial  Credit Event shall not have occurred by such time.

(b) Upon at least three Business Days' prior  irrevocable  written or fax notice to the Administrative  Agent, the Borrowers may at any time in whole permanently terminate,  or from time to time in part  permanently  reduce,  the Commitments;
provided,  however,  that (i) each partial reduction of the Commitments shall be in an integral  multiple of $1,000,000 and in a minimum amount of $1,000,000 and
(ii) the  Commitments  shall not be reduced  to an amount  that is less than the
Aggregate Revolving Credit Exposure then in effect.

(c) Each reduction in the Commitments  hereunder shall be made ratably among the applicable Lenders in accordance with their Pro Rata Percentages.  The Borrowers shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction,  the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

SECTION 2.10  Conversion  and  Continuation  of Borrowings.  The  Administrative
Borrower shall have the right at any time upon prior  irrevocable  notice to the
Administrative  Agent (a) not later than 12:00 (noon),  New York City time,  one
Business Day prior to  conversion,  to convert any  Eurodollar  Borrowing of the
Borrowers  into an ABR  Borrowing,  (b) not later than 2:00 p.m.,  New York City time,  three Business Days prior to conversion or  continuation,  to convert any
ABR  Borrowing of the Borrowers  into a Eurodollar  Borrowing or to continue any
Eurodollar  Borrowing  of  the  Borrowers  as  a  Eurodollar  Borrowing  for  an
additional Interest Period and (c) not later than 2:00 p.m., New York City time, three  Business Days prior to  conversion,  to convert the Interest  Period with respect to any  Eurodollar  Borrowing of the  Borrowers  to another  permissible
Interest Period, subject in each case to the following:

(i)  each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective  principal  amounts of the Loans  comprising the converted or continued Borrowing;

(ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued,  then each  resulting  Borrowing  shall satisfy the limitations  specified  in  Sections  2.02(a)  and  2.02(b)  regarding  the principal amount and maximum number of Borrowings of the relevant Type;

(iii)each  conversion  shall be effected  by each Lender and the  Administrative
     Agent by  recording  for the  account  of such  Lender the new Loan of such
     Lender  resulting  from such  conversion  and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent  principal amount;
     accrued  interest  on  any  Eurodollar  Loan  (or  portion  thereof)  being converted shall be paid by the Borrowers at the time of conversion;

(iv) if any  Eurodollar  Borrowing  is converted at a time other than the end of the Interest  Period  applicable  thereto,  the  Borrowers  shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(v)  any portion of a  Borrowing  maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

(vi) any portion of a  Eurodollar  Borrowing  that cannot be  converted  into or continued as a Eurodollar Borrowing by reason of the immediately  preceding clause shall be  automatically  converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

(vii)after the  occurrence  and during the  continuance of a Default or Event of
     Default,  no  outstanding  Loan may be converted  into,  or continued as, a
     Eurodollar Loan.

Each notice  pursuant to this Section 2.10 shall be irrevocable  and shall refer to this  Agreement and specify (i) the identity and amount of the Borrowing that the Administrative Borrower request be converted or continued, (ii) whether such
Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR
Borrowing,  (iii)  if  such  notice  requests  a  conversion,  the  date of such conversion  (which shall be a Business Day) and (iv) if such  Borrowing is to be converted to or continued as a Eurodollar  Borrowing,  the Interest  Period with respect  thereto.  If no Interest  Period is  specified  in any such notice with respect to any  conversion to or  continuation  as a Eurodollar  Borrowing,  the
Administrative  Borrower shall be deemed to have selected an Interest  Period of one month's duration.  The Administrative  Agent shall advise the Lenders of any notice given  pursuant to this Section 2.10 and of each Lender's  portion of any converted or continued Borrowing.  If the Administrative Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a  subsequent  Interest  Period (and shall not  otherwise  have given  notice in accordance  with this Section 2.10 to convert such  Borrowing),  such  Borrowing shall,  at the end of the Interest  Period  applicable  thereto  (unless  repaid pursuant to the terms hereof),  automatically  be converted or continued into an
ABR Borrowing.

SECTION 2.11      [Reserved].

SECTION 2.12 Prepayment.  (a) The Borrowers shall have the right at any time and from time to time to prepay any  Borrowing,  in whole or in part,  upon at least three Business Days' prior written or fax notice (or telephone  notice  promptly confirmed by written or fax notice) in the case of Eurodollar  Loans, or written or fax notice (or telephone notice promptly  confirmed by written or fax notice)
at least one  Business  Day prior to the date of  prepayment  in the case of ABR
Loans,  to the  Administrative  Agent  before  2:00  p.m.,  New York City  time;
provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $250,000 and not less than $750,000.

(b)  Each  notice  of  prepayment  shall  specify  the  prepayment  date and the principal amount of each Borrowing (or portion thereof) to be prepaid,  shall be irrevocable  and shall  commit the  Borrowers  to prepay such  Borrowing  by the amount stated therein on the date stated  therein.  All  prepayments  under this
Section 2.12 shall be subject to Section 2.16, but otherwise  without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued and unpaid  interest on the principal  amount to be prepaid to but excluding the date of payment.

SECTION 2.13 Mandatory  Prepayments.  (a) In the event of any termination of all the Commitments, the Borrowers shall, on the date of such termination,  repay or prepay all its outstanding  Borrowings and all its  outstanding  Swingline Loans and replace all its outstanding Letters of Credit and/or deposit an amount equal to the L/C Exposure in cash in a cash collateral  account  established  with the
Administrative  Agent for the benefit of the Secured Parties.  If as a result of any partial reduction of the Commitments the Aggregate Revolving Credit Exposure
would exceed the  Commitments  after giving effect  thereto,  then the Borrowers shall,  on the date of such reduction,  repay or prepay  Borrowings or Swingline
Loans (or a  combination  thereof)  and/or  cash  collateralize  obligations  in respect of Letter of Credit Guaranties in an amount sufficient to eliminate such excess.

(b) In the event and on each occasion that Aggregate  Revolving  Credit Exposure exceeds the Borrowing Base, the Borrowers shall  immediately  repay Loans and/or cash  collateralize  outstanding  Letters of Credit to the extent  necessary  to cause the Aggregate Revolving Credit Exposure not to exceed the Borrowing Base.

(c) In connection  with any Asset Sale which  consists of (i) the sale of all of the  Equity  Interests  in Britt or (ii) the sale of  Eligible  Accounts  and/or
Eligible  Inventory (or the sale of certain of such assets and other assets of a
Borrower),  the  Borrowers  shall  apply the Net  Proceeds of such sale to repay outstanding  Revolving  Loans and/or provide cash collateral with respect to L/C
Exposure in an amount  equal to the lesser of (i) the amount  necessary to cause the  Borrowers to comply with Section  2.13(b) or (ii) the sum of (a) 85% of the
Net Amount of the Eligible  Accounts sold in such Asset Sale plus (b) 75% of the value (being the lower of cost (on a first-in first out basis) or market) of the
Eligible Inventory sold in such Asset Sale.

SECTION 2.14 Reserve Requirements;  Change in Circumstances.

(a) Notwithstanding any other provision of this Agreement,  if any Change in Law shall:

(i)  impose,  modify or deem applicable any reserve,  special deposit or similar requirement  against  assets of,  deposits  with or for the  account of, or credit extended by, any Lender or the Administrative Agent (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or

(ii) impose on any Lender or the  Administrative  Agent or the London  interbank market any other  condition  affecting this  Agreement or Eurodollar  Loans made by such Lender or any Letter of Credit or participation  therein,  and the result of any of the  foregoing  shall be to increase  the cost to such
     Lender of making or maintaining  any Eurodollar Loan (or of maintaining its obligation  to make any such Loan) or to increase the cost to any Lender or the Administrative  Agent of issuing or maintaining any Letter of Credit or
     Letter of Credit  Guaranty or  purchasing or  maintaining  a  participation therein or to reduce the amount of any sum received or  receivable  by such
     Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or the Administrative Agent to be material,  then the
     Borrowers will pay to such Lender or the Administrative  Agent, as the case may be, upon demand such  additional  amount or amounts as will  compensate such Lender or the Issuing  Bank,  as the case may be, for such  additional costs incurred or reduction suffered.

(b) If any Lender or the  Administrative  Agent shall have  determined  that any
Change  in Law  regarding  capital  adequacy  has or would  have the  effect  of reducing the rate of return on such Lender's, the Administrative Agent's capital or on the capital of such Lender's,  the Administrative Agent's holding company, if  any,  as  a  consequence  of  this  Agreement  or  the  Loans  made  by,  or participations in Letter of Credit  Guaranties  purchased by, such Lender or the
Letter of Credit Guaranties issued by the Administrative  Agent to a level below that  which  such  Lender,  the  Administrative  Agent or such  Lender's  or the
Administrative  Agent's  holding company could have achieved but for such Change in Law (taking into consideration  such Lender's or the  Administrative  Agent's policies and the policies of such Lender's or the Administrative Agent's holding company with respect to capital  adequacy) by an amount deemed by such Lender or the  Administrative  Agent to be material,  then from time to time the Borrowers shall pay to such Lender or the  Administrative  Agent, as the case may be, such
additional   amount  or  amounts  as  will   compensate   such   Lender  or  the
Administrative  Agent or such  Lender's or the  Administrative  Agent's  holding company for any such reduction suffered.

(c) A  certificate  of a Lender or the  Administrative  Agent  setting forth the amount or amounts  necessary  to  compensate  such Lender or the  Administrative
Agent or its holding  company,  as applicable,  as specified in paragraph (a) or
(b) of this  Section  2.14  shall be  delivered  to the  Borrowers  and shall be conclusive  absent  manifest  error.  The Borrowers shall pay such Lender or the
Administrative  Agent, as the case may be, the amount or amounts shown as due on any such  certificate  delivered  by it within 10 days after its  receipt of the same.

(d)  Failure or delay on the part of any Lender or the  Administrative  Agent to demand  compensation  pursuant to this Section shall not  constitute a waiver of such Lender's or the  Administrative  Agent's right to demand such compensation;
provided that the Borrowers  shall not be under any obligation to compensate any
Lender  or the  Administrative  Agent  under  paragraph  (a) or  (b)  above  for increased  costs or reductions with respect to any period prior to the date that is 180 days prior to such  request if such  Lender or the  Administrative  Agent knew or could reasonably have been expected to know of the circumstances  giving rise  to  such  increased  costs  or  reductions  and  of  the  fact  that  such circumstances  would result in a claim for increased  compensation  by reason of such  increased  costs  or  reductions;  provided  further  that  the  foregoing limitation  shall not apply to any increased costs or reductions  arising out of the retroactive application of any Change in Law within such 180-day period. The
protection   of  this  Section  shall  be  available  to  each  Lender  and  the
Administrative  Agent regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

SECTION 2.15 Change in Legality. (a) Notwithstanding any other provision of this
Agreement, if any Change in Law shall make it unlawful for any Lender to make or
maintain  any  Eurodollar   Loan  or  to  give  effect  to  its  obligations  as
contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Administrative Borrower and to the Administrative Agent:

(i)  such Lender may declare that Eurodollar  Loans will not thereafter (for the duration  of such  unlawfulness)  be made by such Lender  hereunder  (or be continued for additional Interest Periods and ABR Loans will not thereafter
     (for such  duration) be converted  into  Eurodollar  Loans),  whereupon any request for a  Eurodollar  Borrowing  (or to convert an ABR  Borrowing to a
     Eurodollar   Borrowing  or  to  continue  a  Eurodollar  Borrowing  for  an additional  Interest  Period)  shall,  as to such Lender only,  be deemed a request  for an ABR Loan (or a request to  continue an ABR Loan as such for an additional  Interest  Period or to convert a Eurodollar Loan into an ABR
     Loan, as the case may be),  unless such  declaration  shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such  Eurodollar  Loans shall be automatically  converted  to ABR  Loans  as of the  effective  date of such notice as provided in paragraph (b) below.

In the event any Lender shall  exercise its rights under (i) or (ii) above,  all payments and  prepayments of principal that would otherwise have been applied to repay the  Eurodollar  Loans  that  would  have been made by such  Lender or the converted  Eurodollar Loans of such Lender shall instead be applied to repay the
ABR Loans made by such Lender in lieu of, or resulting  from the  conversion of, such Eurodollar  Loans. Any such conversion of a Eurodollar Loan under (i) above shall be subject to Section 2.16.

(b) For purposes of this Section 2.15, a notice to the  Administrative  Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if  lawful,  on the last day of the  Interest  Period  then  applicable  to such
Eurodollar  Loan;  in all other cases such notice shall be effective on the date of receipt by the Borrowers.

SECTION 2.16  Indemnity.  The Borrowers  shall indemnify each Lender against any loss or expense  that such Lender may sustain or incur as a  consequence  of (a)
any  event,  other  than a  default  by such  Lender in the  performance  of its obligations  hereunder,  which  results in (i) such  Lender  receiving  or being deemed to receive any amount on account of the principal of any Eurodollar  Loan prior to the end of the Interest Period in effect therefor,  (ii) the conversion of any Eurodollar  Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar  Loan, in each case other than on the last day of the Interest  Period in effect  therefor or (iii) any Eurodollar Loan to be made by  such  Lender  (including  any  Eurodollar  Loan  to be  made  pursuant  to a conversion  or  continuation  under Section 2.10) not being made after notice of such Loan shall have been given by the Administrative Borrower hereunder (any of the events  referred to in this clause (a) being  called a "Breakage  Event") or
(b) any default in the making of any payment or  prepayment  required to be made hereunder.  In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining  funds for the  Eurodollar  Loan that is the subject of such  Breakage
Event for the period from the date of such Breakage Event to the last day of the
Interest Period in effect (or that would have been in effect) for such Loan over
(ii) the amount of interest  likely to be realized by such Lender in redeploying the funds  released or not  utilized by reason of such  Breakage  Event for such period.  A certificate  of any Lender  setting forth any amount or amounts which such  Lender is  entitled  to receive  pursuant  to this  Section  2.16 shall be delivered to the Borrowers and shall be conclusive absent manifest error.

SECTION 2.17 Pro Rata  Treatment.  Except as provided below in this Section 2.17 with  respect to  Swingline  Loans and as  required  under  Section  2.15,  each
Borrowing,  each  payment or  prepayment  of principal  of any  Borrowing,  each payment of interest on the Loans,  each  payment of the  Commitment  Fees,  each reduction  of  the  Commitments  and  each  conversion  of any  Borrowing  to or continuation  of any Borrowing as a Borrowing of any Type shall be allocated pro
rata  among  the  Lenders  in  accordance  with  their   respective   applicable
Commitments (or, if such Commitments  shall have expired or been terminated,  in accordance with the respective  principal amounts of their  outstanding  Loans).
For purposes of determining the available  Revolving  Credit  Commitments of the
Lenders at any time,  each  outstanding  Swingline  Loan shall be deemed to have utilized  the  Revolving  Credit  Commitments  of the Lenders  (including  those
Lenders which shall not have made Swingline  Loans) pro rata in accordance  with such  respective  Revolving  Credit  Commitments.  Each  Lender  agrees  that in computing  such  Lender's  portion of any  Borrowing to be made  hereunder,  the
Administrative  Agent may, in its discretion,  round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

SECTION 2.18 Sharing of Setoffs.  Each Lender  agrees that if it shall,  through the exercise of a right of banker's  lien,  setoff or  counterclaim  against the
Borrowers or any other Loan Party,  or pursuant to a secured claim under Section
506 of Title 11 of the United States Code or other security or interest  arising from,  or in lieu of, such  secured  claim,  received  by such Lender  under any applicable bankruptcy,  insolvency or other similar law or otherwise,  or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or
Loans or L/C Disbursement as a result of which the unpaid  principal  portion of its  Loans  and  participations  in the  Letter  of  Credit  Guaranty  shall  be proportionately  less  than  the  unpaid  principal  portion  of the  Loans  and participations in the Letter of Credit Guaranty of any other Lender, it shall be deemed  simultaneously  to have  purchased from such other Lender at face value, and  shall  promptly  pay to  such  other  Lender  the  purchase  price  for,  a participation  in the Loans and L/C Exposure of such other  Lender,  so that the
aggregate   unpaid   principal   amount  of  the  Loans  and  L/C  Exposure  and
participations  in Loans and L/C  Exposure  held by each Lender  shall be in the same proportion to the aggregate  unpaid  principal  amount of all Loans and L/C
Exposure then  outstanding as the principal amount of its Loans and L/C Exposure prior to such exercise of banker's lien,  setoff or  counterclaim or other event was to the principal amount of all Loans and L/C Exposure  outstanding  prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however,  that if any such  purchase or purchases or  adjustments  shall be made pursuant  to this  Section  2.18  and the  payment  giving  rise  thereto  shall thereafter be  recovered,  such  purchase or purchases or  adjustments  shall be rescinded to the extent of such  recovery  and the  purchase  price or prices or adjustment  restored without  interest.  The Borrowers  expressly consent to the foregoing  arrangements  and agrees that any Lender holding a participation in a
Loan or Letter of Credit  Guaranty deemed to have been so purchased may exercise any and all rights of banker's lien,  setoff or counterclaim with respect to any and all moneys owing by the Borrowers to such Lender by reason  thereof as fully as if such  Lender had made a Loan  directly to the  Borrowers  in the amount of such participation.

SECTION 2.19  Payments.  (a) The  Borrowers  shall make each payment  (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or
other amounts)  hereunder and under any other Loan Document not later than 12:00
(noon),  New York  City  time,  on the date  when due in  immediately  available dollars, without setoff, defense or counterclaim.  Each such payment (other than principal of and interest on Swingline  Loans,  which shall be paid  directly to the Swingline  Lender except as otherwise  provided in Section 2.21(e)) shall be made to the Administrative  Agent at its offices at 1211 Avenue of the Americas,
22nd Floor,  New York,  New York 10036.  All payments  hereunder  and under each other Loan Document shall be made in dollars.

(b)  Except  as  otherwise  expressly  provided  herein,  whenever  any  payment
(including  principal  of or  interest  on any  Borrowing  or any  Fees or other amounts)  hereunder  or under any other  Loan  Document  shall  become  due,  or otherwise  would occur, on a day that is not a Business Day, such payment may be made on the next  succeeding  Business Day, and such  extension of time shall in such case be included in the computation of interest or Fees, if applicable.

SECTION 2.20 Taxes.  (a) Any and all payments by or on account of any obligation of the  Borrowers  or any other  Loan  Party  hereunder  or under any other Loan
Document  shall  be  made  free  and  clear  of and  without  deduction  for any
Indemnified  Taxes or Other Taxes;  provided  that if any  Indemnified  Taxes or
Other Taxes are required to be withheld or deducted from such payments, then (i)
the sum payable by the  Borrowers  shall be increased as necessary so that after all required  deductions or withholding  (including  deductions or  withholdings
applicable   to   additional   sums  payable   under  this  Section   2.20)  the
Administrative  Agent or such  Lender  (as the case may be)  receives  an amount equal to the sum it would have received had no such  deductions  been made, (ii)
the  Borrowers  or such other  Loan Party  shall make (or cause to be made) such deductions  and (iii) the Borrowers or such other Loan Party shall pay (or cause to be paid) the full amount deducted to the relevant  Governmental  Authority in accordance  with  applicable  law. In addition,  the Borrowers or any other Loan
Party  hereunder shall pay (or cause to be paid) any Other Taxes to the relevant
Governmental Authority in accordance with applicable law.

(b) The  Borrowers  shall  indemnify the  Administrative  Agent and each Lender, within  10 days  after  written  demand  therefor,  for the full  amount  of any
Indemnified  Taxes  or  Other  Taxes  paid by the  Administrative  Agent or such
Lender,  as the case may be, or any of their respective  Affiliates,  on or with respect to any  payment by or on  account  of any  obligation  of any Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other
Taxes  imposed or  asserted on or  attributable  to amounts  payable  under this
Section) and any  penalties,  interest and  expenses  arising  therefrom or with respect  thereto,  whether  or not such  Indemnified  Taxes or Other  Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.
A  certificate  as to the amount of such payment or  liability  delivered to the
Borrowers by a Lender, or by the Administrative Agent on its behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(c) As soon as practicable after any payment of Indemnified Taxes or Other Taxes pursuant to Section 2.20(a), and in any event within 30 days of any such payment being  due,  the  Borrowers  shall  deliver  (or cause to be  delivered)  to the
Administrative  Agent the  original or a certified  copy of a receipt  issued by such  Governmental  Authority  evidencing  such  payment,  a copy of the  return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Any Foreign  Lender that is entitled to an  exemption  from or  reduction of withholding  tax under the law of the  jurisdiction  in which the  Borrowers  is located,  or any treaty to which such  jurisdiction is a party,  with respect to payments under this Agreement shall deliver to the Administrative Borrower (with a copy to the  Administrative  Agent), at the reasonable  written request of the
Administrative  Borrower,  such properly  completed  and executed  documentation prescribed  by  applicable  law as will permit such  payments to be made without withholding or at a reduced rate;  provided that such Lender is legally entitled to  complete,  execute  and  deliver  such  documentation  and in such  Lender's judgment such completion,  execution or delivery would not materially  prejudice the legal  position of such Lender.  In addition,  each Foreign Lender shall (i)
furnish on or before it becomes a party to the Agreement either (a) two accurate and complete  originally  executed U.S. Internal Revenue Service Form W-8BEN (or successor  form) or (b) an accurate and complete U.S.  Internal  Revenue Service
Form W-8ECI (or  successor  form),  certifying,  in either case, to such Foreign
Lender's  legal  entitlement  to an  exemption or  reduction  from U.S.  Federal withholding  tax with  respect  to all  interest  payments  hereunder,  and (ii)
provide a new Form W-8BEN (or successor form) or U.S.  Internal  Revenue Service
Form W-8ECI (or  successor  form) upon the  expiration  or  obsolescence  of any previously  delivered  form to reconfirm  any complete  exemption  from,  or any entitlement to a reduction in, U.S. Federal  withholding tax with respect to any interest  payment  hereunder;  provided  that any  Foreign  Lender that is not a
"bank" within the meaning of Section 881(c)(3)(A) of the Tax Code and is relying on the so-called  "portfolio  interest exemption" shall also furnish a "Non-Bank
Certificate"  in the form of Exhibit G  together  with a U.S.  Internal  Revenue
Service Form W-8BEN.  Notwithstanding  any other provision of this paragraph,  a
Foreign  Lender  shall not be  required  to deliver  any form  pursuant  to this paragraph that such Foreign Lender is not legally able to deliver.

(e) Any Lender that is a United States person, as defined in Section 7701(a)(30)
of the Tax Code, and is not an exempt  recipient  within the meaning of Treasury
Regulations  Section  1.6049-4(c) shall deliver to the Borrowers (with a copy to the  Administrative  Agent) two accurate and complete  original signed copies of
Internal  Revenue  Service Form W-9, or any  successor  form that such person is entitled to provide at such time in order to comply with United  States  back-up withholding requirements.

(f) Without  prejudice to the survival of any other  agreement of the  Borrowers hereunder,  the  agreements and  obligations of the Borrowers  contained in this
Section 2.20 shall survive the payment in full of all amounts due hereunder.

SECTION 2.21  Assignment of  Commitments  Under Certain  Circumstances;  Duty to
Mitigate.

(a) In the event (i) any Lender delivers a certificate  requesting  compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section
2.15,  (iii) the  Borrowers  are  required to pay any  additional  amount to any
Lender or any  Governmental  Authority  on  account of any  Lender  pursuant  to
Section  2.20 or (iv) any  Lender  does not  consent  to a  proposed  amendment, modification  or  waiver  of  this  Agreement  requested  by the  Administrative
Borrower  which requires the consent of all of the Lenders or all of the Lenders under any  Facility to become  effective  (and which is approved by at least the
Required  Lenders),  the  Borrowers  may,  at  their  sole  expense  and  effort
(including  with respect to the  processing and  recordation  fee referred to in
Section  9.04(b)),  upon  notice to such  Lender and the  Administrative  Agent, require such Lender to transfer and assign, without recourse (in accordance with and  subject  to  the  restrictions  contained  in  Section  9.04),  all  of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned  obligations  (which assignee may be another  Lender,  if a
Lender accepts such  assignment);  provided that (x) such  assignment  shall not conflict  with  any law,  rule or  regulation  or  order  of any  court or other
Governmental   Authority  having  jurisdiction,   (y)  solely  with  respect  to
replacements of Lenders  pursuant to clauses (i), (ii) or (iii) of this Section,
the  Borrowers   shall  have   received  the  prior   written   consent  of  the
Administrative  Agent (and, if a Revolving Credit  Commitment is being assigned, of the Swingline Lender),  which consent shall not unreasonably be withheld, and
(z) the  Borrowers or such  assignee  shall have paid to the affected  Lender in immediately  available  funds an amount equal to the sum of the principal of and interest  accrued to the date of such  payment on the  outstanding  Loans or L/C
Disbursements  of such Lender,  plus all Fees and other amounts  accrued for the account of such Lender  hereunder  (including any amounts under Section 2.14 and
Section  2.16);  provided  further  that,  if  prior to any  such  transfer  and assignment the  circumstances  or event that resulted in such Lender's claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant  to Section  2.20,  as the case may be,  cease to cause such  Lender to suffer  increased  costs or  reductions  in amounts  received or  receivable  or reduction in return on capital,  or cease to have the consequences  specified in
Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case  may be  (including  as a result  of any  action  taken by such  Lender pursuant to  paragraph  (b) below),  or if such Lender  shall waive its right to claim further  compensation  under Section 2.14 in respect of such circumstances or event or shall  withdraw  its notice  under  Section  2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event,  as the case may be, then such Lender shall not thereafter be required to make any such transfer and  assignment  hereunder.  In connection  with any such replacement,  if the  replaced  Lender  does  not  execute  and  deliver  to the
Administrative Agent a duly completed Assignment and Acceptance  reflecting such replacement  within  five  Business  Days of the date on which  the  replacement
Lender  executes and delivers  such  Assignment  and  Acceptance to the replaced
Lender, then such replaced Lender shall be deemed to have executed and delivered such Assignment and Acceptance.

(b) If (i) any Lender shall request  compensation  under Section 2.14,  (ii) any
Lender  delivers a notice  described in Section 2.15 or (iii) the  Borrowers are required  to pay  any  additional  amount  to  any  Lender  or any  Governmental
Authority on account of any Lender,  pursuant to Section 2.20,  then such Lender shall use  reasonable  efforts  (which shall not require such Lender to incur an unreimbursed  loss or unreimbursed  cost or expense or otherwise take any action inconsistent with its internal  policies or legal or regulatory  restrictions or suffer any  disadvantage or burden deemed by it to be  significant)  (x) to file
any   certificate   or  document   reasonably   requested   in  writing  by  the
Administrative  Borrower or (y) to assign its rights and  delegate  and transfer its obligations hereunder to another of its offices,  branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section
2.14 or enable it to  withdraw  its notice  pursuant  to  Section  2.15 or would reduce  amounts  payable  pursuant to Section  2.20,  as the case may be, in the future.  The  Borrowers  hereby agree to pay all  reasonable  costs and expenses incurred  by any  Lender  in  connection  with any such  filing  or  assignment, delegation and transfer.

SECTION 2.22 Swingline Loans.

(a) Swingline Commitment. Subject to the terms and conditions hereof and relying upon the  representations  and warranties set forth herein, the Swingline Lender agrees to make loans to the  Borrowers,  at any time and from time to time after the Closing Date, and until the earlier of the Maturity Date and the termination of the  Commitments  in  accordance  with  the  terms  hereof,  in an  aggregate principal  amount  at any  time  outstanding  that  will not  result  in (i) the aggregate  principal  amount of all Swingline Loans exceeding  $2,000,000 in the aggregate or (ii) the Aggregate  Revolving Credit Exposure,  after giving effect to any Swingline Loan, exceeding the Commitment. Each Swingline Loan shall be in a principal  amount that is an integral  multiple  of  $100,000.  The  Swingline
Commitment  may be terminated  or reduced from time to time as provided  herein.
Within  the  foregoing  limits,  the  Borrowers  may  borrow,  pay or prepay and reborrow  Swingline  Loans  hereunder,  subject  to the  terms,  conditions  and limitations set forth herein.

(b) Swingline Loans. The Administrative Borrower shall notify the Administrative
Agent by fax, or by telephone (confirmed by fax), not later than 11:00 a.m., New
York City time, on the day of a proposed  Swingline  Loan to be made to it. Such notice shall be  delivered on a Business  Day,  shall be  irrevocable  and shall refer to this  Agreement and shall specify the requested  date (which shall be a
Business Day) and amount of such Swingline Loan. The  Administrative  Agent will
promptly   advise  the  Swingline   Lender  of  any  notice  received  from  the
Administrative  Borrower  pursuant to this paragraph  (b). The Swingline  Lender shall make each  Swingline  Loan available to the Borrowers by means of a credit to the general  deposit  account of the Borrowers  with the Swingline  Lender by
3:00 p.m. on the date such Swingline Loan is so requested.

(c) Prepayment.  The Borrowers shall have the right at any time and from time to time to prepay any Swingline  Loan, in whole or in part,  upon giving written or fax notice (or telephone notice promptly  confirmed by written or fax notice) to the Swingline Lender and to the  Administrative  Agent before 12:00 (noon),  New
York City time, on the date of prepayment at the Swingline  Lender's address for notices specified in the Lender Addendum  delivered by the Swingline Lender. All principal  payments of Swingline Loans shall be accompanied by accrued  interest on the principal amount being repaid to the date of payment.

(d)  Interest.  Each  Swingline  Loan  shall be an ABR Loan and,  subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(a).

(e)  Participations.  The  Swingline  Lender may by written  notice given to the
Administrative  Agent not later than  10:00  a.m.,  New York City  time,  on any
Business Day require the Lenders to acquire  participations on such Business Day in all or a portion  of the  Swingline  Loans  outstanding.  Such  notice  shall
specify  the  aggregate   amount  of  Swingline  Loans  in  which  Lenders  will
participate.  The  Administrative  Agent  will,  promptly  upon  receipt of such notice, give notice to each Lender,  specifying in such notice such Lender's Pro
Rata  Percentage  of  such  Swingline  Loan  or  Loans.  In  furtherance  of the foregoing,  each Lender  hereby  absolutely  and  unconditionally  agrees,  upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the  Swingline  Lender,  such  Lender's Pro Rata  Percentage  of such
Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire  participations  in  Swingline  Loans  pursuant to this  paragraph is absolute  and  unconditional  and  shall  not be  affected  by any  circumstance whatsoever, including the occurrence and continuance of a Default or an Event of
Default, and that each such payment shall be made without any offset, abatement,
withholding  or  reduction  whatsoever.   Each  Lender  shall  comply  with  its
obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section  2.02(c) with respect to Loans made by such Lender (and Section 2.02(c) shall apply,  mutatis mutandis,  to the payment obligations  of the Lenders  under this  Section) and the  Administrative  Agent shall  promptly pay to the  Swingline  Lender the amounts so received by it from the  Lenders.  The  Administrative  Agent  shall  notify  the  Borrowers  of any participations  in any Swingline  Loan acquired  pursuant to this  paragraph and thereafter  payments  in  respect  of such  Swingline  Loan shall be made to the
Administrative  Agent and not to the Swingline  Lender.  Any amounts received by the  Swingline  Lender  from the  Borrowers  (or  other  party on  behalf of the
Borrowers) in respect of a Swingline Loan after receipt by the Swingline  Lender of the proceeds of a sale of  participations  therein shall be promptly remitted to the  Administrative  Agent; any such amounts  received by the  Administrative
Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their  payments  pursuant to this paragraph and to the Swingline
Lender,  as their  interests  may appear.  The purchase of  participations  in a
Swingline  Loan pursuant to this  paragraph  shall not relieve the Borrowers (or other  party  liable for  obligations  of the  Borrowers)  of any default in the payment thereof.

SECTION 2.23 Letters of Credit.

(a)  General.  Subject to the terms and conditions  hereof,  the  Administrative
     Borrower  may  request  the  issuance of a Letter of Credit at any time and from time to time  while  the  Commitments  remain  in  effect  for its own account,  in a form reasonably  acceptable to the Administrative  Agent and the  Issuing  Bank.  In order to  assist  the  Administrative  Borrower  in establishing  or  opening  Letters  of Credit  with an  Issuing  Bank,  the
     Administrative Borrower has requested that the Administrative Agent join in the  applications for such Letters of Credit,  and/or guarantee  payment or performance  of such  Letters  of  Credit  and any  drafts  or  acceptances thereunder through the issuance of one or more Letter of Credit Guaranties, thereby lending the Administrative Agent's credit to the Borrowers, and the
     Administrative  Agent  has  agreed  to do so.  This  Section  shall  not be construed to impose an obligation to issue any Letter of Credit.

(b)  Notice of Issuance,  Amendment,  Renewal, Extension; Certain Conditions. In
     order to request the issuance of a Letter of Credit (or to amend,  renew or extend an existing  Letter of Credit),  the  Administrative  Borrower shall hand  deliver  or fax to the  Administrative  Agent  (no  less  than  three
     Business  Days (or such shorter  period of time  acceptable  to the Issuing
     Bank) in advance of the requested date of issuance,  amendment,  renewal or extension)  a notice  requesting  the  issuance  of a Letter of Credit,  or identifying  the Letter of Credit to be amended,  renewed or extended,  the date of issuance,  amendment,  renewal or extension, the date on which such
     Letter of Credit  is to expire  (which  shall  comply  with  paragraph  (c)
     below),  the amount of such  Letter of Credit,  the name and address of the beneficiary  thereof and such other  information  as shall be  necessary to prepare such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or  extended  only if,  and upon  issuance,  amendment,  renewal or extension  of each  Letter  of  Credit  the  Borrowers  shall be  deemed to
     represent  and  warrant  that,   after  giving  effect  to  such  issuance,
     amendment,  renewal  or  extension  (i) the L/C  Exposure  shall not exceed
     $15,000,000  and (ii) the Aggregate  Revolving  Credit  Exposure  shall not exceed the lesser of (a) total Commitments; and (b) the Borrowing Base.

(c)  Expiration  Date.  Each  Letter  of  Credit  shall  expire  at the close of business  on the  earlier  of (i) the date one year  after  the date of the issuance of such  Letter of Credit and (ii) the date that is five  Business
     Days prior to the Maturity  Date,  unless such Letter of Credit  expires by its terms on an earlier date;  provided,  however,  that a Letter of Credit may,  upon the request of the  Administrative  Borrower  and subject to the
     Issuing Bank's consent,  include a provision  whereby such Letter of Credit shall be renewed  automatically  for additional  consecutive  periods of 12 months or less (but not beyond the date that is five Business Days prior to the Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days  prior to the  then-applicable  expiration  date that such
     Letter of Credit will not be renewed.

(d)  Participations.  Upon the  issuance  of a Letter of Credit and  without any further  action  on the  part  of the  Issuing  Bank  or the  Lenders,  the
     Administrative  Agent hereby  grants to each  Lender,  and each such hereby acquires from the  Administrative  Agent, a participation  to the extent of the  applicable  Letter of Credit  Guaranty equal to such Lender's Pro Rata
     Percentage of the aggregate  amount available to be drawn under such Letter of  Credit,  effective  upon the  issuance  of such  Letter of  Credit.  In consideration  and in  furtherance  of the  foregoing,  each Lender  hereby absolutely and  unconditionally  agrees to pay to the Administrative  Agent such  Lender's Pro Rata  Percentage  of each L/C  Disbursement  made by the
     Administrative   Agent  and  not   reimbursed  by  the  Borrowers  (or,  if
     applicable,  another party pursuant to its obligations under any other Loan
     Document)  forthwith on the date due as provided in Section  2.02(f).  Each
     Lender   acknowledges   and   agrees   that  its   obligation   to  acquire
     participations pursuant to this paragraph is absolute and unconditional and shall  not  be  affected  by any  circumstance  whatsoever,  including  the occurrence and  continuance  of a Default or an Event of Default,  and that each such payment shall be made without any offset, abatement,  withholding or reduction whatsoever.

(e)  Reimbursement.  Upon any L/C Disbursement in respect of a Letter of Credit, the Borrowers shall pay to the Administrative Agent an amount equal to such
     L/C  Disbursement  not later than two hours after any  Borrower  shall have received  notice  that  payment  of such  draft  will be made,  or,  if any
     Borrower  shall have received  such notice later than 10:00 a.m.,  New York
     City time,  on any Business  Day, not later than 10:00 a.m.,  New York City time, on the immediately following Business Day.

(f)  Obligations Absolute.  The Borrowers' obligations provided in paragraph (e)
     above  shall be  absolute,  unconditional  and  irrevocable,  and  shall be performed  strictly in accordance with the terms of this  Agreement,  under any and all circumstances whatsoever, and irrespective of:

(i)  any lack of validity or  enforceability of any Letter of Credit or any Loan
     Document, or any term or provision therein;

(ii) any amendment or waiver of, or any consent to departure from, all or any of the provisions of any Letter of Credit or any Loan Document;

(iii)the  existence  of any  claim,  setoff,  defense  or other  right  that the
     Borrowers,  any other party guaranteeing,  or otherwise obligated with, the
     Borrowers,  any subsidiary or other  Affiliate  thereof or any other person may at any time have  against the  beneficiary  under any Letter of Credit, the  Issuing  Bank,  the  Administrative  Agent or any  Lender or any other person, whether in connection with this Agreement,  any other Loan Document or any other related or unrelated agreement or transaction;

(iv) any draft or other document  presented  under a Letter of Credit proving to be  forged,  fraudulent,  invalid  or  insufficient  in any  respect or any statement therein being untrue or inaccurate in any respect;

(v)  payment by the Issuing Bank under a Letter of Credit  against  presentation of a draft or other  document  that does not comply  with the terms of such
     Letter of Credit; and

(vi) any other act or omission to act or delay of any kind of the Issuing  Bank, any Lender, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might,  but for the provisions of this Section,  constitute a legal or equitable discharge of the Borrowers' obligations hereunder.

Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrowers hereunder to reimburse L/C  Disbursements  will not be excused by the gross  negligence or willful misconduct of the Issuing Bank or the Administrative Agent. However, the
foregoing   shall  not  be   construed   to  excuse  the  Issuing  Bank  or  the
Administrative Agent from liability to the Borrowers to the extent of any direct damages (as  opposed to  consequential  damages,  claims in respect of which are hereby  waived by the  Borrowers  to the extent  permitted  by  applicable  law)
suffered  by the  Borrowers  that  are  caused  by  the  Issuing  Bank's  or the
Administrative  Agent's gross  negligence or willful  misconduct in  determining whether  drafts and other  documents  presented  under a Letter of Credit comply with the terms  thereof;  it is  understood  that the  Issuing  Bank may  accept documents that appear on their face to be in order,  without  responsibility for further  investigation,  regardless of any notice or information to the contrary and,  in making any payment  under any Letter of Credit (i) the  Issuing  Bank's exclusive reliance on the documents  presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented  under such Letter of Credit,  whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any  document  presented  pursuant  to  such  Letter  of  Credit  proves  to  be insufficient  in any  respect,  if such  document  on its face  appears to be in order,  and whether or not any other  statement or any other document  presented pursuant  to such  Letter of  Credit  proves  to be  forged  or  invalid  or any statement  therein  proves to be inaccurate or untrue in any respect  whatsoever and (ii) any noncompliance in any immaterial respect of the documents  presented under such  Letter of Credit  with the terms  thereof  shall,  in each case,  be deemed not to constitute  willful  misconduct or gross negligence of the Issuing
Bank.

(g) Intentionally Omitted.

(h) Interim Interest. If the Administrative Agent shall make any payment under a
Letter of Credit  Guaranty  in respect of a Letter of Credit,  then,  unless the
Borrowers  shall  reimburse such payment in full on such date, the unpaid amount thereof shall bear  interest for the account of the  Administrative  Agent,  for each day from  and  including  the date of such  payment  to but  excluding  the earlier of the date of payment by the  Borrowers  or the date on which  interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were an ABR Loan.

(i) Intentionally Omitted.

(j)  Cash  Collateralization.  If  any  Event  of  Default  shall  occur  and be continuing, the Borrowers shall, on the Business Day it receives notice from the
Administrative  Agent or the Required  Lenders (or, if the maturity of the Loans has been  accelerated,  Lenders  representing  greater than 50% of the total L/C
Exposure) thereof and of the amount to be deposited,  deposit in an account with the Administrative  Agent, for the ratable benefit of the Lenders,  an amount in cash equal to 105% of the L/C Exposure as of such date.  Such  deposit  shall be held by the  Administrative  Agent as collateral for the payment and performance of the  obligations of the Borrowers under this  Agreement.  The  Administrative
Agent shall have exclusive  dominion and control,  including the exclusive right of  withdrawal,  over  such  account.  Other  than any  interest  earned  on the investment of such deposits in Permitted Investments, which investments shall be made at the  option  and  sole  discretion  of the  Administrative  Agent,  such deposits  shall  not  bear  interest.  Interest  or  profits,  if  any,  on such investments  shall accumulate in such account.  Moneys in such account shall (i)
automatically be applied by the  Administrative  Agent to reimburse payment made in respect of a Letter of Credit Guaranty for L/C  Disbursements  which have not been  reimbursed,  (ii)  be  held  for  the  satisfaction  of the  reimbursement obligations  of the Borrowers for the L/C Exposure at such time and (iii) if the maturity  of the Loans has been  accelerated  (but  subject  to the  consent  of
Lenders representing greater than 50% of the total L/C Exposure),  be applied to satisfy the  Obligations.  If the Borrowers are required to provide an amount of cash collateral  hereunder as a result of the occurrence of an Event of Default, such  amount (to the extent not applied as  aforesaid)  shall be returned to the
Borrowers within three Business Days after all Events of Default have been cured or waived.

SECTION 2.24 Relationship Between the Borrowers.

(a)  Administrative  Borrower.  Britt hereby appoints PALCO,  and PALCO (in such capacity, the "Administrative  Borrower") shall act under this Agreement, as the agent,  attorney-in-fact  and legal  representative  of Britt for all  purposes, including  requesting Loans and receiving  account  statements and other notices and  communications  to the Borrowers  (or any of them) from the  Administrative
Agent or any Lender.  The  Administrative  Agent and the  Lenders may rely,  and shall be fully  protected in relying,  on any Borrowing  request,  request for a
Letter of Credit, disbursement instruction, report, information or any notice or communication made or given by the Administrative  Borrower,  whether in its own name, as Borrowers' agent, on behalf of Britt or on behalf of the Borrowers, and neither the  Administrative  Agent nor any Lender shall have any  obligation  to make any  inquiry or  request  any  confirmation  from or on behalf of any other
Borrower  as  to  the  binding  effect  on  it  of  any  such  notice,  request, instruction, report, information, other notice or communications,  nor shall the joint and several character of the Borrowers' obligations hereunder be affected, provided  that the  provisions of this Section 2.24 shall not be construed so as to preclude  either  Borrower  from taking  actions  permitted  to be taken by a
"Borrower" hereunder.

(b) Joint and Several Obligations.  The obligations of the Borrowers pursuant to the Loan Documents shall be joint and several.  Each Borrower hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual  payment in full of all  Obligations of the other Borrower when the same shall become due, whether at stated maturity,  by required  prepayment, declaration,  acceleration,  demand or otherwise  (including  amounts that would become due but for the operation of the automatic  stay under Section  362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)).

(c)  Obligations  Absolute.  The obligations of each Borrower under this Section
2.24 are irrevocable,  absolute,  independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a  guarantor  or  surety  other  than  payment  in full of the  Obligations.  In furtherance of the foregoing and without limiting the generality  thereof,  each
Borrower agrees that: (i) its obligation under this Section 2.24 with respect to the  obligations of the other Borrower is a guaranty of payment when due and not of collectibility; (ii) the Administrative Agent and any Lender may enforce this obligation upon the occurrence of an Event of Default hereunder  notwithstanding the existence of any dispute  between the other Borrower and the  Administrative
Agent or any Lender  with  respect to the  existence  of such Event of  Default;
(iii) the obligations of each Borrower  hereunder are independent of each of the obligations of the other  Borrower under the Loan Documents and the  obligations of any  other  Person  and a  separate  action or  actions  may be  brought  and prosecuted  against each Borrower  whether or not any action is brought  against the other  Borrower or any other Person and whether or not the other Borrower or any other Person is joined in any such action or actions;  and (iv) a payment of a portion,  but not all,  of the  Obligations  by any  Borrower  shall in no way limit, affect, modify or abridge the liability of such or any other Borrower for any portion of the Obligations that has not been paid. Each Borrower agrees that its  obligation  under this Section 2.24 with respect to the  obligations of the other Borrower is a continuing  guaranty and shall be binding upon each Borrower and its successors and assigns,  and each Borrower  irrevocably waives any right to revoke its  obligations  under this  Section  2.24 as to future  transactions giving rise to any Obligations.

(d) Actions by the  Administrative  Agent and the  Lenders.  The  Administrative
Agent and any Lender may from time to time, without notice or demand and without affecting the validity or  enforceability of this Section 2.24 or giving rise to any limitation,  impairment or discharge of any Borrower's  liability hereunder, but subject to the provisions of Section 2.24 (i) renew,  extend,  accelerate or otherwise change the time, place,  manner or terms of payment of the Obligations of the other  Borrower  with the consent of such other  Borrower,  (ii)  settle, compromise,  release or discharge,  or accept or refuse any offer of performance with respect to, or substitutions  for, the Obligations of the other Borrower or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other  obligations,  (iii) request and accept other guaranties of the Obligations of the other Borrower and take and hold security for the payment of such Obligations, (iv) release, exchange, compromise,  subordinate or modify, with or without  consideration,  any security for payment of the  Obligations of the other  Borrower,  any other  guaranties  of such  Obligations,  or any other obligation of any Person with respect to such Obligations, (v) enforce and apply any security now or hereafter held from the other Borrower by or for the benefit of the  Administrative  Agent or any Lender in respect of the Obligations of the other  Borrower and direct the order or manner of sale thereof,  or exercise any other right or remedy that the  Administrative  Agent or the Lenders,  or any of them,  may have against any such  security,  in each case as the  Administrative
Agent or the Lenders in their  discretion  may  determine  consistent  with this
Agreement and any applicable  security agreement,  including  foreclosure on any such security pursuant to one or more judicial or nonjudicial sales,  whether or not every aspect of any such sale is commercially reasonable,  and (vi) exercise any other rights available to the Administrative Agent or the Lenders, or any of
them, under the Loan Documents.

(e) No Discharge. The obligations of each Borrower under this Section 2.24 shall be valid and enforceable and shall not be subject to any limitation,  impairment or discharge  for any reason  (other than  payment in full of the  Obligations), including the  occurrence of any of the  following,  whether or not any Borrower shall have had notice or knowledge of any of them:  (i) any failure to assert or enforce or  agreement  not to assert or enforce,  or the stay or  enjoining,  by order of court, by operation of law or otherwise, of the exercise or enforcement of,  any claim or demand or any  right,  power or  remedy  with  respect  to the
Obligations of the other  Borrower or any agreement  relating  thereto,  or with respect  to  any  other  guaranty  of  or  security  for  the  payment  of  such
Obligations,  (ii) any waiver or  modification  of, or any consent to  departure from,  any of the terms or provisions of this Agreement or any of the other Loan
Documents or any agreement or instrument  executed pursuant  thereto,  or of any other guaranty or security for the Obligations of the other Borrower,  (iii) the
Obligations of the other Borrower,  or any agreement  relating  thereto,  at any time being found to be illegal,  invalid or unenforceable  in any respect,  (iv)
the  application  of  payments  received  from  any  source  to the  payment  of indebtedness  other than the Obligations of the other Borrower,  even though the
Administrative Agent or the Lenders, or any of them, might have elected to apply such payment to any part or all of the  Obligations of the other  Borrower,  (v)
any  failure to perfect or  continue  perfection  of a security  interest in any collateral which secures any of the Obligations of the other Borrower,  (vi) any defenses, set-offs or counterclaims which the other Borrower or any other Person may  assert  against  the  Administrative  Agent or any Lender in respect of the
Obligations,  including but not limited to failure of  consideration,  breach of warranty,  payment,  statute  of  frauds,  statute  of  limitations,  accord and satisfaction and usury and (vii) any other act or thing or omission, or delay to do any  other act or thing,  which may or might in any  manner or to any  extent vary the risk of any Borrower as an obligor in respect of the Obligations.

(f) Waivers.  Each Borrower waives, for the benefit of the Administrative  Agent and each  Lender:  (i) any  right to  require  the  Administrative  Agent or any
Lender,  as a  condition  of payment or  performance  by such  Borrower,  to (A)
proceed  against the other Borrower or any other Person,  (B) proceed against or exhaust  any  security  held from the other  Borrower or any other  Person,  (C)
proceed  against or have resort to any balance of any deposit  account or credit on the  books of the  Administrative  Agent or any  Lender in favor of the other
Borrower or any other Person, or (D) pursue any other remedy in the power of the
Administrative  Agent or any Lender;  (ii) any defense  arising by reason of the incapacity,  lack of authority or any  disability  or other defense of the other
Borrower  including  any defense based on or arising out of the lack of validity or the  unenforceability  of the  Obligations  or any  agreement  or  instrument relating  thereto or by reason of the  cessation  of the  liability of the other
Borrower from any cause other than payment in full of the Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a  surety  must be  neither  larger  in  amount  nor in other  respects  more burdensome  than  that  of the  principal;  (iv)  any  defense  based  upon  the
Administrative Agent's or any Lender's errors or omissions in the administration of the Obligations,  except behavior that amounts to gross negligence or willful misconduct; (v) (A) any principles or provisions of law, statutory or otherwise, that are or might be in  conflict  with the terms of this  Section  2.24 and any legal or equitable discharge of such Borrower's obligations  hereunder,  (B) the benefit of any  statute  of  limitations  affecting  such  Borrower's  liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims  and (D)  promptness,  diligence  and  any  requirement  that  the
Administrative Agent or any Lender protect,  secure,  perfect or insure any Lien or any property subject thereto; (vi) notices, demands, presentments,  protests, notices of protest,  notices of dishonor  and notices of any action or inaction, including  acceptance  of this  Section  2.24,  notices  of  default  under this
Agreement  or any  agreement  or  instrument  related  thereto,  notices  of any renewal,  extension or modification of the Obligations or any agreement  related thereto, notices of any extension of credit to the other Borrower and notices of any of the  matters  referred  to in  Sections  2.24(d) and (e) and any right to consent to any thereof;  and (vii) to the fullest  extent  permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Section 2.24.

As used in this  paragraph,  any  reference  to "the  principal"  includes  each
Borrower and any reference to "the creditor" includes the  Administrative  Agent and each of the Lenders. In accordance with Section 2856 of the California Civil
Code each  Borrower  waives any and all rights and  defenses  available to it by reason of  Sections  2787 to 2855,  inclusive,  2899 and 3433 of the  California
Civil Code,  including  any and all rights or defenses  such  Borrower  may have because the  Obligations are secured by real property or by reason of protection afforded to the  principal  with  respect to any of the  Obligations,  or to any other  guarantor  of  any of  the  Obligations  with  respect  to  any  of  such guarantor's  obligations  under its  guaranty,  in either  case  pursuant to the antideficiency or other laws of the State of California  limiting or discharging the principal's indebtedness or such guarantor's obligations,  including Section
580a, 580b, 580d or 726 of the California Code of Civil Procedure. Consequently,
among other  things:  (1) the creditor may collect  from such  Borrower  without first  foreclosing on any real or personal  property  collateral  pledged by the principal;  and (2) if the creditor  forecloses on any real property  collateral pledged by the principal:  (x) the amount of the Obligations may be reduced only by the price for which the collateral is sold at the  foreclosure  sale, even if the  collateral  is worth  more  than the sale  price and (y) the  creditor  may collect from such  Borrower  even if the creditor,  by  foreclosing  on the real property  collateral,  has destroyed any right such Borrower may have to collect from the  principal.  This is an  unconditional  and  irrevocable  waiver of any rights and defenses such Borrower may have because the  Obligations  are secured by real property.  Each Borrower also waives all rights and defenses arising out of an  election  of remedies  by the  creditor,  even  though  that  election of remedies,  such as a  nonjudicial  foreclosure  with  respect to security for an
Obligation,   has  destroyed  such   Borrower's   rights  of   subrogation   and
reimbursement against the principal by the operation of Section 580d of the Code of Civil  Procedure or  otherwise;  and even though that election of remedies by the creditor,  such as nonjudicial  foreclosure  with respect to security for an obligation of any other guarantor of any of the Obligations,  has destroyed such
Borrower's  rights of  contribution  against  such other  Borrower  or any other guarantor.  No other  provision  of this  Section  2.24  shall be  construed  as limiting the  generality  of any of the  covenants and waivers set forth in this paragraph.

(g) Borrowers' Rights of Subrogation, Contribution, Etc.; Subordination of Other
Obligations.  Each  Borrower  waives  any  claim,  right or  remedy,  direct  or indirect,  that such  Borrower now has or may  hereafter  have against the other
Borrower  or any of its  assets  in  connection  with this  Section  2.24 or the performance by such Borrower of its obligations hereunder,  in each case whether such  claim,  right or remedy  arises in  equity,  under  contract,  by  statute
(including under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including (i) any right of  subrogation,  reimbursement  or indemnification  that such  Borrower now has or may  hereafter  have against the other  Borrower,  (ii) any right to enforce,  or to  participate  in, any claim, right or remedy  that the  Administrative  Agent or any  Lender  now have or may hereafter  have  against  the other  Borrower  and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the
Administrative  Agent or any Lender.  In addition,  until the Obligations  shall have been paid in full, the Commitments shall have terminated and all Letters of
Credit shall have expired or been  cancelled,  each Borrower  shall withhold the exercise of any right of  contribution  such Borrower may have against the other
Borrower.  Each  Borrower  further  agrees  that,  to the  extent  the waiver or agreement to withhold the exercise of its rights of subrogation,  reimbursement, indemnification  and  contribution  as set  forth  herein is found by a court of competent  jurisdiction  to be void or voidable  for any  reason,  any rights of subrogation, reimbursement or indemnification such Borrower may have against the other  Borrower  or  against  any  collateral  or  security,  and any  rights of contribution such Borrower may have against such other Borrower, shall be junior and  subordinate to any rights the  Administrative  Agent or any Lender may have against such Borrower to all right, title and interest the Administrative  Agent or any Lender may have in any such collateral or security,  and to any right the
Administrative Agent or any Lender may have against such other Borrower.

Any  indebtedness  of any  Borrower  now or  hereafter  held by any  Borrower is subordinated in right of payment to the Obligations,  and any such  indebtedness of the other  Borrower to such  Borrower  collected or received by such Borrower after an Event of Default has occurred and is continuing, and any amount paid to a Borrower  on account of any  subrogation,  reimbursement,  indemnification  or contribution  rights referred to in the preceding paragraph when all Obligations have not been paid in full, shall be held in trust for the Administrative  Agent and the Lenders and shall forthwith be paid over to the Administrative Agent for the benefit of the Lenders to be credited and applied against the Obligations.

(h)  Fraudulent  Transfer Laws.  Anything  contained in this Section 2.24 to the contrary  notwithstanding,  the  obligations of each Borrower under this Section
2.24 shall be limited to a maximum  aggregate amount equal to the largest amount that would not render  its  obligations  hereunder  subject  to  avoidance  as a fraudulent  transfer or  conveyance  under Section 548 of Title 11 of the United
States Code or any applicable  provisions of comparable state law (collectively, the "Fraudulent  Transfer Laws"),  in each case after giving effect to all other liabilities of such Borrower,  contingent or otherwise,  that are relevant under the Fraudulent  Transfer Laws and after giving effect as assets to the value (as determined under the applicable  provisions of the Fraudulent  Transfer Laws) of any rights to  subrogation,  reimbursement,  indemnification  or contribution of such  Borrower  pursuant  to  applicable  law or  pursuant  to the  terms of any agreement.

(i) Related  Guaranties.  Each  Borrower  under this  Section 2.24 and any other guaranties,  if any,  relating to the Agreement (the "Related  Guaranties") that contain a contribution provision similar to that set forth in this Section 2.24, together desire to allocate among themselves  (collectively,  the  "Contributing
Guarantors"),  in a fair and equitable manner,  their obligations  arising under this  Section  2.24 and the Related  Guaranties.  Accordingly,  in the event any payment or  distribution  is made on any date by any Borrower under this Section
2.24 or a  guarantor  under a  Related  Guaranty,  each  such  Borrower  or such
guarantor  shall  be  entitled  to  a  contribution   from  each  of  the  other
Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Obligations paid to the Administrative Agent and the
Lenders.

ARTICLE III.

                    REPRESENTATIONS AND WARRANTIES

Each of the  Borrowers,  jointly and  severally,  represents and warrants to the
Arranger, the Administrative Agent and each of the Lenders that:

SECTION  3.01  Organization;  Powers.  Each  of the  Loan  Parties  (a) is  duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its  organization or formation,  (b) has all requisite power and authority,  and the legal right, to own and operate its property and assets,  to lease the  property it  operates  as lessee and to carry on its  business as now conducted and as proposed to be  conducted,  (c) is qualified to do business in, and is in good  standing  in, every  jurisdiction  where such  qualification  is required,  except  where  the  failure  so to  qualify,  individually  or in the aggregate,  would not  reasonably  be expected  to result in a Material  Adverse
Effect and (d) has the power and  authority,  and the legal  right,  to execute, deliver and perform its obligations under this Agreement, each of the other Loan
Documents,  and each other agreement or instrument contemplated thereby to which it is or will be a party,  including,  in the case of the  Borrowers,  to borrow hereunder,  in the case of each  Loan  Party  and  Holdings,  to grant the Liens contemplated  to be granted by it under the Security  Documents and, in the case of each Guarantor, to Guarantee the Obligations as contemplated by the Guarantee and Collateral Agreement.

SECTION 3.02  Authorization;  No Conflicts.  The Transactions (a) have been duly authorized by all requisite corporate,  partnership or limited liability company and, if  required,  stockholder,  partner or member  action and (b) will not (i)
violate  (A) any  provision  of law,  statute,  rule  or  regulation,  or of the certificate  or articles of  incorporation  or other  constitutive  documents or by-laws of Loan Party, (B) any order of any Governmental Authority or arbitrator or (C) any provision of any indenture,  agreement or other instrument to which a
Loan Party is a party or by which any of them or any of their property is or may be bound,  (ii) be in conflict with,  result in a breach of or constitute (alone or with  notice or lapse of time or both) a default  under,  or give rise to any right to  accelerate or to require the  prepayment,  repurchase or redemption of any obligation under any such indenture,  agreement or other instrument or (iii)
result in the  creation or  imposition  of any Lien upon or with  respect to any property or assets now owned or hereafter acquired by any Loan Party (other than
Liens created under the Security Documents).

SECTION 3.03 Enforceability. This Agreement has been duly executed and delivered by each Loan Party and  constitutes,  and each other Loan Document when executed and delivered by each Loan Party  thereto will  constitute,  a legal,  valid and binding  obligation  of such Loan Party  enforceable  against such Loan Party in accordance  with  its  terms,  subject  to  applicable  bankruptcy,  insolvency, reorganization,  moratorium or other laws affecting  creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION  3.04  Governmental  Approvals.  No  action,  consent  or  approval  of, registration or filing with, Permit from, notice to, or any other action by, any
Governmental   Authority  is  or  will  be  required  in  connection   with  the
Transactions,  except for (a) the filing of UCC financing statements and filings with the United  States  Patent  and  Trademark  Office  and the  United  States
Copyright  Office,  (b)  recordation  of the Mortgages and (c) such as have been made or obtained and are in full force and effect.

SECTION 3.05 Financial Statements. PALCO has heretofore furnished to the Lenders
(i) balance sheets and statements of income, stockholder's equity and cash flows for the  Borrowers  on a  combined  basis as of and for the fiscal  years  ended
December 31, 2004 and December 31, 2003, in each case audited by and accompanied by the opinion of Deloitte & Touche LLP,  independent public accountants and
(ii) the unaudited  balance sheet and related statement of income and cash flows for Britt as of the  period  from and  including  January  1, 2001  through  and including December 31, 2004. All of such financial  statements present fairly in all material respects the financial condition and results of operations and cash flows of the  applicable  entities as of such dates and for such  periods.  Such balance sheets and the notes thereto disclose all material  liabilities,  direct or  contingent,  of the  applicable  entities  as of  the  dates  thereof.  Such financial  statements  were  prepared in  accordance  with GAAP  (except for the exclusion of PALCO's wholly owned subsidiaries, Scotia Pacific and Salmon Creek, except as losses in excess of  investments  in  subsidiaries  as a component  of stockholder's  equity  unless  otherwise  indicated  or  the  context  indicates otherwise and  consolidating  the  financial  statements  thereof)  applied on a consistent basis.

SECTION 3.06 No Material  Adverse  Change.  No event,  change or  condition  has occurred  since  December  31,  2004 that has  caused,  or would  reasonably  be expected to cause, a Material Adverse Effect.

SECTION 3.07 Title to Properties;  Possession Under Leases. (a) Each of the Loan
Parties has good and marketable  title to, or valid leasehold  interests in, all its material  properties and assets  (including all Real  Property),  except for liens  permitted  under  Section  6.02 and minor  defects in title that,  in the aggregate,  are not substantial in amount and do not materially detract from the value of the property  subject  thereto or interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their  intended  purposes.  Each parcel of Real  Property is free from  material structural  defects  and all  building  systems  contained  therein  are in good working  order and  condition,  as  necessary to permit the Loan Party using the
Real Property to conduct its business as currently  conducted or to utilize such
Real Property for its intended  purpose,  ordinary  wear and tear  dispositions, abandonments and breakdowns arising in the ordinary course of business excepted, suitable for the purposes for which they are currently  being used.  Each parcel of Real Property and the current use thereof  complies in all material  respects with all applicable  laws (including  building and zoning  ordinances and codes)
and with all insurance requirements.

(b) Each of the Loan Parties is in compliance in all material  respects with all obligations under all material leases to which it is a party and all such leases are legal,  valid,  binding and in full force and effect and are  enforceable in accordance  with their  terms.  Each of the Loan  Parties  enjoys  peaceful  and undisturbed  possession under all such material leases. The Loan Parties are not in default of their  payment or other  material  obligations  under any material lease and no legal  proceedings  have been instituted  against any Loan Party by any landlord with respect to any claimed  default under any such leases.  Except as set forth in  Schedule  3.20,  none of the Real  Property  is  subject to any lease, sublease,  license or other agreement granting to any person any right to the use, occupancy,  possession or enjoyment of the Real Property or any portion thereof,  except for easements or similar rights which do not materially detract from the value of the property  subject thereto or interfere with the ability of such Loan Party to conduct its  business as  currently  conducted  or to utilize such properties and assets for their intended  purposes.  PALCO has delivered to the  Administrative  Agent  true,  complete  and  correct  copies of all  leases
(whether as landlord or tenant) of Real Property.

(c) None of the Loan Parties has  received any notice of, nor has any  knowledge of, any  pending or  contemplated  condemnation  proceeding  affecting  the Real
Properties or any sale or disposition thereof in lieu of condemnation.

(d) Except as set forth on Schedule  3.07 none of the Loan  Parties is obligated under any right of first  refusal,  option or other  contractual  right to sell, assign or otherwise dispose of any Real Property or any interest therein.

(e) There are no pending  or, to the  knowledge  of PALCO,  proposed  special or other  assessments for public  improvements or otherwise  affecting any material portion of the owned Real Property, nor are there any contemplated  improvements to  such  owned  Real  Property  that  may  result  in  such  special  or  other assessments.  No Loan  Party has  suffered,  permitted  or  initiated  the joint assessment  of any material  portion of any owned Real  Property  with any other real  property  constituting  a  separate  tax lot.  Each  owned  parcel of Real
Property  is  comprised  of one or more  parcels,  each of which  constitutes  a separate  tax lot and none of which  constitutes  a portion of any other tax lot not constituting Collateral.

(f)  Such  Loan  Party  has  obtained  all  permits,  licenses,   variances  and
certificates  required by applicable law to be obtained and necessary to the use and operation of each parcel of Real Property,  except where the failure to have such permit, license, certificate or variance would not prohibit the use of such parcel of Real  Property as it is  currently  being used.  The use being made of each parcel of Real Property  conforms with the certificate of occupancy  and/or such other permits, licenses,  variances and certificates for such Real Property and  any  other  restrictions,  covenants  or  conditions  affecting  such  Real
Property,  except  for any such  nonconformity  that  would  not  reasonably  be expected to be enjoined or to result in material fines.

(g) Each  developed  parcel of Real  Property has  adequate  rights of access to public ways or reasonable  rights to permit the Real Property to be used for its intended  purpose,  and is served by installed,  operating  and adequate  water, electric,  gas, telephone,  sewer,  sanitary sewer and storm drain facilities as necessary  to permit the Loan  Party  using such Real  Property  to conduct  its business  as  currently  conducted  or to  utilize  such Real  Property  for its intended purpose;  (ii) all public utilities  necessary to the continued use and enjoyment  of each  parcel of Real  Property  as used and enjoyed on the Closing
Date are located in the public  right-of-way  abutting the premises or easements permitting the location of such utilities,  and all such utilities are connected so as to serve such Real Property without passing over other Property except for land of the utility  company  providing such utility  service or, in the case of leased Real  Property,  contiguous  land owned by the lessor of such leased Real
Property;  (iii) each developed  parcel of Real Property,  including each leased parcel, has adequate available parking to meet legal and operating requirements;
(iv) all roads necessary for access to each developed parcel of Real Property to permit its use for its current  purpose  have been  completed  and  dedicated to public use and accepted by all  governmental  authorities  or are the subject of access  easements for the benefit of such Real Property;  and (v) no building or structure  constituting  Real Property or any appurtenance  thereto or equipment thereon, or the use, operation or maintenance thereof,  violates any restrictive covenant or encroaches on any easement or on any property owned by others, which violation or encroachment  interferes with the use or could materially adversely
affect  the  value  of  such  building,   structure  or  appurtenance  or  which
encroachment  is  necessary  for  the  operation  of the  business  at any  Real
Property.

SECTION  3.08  Subsidiaries.  Schedule  3.08 sets forth as of the Closing Date a list of all  Subsidiaries,  including  each  Subsidiary's  exact  legal name (as reflected in such Subsidiary's certificate or articles of incorporation or other constitutive  documents) and  jurisdiction of incorporation or formation and the percentage  ownership  interest  of PALCO  (direct  or  indirect)  therein,  and identifies each Subsidiary that is a Loan Party.  The shares of capital stock or other  Equity  Interests  so  indicated  on  Schedule  3.08 are  fully  paid and non-assessable and are owned by PALCO, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents).

SECTION  3.09  Litigation;  Compliance  with  Laws.  (a)  Except as set forth in
Schedule 3.09, there are no actions, suits or proceedings at law or in equity or by or before any  arbitrator  or  Governmental  Authority now pending or, to the knowledge  of PALCO,  threatened  against  or  affecting  any Loan  Party or any business,  property  or  rights of any such  person  (i) that  involve  any Loan
Document  or  the  Transactions  or  (ii)  as to  which  there  is a  reasonable possibility of an adverse determination and that, if adversely determined, would reasonably  be  expected,  individually  or in the  aggregate,  to  result  in a
Material Adverse Effect.

(b) Since the date of this Agreement,  there has been no change in the status of the matters  disclosed on Schedule 3.09 that,  individually or in the aggregate, has resulted in, or materially  increased the likelihood of, a Material  Adverse
Effect.

(c) None of the Loan Parties or any of their respective  material  properties or assets is in violation  of, nor will the continued  operation of their  material properties  and  assets  as  currently  conducted  violate,  any  law,  rule  or regulation (including any zoning, building,  Environmental Law, ordinance,  code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ,  injunction,  decree or order of any  Governmental  Authority,  where such violation or default,  individually  or in the  aggregate,  would  reasonably be expected to result in a Material Adverse Effect.

(d)  Certificates  of  occupancy  and permits  are in effect for each  Mortgaged
Property  as  currently  constructed,  and  true  and  complete  copies  of such certificates  of occupancy  have been delivered to the  Administrative  Agent as mortgagee with respect to each Mortgaged Property.

SECTION 3.10  Agreements.  (a) Except as set forth in Schedule 3.10, none of the
Loan  Parties  is a party to any  agreement  or  instrument,  or  subject to any corporate restriction,  that, individually or in the aggregate,  has resulted or would reasonably be expected to result in a Material Adverse Effect.

(b) None of the Loan Parties is in default in any manner under any  provision of any indenture or other agreement or instrument evidencing  Indebtedness,  or any other material  agreement or instrument to which it is a party or by which it or any of its  properties  or  assets  are or may be  bound,  where  such  default, individually  or in the aggregate,  would  reasonably be expected to result in a
Material Adverse Effect. No Default has occurred and is continuing.

SECTION  3.11  Federal  Reserve  Regulations.  (a) None of the Loan  Parties  is
engaged principally,  or as one of its important activities,  in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No part of the  proceeds  of any Loan or any Letter of Credit  will be used, whether  directly  or  indirectly,  and  whether  immediately,  incidentally  or ultimately,  for  purchasing  or  carrying  Margin  Stock or for the  purpose of purchasing, carrying or trading in any securities under such circumstances as to involve any Loan Party in a violation  of  Regulation X or to involve any broker or dealer in a violation  of  Regulation  T. No  Indebtedness  being  reduced or retired  out of the  proceeds  of any Loans or  Letters of Credit was or will be incurred for the purpose of purchasing  or carrying any Margin Stock.  Following the  application of the proceeds of the Loans and the Letters of Credit,  Margin
Stock  will not  constitute  more  than 25% of the  value of the  assets  of the aggregate assets of the Loan Parties.  None of the transactions  contemplated by this  Agreement will violate or result in the violation of any of the provisions of the Regulations of the Board, including Regulation T, U or X. If requested by any  Lender or the  Administrative  Agent,  the  Borrowers  will  furnish to the
Administrative  Agent and each Lender a  statement  to the  foregoing  effect in conformity  with the  requirements  of FR Form G-3 or FR Form U-1 referred to in
Regulation U.

SECTION 3.12 Investment Company Act; Public Utility Holding Company Act. None of
the Loan  Parties is (a) an  "investment  company"  as defined in, or subject to regulation  under,  the  Investment  Company Act of 1940,  as amended,  or (b) a
"holding  company" as defined  in, or subject to  regulation  under,  the Public
Utility Holding Company Act of 1935, as amended.

SECTION 3.13 Use of Proceeds.  The Borrowers  will use the proceeds of the Loans
solely  for  general  corporate   purposes,   including  the  repayment  of  all
obligations under the Existing Credit Facility. The Administrative Borrower will request the issuance of Letters of Credit solely to support payment  obligations incurred in the ordinary  course of business by the Borrowers and the Subsidiary
Guarantors.

SECTION  3.14 Tax  Returns.  Each of the Loan Parties has timely filed or timely caused to be filed all material Federal, state, local and foreign tax returns or materials required to have been filed by it and all such tax returns and related materials  are correct and complete in all material  respects.  Each of the Loan
Parties has timely paid or timely  caused to be paid all material  Taxes due and payable by it and all  assessments  received by it,  except Taxes that are being contested in good faith by appropriate  proceedings and for which the applicable
Loan Party,  shall have set aside on its books  adequate  reserves in accordance with GAAP.  Each of the Loan Parties has made  adequate  provision in accordance with GAAP for all Taxes not yet due and payable.  No Lien  relating to Taxes has been filed,  and to the knowledge of any of the Loan  Parties,  no Lien is being asserted or  threatened,  with respect to any Tax.  None of the Loan Parties (a)
intends to treat the Loans or any of the  transactions  contemplated by any Loan
Document  as being a  "reportable  transaction"  (within the meaning of Treasury
Regulation  Section  1.6011-4) or (b) is aware of any facts or events that would result in such treatment.

SECTION 3.15 No Material Misstatements:.  Each of the Loan Parties has disclosed to the  Arranger,  the  Administrative  Agent and the  Lenders  all  agreements, instruments  and  corporate  or other  restrictions  to which any Loan  Party is subject,  and all other matters known to any of them,  that,  individually or in the  aggregate,  would  reasonably  be expected to result in a Material  Adverse
Effect. No other information,  report, financial statement,  exhibit or schedule furnished by or on behalf of any Loan Party to the Arranger,  the Administrative
Agent or any Lender for use in connection with the transactions  contemplated by the Loan Documents or in connection with the negotiation of any Loan Document or included  therein or  delivered  pursuant  thereto  contained,  contains or will contain any  material  misstatement  of fact or  omitted,  omits or will omit to state any material fact necessary to make the statements  therein,  in the light of the circumstances under which they were, are or will be made, not misleading;
provided that to the extent any such information,  report,  financial statement, exhibit or schedule was based upon or constitutes a forecast or projection,  the
Borrowers  represent only that they acted in good faith and utilized  reasonable assumptions  and  due  care in the  preparation  of  such  information,  report, financial statement, exhibit or schedule.

SECTION  3.16  Employee  Benefit  Plans.  Each Loan  Party and each of its ERISA
Affiliates  is in  compliance  in all  material  respects  with  the  applicable provisions  of  ERISA  and  the  Tax  Code  and the  regulations  and  published interpretations  thereunder.  No  ERISA  Event  has  occurred  or is  reasonably expected to occur that,  when taken  together  with all other such ERISA Events, would reasonably be expected to result in material liability of the Borrowers or any of their ERISA Affiliates.

SECTION 3.17 Environmental Matters. (a) Except as set forth in Schedule 3.17 and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, none of the Loan Parties:
(i)  has failed to comply  with any  Environmental  Law or to take,  in a timely manner,  all actions necessary to obtain,  maintain,  renew and comply with any Environmental  Permit, and all such  Environmental  Permits are in full force and effect and not subject to any administrative or judicial appeal;

(ii) has  become  a  party  to  any  governmental,  administrative  or  judicial proceeding  or  possesses  knowledge of any such  proceeding  that has been threatened under Environmental Law;

(iii)has  received  notice of,  become  subject  to, or is aware of any facts or circumstances  that could form the basis for, any  Environmental  Liability other than those which have been fully and finally  resolved  and for which no obligations remain outstanding;

(iv) possesses knowledge that any Mortgaged Property (A) is subject to any Lien,
     restriction  on  ownership,   occupancy,  use  or  transferability  imposed
     pursuant  to  Environmental  Law or (B)  contains or  previously  contained
     Hazardous  Materials  of a form or type or in a quantity or  location  that would reasonably be expected to result in any Environmental Liability;

(v)  possess  knowledge  that  there has been a Release  or threat of Release of
     Hazardous  Materials  at or from  the  Mortgaged  Properties  (or  from any facilities or other  properties  formerly owned,  leased or operated by any
     Loan Party) in  violation  of, or in amounts or in a manner that could give rise to liability under, any Environmental Law;

(vi) has  generated,   treated,  stored,   transported,  or  Released  Hazardous
     Materials  from the Mortgaged  Properties  (or from any facilities or other properties  formerly  owned,  leased  or  operated  by any Loan  Party)  in violation  of,  or in a manner or to a  location  that  could  give rise to liability under, any Environmental Law;

(vii)is aware of any facts, circumstances,  conditions or occurrences in respect of any of the  facilities  and  properties  owned,  leased or operated that could (A) form the basis of any action,  suit,  claim or other  judicial or administrative proceeding relating to liability under or noncompliance with
     Environmental  Law on the part of any Loan Party or (B)  interfere  with or prevent continued compliance with Environmental Laws by any Loan Party; or

(viii) has pursuant to any order,  decree,  judgment or agreement by which it is bound or has assumed the Environmental Liability for any Person.

(b)  Since the date of this Agreement, there has been no change in the status of the  matters  disclosed  on  Schedule  3.17  that,  individually  or in the aggregate,  has resulted in, or materially  increased the  likelihood of, a
     Material Adverse Effect.

SECTION 3.18  Insurance.  Schedule 3.18 sets forth a true,  complete and correct description  of all insurance  maintained by or on behalf of the Loan Parties as of the Closing Date. As of the Closing Date, such insurance is in full force and effect and all  premiums  have been duly paid.  The Loan  Parties are insured by financially  sound and reputable  insurers and such insurance is in such amounts and covering such risks and liabilities (and with such  deductibles,  retentions and exclusions) as are in accordance with normal and prudent industry  practice.
None of the Loan Parties (a) has received  notice from any insurer (or any agent thereof) that substantial capital improvements or other substantial expenditures will have to be made in order to continue  such  insurance or (b) has any reason to believe that it will not be able to renew its  existing  coverage as and when such coverage  expires or to obtain similar  coverage from similar insurers at a substantially similar cost.

SECTION 3.19 Security Documents.  (a) The Guarantee and Collateral  Agreement is
effective  to  create  in favor of the  Administrative  Agent,  for the  ratable benefit of the Secured Parties, a legal, valid, binding and enforceable security interest in the Collateral described therein and proceeds thereof and (i) in the case of the  Pledged  Collateral,  upon the  earlier  of (A) when  such  Pledged
Collateral  is  delivered  to the  Administrative  Agent and (B) when  financing statements in  appropriate  form are filed in the offices  specified on Schedule
3.19(a) and (ii) in the case of all other  Collateral  described  therein (other than Intellectual Property Collateral), when financing statements in appropriate form are filed in the offices specified on Schedule  3.19(a),  the Guarantee and
Collateral  Agreement  shall  constitute a fully perfected Lien on, and security interest  in, all  right,  title and  interest  of the  Secured  Parties in such
Collateral and proceeds thereof,  as security for the Obligations,  in each case prior and superior to the rights of any other person (except, in the case of all
Collateral  other than  Pledged  Collateral,  with  respect  to Liens  expressly permitted by Section 6.02).

(b) Each  Intellectual  Property  Security  Agreement  is effective to create in favor of the  Administrative  Agent,  for the  ratable  benefit  of the  Secured
Parties,  a legal,  valid,  binding  and  enforceable  security  interest in the
Intellectual  Property Collateral  described therein and proceeds thereof.  When each  Intellectual  Property  Security  Agreement is filed in the United  States
Patent  and   Trademark   Office  and  the  United  States   Copyright   Office,
respectively,  together with financing  statements in appropriate  form filed in the offices specified in Schedule 3.19(a),  such Intellectual  Property Security
Agreement shall constitute a fully perfected Lien on, and security  interest in, all right,  title and interest of the grantors  thereunder  in the  Intellectual
Property  Collateral and proceeds thereof,  as security for the Obligations,  in each case prior and superior in right to any other  person  (except with respect to Liens  expressly  permitted  by  Section  6.02)  (it  being  understood  that subsequent  recordings in the United States Patent and Trademark  Office and the
United States  Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the date hereof).

(c) Each of the Mortgages is effective to create in favor of the  Administrative
Agent, for the ratable benefit of the Secured Parties, a legal,  valid,  binding and  enforceable  Lien on, and security  interest  in, all of the Loan  Parties'
right,  title and  interest  in and to the  Mortgaged  Property  thereunder  and proceeds  thereof,  and when the Mortgages are filed in the offices specified on
Schedule 3.19(c), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right,  title and interest of the grantors thereof
in  such  Mortgaged   Property  and  proceeds  thereof,   as  security  for  the
Obligations,  in each case  prior  and  superior  in right to any  other  person
(except with respect to Liens expressly permitted by Section 6.02).

SECTION 3.20  Location of Real  Property.  Schedule  3.20 lists  completely  and correctly as of the Closing Date all Real  Property and the  addresses  thereof, indicating for each parcel whether it is owned or leased,  including in the case of leased Real  Property,  the landlord  name,  lease date and lease  expiration date. The Loan Parties own in fee or have valid  leasehold  interests in, as the case may be, all the real property set forth on Schedule 3.20.

SECTION  3.21 Labor  Matters.  As of the  Closing  Date,  there are no  strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of the
Borrowers, threatened. The hours worked by and payments made to employees of the
Loan Parties have not been in violation of the Fair Labor  Standards  Act or any other applicable Federal, state, local or foreign law dealing with such matters.
All  payments  due from any of the Loan  Parties,  or for which any claim may be made against any of the Loan  Parties,  on account of wages and employee  health and  welfare  insurance  and other  benefits,  have been  paid or  accrued  as a liability on the books of the Loan Parties to the extent  required by GAAP.  The consummation of the Transactions  will not give rise to any right of termination or  right  of  renegotiation  on the  part of any  union  under  any  collective bargaining agreement to which any of the Loan Parties is bound.

SECTION 3.22 Liens.  There are no Liens of any nature  whatsoever  on any of the properties  or assets of any of the Loan  Parties  (other  than Liens  expressly permitted by Section 6.02).

SECTION  3.23  Intellectual  Property.  Each of the  Loan  Parties  owns,  or is licensed  to use,  all  trademarks,  tradenames,  copyrights,  patents and other intellectual property material to its business,  and the use thereof by the Loan
Parties does not infringe  upon the rights of any other  person,  except for any such infringements that, individually or in the aggregate,  could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.24 Solvency. Immediately after the consummation of the Transactions to occur on the Closing Date and immediately  following the making of each Loan (or other extension of credit  hereunder) and after giving effect to the application of the proceeds of each Loan (or other extension of credit  hereunder),  (a) the fair value of the assets of each Loan Party,  at a fair  valuation,  will exceed its  debts and  liabilities,  subordinated,  contingent  or  otherwise;  (b) the present fair  saleable  value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities,  subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;  (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities  become  absolute and matured;  and (d) no Loan Party will have  unreasonably  small capital with which to conduct the business in which it is engaged as such  business is now  conducted  and is proposed to be  conducted following the Closing Date.

SECTION 3.25  Permits.  Except where any such failure  would not  reasonably  be expected to have a Material Adverse Effect: (a) Each Loan Party has obtained and holds all  Permits  required in respect of all Real  Property  and for any other property  otherwise  operated  by or on behalf of, or for the  benefit  of, such person and for the operation of each of its  businesses  as presently  conducted and as  proposed  to be  conducted,  (b) all such  Permits are in full force and effect,  and each Loan Party has performed and observed all requirements of such
Permits, (c) no event has occurred that allows or results in, or after notice or lapse of time would allow or result in,  revocation or termination by the issuer thereof  or in any other  impairment  of the  rights  of the  holder of any such
Permit, (d) no such Permits contain any restrictions,  either individually or in the  aggregate,  that are  materially  burdensome  to any Loan Party,  or to the operation of any of its  businesses or any property  owned,  leased or otherwise operated by such person,  (e) each Loan Party  reasonably  believes that each of its Permits will be timely renewed and complied with,  without material expense, and that any  additional  Permits  that may be  required  of such Person will be timely  obtained  and  complied  with,  without  material  expense  and  (f) the
Borrowers have no knowledge or reason to believe that any Governmental Authority
is  considering  limiting,  suspending,   revoking  or  renewing  on  materially
burdensome terms any such Permit.

SECTION 3.26 Deposit and  Disbursement  Accounts.  Schedule 3.26 lists all banks and other financial  institutions  at which any Loan Party maintains  deposit or other accounts as of the Closing Date and such Schedule correctly identifies the name,  address and telephone  number of each  depository,  the name in which the account is held, a description  of the purpose of the account,  and the complete account number therefor.

ARTICLE IV.

                        CONDITIONS OF LENDING

The  obligations  of the  Lenders  to  make  Loans,  and  the  agreement  of the
Administrative Agent to assist  Administrative  Borrower in obtaining Letters of
Credit in accordance  with Section 2.23, are subject to the  satisfaction of the following conditions:

SECTION 4.01 All Credit Events.  On the date of each  Borrowing,  including each
Borrowing  of a Swingline  Loan,  and on the date of each  issuance,  amendment, extension  or renewal of a Letter of Credit  (each  such  event  being  called a
"Credit Event"):

(a)  The Administrative  Agent shall have received a notice of such Borrowing as required by Section  2.03 (or such notice  shall have been deemed  given in accordance  with Section 2.03) or, in the case of the issuance,  amendment, extension or renewal of a Letter of Credit, the Administrative  Agent shall have received a notice  requesting  the issuance,  amendment,  extension or renewal of such Letter of Credit as required by Section  2.23(b) or, in the case of the Borrowing of a Swingline  Loan,  the  Swingline  Lender and the
     Administrative Agent shall have received a notice requesting such Swingline
     Loan as required by Section 2.22(b).

(b)  The representations and warranties set forth in each Loan Document shall be true and  correct in all  material  respects  on and as of the date of such
     Credit  Event with the same  effect as though  made on and as of such date, except to the extent such  representations and warranties  expressly relate to an earlier date, in which case such representations and warranties shall be true and  correct in all  material  respects  on and as of such  earlier date.

(c)  The Borrowers and each other Loan Party shall be in compliance with all the terms and  provisions  set forth in each  Loan  Document  on its part to be observed  or  performed,  and,  at the time of and  immediately  after such
     Credit  Event,  no Event of Default or Default  shall have  occurred and be continuing.

Each  Credit   Event  shall  be  deemed  to   constitute  a  joint  and  several
representation  and warranty by each of the Borrowers on the date of such Credit
Event as to the matters  specified  in  paragraphs  (b) and (c) of this  Section
4.01.

SECTION 4.02 First Credit Event. On the Closing Date:

(a)  The Administrative  Agent shall have received,  on behalf of itself and the
     Lenders,  a favorable written opinion of (i) Andrews Kurth LLP, counsel for the Loan  Parties,  and (ii) each  special  and local  counsel  to the Loan
     Parties as the Administrative  Agent may reasonably  request,  in each case
     (A) dated the Closing Date, (B) addressed to the Administrative  Agent, the
     Arranger and the Lenders and (C) covering such matters relating to the Loan
     Documents and the Transactions as the Administrative Agent shall reasonably request and which are customary for  transactions of the type  contemplated herein,  and the Loan Parties  hereby  request such counsel to deliver such opinions.

(b)  The Administrative  Agent shall have received (i) a copy of the certificate or articles of  incorporation or other formation  documents,  including all amendments  thereto,  of each Loan Party,  certified as of a recent date by the Secretary of State of the state of its organization,  and a certificate as to the good  standing of each Loan Party as of a recent date,  from such
     Secretary  of State;  (ii) a  certificate  of the  Secretary  or  Assistant
     Secretary of each Loan Party dated the Closing Date and certifying (A) that attached  thereto is a true and  complete  copy of the by-laws of such Loan
     Party as in effect on the Closing  Date and at all times since a date prior to the date of the  resolutions  described  in clause (B)  below,  (B) that attached thereto is a true and complete copy of resolutions duly adopted by the  Board of  Directors  of such Loan  Party  authorizing  the  execution, delivery and  performance  of the Loan  Documents to which such person is a party, in the case of the Borrowers,  the borrowings hereunder, in the case of each Loan Party, the granting of the Liens contemplated to be granted by it under the Security  Documents  and, in the case of each  Guarantor,  the
     Guaranteeing  of the  Obligations  as  contemplated  by the  Guarantee  and
     Collateral  Agreement,  and that such  resolutions  have not been modified, rescinded  or  amended  and are in full  force  and  effect,  (C)  that the certificate or articles of  incorporation  or other formation  documents of such Loan Party have not been amended since the date of the last  amendment thereto shown on the  certificate  of good standing  furnished  pursuant to clause (i) above and (D) as to the  incumbency  and  specimen  signature of each officer executing any Loan Document or any other document delivered in connection  herewith on behalf of such Loan Party;  (iii) a certificate  of another  officer  as to  the  incumbency  and  specimen  signature  of  the
     Secretary or Assistant Secretary executing the certificate pursuant to (ii)
     above;  and (iv) such other  documents  as the  Administrative  Agent,  the
     Arranger or the Lenders may reasonably request.

(c)  The  Administrative  Agent  shall have  received a  certificate,  dated the
     Closing Date and signed by a Financial Officer of the Borrowers, confirming compliance  with the  conditions  precedent set forth in paragraphs (b) and
     (c) of Section 4.01.

(d)  The Administrative  Agent shall have received (i) this Agreement,  executed and delivered by a duly authorized  officer of each of the Borrowers,  (ii)
     the Guarantee and  Collateral  Agreement,  executed and delivered by a duly authorized  officer  of each of  each  Loan  Party  and  Holdings,  (iii) a
     Mortgage covering each of the Mortgaged Properties,  executed and delivered by a  duly  authorized  officer  of  each  Loan  Party  thereto,  (iv)  the
     Intellectual Property Security Agreements, executed and delivered by a duly authorized  officer of each Loan Party  thereto,  (v) if  requested  by any
     Lender pursuant to Section 2.04, a promissory  note or notes  conforming to the  requirements  of Section  2.04 and  executed  and  delivered by a duly authorized officer of the Borrowers and (vi) a Lender Addendum executed and delivered by each Lender and accepted by the Borrowers.

(e)  The  Administrative  Agent, for the ratable benefit of the Secured Parties, shall  have  been  granted  on the  Closing  Date  perfected  Liens  on the
     Collateral  (subject,  in the case of all  Collateral  other  than  Pledged
     Collateral,  only to Liens  expressly  permitted by Section 6.02) and shall
     have  received  such  other  reports,   documents  and  agreements  as  the
     Administrative  Agent shall  reasonably  request and which are  customarily delivered in connection  with security  interests in real property  assets.
     The Pledged  Collateral  shall have been duly and validly pledged under the
     Guarantee and Collateral  Agreement to the  Administrative  Agent,  for the
     ratable benefit of the Secured Parties, and certificates  representing such
     Pledged Collateral, accompanied by instruments of transfer and stock powers endorsed in blank, shall be in the possession of the Administrative Agent.

(f)  The  Administrative  Agent shall have received a duly  executed  Perfection
     Certificate dated on or prior to the Closing Date. The Administrative Agent shall have  received  the results of a recent Lien and  judgment  search in each  relevant  jurisdiction  with respect to each of the Loan Parties that shall be  Subsidiary  Guarantors  or shall  otherwise  have assets that are included in the Collateral, and such search shall reveal no Liens on any of the assets of each of the Loan Parties  except,  in the case of  Collateral other than Pledged  Collateral,  for Liens  expressly  permitted by Section
     6.02 and except for Liens to be  discharged on or prior to the Closing Date pursuant to  documentation  reasonably  satisfactory to the  Administrative
     Agent.

(g)  The Borrowers  shall have received not less than  $35,000,000 in gross cash proceeds from borrowings under the Term Loan Agreement.

(h)  After  giving  effect  to  the  Transactions  and  the  other  transactions
     contemplated   hereby,   the  Loan  Parties  shall  have   outstanding   no
     Indebtedness  or  preferred  stock  other  than  (i) the  Loans  and  other extensions  of  credit  hereunder,  (ii)  borrowings  under  the Term  Loan
     Agreement  and  (iii) the  Indebtedness  set forth on  Schedule  6.01.  The
     Borrowers  shall have repaid all  amounts  outstanding  under the  Existing
     Credit Facility.  The Administrative Agent shall have received satisfactory evidence that (i) the Existing Credit Facility shall have been  terminated, all amounts  then due and payable or to become due and payable  (other than indemnification obligations not yet having been requested) thereunder shall have been paid in full and all  commitments and  reimbursement  obligations thereunder  shall have been terminated and (ii)  satisfactory  arrangements shall have been made for the termination of all Liens granted in connection therewith,  in each  case  on  terms  and  conditions  satisfactory  to the
     Administrative Agent.

(i)  The Administrative  Agent shall have received (i) the financial  statements described in Section 3.05 and (ii) unaudited combined  preliminary  special purpose  balance  sheets and related  statements  of income,  stockholders'
     equity and cash flows of PALCO and Britt  prepared in accordance  with GAAP
     (except for the  exclusion  of PALCO's  wholly  owned  subsidiaries  Scotia
     Pacific,  Salmon  Creek  and  Scotia  Inn  except  as  losses  in excess of investments  in  subsidiaries  as a component of  stockholder's  equity and consolidating the financial  statements thereof, and inventory presented on a FIFO basis), for March, 2005 and year-to-date through March, 2005.

(j)  The  Administrative  Agent  shall  have  received  projections  of the Loan
     Parties for the years 2005 through 2006 and for the quarters beginning with the second fiscal  quarter of 2005 and through the fourth fiscal quarter of
     2006, in form and substance satisfactory to the Administrative Agent.

(k)  The  Administrative  Agent shall have received a certificate from the chief financial officer of PALCO certifying that each of the Loan Parties,  after giving effect to the Transactions and the other  transactions  contemplated hereby, are solvent.

(l)  All  material  governmental  and third party  consents and  approvals  with respect to the Transactions and the other transactions  contemplated hereby to the extent  required  shall have been obtained,  all  applicable  appeal periods shall have expired and there shall be no litigation,  governmental, administrative or judicial action,  actual or, to the knowledge of any Loan
     Party, threatened,  that could reasonably be expected to restrain,  prevent or impose materially burdensome conditions on the Transactions or the other transactions contemplated hereby.

(m)  The  Administrative  Agent shall have received all  documentation and other information required by bank regulatory  authorities under applicable "know your customer" and anti-money  laundering rules and regulations,  including the U.S.A. Patriot Act.

(n)  The  Administrative  Agent shall have received in respect of each Mortgaged
     Property a mortgagee's  title  insurance  policy (or policies) or marked up unconditional  binder for such  insurance.  Each such policy  shall be in a form and in an amount  satisfactory to the Administrative  Agent and issued by title companies  satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers,  at the option of the Administrative Agent) (in each such case, a "Title Insurance Company").
     The  Administrative  Agent shall have received evidence  satisfactory to it that all premiums in respect of each such policy,  all charges for mortgage recording  tax,  and all  related  expenses,  if any,  have been paid.  The
     Administrative  Agent shall have received a copy of all recorded  documents referred  to, or  listed as  exceptions  to title in,  the title  policy or policies  referred  to above  and a copy of all  other  material  documents affecting the Mortgaged Property.

(o)  If requested by the Administrative  Agent, the  Administrative  Agent shall have received (i) a policy of flood insurance that (A) covers any parcel of improved  Mortgaged  Property  that is  located  in a flood zone and (B) is written in an amount not less than the outstanding  principal amount of the indebtedness  secured by such Mortgage that is reasonably allocable to such
     Mortgaged  Property or the maximum  limit of coverage made  available  with respect  to the  particular  type of  property  under  the  National  Flood
     Insurance Act of 1968, whichever is less.

(p)  The Administrative  Agent shall have received evidence  satisfactory to the
     Administrative   Agent  demonstrating  that  after  giving  effect  to  the
     Transactions, Borrowing Availability shall be at least $14,000,000.

(q)  Borrowers  shall  have  delivered  all  documents  listed on, and taken all actions set forth on and satisfied all other conditions precedent listed in the  Closing  Checklist  attached  hereto  as  Exhibit  I,  all in form and substance,  or in a manner,  satisfactory to the  Administrative  Agent and
     Lenders.

ARTICLE V.

                         AFFIRMATIVE COVENANTS

Each of the Borrowers covenants and agrees with each Lender that so long as this
Agreement shall remain in effect and until the Commitments  have been terminated and the principal of and interest on each Loan,  all Fees and all other expenses or amounts  payable under any Loan Document shall have been paid in full and all
Letters of Credit  have been  canceled or have  expired  and all  amounts  drawn thereunder  have been  reimbursed in full,  each of the Borrowers will, and will cause each of the Loan Parties:

SECTION 5.01 Existence;  Businesses and  Properties.  (a) Do or cause to be done all things  necessary to  preserve,  renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

(b) Do or cause to be done all  things  necessary  to obtain,  preserve,  renew, extend  and  keep in full  force  and  effect  the  rights,  licenses,  permits, franchises,  authorizations,  patents,  copyrights,  trademarks  and trade names material to the conduct of its  business;  maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material  respects  with all  applicable  laws,  rules,  regulations  and decrees  and  orders of any  Governmental  Authority,  whether  now in effect or hereafter enacted;  and at all times maintain and preserve all property material to the conduct of such business and keep such  property in good repair,  working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals,  additions,  improvements and replacements thereto necessary in order that the business  carried on in connection  therewith may be properly conducted at all times.

SECTION 5.02  Insurance.  Maintain the  insurance  required by the Guarantee and
Collateral Agreement.

SECTION 5.03  Obligations  and Taxes.  Pay and  discharge  promptly when due all material taxes,  assessments and governmental  charges or levies imposed upon it or upon its income or profits  or in  respect of its  property,  before the same shall become  delinquent or in default,  as well as all lawful claims for labor, materials and supplies or otherwise  that, if unpaid,  might give rise to a Lien upon such properties or any part thereof;  provided,  however, that such payment and discharge  shall not be required  with respect to any such tax,  assessment, charge,  levy or  claim  so long as the  validity  or  amount  thereof  shall be contested  in good faith by  appropriate  proceedings  and the  Borrowers or the applicable  Subsidiary shall have set aside on its books adequate  reserves with respect  thereto in  accordance  with GAAP and such contest  operates to suspend
collection  of  the  contested   obligation,   tax,  assessment  or  charge  and
enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property.

SECTION 5.04 Financial  Statements,  Reports, etc. Furnish to the Administrative
Agent and each Lender:

(a)  within 90 days after the end of each fiscal  year,  the  balance  sheet and related statements of income,  stockholders'  equity and cash flows showing the  financial  condition of the  Borrowers  on a combined  basis as of the close  of such  fiscal  year  and the  results  of its  operations  and the operations of the Borrowers on a combined basis during such year,  together with  comparative  figures for the immediately  preceding  fiscal year, all audited by an independent public accountant of recognized national standing and  accompanied  by an opinion  of such  accountants  (which  shall not be qualified in any material respect except for a going concern  qualification and as indicated below) to the effect that such financial statements fairly present the financial  condition and results of operations of the Borrowers in accordance with GAAP (except for the exclusion of Scotia Pacific, Salmon
     Creek  and  Scotia  Inn  except as  losses  in  excess  of  investments  in subsidiaries  as a  component  of  stockholder's  equity  unless  otherwise indicated or the context indicates otherwise) consistently applied;

(b)  within 45 days after the end of each of the first three fiscal  quarters of each fiscal  year,  the balance  sheet and  related  statements  of income, stockholders'  equity and cash flows showing the financial condition of the
     Borrowers  on a combined  basis as of the close of such fiscal  quarter and the results of its operations  and the  operations of the Borrowers  during such fiscal  quarter and the then elapsed  portion of the fiscal year,  and commencing  April,  2006,  comparative  figures for the same periods in the immediately  preceding  fiscal  year,  all  certified  by  one  of  PALCO's
     Financial Officers as fairly presenting the financial condition and results of operations of the Borrowers on a combined basis in accordance  with GAAP
     (except for the  exclusion of Scotia  Pacific,  Salmon Creek and Scotia Inn except as losses in excess of investments in subsidiaries as a component of stockholder's  equity and consolidating the financial  statements  thereof, and inventory presented on a FIFO basis) consistently  applied,  subject to normal year-end audit adjustments and the absence of footnotes;

(c)  within 30 days after the end of each fiscal  month of each fiscal  quarter,
     (i) the combined  balance  sheet and related  statements of income and cash flows showing the financial  condition of the Borrowers  during such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial  condition and results of operations of the Borrowers in accordance  with GAAP (except for the  exclusion  of Scotia  Pacific,  Salmon  Creek and Scotia Inn except as losses  in  excess  of  investments  in  subsidiaries  as  a  component  of stockholder's  equity and consolidating the financial  statements  thereof, and inventory presented on a FIFO basis) consistently  applied,  subject to normal year-end audit adjustments and the absence of footnotes and (ii) the
     separate,   internally  prepared  entity-only  balance  sheet  and  related statements of income and cash flows showing the financial condition of each
     Borrower,  and the eliminations  reflected in the  corresponding  financial statements  delivered  pursuant to the preceding clause (i), for such month and the then-elapsed portion of the fiscal year (and,  commencing with such financial  statements for the month of April,  2006, for the  corresponding month and elapsed  portion of the  preceding  fiscal year) all certified by one of its Financial Officers as fairly presenting the financial  condition and results of operations of the Borrowers in accordance  with GAAP (except for the  exclusion of PALCO's  wholly owned  subsidiaries  Scotia  Pacific,
     Salmon  Creek and Scotia Inn except as losses in excess of  investments  in subsidiaries as a component of stockholder's  equity and  consolidating the financial  statements  thereof,  and  inventory  presented on a FIFO basis)
     consistently applied,  subject to normal year-end audit adjustments and the absence of footnotes;

(d)  concurrently with any delivery of financial  statements under paragraph (a)
     or (b) above,  (i) a  certificate  of the  accounting  firm (in the case of paragraph (a)) or Financial  Officer (in the case of paragraph (b)) opining on or certifying such statements and certifying that no Event of Default or
     Default  has  occurred  or,  if such an Event of  Default  or  Default  has occurred,  specifying  the  nature and extent  thereof  and any  corrective
     action  taken  or  proposed  to  be  taken  with  respect   thereto  (which
     certificate,  when  furnished  by an  accounting  firm,  may be  limited to providing  negative  assurances  regarding  financial  covenants related to accounting matters and disclaim  responsibility for legal  interpretations)
     and (ii) a  certificate  executed  by any  officer of PALCO  setting  forth computations in reasonable detail satisfactory to the Administrative  Agent demonstrating  compliance with the covenants contained in Sections 6.10 and
     6.11;

(e)  at least 30 days prior to the end of each fiscal year of PALCO,  a detailed consolidated  budget for the following  fiscal year  (including a projected consolidated  and  consolidating  balance  sheet and related  statements of projected operations and cash flows as of the end of and for such following fiscal  year  and  setting  forth  the  assumptions  used for  purposes  of preparing  such budget)  and,  promptly  when  available,  any  significant revisions of such budget;

(f)  promptly after the same become publicly  available,  copies of all periodic and other reports,  proxy  statements and other materials filed by PALCO or any  Subsidiary  with  the  Securities  and  Exchange  Commission,  or  any
     Governmental  Authority  succeeding  to any or all of the functions of said
     Commission, or with any national securities exchange;

(g)  promptly  after  the  receipt  thereof  by  either  PALCO  or  any  of  the
     Subsidiaries,  a copy of any final "management letter" received by any such person from its certified public accountants and the management's  response thereto (it being  understood  that the term  "management  letter" does not include  communications  from such public accountants to an audit committee that by their terms  expressly state that they may not be provided to third parties);

(h)  promptly, upon the Administrative Agent's request, and in any event no less frequently  than noon New York time on the  fifteenth  (15th)  Business Day after the end of each month (or, if the Borrowing  Availability at any time is less than  $5,000,000,  on the third (3rd) Business Day after the end of each week until the Borrowing  Availability  is at least  $5,000,000 at all times during any calendar month),  each of the following  reports,  each of which shall be prepared by Borrowers as of the last day of the  immediately preceding month (or week, if applicable):  (A) a Borrowing Base Certificate with respect to each Borrower,  accompanied by such  supporting  detail and documentation  as shall be  requested  by the  Administrative  Agent in its reasonable  discretion;  (B) with  respect to each  Borrower,  a summary of
     Inventory  by  location  and type  with a  supporting  perpetual  Inventory
     report,   in  each  case   accompanied  by  such   supporting   detail  and
     documentation  as shall be  requested  by the  Administrative  Agent in its reasonable  discretion;  and (C) with respect to each  Borrower,  a monthly trial  balance  showing  Accounts  outstanding  aged from  invoice  date as follows:  1 to 30 days,  31 to 60 days,  61 to 90 days, 91 days to 120 days
     and  120  days  or  more,   accompanied  by  such  supporting   detail  and
     documentation  as shall be  requested  by the  Administrative  Agent in its reasonable discretion;

(i)  on a weekly basis or at such more frequent  intervals as the Administrative
     Agent may  request  from time to time  (together  with a copy of all or any part of such delivery  requested by any Lender in writing after the Closing
     Date),  collateral  reports with respect to each  Borrower,  including  all additions and  reductions  (cash and non-cash)  with respect to Accounts of each  Borrower,  in each case  accompanied  by such  supporting  detail and documentation  as shall be requested by Agent in its reasonable  discretion each of which shall be prepared by the  applicable  Borrower as of the last day of the immediately  preceding week or the date 2 days prior to the date of any request;

(j)  at the  time  of  delivery  of  each of the  monthly  financial  statements delivered  pursuant to Section 5.04(c):  (A) a  reconciliation  of the most recent  monthly  Borrowing  Base,  general  ledger and month-end  Inventory reports of each  Borrower  to each  Borrower's  general  ledger and monthly financial  statements  delivered pursuant to Section 5.04(c),  in each case accompanied  by such  supporting  detail  and  documentation  as  shall  be requested by the Administrative Agent in its reasonable  discretion;  (B) a reconciliation  of the perpetual  inventory by location to each  Borrower's most recent monthly Borrowing Base Certificate,  general ledger and monthly financial  statements  delivered pursuant to Section 5.04(c),  in each case accompanied  by such  supporting  detail  and  documentation  as  shall  be requested by the Administrative Agent in its reasonable discretion;  (C) an aging of accounts  payable and a  reconciliation  of that accounts  payable aging to each Borrower's  general ledger and monthly  financial  statements delivered  pursuant to Section  5.04(c),  in each case  accompanied by such
     supporting   detail  and   documentation  as  shall  be  requested  by  the
     Administrative Agent in its reasonable discretion; and (D) a reconciliation of the  outstanding  Loans to each  Borrower's  general  ledger and monthly financial  statements  delivered pursuant to Section 5.04(c),  in each case accompanied  by such  supporting  detail  and  documentation  as  shall  be requested by the Administrative Agent in its reasonable discretion;

(k)  from time to time,  if the  Administrative  Agent or any Lender  determines that  obtaining  appraisals  is necessary  in order for the  Administrative
     Agent or such Lender to comply with  applicable  laws or  regulations,  the
     Administrative Agent will, at Borrowers' expense,  obtain appraisal reports
     in  form  and   substance   and  from   appraisers   satisfactory   to  the
     Administrative  Agent stating the then current fair market values of all or any portion of the Real Property owned by Loan Parties.  In addition to the foregoing, at Borrowers' expense, at any time while and so long as an Event of Default shall have occurred and be  continuing,  and in the absence of a
     Default or Event of Default not more than twice during each calendar  year, the Administrative Agent may obtain appraisal reports in form and substance and from appraisers  satisfactory to the  Administrative  Agent stating the then current  market  values of all or any portion of the Real Property and personal property owned by any of the Loan Parties;

(l)  Borrowers,  at their own expense, shall deliver to the Administrative Agent the results of each physical verification,  if any, that any Loan Party may in their  discretion  have made, or caused any other person to have made on their behalf,  of all or any portion of their  Inventory (and, if a Default or an Event of Default has occurred  and is  continuing,  Borrowers  shall, upon the  request of the  Administrative  Agent,  conduct,  and deliver the results of, such physical  verifications  as the  Administrative  Agent may require); and

(m)  promptly,   from  time  to  time,  such  other  information  regarding  the operations,  business affairs and financial  condition of any Loan Party or
     Scotia Pacific,  or compliance with the terms of any Loan Document,  as the
     Administrative Agent or any Lender may reasonably request.

SECTION 5.05 Litigation and Other Notices.  Furnish to the Administrative  Agent
and each Lender prompt written notice of the following:

(a)  any Event of Default or Default,  specifying  the nature and extent thereof and the  corrective  action  (if any)  taken or  proposed  to be taken with respect thereto;

(b)  the filing or commencement  of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding,  whether at law or in equity or by or before  any  arbitrator  or  Governmental  Authority, against any Loan Party or Scotia Pacific that would  reasonably be expected to result in a Material Adverse Effect;

(c)  the occurrence of any ERISA Event described in clause (b) of the definition thereof or any other  ERISA Event  that,  alone or together  with any other
     ERISA Events that have occurred,  would reasonably be expected to result in liability  of any Loan  Party or  Scotia  Pacific  in an  aggregate  amount exceeding $1,000,000; and

(d)  any  development  that has resulted in, or would  reasonably be expected to result in, a Material Adverse Effect.

SECTION 5.06 Information Regarding Collateral. (a) Furnish to the Administrative
Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify  it in the  conduct of its  business or in the ownership of its properties,  (ii) in the location of any Loan Party's chief executive  office,  its  principal  place of  business,  any  office in which it maintains books or records  relating to Collateral  owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new  office or  facility),  (iii) in any Loan  Party's  identity  or corporate structure or (iv) in any Loan Party's Federal Taxpayer  Identification
Number.  Each of the Borrowers  agrees not to effect or permit any change of its corporate or identity or state of organization unless all filings have been made under the UCC or  otherwise  and all other  actions  have  been  taken  that are required  in  order  for the  Administrative  Agent  to  continue  at all  times following such change to have a valid,  legal and perfected security interest in all the Collateral.  The Administrative  Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(b) Deliver to the  Administrative  Agent, each year, at the time of delivery of the annual  financial  statements  with  respect to the  preceding  fiscal  year pursuant to Section 5.04(a),  a certificate of a Financial Officer setting forth the information required pursuant to Section I of the Perfection  Certificate or confirming that there has been no change in such  information  since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section.

SECTION  5.07  Maintaining  Records;   Access  to  Properties  and  Inspections;
Environmental Assessments.  (a) Keep proper books of record and account in which full, true and correct  entries in conformity with GAAP and all  requirements of law are made of all  dealings and  transactions  in relation to its business and activities.  Each of the Borrowers will, and will cause each of the Subsidiaries to, permit any  representatives  designated by the  Administrative  Agent or any
Lender to visit and inspect the financial records and the properties of the Loan
Party at  reasonable  times  and as often as  reasonably  requested  and to make
extracts   from  and  copies  of  such   financial   records,   and  permit  any
representatives  designated by the Administrative Agent or any Lender to discuss the  affairs,  finances  and  condition  of the Loan  Parties  with the officers thereof and independent accountants therefor.

(b) In the event that the  Administrative  Agent or any Lender shall have reason to believe that  Hazardous  Materials have been Released or are threatened to be
Released on or from any Mortgaged  Property or other  facility of any Loan Party or that any such property or facility is not being  operated in compliance  with applicable  Environmental Law, the Administrative Agent may, at its election and after reasonable notice to the  Administrative  Borrower,  retain an independent engineer  or  other  qualified  environmental  consultant  to  evaluate  whether
Hazardous  Materials are present in the soil,  groundwater,  or surface water at such Mortgaged  Property or facility or whether the facilities or properties are being operated and maintained in compliance with applicable  Environmental Laws.
Such  environmental  assessments may include detailed visual  inspections of the
Mortgaged  Property or facility,  including any and all storage  areas,  storage tanks,  drains,  dry wells and leaching  areas,  and the taking of soil samples, surface water samples and groundwater  samples as well as such other  reasonable investigations or analyses as are necessary. The scope of any such environmental assessments  under this paragraph  shall be determined in the sole discretion of the  Administrative  Agent. Each of the Borrowers shall, and shall cause each of the  Subsidiaries  to,  cooperate in the  performance of any such  environmental assessment  and  permit  any  such  engineer  or  consultant  designated  by the
Administrative  Agent to have  full  access  to each  property  or  facility  at reasonable times and after reasonable notice to the  Administrative  Borrower of the  plans  to  conduct  such an  environmental  assessment.  All  environmental assessments conducted pursuant to this paragraph shall be at the Borrowers' sole cost and expense.

SECTION  5.08 Use of  Proceeds.  Use the  proceeds  of the Loans and request the issuance of Letters of Credit only for the purposes set forth in Section 3.13.

SECTION 5.09  Additional  Collateral,  etc.  (a) With respect to any  Collateral acquired after the Closing Date (other than the Settlement  Property) or, in the case of inventory or equipment,  any material Collateral moved after the Closing
Date by any other Loan Party (other than any Collateral  described in paragraphs
(b) or (c) of this Section 5.09) as to which the  Administrative  Agent, for the benefit of the Secured  Parties,  does not have a perfected  security  interest, promptly  (and,  in any  event,  within  10  days  following  the  date  of such acquisition) (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral  Agreement or such other  Security  Documents as
the  Administrative   Agent  deems  necessary  or  advisable  to  grant  to  the
Administrative  Agent,  for the  benefit  of the  Secured  Parties,  a  security interest in such Collateral and (ii) take all actions  necessary or advisable to grant to, or continue on behalf of, the Administrative Agent, for the benefit of the Secured Parties, a perfected security interest in such Collateral, including the filing of UCC financing  statements in such jurisdictions as may be required by the  Guarantee and  Collateral  Agreement or by law or as may be requested by the Administrative Agent.

(b) With  respect  to any fee  interest  in any  Collateral  consisting  of Real
Property  (other  than  the  Settlement  Property)  or  any  material  lease  of
Collateral consisting of Real Property acquired or leased after the Closing Date by the Borrowers or any other Loan Party, promptly (and, in any event, within 10 days  following  the date of such  acquisition)  (i) execute and deliver a first priority  Mortgage in favor of the  Administrative  Agent (subject only to Liens permitted by Section  6.02),  for the benefit of the Secured  Parties,  covering such real property and complying with the provisions  herein and in the Security
Documents,  (ii) provide the Secured  Parties  with title and extended  coverage insurance  in an  amount  at least  equal  to the  purchase  price of such  Real
Property  (or such other  amount as the  Administrative  Agent shall  reasonably
specify),   Surveys,  and  if  applicable,   flood  insurance,   lease  estoppel
certificates,  memoranda or amendments, all in accordance with the standards for deliveries  contemplated  on  the  Closing  Date,  (iii)  if  requested  by  the
Administrative  Agent,  deliver  to  the  Administrative  Agent  legal  opinions relating to the matters  described  above,  which  opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent and (iv) deliver to the Administrative Agent a notice identifying,  and upon the
Administrative  Agent's request,  provide a copy of, the  consultant's  reports, environmental  site assessments or other documents relied upon by any Loan Party to determine that any such real property  included in such  Collateral  does not contain Hazardous  Materials of a form or type or in a quantity or location that could reasonably be expected to result in a material Environmental Liability.

(c) With respect to any Subsidiary created or acquired after the Closing Date by any Loan Party,  promptly  (and,  in any event,  within 10 days  following  such creation  or the  date of such  acquisition)  (i)  execute  and  deliver  to the
Administrative  Agent such amendments to the Guarantee and Collateral  Agreement as the  Administrative  Agent  deems  necessary  or  advisable  to  grant to the
Administrative Agent, for the benefit of the Secured Parties, a valid, perfected first priority  security interest in the Equity Interests in such new Subsidiary that are owned by any Loan Party  (subject  only to Liens  permitted  by Section
6.02),  (ii)  deliver  to the  Administrative  Agent the  certificates,  if any, representing  such Equity  Interests,  together with undated  stock  powers,  in blank,  executed and delivered by a duly authorized  officer of the Borrowers or such  Subsidiary,  as the case may be,  (iii) cause such new  Subsidiary  (A) to become a party to the Guarantee and Collateral Agreement (and provide Guarantees of the Obligations) and the Intellectual Property Security Agreements and (B) to
take such actions necessary or advisable to grant to the  Administrative  Agent, for the benefit of the Secured  Parties,  a perfected  first  priority  security interest in the Collateral  described in the Guarantee and Collateral  Agreement and the  Intellectual  Property  Security  Agreement  with  respect  to such new
Subsidiary,  including the recording of  instruments in the United States Patent and Trademark  Office and the United States  Copyright  Office and the filing of
UCC  financing  statements  in  such  jurisdictions  as may be  required  by the
Guarantee and Collateral Agreement, the Intellectual Property Security Agreement
or by law or as  may be  requested  by the  Administrative  Agent  and  (iv)  if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions  relating to the matters  described  above,  which opinions shall be in
form  and  substance,   and  from  counsel,   reasonably   satisfactory  to  the
Administrative Agent.

SECTION 5.10 Further Assurances.  From time to time duly authorize,  execute and deliver, or cause to be duly authorized, executed and delivered, such additional instruments,  certificates,  financing statements,  agreements or documents, and take all such actions (including filing UCC and other financing statements),  as
the  Administrative   Agent  may  reasonably   request,   for  the  purposes  of
implementing or effectuating the provisions of this Agreement and the other Loan
Documents,   or  of  more  fully  perfecting  or  renewing  the  rights  of  the
Administrative  Agent and the Secured Parties with respect to the Collateral (or with respect to any additions  thereto or  replacements  or proceeds or products thereof or with respect to any other property or assets hereafter acquired by or any of the  Loan  Parties  which  may be  deemed  to be part of the  Collateral)
pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any
Lender of any power,  right,  privilege or remedy  pursuant to this Agreement or the other Loan  Documents  which  requires  any  consent,  approval,  recording, qualification  or  authorization  of any  Governmental  Authority,  each  of the
Borrowers will execute and deliver, or will cause the execution and delivery of, all  applications,  certifications,  instruments  and other documents and papers that the Administrative  Agent or such Lender may be required to obtain from any
Loan Party for such governmental consent, approval, recording,  qualification or authorization.

SECTION 5.11      [Intentionally Omitted].

SECTION 5.12 Cash Management Systems; Bank Accounts.  Borrowers shall, and shall cause each other Loan Party to,  enter into Control  Agreements  with respect to each  deposit  account  maintained  by any Loan Party  (other  than any  payroll account so long as such  payroll  account is a zero  balance  account)  as of or after the Closing Date. Each such deposit account control  agreement shall be in form and substance  satisfactory to the Administrative  Agent.  Borrowers shall, and  shall  cause  any  Subsidiary  to,  provide  prior  written  notice  to the
Administrative  Agent before  directly or indirectly  establishing  any new bank account  and  prior to the  establishment  thereof,  the  Administrative  Agent,
Borrowers or such  Subsidiary  and the bank at which the account is to be opened shall enter into a Control  Agreement  regarding  such bank account  pursuant to which such bank (i)  acknowledges  the security  interest of the  Administrative
Agent in such bank account,  (ii) agrees to comply with instructions  originated by the  Administrative  Agent  directing  disposition  of the  funds in the bank account without further consent from Borrowers,  and (iii) agrees to subordinate and limit any  security  interest the bank may have in the bank account on terms satisfactory to the Administrative Agent.

SECTION 5.13 Landlords'  Agreements,  Mortgagee  Agreements,  Bailee Letters and
Real Estate Purchases.  Upon the request of the Administrative  Agent, each Loan
Party shall use reasonable efforts to obtain a landlord's  agreement,  mortgagee agreement  or bailee  letter,  as  applicable,  from the  lessor of each  leased property  (other than the lessor of the leased  property which the mill owned by
Britt on the Closing  Date is on),  mortgagee  of owned  property or bailee with respect to any  warehouse,  processor  or converter  facility or other  location where Collateral is stored or located, which agreement or letter shall contain a waiver or subordination  of all Liens or claims that the landlord,  mortgagee or bailee may assert against the Collateral at that location,  and shall  otherwise be reasonably  satisfactory in form and substance to the  Administrative  Agent.
With  respect  to such  locations  or  warehouse  space  leased,  owned or where
Collateral  is stored or located as of the Closing Date and  thereafter,  if the
Administrative  Agent has not  received a landlord  or  mortgagee  agreement  or bailee letter as of the Closing Date (or, if later, as of the date such location is acquired,  leased or Collateral stored or located), the Eligible Inventory at that location shall, in the  Administrative  Agent's  discretion,  be subject to such  Reserves  as  may  be  established  by  the  Administrative  Agent  in its reasonable  credit  judgment.  After  the  Closing  Date,  no real  property  or warehouse  space  shall be leased by any Loan  Party and no  Inventory  shall be shipped to a processor or converter  under  arrangements  established  after the
Closing Date (excluding  renewals of existing leases and  arrangements)  without the prior written consent of the  Administrative  Agent (which  consent,  in the
Administrative Agent's discretion,  may be conditioned upon the establishment of
Reserves  acceptable  to the  Administrative  Agent)  or,  unless  and  until  a satisfactory  landlord  agreement or bailee letter, as appropriate,  shall first have been  obtained  with  respect to such  location.  Each Loan Party shall and shall  cause  its  Subsidiaries  to  timely  and  fully  pay and  perform  their obligations  under all leases and other  agreements  with respect to each leased location or public  warehouse  where any  Collateral is or may be located (other than  Collateral  in an aggregate  amount for all such  locations  not to exceed
$100,000 in the aggregate).

ARTICLE VI.

                         NEGATIVE COVENANTS

Each of the  Borrowers  covenants  and agrees with each Lender that,  so long as this  Agreement  shall  remain in effect  and  until the  Commitments  have been terminated  and the  principal  of and  interest on each Loan,  all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been  cancelled  or have  expired and all amounts drawn  thereunder have been reimbursed in full,  neither the Borrowers will, nor will they cause or permit Loan Party to:

SECTION  6.01  Indebtedness.  Incur,  create,  assume  or  permit  to exist  any
Indebtedness, except:

(a)  Indebtedness existing on the date hereof and set forth in Schedule 6.01 and any Permitted Refinancing Indebtedness in respect of any such Indebtedness;

(b)  Indebtedness created hereunder and under the other Loan Documents;

(c)  unsecured  intercompany   Indebtedness  of  the  Borrowers  to  the  extent
     permitted by Section 6.04(f) so long as such Indebtedness is evidenced by a subordinated note in form and substance  satisfactory to the Administrative
     Agent;

(d)  Indebtedness  of any  Loan  Party  incurred  to  finance  the  acquisition, construction  or  improvement  of any  fixed  or  capital  assets,  and any
     Permitted  Refinancing  Indebtedness  in respect of any such  Indebtedness;
     provided that (i) such original Indebtedness is incurred prior to or within
     90 days after such  acquisition or the completion of such  construction  or improvement  and  (ii)  the  aggregate  principal  amount  of  Indebtedness permitted  by this  Section  6.01(d),  when  combined  with  the  aggregate principal  amount of all Capital  Lease  Obligations  incurred  pursuant to
     Section 6.01(e), shall not exceed $2,500,000 at any time outstanding;

(e)  Capital Lease Obligations in an aggregate  principal amount,  when combined with the aggregate  principal amount of all Indebtedness  incurred pursuant to Section 6.01(d), not exceeding $2,500,000 at any time outstanding;

(f)  Indebtedness of the Borrowers under the Term Loan Agreement in an aggregate principal  amount  not  to  exceed  $40,000,000  and  Indebtedness  of  the
     Guarantors  under any  Guarantees  in  respect  thereof  and any  Permitted
     Refinancing Indebtedness in respect of any such Indebtedness;

(g)  Indebtedness   under   performance   bonds  or  with  respect  to  workers'
     compensation  claims,  in each  case  incurred  in the  ordinary  course of business;

(h)  Indebtedness  arising  from  the  honoring  by a bank  or  other  financial institution of a check,  draft or similar  instrument  inadvertently  drawn against  insufficient  funds in the ordinary  course of business;  provided that such Indebtedness is promptly covered by a Loan Party; and

(i)  other  unsecured  Indebtedness  of the Borrowers or the  Subsidiaries in an
     aggregate principal amount not exceeding $500,000 at any time outstanding.

SECTION  6.02 Liens.  Create,  incur,  assume or permit to exist any Lien on any property  or assets  (including  Equity  Interests  or other  securities  of any person,  including any Subsidiary)  now owned or hereafter  acquired by it or on any income or revenues or rights in respect of any thereof, except:

(a)  Liens on property or assets of the Borrowers and the Subsidiaries  existing on the date hereof and set forth in Schedule 6.02; provided that such Liens shall  secure only those  obligations  which they secure on the date hereof and refinancings,  extensions,  renewals and replacements thereof permitted hereunder;

(b)  any Lien created under the Loan Documents;

(c)  Liens for Taxes not yet due or which are being contested in compliance with
     Section 5.03;

(d)  carriers',   warehousemen's,    mechanics',   materialmen's,   repairmen's,
     lumberman's or other like Liens arising in the ordinary  course of business and  securing  obligations  that are not due and payable or which are being contested in compliance with Section 5.03;

(e)  pledges and deposits made in the ordinary  course of business in compliance with  workmen's  compensation,  unemployment  insurance  and  other  social security laws or regulations;

(f)  deposits  in an amount not to exceed  $500,000 in  aggregate  to secure the performance of bids, trade contracts (other than for Indebtedness),  leases
     (other than Capital Lease Obligations),  statutory obligations,  surety and appeal  bonds,  performance  bonds and other  obligations  of a like nature incurred in the ordinary course of business;

(g)  zoning restrictions, easements, rights-of-way,  restrictions on use of real property and other similar encumbrances  incurred in the ordinary course of business which, in the aggregate,  are not substantial in amount and do not materially  detract  from the  value of the  property  subject  thereto  or interfere  with the  ordinary  conduct of the business of any Loan Party or the ability of any Loan Party to utilize  such  property  for its  intended purpose;

(h)  purchase money security interests in real property, improvements thereto or other  fixed or  capital  assets  hereafter  acquired  (or,  in the case of improvements,  constructed)  by the Borrowers or any  Subsidiary;  provided that (i) such security interests secure  Indebtedness  permitted by Section
     6.01,  (ii) such  security  interests are  incurred,  and the  Indebtedness secured  thereby is  created,  within 90 days after  such  acquisition  (or construction)  and (iii) such security  interests do not apply to any other property or assets of any Loan Party;

(i)  judgment  Liens  securing  judgments not  constituting  an Event of Default under Article VII;

(j)  any interest or title of a lessor or sublessor under any lease entered into by a Loan Party in the ordinary  course of business  and covering  only the assets so leased;

(k)  Liens  securing  the  Indebtedness  of the  Borrowers  under  the Term Loan
     Agreement  and   Indebtedness  of  the  Subsidiary   Guarantors  under  any
     Guarantees  in  respect  of  the  Term  Loan  Agreement  as  long  as  such
     Indebtedness are permitted under Section 6.01(f);

(l)  Liens  on cash  deposits  and  other  funds  maintained  with a  depositary institution,  in each case  arising in the  ordinary  course of business by virtue of any statutory or common law provision relating to banker's liens;
     provided that (i) the  applicable  deposit  account is not a dedicated cash collateral account and is not subject to restrictions against access by any
     Loan Party in excess of those set forth in  regulations  promulgated by the
     Board and (ii) the applicable  deposit  account is not intended by any Loan
     Party to  provide  collateral  or  security  to the  applicable  depositary institution or any other person;

(m)  Liens on cash or deposit  accounts to secure letters of credit  incurred in connection with the Existing Credit Facility; and

(n)  Liens  reflected on any mortgagee  policy of title  insurance  issued on or prior to the Closing Date in favor of  Administrative  Agent or the Lenders in connection with the Mortgages.

SECTION  6.03 Sale and  Lease-Back  Transactions.  Enter  into any  arrangement, directly or  indirectly,  with any person  whereby it shall sell or transfer any property, real or personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for  substantially the same purpose or purposes as the property being sold or  transferred  unless (a) the sale of such property is  permitted  by Section 6.05 and (b) any Capital  Lease  Obligations  or Liens
arising  in  connection  therewith  are  permitted  by  Sections  6.01 and 6.02, respectively.

SECTION 6.04  Investments,  Loans and  Advances.  Purchase,  hold or acquire any
Equity  Interests,  evidences of  indebtedness  or other  securities of, make or permit to exist any loans or  advances or capital  contributions  to, or make or permit to exist any  investment or any other  interest in, any other person (all of the foregoing, "Investments"), except:

(a)  Permitted Investments;

(b)  Investments  received in connection  with the bankruptcy or  reorganization of, or settlement of delinquent  accounts and disputes with,  customers and suppliers, in each case in the ordinary course of business;

(c)  the Loan  Parties  may make loans and  advances in the  ordinary  course of business to their respective  employees so long as the aggregate  principal amount thereof at any time  outstanding  (determined  without regard to any write-downs  or  write-offs  of such loans and  advances)  shall not exceed
     $200,000;

(d)  Investments existing on the date hereof and set forth on Schedule 6.04;

(e)  extensions of trade credit in the ordinary course of business;

(f)  Investments by a Borrower in another  Borrower  pursuant to cash management procedures consistent with those in existence on the Closing Date;

(g)  Investments after the Closing Date in Scotia Pacific in an aggregate amount not to exceed $5,000,000; and

(h)  in addition to  Investments  permitted by paragraphs (a) through (g) above, additional  Investments by the Loan Parties so long as the aggregate amount invested,  loaned or advanced  pursuant to this  paragraph (f)  (determined without regard to any write-downs or write-offs of such investments,  loans and advances) does not exceed $500,000 in the aggregate.

SECTION 6.05  Mergers,  Consolidations,  Sales of Assets and  Acquisitions.  (a)
Merge into or consolidate  with any other person,  or permit any other person to merge into or consolidate with it, or liquidate or dissolve,  or sell, transfer, lease,  issue or  otherwise  dispose  of (in one  transaction  or in a series of transactions)  all or  substantially  all  the  assets  (whether  now  owned  or hereafter  acquired)  of any Loan  Party or any of the Equity  Interests  of any
Subsidiary,  or purchase,  lease or otherwise  acquire (in one  transaction or a series of  transactions)  all or any substantial part of the assets of any other person,  except for (i) the purchase and sale by the Borrowers or any Subsidiary of inventory in the  ordinary  course of business,  (ii) the sale or discount by the  Borrowers  or any  Subsidiary  in each  case  without  recourse  and in the ordinary  course of  business  of  overdue  accounts  receivable  arising in the ordinary  course of business,  but only in  connection  with the  compromise  or collection  thereof consistent with customary industry practice (and not as part of any bulk sale or financing transaction), and (iii) if at the time thereof and immediately  after giving  effect  thereto no Event of Default or Default  shall have occurred and be continuing,  (x) the merger or  consolidation of any wholly owned Subsidiary into or with a Borrower in a transaction in which a Borrower is the surviving  corporation,  (y) the merger or consolidation of any wholly owned
Subsidiary  into or with any other wholly owned  Subsidiary in a transaction  in which the surviving entity is a wholly owned Subsidiary and no person other than a Borrower or a wholly owned Subsidiary receives any consideration.

(b) Engage in any Asset  Sale  (other  than the  transaction  described  in that certain Letter of Intent,  dated November 24, 2004, between K.D. Investments LLC and  PALCO)  unless (i) such  Asset  Sale is for cash  consideration,  (ii) such consideration  is at least  equal to the fair market  value of the assets  being sold,  transferred,  leased or disposed  of and (iii) no Event of Default  shall exist at such time.

SECTION 6.06 Restricted Payments;  Restrictive Agreements.  (a) Declare or make, or agree to declare or make, directly or indirectly,  any Restricted Payment, or incur any obligation (contingent or otherwise) to do so; provided, however, that
(i) any  Subsidiary  may declare and pay  dividends or make other  distributions ratably  to its equity  holders,  (ii) so long as no Event of Default or Default shall have occurred and be continuing or would result  therefrom,  PALCO may, or may make  distributions to Holdings so that Holdings may,  repurchase its Equity
Interests  owned by  employees of Holdings,  PALCO or the  Subsidiaries  or make payments to employees of Holdings, PALCO or the Subsidiaries upon termination of employment in connection with the exercise of stock options,  stock appreciation rights or similar  equity  incentives  or equity  based  incentives  pursuant to management incentive plans or in connection with the death or disability of such employees  in an  aggregate  amount  not to exceed for all of this  clause  (ii)
$250,000 in any fiscal year, (iii) the Borrowers may make Restricted Payments to
Holdings  (x) in amount not to exceed  $25,000 in any fiscal  year to the extent necessary to pay general corporate and overhead expenses incurred by Holdings in the ordinary  course of business  and (y) in an amount  necessary to pay the Tax liabilities of Holdings directly attributable to (or arising as a result of) the operations of the Borrowers and the  Subsidiaries;  provided that (A) the amount of such dividends  pursuant to clause  (iii)(y) shall not exceed the amount that the  Borrowers  and the  Subsidiaries  would be  required  to pay in  respect of
Federal,  State and local Taxes were the Borrowers and the  Subsidiaries  to pay such Taxes as  stand-alone  taxpayers  and (B) all  Restricted  Payments made to
Holdings  pursuant to clause  (iii)  shall be used by  Holdings  for the purpose specified  herein  within 20 days of the  receipt  thereof  and (iv)  consummate transactions  pursuant to the agreements listed on Schedule 6.07 (other than the declaration of payment of a dividend or similar  payment)  consistent  with past practices.

(b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits,  restricts or imposes any condition  upon (i) the ability of Holdings or any Loan Party to  create,  incur or permit to exist any Lien upon any of its property or assets  intended to serve as Collateral,  or (ii) the ability of any
Subsidiary  to pay dividends or other  distributions  with respect to any of its
Equity  Interests  or to make or repay loans or advances to any Loan Party or to
Guarantee  Indebtedness of any Loan Party; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document,
(B) the  foregoing  shall not apply to  customary  restrictions  and  conditions contained in agreements  relating to the sale of a Subsidiary pending such sale, provided such  restrictions  and conditions apply only to the Subsidiary that is to be sold and such sale is permitted  hereunder,  (C) the  foregoing  shall not apply to  restrictions  and conditions  imposed on any Subsidiary  that is not a
Loan Party (D) clause (i) of the foregoing  shall not apply to  restrictions  or conditions imposed by any agreement relating to secured  Indebtedness  permitted by this Agreement if such  restrictions or conditions apply only to the property or assets securing such Indebtedness,  (E) clause (i) of the foregoing shall not apply to restrictions  or conditions  imposed by the Term Loan Agreement and (F)
clause (i) of the  foregoing  shall not apply to customary  provisions in leases and other contracts restricting the assignment thereof.

SECTION  6.07  Transactions  with  Affiliates.  Sell or transfer any property or assets to, or purchase or acquire any  property  or assets  from,  or  otherwise engage in any other  transactions  with, any of its Affiliates,  except that (a)
any Loan Party may engage in any of the foregoing  transactions  in the ordinary course of business at prices and on terms and  conditions  not less favorable to the any Loan  Party  than  could  be  obtained  on an  arm's-length  basis  from unrelated  third  parties,  (b)  Restricted  Payments  may be made to the extent provided in Section  6.06 and (c) the  transactions  pursuant to the  agreements described on Schedule 6.07 may be consummated consistent with past practices.

SECTION 6.08 Business of the Borrowers and  Subsidiaries;  Limitation on Hedging
Agreements.  (a) With  respect  to the Loan  Parties,  engage at any time in any business or business activity other than the business  conducted by it as of the date hereof and business activities reasonably incidental thereto.

(b) Enter  into any  Hedging  Agreement  other  than (a) any such  agreement  or arrangement  entered into in the ordinary course of business and consistent with prudent  business  practice to hedge or mitigate risks to which the Borrowers or any  Subsidiary  is exposed in the conduct of its business or the  management of its  liabilities  or (b)  any  such  agreement  entered  into to  hedge  against fluctuations  in interest rates or currency  incurred in the ordinary  course of business and consistent with prudent  business  practice;  provided that in each case such  agreements  or  arrangements  shall not have  been  entered  into for speculation purposes.

SECTION  6.09  Other  Indebtedness  and  Agreements.   (a)  Permit  any  waiver,
supplement,  modification or amendment, termination or release of any indenture, instrument or agreement pursuant to which any Material  Indebtedness of any Loan
Party (other than Material  Indebtedness pursuant to the Term Loan Agreement) is outstanding if the effect of such waiver, supplement, modification or amendment, termination or release would materially  increase the obligations of the obligor or confer  additional  material  rights on the holder of such  Indebtedness in a manner adverse to such Loan Party or the Lenders.

(b) (i) Make  any  distribution,  whether  in cash,  property,  securities  or a combination  thereof,  other than regular  scheduled  payments of principal  and
interest  as  and  when  due  (to  the  extent  not   prohibited  by  applicable
subordination provisions),  in respect of, or pay, or offer or commit to pay, or directly or  indirectly  redeem,  repurchase,  retire or  otherwise  acquire for
consideration,   or  set  apart  any  sum  for  the  aforesaid   purposes,   any
Indebtedness,  except (A) the payment of the Indebtedness  created  hereunder or under the Term Loan Agreement,  (B)  refinancings  of Indebtedness  permitted by
Section  6.01,  (C) the payment of secured  Indebtedness  that  becomes due as a result of the voluntary sale or transfer of the property or assets securing such
Indebtedness  and (D) payments after the Closing Date in an aggregate amount not to  exceed  $300,000,  or  (ii)  pay  in  cash  any  amount  in  respect  of any
Indebtedness or preferred  Equity  Interests that may at the obligor's option be paid in kind or in other securities.

SECTION  6.10  Capital  Expenditures.  Permit  the  aggregate  amount of Capital
Expenditures  made by the Borrowers and the Subsidiaries in any period set forth below to exceed the amount set forth below for such period:

                       Period                                   Amount
                       ------                                   ------
                  Fiscal Year 2005                            $8,000,000
                  Fiscal Year 2006                            $4,000,000
                  Fiscal Year 2007                            $4,000,000
                  Fiscal Year 2008                            $4,000,000
                  Fiscal Year 2009                            $4,000,000
                  Fiscal Year 2010                            $4,000,000

SECTION 6.11 Minimum  Combined  EBITDA.  If Borrowing  Availability is less than
$7,500,000  at any time during any fiscal month of the Borrower set forth below, permit the Combined EBITDA for the 12-month period (unless  otherwise  indicated
below) then ended at the end of any such fiscal month (or at the end of the then preceding  fiscal  month)  set forth  below to be less than the amount set forth opposite such fiscal month set forth below:

             Fiscal Month Ending                                Amount
            -------------------                                 ------
        Four month period ending                             ($15,623,000)
        April 30, 2005

        Five month period ending                             ($19,557,000)
        May 31, 2005

        Six month period ending                              ($22,651,000)
        June 30, 2005

        Seven month period ending                            ($22,832,000)
        July 31, 2005

        Eighth month period ending  August 31, 2005          ($23,735,000)
        Nine month period ending    September 30, 2005       ($24,250,000)
        Ten month period ending     October 31, 2005         ($25,346,000)
        Eleven month period ending  November 30, 2005        ($23,863,000)
        December 31, 2005                                    ($21,550,000)
        January 30, 2006                                     ($16,129,000)
        February 28, 2006                                    ($12,059,000)
        March 31, 2006                                       ($12,809,000)
        April 30, 2006                                        ($9,450,000)
        May 31, 2006                                          ($6,754,000)
        June 30, 2006                                         ($4,417,000)
        July 30, 2006                                         ($4,333,000)
        August 31, 2006                                       ($3,711,000)
        September 30, 2006                                    ($2,276,000)
        October 31, 2006                                      ($1,292,000)
        November 30, 2006                                     ($1,510,000)
        December 31, 2006                                     ($1,896,000)
        December 31, 2007                                      $9,700,000
        December 31, 2008                                      $15,200,000
        December 31, 2009                                      $16,000,000
        December 31, 2010                                      $16,000,000

     The parties agree that the minimum  Combined  EBITDA  covenant set forth in this Section 6.11 for the 12-month  period ended at the end of each of the first eleven fiscal months for each of fiscal years 2007, 2008, 2009 and 2010 shall be as  set  forth  in a  written  notice  from  the  Administrative  Agent  to  the
Administrative  Borrower following  consultation with the Borrowers with respect thereto within 60 days of the Closing Date; provided,  however,  that failure to give such written  notice  shall not  otherwise  change the covenant  levels set forth in this Section 6.11.

SECTION  6.12 Fiscal  Year.  With  respect to any Loan Party,  change its fiscal year-end to a date other than December 31.

ARTICLE VII.

                           EVENTS OF DEFAULT

In case of the happening of any of the following events ("Events of Default"):

(a) any  representation or warranty made or deemed made in or in connection with any Loan Document or the Borrowings or issuances of Letters of Credit hereunder, or any  representation,  warranty,  statement  or  information  contained in any report,  certificate,  financial  statement  or other  instrument  furnished  in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

(b)  default  shall be made in the payment of any  principal  of any Loan or the reimbursement  with respect to any L/C  Disbursement  when and as the same shall become due and  payable,  whether at the due date thereof or at a date fixed for prepayment  thereof  or by  acceleration  thereof  in  accordance  with the Loan
Documents;

(c)  default  shall be made in the  payment of any  interest  on any Loan or L/C
Disbursement or any Fee or any other amount (other than an amount referred to in
(b) above) due under any Loan  Document,  when and as the same shall  become due and payable,  and such default shall  continue  unremedied for a period of three
Business Days;

(d) default shall be made in the due observance or performance by any Loan Party of any  covenant,  condition or agreement  contained  in Section  5.01(a),  5.02
(other than a default which arises as a result of the downgrade in the rating of an insurance carrier), 5.05 or 5.08 or in Article VI;

(e) default shall be made in the due observance or performance by any Loan Party of any covenant,  condition or agreement contained in Section 5.04(c),  5.04(h),
5.04(i) or 5.04(j) and such default shall continue  unremedied for a period of 5 days;

(f) default shall be made in the due observance or performance by any Loan Party or  Holdings of any  covenant,  condition  or  agreement  contained  in any Loan
Document  (other than those specified in clauses (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days;

(g) any Loan Party shall (i) fail to pay any  principal or interest,  regardless of amount,  due in respect of any  Material  Indebtedness,  when and as the same shall become due and payable,  or (ii) any other event or condition  occurs that results  in any  Material  Indebtedness  becoming  due  prior  to its  scheduled maturity or that enables or permits  (with or without the giving of notice,  the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their  behalf to cause any Material  Indebtedness  to become due, or to require the prepayment,  repurchase,  redemption or defeasance thereof,  prior to its scheduled maturity;  provided that this clause (ii) shall not apply to secured  Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(h) an  involuntary  proceeding  shall be commenced or an  involuntary  petition shall be filed  in a court of  competent  jurisdiction  seeking  (i)  relief  in respect of any Loan Party (other than Salmon Creek), or of a substantial part of the property or assets of any Loan Party (other than Salmon Creek),  under Title
11 of the United States Code, as now  constituted or hereafter  amended,  or any other Federal, state or foreign bankruptcy, insolvency,  receivership or similar law,  (ii) the  appointment  of a receiver,  trustee,  custodian,  sequestrator, conservator or similar  official for any Loan Party (other than Salmon  Creek)or for a  substantial  part of the property or assets of any Loan Party (other than
Salmon  Creek)or  (iii) the  winding-up or  liquidation of any Loan Party (other than Salmon Creek);  and such proceeding or petition shall continue  undismissed for 60 days or an order or decree  approving  or ordering  any of the  foregoing shall be entered;

(i) any Loan Party (other than Salmon  Creek)shall (i) voluntarily  commence any proceeding  or file any  petition  seeking  relief  under Title 11 of the United
States Code, as now  constituted  or hereafter  amended,  or any other  Federal, state or foreign  bankruptcy,  insolvency,  receivership  or similar  law,  (ii)
consent to the  institution  of, or fail to contest in a timely and  appropriate manner,  any  proceeding  or the filing of any petition  described in (g) above,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator,  conservator  or similar  official  for any Loan Party (other than
Salmon  Creek)or  for a  substantial  part of the property or assets of any Loan
Party  (other than Salmon  Creek),  (iv) file an answer  admitting  the material allegations  of a petition filed against it in any such  proceeding,  (v) make a general assignment for the benefit of creditors or (vi) become unable,  admit in writing its inability or fail generally to pay its debts as they become due;

(j) one or more  judgments  for the payment of money in an  aggregate  amount in excess of $5,000,000 or other judgments that,  individually or in the aggregate, would  reasonably  be expected to result in a Material  Adverse  Effect shall be rendered  against any Loan Party or any  combination  thereof and the same shall remain  undischarged  for a period of 30 consecutive days during which execution shall not be  effectively  stayed,  or any action  shall be  legally  taken by a judgment creditor to levy upon assets or properties of any Loan Party to enforce any such judgment;

(k) an ERISA Event described in clause (b) of the definition  thereof shall have occurred or any other ERISA Event shall have occurred that,  when taken together with all other such ERISA  Events,  would  reasonably  be  expected to result in liability of any Loan Party and their ERISA  Affiliates  in an aggregate  amount exceeding $5,000,000;

(l) any Guarantee  under the Guarantee and  Collateral  Agreement for any reason shall cease to be in full force and effect  (other than in  accordance  with its terms),  or any Guarantor shall deny that it has any further liability under its
Guarantee  (other  than  as a  result  of the  discharge  of such  Guarantor  in accordance with the terms of the Loan Documents);

(m) any Lien purported to be created under any Security  Document shall cease to be,  or shall be  asserted  by any Loan  Party or  Holdings  not to be, a valid, perfected and, with respect to the Secured  Parties,  first priority  (except as otherwise  expressly  provided in this Agreement or such Security Document) Lien on any material  Collateral covered thereby,  except to the extent that any such loss of  perfection or priority  results from the failure of the  Administrative
Agent to maintain  possession  of  certificates  representing  Equity  Interests pledged under the Guarantee and Collateral Agreement; or

(n) there shall have occurred a Change in Control;
then,  and in every such  event  (other  than an event with  respect to any Loan
Party  described  in  paragraph  (h) or (i) above),  and at any time  thereafter during the continuance of such event either or both of the following actions may be taken: (i) the  Administrative  Agent may, and at the request of the Required
Lenders  with  respect to the Facility  shall,  by notice to the  Administrative
Borrower, terminate forthwith the Revolving Credit Commitments and the Swingline
Commitment  and (ii) the  Administrative  Agent may,  and at the  request of the
Required Lenders shall, by notice to the  Administrative  Borrower,  declare the
Loans then  outstanding  to be  forthwith  due and  payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with  accrued  interest  thereon  and any  unpaid  accrued  Fees  and all  other liabilities  of the  Borrowers  accrued  hereunder  and  under  any  other  Loan
Document, shall become forthwith due and payable,  without presentment,  demand, protest  or any  other  notice of any kind,  all of which are  hereby  expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary  notwithstanding,  and the  Administrative  Agent shall have the right to take all or any  actions  and  exercise  any  remedies  available  to a secured party under the Security  Documents or applicable law or in equity;  and in any event with respect to any Loan Party  described  in paragraph  (h) or (i)
above,  the Revolving  Credit  Commitments  and the Swingline  Commitment  shall automatically  terminate  and  the  principal  of the  Loans  then  outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities  of the  Borrowers  accrued  hereunder  and  under  any  other  Loan
Document,  shall  automatically  become due and  payable,  without  presentment, demand,  protest  or any  other  notice of any  kind,  all of which  are  hereby expressly  waived by the Borrowers,  anything  contained  herein or in any other
Loan  Document to the contrary  notwithstanding,  and the  Administrative  Agent shall  have the  right to take all or any  actions  and  exercise  any  remedies available to a secured party under the Security  Documents or applicable  law or in equity.

ARTICLE VIII.

              THE ADMINISTRATIVE AGENT AND THE ARRANGER

Each of the Lenders hereby  irrevocably  appoints the  Administrative  Agent its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative  Agent by the terms of the Loan  Documents,  together  with  such  actions  and  powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the  Administrative  Agent is hereby  expressly  authorized  by the  Lenders  to execute any and all documents  (including  releases and the Security  Documents)
with  respect to the  Collateral  and the  rights of the  Secured  Parties  with respect  thereto,  as  contemplated  by and in accordance with the provisions of this Agreement and the Security Documents.

The Administrative  Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other  Lender and may exercise the same as though it were not the  Administrative  Agent, and such bank and its Affiliates may accept deposits from,  lend money to and generally  engage in any kind of business with
Holdings,  the Borrowers or any Subsidiary or any of their respective Affiliates as if it were not the Administrative Agent hereunder.

The  Administrative  Agent shall not have any duties or obligations except those expressly set forth in the Loan  Documents.  Without  limiting the generality of the  foregoing,  (a)  the  Administrative  Agent  shall  not be  subject  to any fiduciary or other implied duties,  regardless of whether a Default has occurred and is continuing,  (b) the Administrative Agent shall not have any duty to take
any  discretionary   action  or  exercise  any  discretionary   powers,   except
discretionary   rights  and  powers  expressly   contemplated  hereby  that  the
Administrative  Agent is required to exercise in writing by the Required Lenders
(or such other number or percentage  of the Lenders as shall be necessary  under the  circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose,  nor shall it be liable for the failure to disclose,  any  information relating  to  Holdings,  the  Borrowers  or  any  of the  Subsidiaries  that  is communicated to or obtained by the bank serving as the  Administrative  Agent or any of its  Affiliates in any capacity.  The  Administrative  Agent shall not be liable  for any  action  taken or not  taken by it with  the  consent  or at the request of the  Required  Lenders  (or such other  number or  percentage  of the
Lenders as shall be  necessary  under the  circumstances  as provided in Section
9.08) or in the absence of its own gross negligence or willful  misconduct.  The
Administrative Agent shall not be deemed to have knowledge of any Default unless and  until  written  notice  thereof  is  given to the  Administrative  Agent by
Holdings,  the Borrowers or a Lender, and the Administrative  Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii)
the contents of any certificate,  report or other document delivered  thereunder or in connection  therewith,  (iii) the  performance or observance of any of the covenants,  agreements  or  other  terms  or  conditions  set  forth in any Loan
Document, (iv) the validity, enforceability, effectiveness or genuineness of any
Loan  Document  or any  other  agreement,  instrument  or  document,  or (v) the satisfaction  of any  condition set forth in Article IV or elsewhere in any Loan
Document,  other  than to  confirm  receipt of items  expressly  required  to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any
liability  for  relying  upon,  any  notice,  request,   certificate,   consent,
statement,  instrument,  document or other writing  believed by it to be genuine and to have been signed or sent by the proper person. The  Administrative  Agent may also rely upon any statement  made to it orally or by telephone and believed by it to have been made by the proper person,  and shall not incur any liability for relying  thereon.  The  Administrative  Agent may consult with legal counsel
(who may be counsel for Holdings or the Borrowers),  independent accountants and other  experts  selected by it, and shall not be liable for any action  taken or not taken by it in accordance  with the advice of any such counsel,  accountants or experts.

The  Administrative  Agent may perform any and all its duties and  exercise  its rights and powers by or through any one or more sub-agents  appointed by it. The
Administrative  Agent and any such  sub-agent may perform any and all its duties and  exercise  its  rights and powers by or  through  their  respective  Related
Parties.  The exculpatory  provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related  Parties of the  Administrative  Agent and
any such sub-agent, and shall apply to their respective activities in connection with the  syndication  of the credit  facilities  provided for herein as well as activities as the Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notifying the
Lenders  and the  Borrowers.  Upon any such  resignation  of the  Administrative
Agent,  the Required  Lenders  shall have the right,  in  consultation  with the
Borrowers,  to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment  within 30 days after the retiring  Administrative  Agent gives notice of its resignation,  then the  retiring  Administrative  Agent may,  on behalf of the  Lenders,  appoint a successor Administrative Agent which shall be a bank with an office in New York,
New  York,  or an  Affiliate  of any  such  bank.  Upon  the  acceptance  of its appointment as  Administrative  Agent  hereunder by a successor,  such successor shall succeed to and become vested with all the rights,  powers,  privileges and duties of the retiring  Administrative  Agent,  and the retiring  Administrative
Agent shall be discharged  from its duties and obligations  hereunder.  The fees payable by the Borrowers to a successor  Administrative  Agent shall be the same as  those  payable  to its  predecessor  unless  otherwise  agreed  between  the
Borrowers  and such  successor.  After  an  Administrative  Agent's  resignation hereunder,  the  provisions  of this Article and Section 9.05 shall  continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their  respective  Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as the Administrative Agent.

The Arranger, in its capacity as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement or any other Loan Document.

Each Lender  acknowledges  that it has,  independently and without reliance upon the  Administrative  Agent,  the  Arranger,  or any  Lender  and  based  on such documents  and  information  as it has deemed  appropriate,  made its own credit
analysis  and  decision  to  enter  into  this   Agreement.   Each  Lender  also
acknowledges  that  it  will,   independently  and  without  reliance  upon  the
Administrative  Agent,  the Arranger,  or any Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own  decisions  in  taking or not  taking  action  under or based  upon this
Agreement  or any other Loan  Document,  any related  agreement  or any document furnished hereunder or thereunder.

To the extent  required by any  applicable  law,  the  Administrative  Agent may withhold  from any interest  payment to any Lender an amount  equivalent  to any applicable  withholding  tax.  If the  Internal  Revenue  Service  or any  other
Governmental  Authority  asserts a claim that the  Administrative  Agent did not properly  withhold  tax from  amounts  paid to or for the  account of any Lender because the appropriate  form was not delivered or was not properly  executed or because  such Lender  failed to notify the  Administrative  Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding tax
ineffective  or  for  any  other  reason,   such  Lender  shall   indemnify  the
Administrative Agent fully for all amounts paid, directly or indirectly,  by the
Administrative  Agent as tax or  otherwise,  including any penalties or interest and together with all expenses  (including  legal expenses,  allocated  internal costs and out-of-pocket expenses) incurred.

ARTICLE IX.

                             MISCELLANEOUS

SECTION 9.01 Notices. Notices and other communications provided for herein shall be in writing  and shall be  delivered  by hand or  overnight  courier  service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to the Administrative Borrower, to

                           The Pacific Lumber Company
                           125 Main Street
                           P.O. Box 37
                           Scotia, CA  95565
                           Attention:  Gary L. Clark
                           Fax No. (707) 764 4269

(b) if to the Administrative Agent, to

                            The CIT Group/Business Credit, Inc.
                            1211 Avenue of the Americas
                            22nd Floor
                            New York, New York 10036
                            Attention:  The Pacific Lumber Client Credit Manager
                            Telecopy No.: (212) 536-1295

(c)  if to a  Lender,  to it at its  address  (or fax  number)  set forth in the
     Lender  Addendum or the Assignment  and  Acceptance  pursuant to which such
     Lender shall have become a party hereto.

All notices and other  communications  given to any party  hereto in  accordance with the provisions of this Agreement  shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered,  sent or mailed (properly  addressed) to such party  as  provided  in this  Section  9.01 or in  accordance  with  the  latest unrevoked direction from such party given in accordance with this Section 9.01.

SECTION 9.02 Survival of Agreement. All covenants,  agreements,  representations and warranties made herein and in the certificates or other instruments prepared or delivered in connection  with or pursuant to this Agreement or any other Loan
Document  shall be  considered to have been relied upon by the Lenders and shall survive  the making by the  Lenders of the Loans and the  issuance of Letters of
Credit by the Issuing Bank,  regardless of any investigation made by the Lenders or on their behalf,  and shall  continue in full force and effect as long as the principal of or any accrued  interest on any Loan or any Fee or any other amount payable  under this  Agreement  or any other Loan  Document is  outstanding  and unpaid or any  Letter of Credit is  outstanding  and so long as the  Commitments have not been  terminated.  The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby,  the repayment of any of the Loans,  the expiration of the  Commitments, the expiration of any Letter of Credit,  the invalidity or  unenforceability  of any term or  provision  of this  Agreement  or any other  Loan  Document  or any investigation  made by or on behalf of the  Administrative  Agent, the Arranger, any Lender or the Issuing Bank.

SECTION 9.03 Binding Effect. This Agreement shall become effective when it shall have been  executed  by each of the parties  hereto and when the  Administrative
Agent shall have received  counterparts hereof which, when taken together,  bear the signatures of each of the other parties hereto.

SECTION 9.04  Successors and Assigns.  (a) Whenever in this Agreement any of the parties  hereto is referred  to, such  reference  shall be deemed to include the permitted successors and assigns of such party; and all covenants,  promises and agreements by or on behalf of the  Borrowers,  the  Administrative  Agent or the
Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b) Each  Lender  may  assign to one or more  assignees  all or a portion of its interests,  rights and  obligations  under this  Agreement  (including  all or a portion  of its  Commitment  and the Loans at the time  owing to it);  provided, however,  that (i) the Administrative  Agent must give its prior written consent to  such  assignment  (which  consent  shall  not be  unreasonably  withheld  or delayed),  (ii) in the case of any assignment of a Revolving Credit  Commitment, each of the  Swingline  Lender  and the  Borrower  must give its  prior  written consent to such assignment (which consent shall not be unreasonably  withheld or delayed);  provided that the consent of the  Borrowers  shall not be required to any such assignment,  (iii) the amount of the Commitment of the assigning Lender subject to each such  assignment  (determined  as of the date the Assignment and
Acceptance  with respect to such  assignment is delivered to the  Administrative
Agent)  shall not be less than  $1,000,000  (or, if less,  the entire  remaining amount  of such  Lender's  Commitment)  and  shall  be in an  amount  that is an integral multiple of $1,000,000 (or the entire remaining amount of such Lender's
Commitment),  (iv) the parties to each such assignment shall execute and deliver to the  Administrative  Agent an Assignment and Acceptance  (such Assignment and
Acceptance to be (A) electronically executed and delivered to the Administrative
Agent via an electronic  settlement system then acceptable to the Administrative
Agent,  which shall initially be the settlement system of ClearPar,  LLC, or (B)
manually  executed and delivered  together with a processing and recordation fee of $3,500 payable to the Administrative Agent and (v) the assignee,  if it shall not be a  Lender  immediately  prior to the  assignment,  shall  deliver  to the
Administrative  Agent  an  Administrative  Questionnaire.  Upon  acceptance  and recording  pursuant to paragraph  (e) of this Section  9.04,  from and after the effective date specified in each  Assignment  and  Acceptance,  (A) the assignee thereunder  shall be a party hereto and, to the extent of the interest  assigned by such Assignment and  Acceptance,  have the rights and obligations of a Lender under this  Agreement  and (B) the assigning  Lender  thereunder  shall,  to the extent of the interest  assigned by such Assignment and Acceptance,  be released from its obligations under this Agreement (and, in the case of an Assignment and
Acceptance covering all or the remaining portion of an assigning Lender's rights and  obligations  under this  Agreement,  such Lender  shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16,
2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

(c) By executing  and  delivering an Assignment  and  Acceptance,  the assigning
Lender thereunder and the assignee  thereunder shall be deemed to confirm to and agree  with each  other  and the  other  parties  hereto  as  follows:  (i) such assigning  Lender  warrants  that it is the  legal and  beneficial  owner of the interest being assigned thereby free and clear of any adverse claim and that its
Commitment,  and the  outstanding  balances of its Loans,  in each case  without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance,  (ii) except as set forth in (i) above, such  assigning  Lender  makes no  representation  or  warranty  and  assumes no responsibility  with respect to any  statements,  warranties or  representations made in or in  connection  with  this  Agreement,  or the  execution,  legality, validity, enforceability,  genuineness,  sufficiency or value of this Agreement, any other Loan Document or any other instrument or document  furnished  pursuant hereto, or the financial condition of Holdings,  the Borrowers or any Subsidiary or the performance or observance by Holdings, the Borrowers or any Subsidiary of any of its  obligations  under this  Agreement,  any other Loan  Document or any other  instrument or document  furnished  pursuant  hereto;  (iii) such assignee represents  and  warrants  that it is  legally  authorized  to enter  into  such
Assignment and  Acceptance;  (iv) such assignee  confirms that it has received a copy of this  Agreement,  together  with  copies  of the most  recent  financial statements  referred to in Section 3.05(a) or delivered pursuant to Section 5.04 and such other  documents and  information as it has deemed  appropriate to make its own  credit  analysis  and  decision  to  enter  into  such  Assignment  and
Acceptance;  (v) such assignee will  independently and without reliance upon the
Administrative  Agent,  the Arranger,  such assigning Lender or any other Lender and based on such documents and information as it shall deem  appropriate at the time,  continue to make its own credit  decisions in taking or not taking action
under  this   Agreement;   (vi)  such  assignee   appoints  and  authorizes  the
Administrative  Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms  hereof,  together  with  such  powers  as are  reasonably  incidental thereto;  and (vii) such assignee agrees that it will perform in accordance with their  terms  all the  obligations  which  by the  terms of this  Agreement  are required to be performed by it as a Lender.

(d) The  Administrative  Agent,  acting  for  this  purpose  as an  agent of the
Borrowers,  shall  maintain at one of its offices a copy of each  Assignment and
Acceptance  delivered to it and a register for the  recordation of the names and addresses of the Lenders,  and the  Commitment  of, and principal  amount of the
Loans owing to, each Lender  pursuant to the terms hereof from time to time (the
"Register").  The entries in the Register shall be conclusive and the Borrowers, the  Administrative  Agent,  and the Lenders may treat each person whose name is recorded in the Register  pursuant to the terms hereof as a Lender hereunder for all purposes of this  Agreement,  notwithstanding  notice to the  contrary.  The
Register shall be available for inspection by the Borrowers,  and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of a duly completed  Assignment and Acceptance  executed by an assigning Lender and an assignee, an Administrative  Questionnaire  completed in  respect of the  assignee  (unless  the  assignee  shall  already be a Lender
hereunder)   and  the  written   consent  of  the   Swingline   Lender  and  the
Administrative  Agent to such  assignment,  the  Administrative  Agent shall (i)
accept such  Assignment and Acceptance,  (ii) record the  information  contained therein in the Register and (iii) give prompt notice  thereof to the Lenders and the  Swingline  Lender.  No  assignment  shall be  effective  unless it has been recorded in the Register as provided in this paragraph (e).

(f) Each Lender may without the consent of the Borrowers,  the Swingline Lender, the Issuing Bank or the Administrative  Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations  under this  Agreement  (including  all or a portion of its  Commitment and the Loans);
provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged,  (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,  (iii) the participating banks or other entities shall be entitled to the benefit of the cost  protection provisions  contained in Sections  2.14,  2.16 and 2.20 to the same extent as if they were  Lenders  (but,  with  respect to any  particular  participant,  to no greater extent than the Lender that sold the  participation to such participant)
and (iv) the Borrowers,  the Administrative Agent and the Lenders shall continue to deal solely and directly  with such Lender in  connection  with such Lender's rights and obligations  under this  Agreement,  and such Lender shall retain the sole right to enforce the obligations of the Borrowers  relating to the Loans or
L/C  Disbursements  and to approve any amendment,  modification or waiver of any provision of this Agreement  (other than  amendments,  modifications  or waivers decreasing any fees payable  hereunder or the amount of principal of or the rate at which  interest is payable on the Loans,  extending any  scheduled  principal payment date or date fixed for the payment of interest on the Loans,  increasing or  extending  the  Commitments  or  releasing  any  Guarantor  or  all  or  any substantial part of the Collateral).

(g) Any  Lender  or  participant  may,  in  connection  with any  assignment  or participation or proposed  assignment or participation  pursuant to this Section
9.04,   disclose  to  the  assignee  or  participant  or  proposed  assignee  or participant any information  relating to the Borrowers  furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure of information  designated by the Borrowers as confidential,  each such assignee or participant  or proposed  assignee or  participant  shall  execute an  agreement
whereby  such  assignee  or  participant   shall  agree  (subject  to  customary
exceptions) to preserve the confidentiality of such confidential  information on terms no less  restrictive  than those  applicable  to the  Lenders  pursuant to
Section 9.16.

(h) Any Lender may at any time  assign  all or any  portion of its rights  under this  Agreement to secure  extensions  of credit to such Lender or in support of obligations owed by such Lender;  provided that no such assignment shall release a Lender from any of its  obligations  hereunder or substitute any such assignee for such Lender as a party hereto.

(i)  Notwithstanding  anything to the contrary  contained herein,  any Lender (a
"Granting  Lender") may grant to a special  purpose  funding vehicle (an "SPC"), identified  as such in writing from time to time by the  Granting  Lender to the
Administrative  Agent and the Borrowers,  the option to provide to the Borrowers all or any part of any  Loan  that  such  Granting  Lender  would  otherwise  be obligated to make to the Borrowers pursuant to this Agreement; provided that (i)
nothing  herein shall  constitute  a commitment  by any SPC to make any Loan and
(ii) if an SPC elects not to exercise such option or otherwise  fails to provide all or any part of such Loan,  the  Granting  Lender  shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting  Lender to the same extent,  and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable  for any  indemnity  or similar  payment  obligation under this  Agreement  (all  liability  for which shall remain with the Granting
Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this  Agreement)  that,  prior to the date that is one year and one day after the  payment in full of all  outstanding commercial paper or other senior  indebtedness of any SPC, it will not institute against,  or  join  any  other  person  in  instituting  against,  such  SPC any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings under  the  laws  of the  United  States  or any  State  thereof.  In  addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written  consent of, the Borrowers and the  Administrative  Agent and without  paying any  processing fee therefor, assign all or a portion of its interests in any Loans to the Granting  Lender or to any financial institutions  (consented to by the Borrowers and Administrative
Agent)  providing  liquidity and/or credit support to or for the account of such
SPC to  support  the  funding or  maintenance  of Loans and (ii)  disclose  on a confidential  basis  any  non-public  information  relating  to its Loans to any rating agency,  commercial paper dealer or provider of any surety,  guarantee or credit or liquidity enhancement to such SPC.

(j) The  Borrowers  shall not  assign or  delegate  any of its  rights or duties hereunder without the prior written consent of the Administrative Agent and each
Lender,  and any  attempted  assignment  without such consent  shall be null and void.

SECTION  9.05  Expenses;   Indemnity.  (a)  The  Borrowers  agree,  to  pay  all
out-of-pocket  costs and  expenses  incurred by the  Administrative  Agent,  the
Arranger and the Swingline  Lender in  connection  with the  syndication  of the
Facility and the preparation and  administration of this Agreement and the other
Loan Documents or in connection with any amendments, modifications or waivers of the  provisions  hereof or thereof  (whether or not the  transactions  hereby or thereby  contemplated  shall be consummated)  or incurred by the  Administrative
Agent,  the  Arranger  or any  Lender  in  connection  with the  enforcement  or protection  of its rights in connection  with this  Agreement and the other Loan
Documents  or in  connection  with the Loans made or  Letters  of Credit  issued hereunder,  including in each case the fees,  disbursements and other charges of counsel for the Arranger and the  Administrative  Agent, and, in connection with any such enforcement or protection, the reasonable fees, disbursements and other charges of any counsel for the Administrative Agent, the Arranger or any Lender.

(b) The Borrowers  agree to indemnify the  Administrative  Agent,  the Arranger, each Lender and each Related  Party of any of the  foregoing  persons (each such person  being  called an  "Indemnitee")  against,  and to hold  each  Indemnitee harmless  from, any and all losses,  claims,  damages,  liabilities  and related costs and expenses,  including reasonable counsel fees,  disbursements and other charges,  incurred by or asserted against any Indemnitee  arising out of, in any way  connected  with,  or as a result of (i) the  execution  or delivery of this
Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective  obligations thereunder or the consummation of the  Transactions  and the other  transactions contemplated  thereby, (ii) the use of the proceeds of the Loans or issuances of
Letters of Credit,  (iii) any claim,  litigation,  investigation  or  proceeding relating  to any of the  foregoing,  whether  or not any  Indemnitee  is a party thereto,  or (iv) any  actual  or  alleged  presence  or  Release  of  Hazardous
Materials  on  any  property  owned  or  operated  by  any  Loan  Party,  or any
Environmental Liability related in any way to any Loan Party; provided that such indemnity shall not, as to any Indemnitee,  be available to the extent that such
losses,  claims,  damages,   liabilities  or  related  costs  and  expenses  are
determined  by a court of  competent  jurisdiction  by final  and  nonappealable judgment  to have  resulted  from  primarily  the gross  negligence  or  willful
misconduct  of  such  Indemnitee   (and,  upon  any  such   determination,   any
indemnification   payments  with  respect  to  such  losses,  claims,   damages,
liabilities or related costs and expenses previously received by such Indemnitee shall be subject to reimbursement by such Indemnitee).

(c) To the extent that the Borrowers fail to pay any amount  required to be paid by them to the Administrative Agent, the Arranger, or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the
Administrative Agent, the Arranger, or the Swingline Lender, as the case may be, such  Lender's  pro rata share  (determined  as of the time that the  applicable unreimbursed  expense or  indemnity  payment is sought) of such  unpaid  amount;
provided that the  unreimbursed  expense or  indemnified  loss,  claim,  damage, liability  or related  expense,  as the case may be, was incurred by or asserted against the Administrative  Agent, the Arranger,  or the Swingline Lender in its
capacity as such.

(d) To the extent  permitted by applicable  law,  neither of the Borrowers shall assert, and each hereby waives, any claim against any Indemnitee,  on any theory of  liability,  for special,  indirect,  consequential  or punitive  damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this  Agreement or any agreement or instrument  contemplated  hereby, the  Transactions,  any Loan or  Letter  of  Credit  or the use of the  proceeds thereof.

(e) The Administrative  Agent may, at its option, from time to time, at any time on or after an Event of  Default  and for so long as the same is  continuing  or upon any other  failure  of a  condition  precedent  to the Loans and  Letter of
Credit Accommodations  hereunder, make such disbursements and advances ("Special
Agent Advances") which Administrative  Agent, in its sole discretion,  (i) deems necessary  or  desirable  either to preserve or protect  the  Collateral  or any portion  thereof or (ii) to enhance the  likelihood  or  maximize  the amount of repayment by any Loan Party of the Loans and other  Obligations  or (iii) to pay any other  amount  chargeable  to any Loan Party  pursuant  to the terms of this
Agreement  or any of the other  Loan  Documents  consisting  of costs,  fees and expenses and payments to any issuer of Letters of Credit. Special Agent Advances shall be repayable  on demand and be secured by the  Collateral.  Special  Agent
Advances  shall  constitute  Obligations  hereunder.  Each Lender agrees that it shall  make  available  to the  Administrative  Agent,  upon the  Administrative
Agent's  demand,  in  immediately  available  funds,  the  amount  equal to such
Lender's Pro Rata  Percentage of each such Special Agent Advance.  If such funds are  not  made  available  to the  Administrative  Agent  by  such  Lender,  the
Administrative  Agent shall be entitled  to recover  such funds,  on demand from such  Lender  together  with  interest  thereon  for each day from the date such payment was due until the date such amount is paid to the  Administrative  Agent at the Federal  Funds Rate for each day during such period (as  published by the
Federal Reserve Bank of New York or at the  Administrative  Agent's option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight  Federal funds  arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading  brokers of Federal funds  transactions in
New York City  selected by Agent) and if such  amounts are not paid within three
(3) days of the Administrative Agent's demand, at the Alternative Base Rate plus the Applicable Margin.

(f) The provisions of this Section 9.05 shall remain operative and in full force and effect  regardless  of the  expiration  of the term of this  Agreement,  the consummation of the Transactions or the other transactions  contemplated hereby, the  repayment  of any of the Loans,  the  expiration  of the  Commitments,  the expiration of any Letter of Credit,  the invalidity or  unenforceability  of any term  or  provision  of  this  Agreement  or any  other  Loan  Document,  or any investigation  made by or on behalf of the  Administrative  Agent, the Arranger, any Lender or the Issuing Bank. All amounts due under this Section 9.05 shall be payable on written demand therefor.

SECTION 9.06 Right of Setoff.  If an Event of Default shall have occurred and be continuing,  each Lender is hereby authorized at any time and from time to time, except  to the  extent  prohibited  by law,  to set off  and  apply  any and all deposits (general or special, time or demand,  provisional or final) at any time held and  other  indebtedness  at any time  owing by such  Lender  to or for the credit or the account of the Borrowers against any of and all the obligations of the  Borrowers  now or hereafter  existing  under this  Agreement and other Loan
Documents held by such Lender,  irrespective of whether or not such Lender shall have made any demand  under this  Agreement  or such  other  Loan  Document  and although such obligations may be unmatured. The rights of each Lender under this
Section  9.06 are in  addition to other  rights and  remedies  (including  other rights of setoff) which such Lender may have.

SECTION 9.07 Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS  (OTHER
THAN AS  EXPRESSLY  SET FORTH IN OTHER LOAN  DOCUMENTS)  SHALL BE  CONSTRUED  IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.08 Waivers;  Amendment.  (a) No failure or delay of the Administrative
Agent or any  Lender in  exercising  any power or right  hereunder  or under any other Loan Document shall operate as a waiver  thereof,  nor shall any single or
partial   exercise  of  any  such  right  or  power,   or  any   abandonment  or
discontinuance of steps to enforce such a right or power,  preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan  Documents  are  cumulative  and are not  exclusive  of any rights or remedies  that they would  otherwise  have.  No waiver of any  provision of this
Agreement  or any  other  Loan  Document  or  consent  to any  departure  by the
Borrowers  or any other Loan  Party  therefrom  shall in any event be  effective unless the same shall be permitted by paragraph (b) below,  and then such waiver or consent shall be effective only in the specific  instance and for the purpose for which given.  No notice or demand on the Borrowers in any case shall entitle the  Borrowers  to any other or  further  notice or demand in  similar  or other circumstances.

(b) Neither this  Agreement nor any provision  hereof may be waived,  amended or modified  except  pursuant to an agreement or agreements in writing entered into by the  Borrowers  and the Required  Lenders;  provided,  however,  that no such agreement shall (i) decrease the principal  amount of, or extend the maturity of or any scheduled  principal payment date or date for the payment of any interest on any Loan or any date for  reimbursement of an L/C  Disbursement,  or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C  Disbursement,  without the prior written consent of each Lender affected  thereby,  (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees of any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.17, the  provisions  of  Section  9.04(j),  the  provisions  of this  Section or the definition of the term "Required Lenders," or release any Guarantor, without the prior written consent of each Lender, (iv) amend or modify the definition of the term  "Required  Lenders"  without  the prior  written  consent  of each  Lender affected  thereby,  (v) release all or any  substantial  part of the  Collateral without the prior written consent of each Lender, or (vi) modify the protections afforded to an SPC pursuant to the  provisions  of Section  9.04(i)  without the written  consent of such SPC;  provided  further  that no such  agreement  shall amend,  modify or  otherwise  affect the rights or duties of the  Administrative
Agent, the Swingline Lender,  or the Arranger  hereunder or under any other Loan
Document  without the prior written  consent of the  Administrative  Agent,  the
Swingline Lender, or Arranger, as applicable.

SECTION 9.09 Interest Rate  Limitation.  Notwithstanding  anything herein to the contrary,  if  at  any  time  the  interest  rate  applicable  to  any  Loan  or participation in any Letter of Credit Guaranty,  together with all fees, charges and other amounts which are treated as interest on such Loan or participation in
such  Letter  of  Credit  Guaranty  under  applicable  law   (collectively   the
"Charges"),  shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for,  charged,  taken,  received or reserved by the Lender holding such Loan or  participation  in  accordance  with  applicable  law,  the rate of interest  payable in respect of such Loan or participation  hereunder,  together with all  Charges  payable in respect  thereof,  shall be limited to the Maximum
Rate and, to the extent  lawful,  the  interest and Charges that would have been payable  in  respect  of such Loan or  participation  but were not  payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges  payable to such Lender in respect of other Loans or  participations or periods shall be increased  (but not above the Maximum Rate  therefor)  until such  cumulated  amount,  together  with  interest  thereon at the Federal Funds
Effective  Rate to the date of  repayment,  shall  have  been  received  by such
Lender.

SECTION 9.10 Entire Agreement. This Agreement, the Fee Letter and the other Loan
Documents  constitute the entire  contract  between the parties  relative to the subject  matter  hereof.  Any other  previous  agreement  among the parties with respect to the subject  matter hereof is  superseded  by this  Agreement and the other Loan Documents.  Nothing in this Agreement or in the other Loan Documents, expressed  or implied,  is  intended  to confer upon any person  (other than the parties hereto and thereto,  their respective  successors and assigns  permitted hereunder and, to the extent expressly  contemplated hereby, the Related Parties of each of the Administrative  Agent, the Arranger and the Lenders ) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION  9.11 WAIVER OF JURY TRIAL.  EACH PARTY  HERETO  HEREBY  WAIVES,  TO THE
FULLEST EXTENT  PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY IN RESPECT OF ANY LITIGATION  DIRECTLY OR INDIRECTLY  ARISING OUT OF, UNDER
OR IN CONNECTION  WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN  DOCUMENTS.  EACH
PARTY  HERETO (A)  CERTIFIES  THAT NO  REPRESENTATIVE,  AGENT OR ATTORNEY OF ANY
OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD
NOT, IN THE EVENT OF  LITIGATION,  SEEK TO ENFORCE THE FOREGOING  WAIVER AND (B)
ACKNOWLEDGES  THAT IT AND THE OTHER  PARTIES  HERETO HAVE BEEN  INDUCED TO ENTER
INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER
THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

SECTION  9.12  Severability.  In the  event  any one or  more of the  provisions contained  in this  Agreement  or in any  other  Loan  Document  should  be held invalid,  illegal or  unenforceable in any respect,  the validity,  legality and enforceability  of the remaining  provisions  contained herein and therein shall not in any way be  affected or impaired  thereby (it being  understood  that the invalidity of a particular  provision in a particular  jurisdiction shall not in and of itself affect the validity of such provision in any other  jurisdiction).
The parties shall  endeavor in good-faith  negotiations  to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of
which  comes  as  close  as  possible  to  that  of  the  invalid,   illegal  or
unenforceable provisions.

SECTION 9.13  Counterparts.  This Agreement may be executed in counterparts (and by  different  parties  hereto on different  counterparts),  each of which shall constitute an original but all of which when taken together  shall  constitute a single  contract,  and shall  become  effective  as  provided  in Section  9.03.
Delivery of an executed signature page to this Agreement or of a Lender Addendum by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.14  Headings.  Article and Section  headings and the Table of Contents used  herein  are for  convenience  of  reference  only,  are  not  part of this
Agreement  and are not to  affect  the  construction  of,  or to be  taken  into consideration in interpreting, this Agreement.

SECTION  9.15  Jurisdiction;  Consent  to Service  of  Process.  (a) Each of the
Borrowers hereby  irrevocably and  unconditionally  submits,  for itself and its property,  to the  nonexclusive  jurisdiction  of any New  York  State  court or
Federal court of the United States of America  sitting in New York City, and any appellate court from any thereof,  in any action or proceeding arising out of or relating to this Agreement or the other Loan  Documents,  or for  recognition or enforcement of any judgment,  and each of the parties hereto hereby  irrevocably and  unconditionally  agrees  that all claims in  respect of any such  action or proceeding  may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other  jurisdictions  by suit on the judgment or in any other manner provided  by law.  Nothing  in this  Agreement  shall  affect any right that the
Administrative Agent, the Arranger or any Lender may otherwise have to bring any action or  proceeding  relating to this  Agreement  or the other Loan  Documents against the Borrowers or their properties in the courts of any jurisdiction.

(b) Each of the Borrowers hereby irrevocably and unconditionally  waives, to the fullest extent it may legally and  effectively do so, any objection which it may now or hereafter  have to the laying of venue of any suit,  action or proceeding arising out of or relating to this  Agreement or the other Loan Documents in any
New York State or Federal court.  Each of the parties hereto hereby  irrevocably waives,  to the fullest extent  permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement  irrevocably  consents to service of process in the manner provided for notices in Section 9.01.  Nothing in this Agreement will affect the right of any party to this  Agreement  to serve  process in any other manner permitted by law.

SECTION 9.16  Confidentiality.  Each of the Administrative Agent and the Lenders
agrees  to  maintain  the  confidentiality  of  the  Information,   except  that
Information may be disclosed (a) to its and its Affiliates' officers, directors, employees and agents,  including  accountants,  legal counsel and other advisors
(it being  understood  that the persons to whom such  disclosure is made will be informed of the  confidential  nature of such Information and instructed to keep such  Information  confidential),  (b) to the extent requested by any regulatory authority or  quasi-regulatory  authority  (such as the National  Association of
Insurance  Commissioners),  (c) to the extent  required  by  applicable  laws or regulations or by any subpoena or similar legal process,  (d) in connection with the exercise of any remedies  hereunder or under the other Loan Documents or any suit,  action or proceeding  relating to the enforcement of its rights hereunder or thereunder,  (e) subject to an agreement containing provisions  substantially the  same as  those of this  Section  9.16,  to (i) any  actual  or  prospective assignee  of or  participant  in any of its  rights or  obligations  under  this
Agreement  and the  other  Loan  Documents  or (ii) any  actual  or  prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party or any of their respective  obligations,  (f) with the consent of the Borrowers or (g) to the extent such Information  becomes publicly  available other than as a result of a breach of this  Section  9.16.  For the  purposes of this  Section,  "Information"  shall  mean  all  information  received  from the
Borrowers  and related to the Borrowers or their  business,  other than any such information  that was available to the  Administrative  Agent or any Lender on a nonconfidential  basis prior to its  disclosure  by  Holdings or the  Borrowers;
provided that, in the case of Information  received from the Borrowers after the date hereof,  such information is clearly  identified at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be  considered  to have complied with its obligation  to do so if such  person has  exercised  the same  degree of care to maintain the confidentiality of such Information as such person would accord its own  confidential  information.  Notwithstanding  any other  express  or implied agreement,  arrangement or  understanding  to the contrary,  each of the parties hereto  agrees  that  each  other  party  hereto  (and  each  of its  employees, representatives  or agents) are  permitted to disclose to any  persons,  without limitation,  the tax  treatment  and tax  structure  of the  Loans and the other transactions  contemplated  by the Loan  Documents and all materials of any kind
(including opinions and tax analyses) that are provided to the Loan Parties, the
Lenders,  the Arranger or the Administrative Agent related to such tax treatment and tax aspects.  To the extent not inconsistent with the immediately  preceding sentence,  this  authorization  does  not  extend  to  disclosure  of any  other information  or any other term or detail not related to the tax treatment or tax aspects of the Loans or the transactions contemplated by the Loan Documents.

SECTION 9.17  Delivery of Lender  Addenda.  Each  initial  Lender shall become a party to this  Agreement  by  delivering  to the  Administrative  Agent a Lender
Addendum  duly  executed by such Lender,  the  Borrower  and the  Administrative
Agent.

SECTION 9.18 Disclosures.  The parties acknowledge and agree that the disclosure of any  matter in the  Schedules  to the Loan  Documents  shall not be deemed to constitute an acknowledgment  that the matter is material or is not material for any purpose other than with respect to the Loan Documents.

             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed by their  respective  authorized  officers as of the day and year first above written.

                                      THE PACIFIC LUMBER COMPANY

                                      By:
                                      Name:
                                      Title:

                                      BRITT LUMBER CO., INC.

                                      By:
                                      Name:
                                      Title:

                                      THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent
                                      and Swingline Lender

                                      By:
                                      Name:
                                      Title:

                                                                       Exhibit A

                                         ADMINISTRATIVE QUESTIONNAIRE

I.                                    Borrower Name:
                                      The Pacific Lumber Company
                                      Britt Lumber Co., Inc.

                                                             ------------------------------------------------
                                                             ------------------------------------------------
II. Legal Name of Lender for Signature Page:
                                                                 ------------------------------------------------
III. Name of Lender for any eventual tombstone:
                                                                 ------------------------------------------------

IV.  Legal Address:
-------------------------------------------------------------

-------------------------------------------------------------

V.  Contact Information:

                             Credit Contact               Operations Contact                Legal Counsel
Name:
                      -----------------------------    --------------------------    ----------------------------
                      -----------------------------    --------------------------    ----------------------------
Title:
                      -----------------------------    --------------------------    ----------------------------
                      -----------------------------    --------------------------    ----------------------------
Address:
                      -----------------------------    --------------------------    ----------------------------
                      -----------------------------    --------------------------    ----------------------------

                      -----------------------------    --------------------------    ----------------------------
                      -----------------------------    --------------------------    ----------------------------

                      -----------------------------    --------------------------    ----------------------------
                      -----------------------------    --------------------------    ----------------------------
Telephone:
                      -----------------------------    --------------------------    ----------------------------
                      -----------------------------    --------------------------    ----------------------------
Facsimile:
                      -----------------------------    --------------------------    ----------------------------
                      -----------------------------    --------------------------    ----------------------------
Email: Address:
                      -----------------------------    --------------------------    ----------------------------

VI.  Lender's Wire Payment Instructions:

Pay to:
                      ------------------------------------------- -----------------------------------------------
                      ------------------------------------------- -----------------------------------------------
                      (Name of Lender)
                      ------------------------------------------- -----------------------------------------------
                      ------------------------------------------- -----------------------------------------------
                      (ABA#) (City/State)
                      ------------------------------------------- -----------------------------------------------
                      ------------------------------------------- -----------------------------------------------
                      (Account #)                                 (Account Name)

Please  return  this form,  by fax, to the  attention  of [ ], fax (212) [ ], no later  than  5:00  p.m.  New  York  City  time,  on  [ ],  2004.  ADMINISTRATIVE
QUESTIONNAIRE

Borrower Name:                                        The Pacific Lumber Company
                                                      Britt Lumber Co., Inc.

VII.  Organizational Structure:

Foreign Branch, organized under which laws etc.
                               -------------------------------------------------

Lender's Tax ID:
                               -------------------------------------------------

Tax withholding Form Attached (For Foreign Buyers)

[___] Form W-9

[___] Form W-8

[___] Form 4224 effective: ____________________

[___] Form 1001

[___] W/Hold _________% Effective ________________

[___] Form 4224 on file with Administrative Agent from previous current year's transaction ___________________

VIII. Payment Instructions:

Servicing Site:

Pay To:

IX.  Name of Authorized Officer:
              ------------------------------------------------------------------

Name:
              ------------------------------------------------------------------

Signature:
              ------------------------------------------------------------------

Date:
              ------------------------------------------------------------------

                               ADMINISTRATIVE QUESTIONNAIRE

X.  Institutional Investor Sub-Allocations

Institution Legal Name:
                           -----------------------------------------------------

                           -----------------------------------------------------

Fund Manager:
                           -----------------------------------------------------

Sub-Allocations:
-------------------------- - ---------------- -- --------------------- -- ------------------- -- ---------------------

    Exact Legal Name         Sub-Allocation        Direct Signer to          Purchase by             Date of Post
                                                   Credit Agreement           Assignment          Closing Assignment
   (for documentation        (Indicate US$)
        purposes) (Yes / No) (Yes / No)
--------------------------   ----------------    ---------------------    -------------------    ---------------------

1.
--------------------------   ----------------    ---------------------    -------------------    ---------------------
2.
--------------------------   ----------------    ---------------------    -------------------    ---------------------
3.
--------------------------   ----------------    ---------------------    -------------------    ---------------------
4.
--------------------------   ----------------    ---------------------    -------------------    ---------------------
5.
--------------------------   ----------------    ---------------------    -------------------    ---------------------
6.
--------------------------   ----------------    ---------------------    -------------------    ---------------------
7.
--------------------------   ----------------    ---------------------    -------------------    ---------------------

         Total
-------------------------- - ---------------- -- --------------------- -- ------------------- -- ---------------------

Special Instructions

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit C

                 FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to the Revolving  Credit  Agreement dated as of April 19, 2005
(the "Credit  Agreement"),  among The Pacific  Lumber Company  ("Palco"),  Britt
Lumber Co., Inc.  (together with Palco, the "Borrowers"),  the Lenders from time
to  time  party  thereto,   and  The  CIT   Group/Business   Credit,   Inc.,  as
administrative agent (in such capacity, the "Administrative  Agent"). Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     SECTION 1. The Assignor hereby sells and assigns,  without recourse, to the
Assignee, and the Assignee hereby purchases and assumes,  without recourse, from the Assignor,  effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(d) of the Credit Agreement),  the interests set forth below (the
"Assigned  Interest") in the Assignor's  rights and obligations under the Credit
Agreement  and the other Loan  Documents,  including,  without  limitation,  the amounts and  percentages  set forth below of (i) the Commitments of the Assignor on the  Effective  Date,  (ii)  the  Loans  owing  to  the  Assignor  which  are outstanding  on the Effective Date and (iii)  participations  of the Assignor in
Letters of Credit and  Swingline  Loans which are  outstanding  on the Effective
Date.  Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the  representations,  warranties  and  agreements  set forth in  Section
9.04(c) of the Credit Agreement,  a copy of which has been received by each such party.  From and after the Effective  Date (i) the Assignee  shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests  assigned  by this  Assignment  and  Acceptance,  have the  rights and obligations  of a Lender  thereunder  and under the Loan  Documents and (ii) the
Assignor shall,  to the extent of the interests  assigned by this Assignment and
Acceptance, relinquish its rights and be released from its obligations under the
Credit Agreement.

     SECTION  2.  This  Assignment  and  Acceptance  is being  delivered  to the
Administrative  Agent  together with (i) if the Assignee is organized  under the laws of a  jurisdiction  outside  the United  States,  any forms  referred to in
Section  2.20(d) of the Credit  Agreement,  duly  completed and executed by such
Assignee  and (ii) if the  Assignee  is not  already a Lender  under the  Credit
Agreement, a completed Administrative Questionnaire.

     SECTION 3. THIS ASSIGNMENT AND ACCEPTANCE  SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Date of Assignment:
                       ---------------------------------------------------------

Legal Name of Assignor:
                       ---------------------------------------------------------

Legal Name of Assignee:
                       ---------------------------------------------------------

Assignee's Address for Notices:
                       ---------------------------------------------------------

Effective Date of Assignment:
                       ---------------------------------------------------------

------------------------ ---------------------------- --------------------------
                              Principal                   Amount Assigned
                                                          Percentage
                                                          Assigned of
                                                          Applicable
                                                          Facility/Commitment
                                                          (set forth, to
                                                          at least 8
                                                          decimals, as a
                                                          percentage of
                                                          the Facility and
                                                          the aggregate
                                                          Commitments of
                                                          all Lenders
                                                          thereunder)
                        ---------------------------- ---------------------------
                        ---------------------------- ---------------------------

Facility/Commitment
------------------------ ---------------------------- --------------------------
------------------------ ---------------------------- --------------------------
Revolving Credit              $                                              %
------------------------ ---------------------------- --------------------------

                  [Remainder of page intentionally left blank]

The terms set forth on the foregoing
pages are hereby agreed to:                      Accepted

___________________________,                THE CIT GROUP/BUSINESS CREDIT, INC., as
as Assignor                                 Administrative Agent and as Swingline Lender

By:_________________________                By:___/s/ Charles F. Soutar_________________
     Name:                                       Name:Charles F. Soutar
     Title:                                      Title:Vice President

--------------------------,
as Assignee

By:_________________________
     Name:
     Title:

                                                                      Exhibit D

                    FORM OF BORROWING REQUEST

The CIT Group/Business Credit, Inc., as Administrative
Agent for the Lenders referred to below,

                                                                  [Date]

Ladies and Gentlemen:

     The   undersigned,   The  Pacific  Lumber   Company  (the   "Administrative
Borrower"),  refers to the Revolving Credit Agreement dated as of April __, 2005
(the "Credit Agreement"),  among the Borrowers (as defined therein), the Lenders from time to time party thereto,  and The CIT  Group/Business  Credit,  Inc., as administrative agent (in such capacity, the "Administrative  Agent"). Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrowers hereby gives you notice pursuant to
Section  2.03 of the Credit  Agreement  that it requests a  Borrowing  under the
Credit  Agreement,  and in that  connection  sets forth below the terms on which such Borrowing is requested to be made:

(A)      Borrower                           ______________________

(B)      Date of Borrowing
         (which is a Business Day)          ______________________

(C)      Principal Amount of Borrowing      ______________________

(D)      Type of Borrowing(1)               ______________________

(E) Interest Period and the last day
         thereof(2)                         ______________________

(F) Funds are requested to be disbursed to the Company's account with
_____________ (Account No.
         ----------------- ).

                            (signature page follows)

     The   Administrative   Borrower   hereby   represent  and  warrant  to  the
Administrative Agent and the Lenders that, on the date of this Borrowing Request and on the date of the related Borrowing, the conditions to lending specified in the Credit Agreement have been satisfied.

                          THE PACIFIC LUMBER COMPANY, as Administrative Borrower

                                  By:
                                  Name:
                                  Title:

                                                                      Exhibit E

                          [INSERT LENDER NAME]

                            LENDER ADDENDUM

Reference is made to the Revolving  Credit  Agreement dated as of April 19, 2005
(the "Credit  Agreement"),  among The Pacific  Lumber Company  ("Palco"),  Britt
Lumber Co., Inc.  (together with Palco, the "Borrowers"),  the Lenders from time
to  time  party  thereto,   and  The  CIT   Group/Business   Credit,   Inc.,  as
administrative agent (in such capacity, the "Administrative  Agent"). Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Upon  execution  and delivery of this Lender  Addendum by the parties  hereto as provided in Section 9.17 of the Credit Agreement, the undersigned hereby becomes a Lender  thereunder  having  the  Commitments  set forth in  Schedule 1 hereto, effective as of the Closing Date.

THIS LENDER  ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE  WITH AND GOVERNED BY THE
LAWS OF THE STATE OF NEW YORK.

This Lender Addendum may be executed by one or more of the parties hereto on any number of separate  counterparts,  and all of said  counterparts  taken together shall be  deemed  to  constitute  one and the same  instrument.  Delivery  of an executed  signature page hereof by facsimile  transmission shall be effective as delivery of a manually executed counterpart hereof.

             [Remainder of page intentionally left blank]

IN WITNESS  WHEREOF,  the parties hereto have caused this Lender  Addendum to be duly executed and delivered by their proper and duly  authorized  officers as of this 19th day of April, 2005.

                                                     Name of Lender

                                          By:
                          ------------------------------------------------------
                                          Name:
                                          Title:

Accepted and agreed:

THE PACIFIC LUMBER COMPANY
     By:
     Name:
     Title:

BRITT LUMBER CO., INC.
     By:
     Name:
     Title:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Administrative Agent

     By:By:
     Name:
     Title:

                                                                Schedule 1 to
                                                                Lender Addendum

               COMMITMENTS AND NOTICE ADDRESS

1.       Name of Lender: Notice Address:

         Attention:
         Telephone:
         Facsimile:

2. Revolving Credit Commitment:

                                                                       Exhibit F

                       Form of Perfection Certificate

In  connection  with the proposed  transaction  by and among The Pacific  Lumber
Company  ("Palco"),  Britt  Lumber,  Co.,  Inc.  (the  "Debtor"),  and  The  CIT
Group/Business  Credit,  Inc., as  administrative  agent,  the Borrowers  hereby certify on behalf of  themselves  and the other  Loan  Parties  as  follows:

I.Current Information

     A.  Legal  Names,  Organizations,  Corporate  Functions,  Jurisdictions  of
Organization and Organizational Identification Numbers. The full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability membership agreement or similar organizational  documents,  in each case as amended to date), the type of organization, the corporate function,
the  jurisdiction  of  organization  (or  formation,   as  applicable)  and  the
organizational  identification  number (not tax i.d.  number) of each Loan Party are as follows:

                    Type of Organization (e.g.
Name of Loan      corporation, limited liability      Corporate       Jurisdiction of           Organizational
-------------     -------------------------------     ----------      ----------------          --------------
    Party          company, limited partnership)       Function    Organization/ Formation   Identification Number
    -----          -----------------------------       --------    -----------------------   ---------------------

     B. Chief  Executive  Offices and  Mailing  Addresses.  The chief  executive office  address  and the  preferred  mailing  address (if  different  than chief executive office) of each Loan Party are as follows:

       Name of Loan Party             Address of Chief Executive Office       Mailing Address (if different than
       ------------------             ---------------------------------       ----------------------------------
                                                                                              CEO)

     C. Changes in Names, Jurisdiction of Organization or Corporate Structure.

     Except as set forth below, no Loan Party has changed its name, jurisdiction of  organization  or  its  corporate  structure  in any  way  (e.g.  by  merger, consolidation,  change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years:

Loan Party                                 Date of Change           Description of Change

     D. Prior Addresses.

     Except as set forth  below,  no Loan Party has changed its chief  executive office within the past five (5) years:

Loan Party                                 Prior Address/City/State/Zip Code

     E. Acquisitions of Equity Interests or Assets.

     Except as set forth below, no Loan Party has acquired the equity  interests of another entity or  substantially  all the assets of another entity within the past five (5) years:

Loan Party                                 Date of Acquisition      Description of Acquisition

     F. Trade Names.

     Set forth below is each trade name or assumed name  currently used (or used at any time during the past five years) by the Loan Party or by which the Debtor or any Grantor is known or is transacting any business (or has been known or has transacted any business during the past five years):

                  Loan Party                         Trade/Assumed Name

     G. Corporate Ownership and Organizational Structure.

     Attached  as  Exhibit  A hereto is a true and  correct  chart  showing  the ownership relationship of the Loan Parties.

II. Additional Information

     A. Tangible Personal Property.  Set forth below are all the locations where the Loan Party  currently  maintains or has maintained any material amount (fair market value of $100,000 or more) of its tangible personal  property  (including goods,  inventory  and  equipment)  of such Loan  Party  (whether  or not in the possession of such Loan Party) within the past five (5) years:

                                                                                             Description of
Loan Party                          Address/City/State/Zip Code            County            Assets and Value

     B.  Warehousemen  and  bailees.  Except  as set  forth  below,  no  persons
(including  warehousemen  and bailees) other than the Loan Party have possession of any  material  amount  (fair  market  value of  $100,000  or more) of  assets
(including goods, inventory and equipment) of such Loan Party:

                                                                                             Description of
Loan Party                          Address/City/State/Zip Code            County            Assets and Value

III. Investment Related Property

     A.  Securities.  Set forth below is a list of all equity interests owned by the Loan Party together with the type of  organization  which issued such equity interests (e.g. corporation, limited liability company, partnership or trust):

                                                         # of                       % of         Certificate No.
                                                         -----                      -----        ----------------
                                           Type of       Shares      Total Shares   Interest   (if uncertificated,
                                           --------      -------     -------------  ---------  --------------------
    Loan Party            Issuer         Organization      Owned      Outstanding    Pledged   please indicate so)    Par Value
    ----------            ------         ------------      -----      -----------    -------   -------------------    ---------

     B.  Securities  Accounts.  Set  forth  below  is a list  of all  securities accounts  in which the Loan  Party  customarily  maintains  securities  or other assets having an aggregate value in excess of $100,000:

                                                                                    Name & Address of Financial
Loan Party                               Type of Account                            Institutions

     C.  Deposit  Accounts.  Set  forth  below  is a list of all  bank  accounts
(checking,  savings,  money  market  or  the  like)  in  which  the  Loan  Party customarily maintains in excess of $100,000:

Loan Party                               Type of Account                       Name & Address of
                                                                               Financial Institutions

     D.  Instruments.  Set forth below is a list of all instruments  owed to the
Loan Party in the principal amount of greater than $100,000:

                                                                        Principal Amount of
Debtor/Grantor                           Issuer of Instrument           Instrument              Maturity Date

IV. Intellectual Property

A. Set forth below is a list of all copyrights, patents and trademarks and other intellectual  property owned or used, or hereafter adopted, held or used, by the
Loan Party:

Loan Party                           Copyrights        Filing Date      Status                Registration No.
----------                           ----------        -----------      ------                ---------------

Loan Party                           Patents           Filing Date      Status                Registration No.
----------                           -------           -----------      ------                ---------------

Loan Party                           Trademarks        Filing Date      Status                Registration No.
----------                           ----------        -----------      ------                ---------------

V. Real Estate Related UCC Collateral

     A.  Fixtures.  Set forth below are all the  locations  where the Loan Party owns or leases any real property:

                                                                                                     Owned or
Loan Party                            Address/City/State/Zip Code                 County             Leased

VI.      Miscellaneous

     A. Authority to File Financing  Statements.  The undersigned,  on behalf of the Loan Party, hereby authorizes the Administrative  Agent to file financing or continuation  statements,  and amendments thereto, in all jurisdictions and with all  filing  offices  as the  Administrative  Agent may  determine,  in its sole discretion,  are necessary or advisable to perfect the security interest granted or to be granted  to the  lenders  and other  secured  parties  under the credit agreement  relating to  proposed  transaction.  Such  financing  statements  may describe the collateral in the same manner as described in the credit  agreement and related  security  documents or may contain an indication or  description of
collateral   that   describes   such   property  in  any  other  manner  as  the
Administrative  Agent  may  determine,  in its sole  discretion,  is  necessary, advisable or prudent to ensure the  perfection  of the security  interest in the collateral granted to the lenders and other secured parties, including,  without limitation, describing such property as "all assets" or "all personal property."

IN  WITNESS  WHEREOF,   the  undersigned   hereto  has  caused  this  Perfection
Certificate  to be  executed  as of  this  day of  April,  2005  by its  officer thereunto duly authorized.

                                         THE PACIFIC LUMBER COMPANY
                                         By:
                                         Name:
                                         Title:

                                         BRITT LUMBER CO., INC.

                                         By:
                                         Name:
                                         Title:

                                                                       Exhibit G

                        FORM OF EXEMPTION CERTIFICATE

Reference is made to the Revolving  Credit  Agreement dated as of April 19, 2005
(the "Credit  Agreement"),  among The Pacific  Lumber Company  ("Palco"),  Britt
Lumber Co., Inc.  (together with Palco, the "Borrowers"),  the Lenders from time
to  time  party  thereto,   and  The  CIT   Group/Business   Credit,   Inc.,  as
administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein that are not defined  herein shall have the meanings  ascribed to  them  in the  Credit  Agreement.  [_______________________]  (the  "Non-U.S.
Lender") is providing this certificate pursuant to Section 2.20(d) of the Credit
Agreement.  The Non-U.S.  Lender  hereby  represents  and warrants  that: 1. The
Non-U.S.  Lender is the sole  record  and  beneficial  owner of the Loans or the obligations  evidenced  by  Note(s) in  respect  of which it is  providing  this certificate.

2. The Non-U.S.  Lender is not a "bank" for purposes of Section  881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").  In this regard, the
Non-U.S. Lender further represents and warrants that:

     (a) the  Non-U.S.  Lender  is not  subject  to  regulatory  or other  legal requirements as a bank in any jurisdiction; and

     (b) the Non-U.S.  Lender has not been treated as a bank for purposes of any tax,  securities  law or other  filing or  submission  made to any  Governmental
Authority,  any  application  made to a rating agency or  qualification  for any exemption from tax, securities law or other legal requirements;

3. The Non-U.S.  Lender is not a 10-percent  shareholder of the Borrower  within the meaning of Section 881(c)(3)(B) of the Code; and

4.  The  Non-U.S.  Lender  is not a  controlled  foreign  corporation  receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the
Code.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

                                                      [NAME OF NON-U.S. LENDER]

                                                       By:
                                                             ------------------------------------------------------
                                                       Name:
                                                       Title:

Date:

                              Schedule 1.01(a)

                             MORTGAGE PROPERTIES

                                                                                       Mfg   Lessor/
                   Owner                   Parcel Number Property Description AcreageFacilitilessee        Comments
                   -----                   ------------- -------------------- ---------------------        --------       -

 THE PACIFIC LUMBER COMPANY           CR  101-291-008-000T  2N R 1W SEC 30       78.5
 THE PACIFIC LUMBER COMPANY           CR  101-291-014-000                         160
 THE PACIFIC LUMBER COMPANY           CR  106-151-003-000T  2N R 1W SEC 29        160
 THE PACIFIC LUMBER COMPANY           CR  106-151-006-000T  2N R 1W SEC 29       83.5
 THE PACIFIC LUMBER CO                    200-021-004-000T  3N R 1W SEC 22         40
 THE PACIFIC LUMBER CO                    200-021-008-000T  3N R 1W SEC 22         40
 THE PACIFIC LUMBER COMPANY               200-021-009-000T  3N R 1W SEC 22         40
 THE PACIFIC LUMBER COMPANY           CR  200-021-014-000T3N R1W SEC 27         71.79
 THE PACIFIC LUMBER CO                                    2N R1W SEC 2                ortuna        The following 17 Fortuna
                                         200-363-006-000T                          0F              Mill
 THE PACIFIC LUMBER CO                    200-363-007-000T2N R1W SEC 2              0Fortuna        parcels total 76.77 acres
 THE PACIFIC LUMBER CO                    201-082-007-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    201-091-006-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    201-092-026-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    201-092-027-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    201-092-029-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    201-331-002-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    201-331-004-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    201-331-005-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    202-011-023-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    202-011-031-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    202-021-005-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    202-021-010-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                CR  202-021-017-000T2N R1W SEC 2              0Fortuna
 THE PACIFIC LUMBER CO                    202-022-001-000T2N R1W SEC 11             0Fortuna
 THE PACIFIC LUMBER CO                    204-032-001-000T2N R1E SEC 9            158
 THE PACIFIC LUMBER CO                    204-032-002-000T  2N R 1E SEC  9        406
 THE PACIFIC LUMBER CO                    204-033-006-000T2N R1E SEC 10            40 Yager
 THE PACIFIC LUMBER CO                CR  204-121-004-000T2N R1E SEC 21             0Carlotta
 THE PACIFIC LUMBER COMPANY               204-121-005-000T2N R1E SEC 21             0Carlotta
 THE PACIFIC LUMBER COMPANY               204-121-006-000T2N R1E SEC 21             0Carlotta
 THE PACIFIC LUMBER COMPANY               204-251-001-000T2N R1E SEC 21             0Carlotta
 THE PACIFIC LUMBER CO                CR  204-251-010-000T2N R1E SEC 21             0Carlotta
 THE PACIFIC LUMBER COMPANY        CR     204-381-001-000                           0
 THE PACIFIC LUMBER COMPANY               205-061-012-000T1N R1E SEC 21             0
 THE PACIFIC LUMBER CO                    205-221-001-000T  1N R 1E SEC 22         16
 THE PACIFIC LUMBER COMPANY               205-261-012-000RS, BK 60, PGS 74-76     9.5
 THE PACIFIC LUMBER COMPANY           CR  205-321-003-000T1N R1E SEC 23             0
 THE PACIFIC LUMBER CO                    205-321-032-000T1N R1E SEC 25            80
 THE PACIFIC LUMBER CO                    205-321-034-000T1N R1E SEC 26           333
 THE PACIFIC LUMBER COMPANY               205-341-019-000T1N R1E SEC 21           171
 THE PACIFIC LUMBER CO                    205-351-001-000T  1N R 1E SEC  5        280
 THE PACIFIC LUMBER CO                    205-351-002-000T  1N R 1E SEC  5         39
 THE PACIFIC LUMBER COMPANY               205-351-018-000T1N R1E SEC 17 & 20    475.3
 THE PACIFIC LUMBER CO                    205-351-019-000T2N R1E SEC 28         507.5
 THE PACIFIC LUMBER CO                    206-031-007-000T2N R2E SEC 5            170
 THE PACIFIC LUMBER CO                    206-101-031-000T2N R1E SEC 15             3
 THE PACIFIC LUMBER CO                    206-101-032-000T2N R1E SEC 15            22 Yager
 THE PACIFIC LUMBER CO                    206-191-016-000T2N R1E SEC 25           120
 THE PACIFIC LUMBER COMPANY               206-281-002-000T  2N R 1E SEC 10         21 Yager
 THE PACIFIC LUMBER CO                    206-281-003-000T2N R1E SEC 10            83 Yager
 THE PACIFIC LUMBER CO                CR  206-351-004-000T2N R1E SEC 28             0
 THE PACIFIC LUMBER CO                    209-201-011-000T1N R2E SEC 28           140
 THE PACIFIC LUMBER CO                    211-132-008-000T1S R2E SEC 35             0
 THE PACIFIC LUMBER COMPANY           CR  211-132-009-000T  1S R 2E SEC 26          0
 THE PACIFIC LUMBER COMPANY           CR  211-133-007-000                           0
 THE PACIFIC LUMBER COMPANY           CR  211-133-009-000                           0
 THE PACIFIC LUMBER CO                    211-133-012-000T1S R2E SEC 25            88
 THE PACIFIC LUMBER CO                    211-134-002-000T1S R2E SEC 36             0
 THE PACIFIC LUMBER CO                    211-141-003-000T  1S R 2E SEC 26          0
 THE PACIFIC LUMBER COMPANY           CR  211-273-003-000T  1S R 3E SEC 30          0
 THE PACIFIC LUMBER CO                CR  211-275-010-000T1S R3E SEC 32             0
 THE PACIFIC LUMBER COMPANY           CR  211-275-016-000T1S R3E SEC 32             0
 THE PACIFIC LUMBER COMPANY           CR  211-276-011-000T1S R3E SEC 33             0
 THE PACIFIC LUMBER COMPANY           CR  211-276-015-000T1S R3E SEC 33             0
 THE PACIFIC LUMBER COMPANY           CR  211-283-008-000                           0
 THE PACIFIC LUMBER CO                CR  211-492-009-000T1S R1E SEC 22             0
 THE PACIFIC LUMBER COMPANY           CR  211-492-012-000T1S R1E SEC 22             0
 THE PACIFIC LUMBER CO                    211-552-004-000T  1S R 2E SEC 26         23
 THE PACIFIC LUMBER COMPANY           CR  214-114-010-000                           0
 THE PACIFIC LUMBER CO                    304-011-003-000T  4N R 1E SEC 19        272
 THE PACIFIC LUMBER CO                    311-041-007-000T4N R1W SEC 26             0
 THE PACIFIC LUMBER CO                    311-051-002-000T  4N R 1W SEC 25        229
 THE PACIFIC LUMBER CO                    311-114-001-000T  3N R 1W SEC 22        248
 THE PACIFIC LUMBER CO                    314-061-011-000                           1
 THE PACIFIC LUMBER COMPANY           CR  314-131-050-000T  4N R 2E SEC  3         80
 THE PACIFIC LUMBER COMPANY           CR  314-131-051-000T  4N R 2E SEC  4        120
 THE PACIFIC LUMBER COMPANY           CR  314-131-064-000T  4N R 2E SEC 10        157
 THE PACIFIC LUMBER COMPANY           CR  314-131-065-000T  4N R 2E SEC 10         80
 THE PACIFIC LUMBER COMPANY           CR  314-131-076-000                       193.5
 THE PACIFIC LUMBER COMPANY        CR     314-143-004-000T  4N R 2E SEC 13      110.5
 THE PACIFIC LUMBER COMPANY  CR           314-154-001-000T  4N R 2E SEC 25       77.5
 THE PACIFIC LUMBER COMPANY  CR           314-154-002-000T  4N R 2E SEC 25         76
 THE PACIFIC LUMBER COMPANY        CR     314-201-007-000                         156
 THE PACIFIC LUMBER COMPANY        CR     314-201-012-000                          37
 THE PACIFIC LUMBER COMPANY               314-333-004-000T4N R2E SEC 6              0
 THE PACIFIC LUMBER COMPANY ,CR           316-084-001-000T  6N R 3E SEC  1        281
 THE PACIFIC LUMBER COMPANY               404-121-012-000T  5N R 2E SEC 31         81
 THE PACIFIC LUMBER COMPANY               404-131-016-000T5N R2E SEC 31             0
 THE PACIFIC LUMBER CO                    405-321-013-000T4N R1E SEC 1            160
 THE PACIFIC LUMBER CO                    905-000-474-000T4N R2W SEC 12             0
 THE PACIFIC LUMBER CO                    905-000-475-000T4N R2W SEC 13             0
 THE PACIFIC LUMBER CO                    200-032-01     T3N R1W SEC 22            40
 THE PACIFIC LUMBER CO                    311-111-09     T3N R1W SEC 15           200
 THE PACIFIC LUMBER CO                    311-113-02     T3N R1W SEC 23            80
 BRITT                                    507-461-055-000                         4.7 Arcata
 BRITT                                    507-121-014-000                           3 Arcata
 BRITT                                    507-081-038-000                        20.5 Arcata

See  attached  "Legal  Description  Exhibit `A'"  relating to property  owned by
Salmon Creek LLC.

                             LEGAL DESCRIPTION

                                EXHIBIT "A"

THE LAND  REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF HUMBOLDT,  STATE
OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

All fee interest in and to the following described lands

EXCEPTING THEREFROM

All right,  title and interest in and to, including without limitation the right in  perpetuity  to  harvest,  all trees and  timber,  regardless  of species and regardless of size or diameter,  now located on or hereafter  planted or growing in the soil of those  portions of the  parcels of land  located in the County of
Humboldt, State of California,  described below (the "Property"), which are more particularly  shown as  "Salmon  Creek  Ownership"  on that  certain  map of the
Property  identified  as map no. 100, on the GIS system  jointly used by Pacific
Lumber Company,  Salmon Creek  Corporation and others,  dated July 15, 1998, and each containing a notation executed by representatives of said parties, Fidelity
National Title Insurance Company,  and Skadden,  Arps, Slate, Meagher & Flom
and held in trust by U.S. Bank of California  ("Escrow  Holder") pursuant to the terms of that certain Escrow  Agreement  dated July 20, 1998 herewith by and the above stated  parties and the Escrow  Holder,  together  with the right to enter upon  the  Property  for any and all  purposes  pertaining  to the  cultivation, ownership  and  harvesting  of such  trees and  timber.  Being  the same  rights described in the deed from Salmon Creek Corporation,  a Delaware  corporation to
The Pacific Lumber  Company,  a Delaware  corporation  recorded July 17, 1998 as
Instrument No. 1998-18649-3, Humboldt County Official Records.

Said parcels of land being described as follows:

     Township 3 North, Range 1 East, Humboldt Meridian:

     PARCEL ONE

     Section 19:

     The North Half of the Southeast Quarter.

     EXCEPTING  THEREFROM one-half of all oil, gas and minerals with appurtenant rights,  as reserved in the deed recorded  February 29, 1944 in Book 265 of
     Deeds, page 256.

APN 200-011-19

     Section 20:

     The North Half of the Southwest Quarter.

     EXCEPTING THEREFROM one-half of all oil, gas and minerals, with appurtenant rights, as reserved in the deed recorded February 29, 1944 in Book 265 of
     Deeds, page 265.

APN 200-011-21

     The South Half of the Southeast Quarter.

APN 311-091-03

     Section 23:

     The East Half of the Southeast Quarter.

     EXCEPTING FROM the lands in Section 23 above described one-half of all oil, gas and minerals, with appurtenant rights, as reserved in the deed recorded
     February 29, 1944 in Book 265 of Deeds, page 256.

APN 314-061-08

     Section 23:

     The Southeast Quarter of the Southwest  Quarter,  and the Southwest Quarter
     of the Southeast Quarter.

     EXCEPTING  FROM the 23 above  described  all oil,  gas and  minerals,  with appurtenant  rights  as  excepted  in the  deed  from  the  Regents  of the
     University  of California  recorded  March 22, 1950 in Book 125 of Official
     Records, page 24.

APN 314-061-07

     Section 26:

     The  Northwest  Quarter,  the  North  Half of the  Southwest  Quarter,  the
     Southwest Quarter of the Southwest Quarter and the Southwest Quarter of the
     Northeast Quarter.

     EXCEPTING THEREFROM one-half of all oil, gas and minerals, with appurtenant rights,  as reserved in the deeds recorded February 29, 1944 in Book 265 of
     Deeds, page 255 and 256.

APN 314-064-04

     Section 27:

     The West Half,  the  Northeast  Quarter,  the North  Half of the  Southeast
     Quarter and the Southeast Quarter of the Southeast Quarter.

APN 314-053-04

     Section 28:

     The East  Half of the  Southeast  Quarter,  the  Northeast  Quarter  of the
     Northwest Quarter, and the Northeast Quarter.

     EXCEPTING  THEREFROM  and from the land in Section 27 last above  described one-half of all oil, gas and minerals, with appurtenant rights, as reserved in the deed recorded February 29, 1944 in Book 265 of Deeds, page 256.

APN 314-054-06, 314-054-07, 314-054-08

     Section 28:

     The West  Half of the  Northwest  Quarter,  the  Southeast  Quarter  of the
     Northwest Quarter,  the West Half of the Southeast Quarter,  the North Half
     of the  Southwest  Quarter  and  the  Southeast  Quarter  of the  Southwest
     Quarter.

APN 314-054-10 and 314-054-11

     Section 29:

     The North Half of the Northeast Quarter.

APN 311-092-04

     Section 33:

     The Northeast Quarter.

APN 204-012-03

     Section 35:

     The Northwest Quarter of the Northwest Quarter.

     EXCEPTING  THEREFROM,   one-half  of  all  oil,  gas  and  minerals,   with
     appurtenant  rights as reserved in the deeds recorded  February 29, 1944 in
     Book 265 of Deeds, page 255 and 256.

APN 206-011-08

     EXCEPTING  FROM ALL OF THE  ABOVE  DESCRIBED  LANDS  that  portion  thereof conveyed to the United States of America by deed recorded  March 1, 1999 as
     Instrument No. 1999-6265-5, Humboldt County Official Records.

     PARCEL TWO

     Easements  and rights of way as  further  described  in and  subject to the conditions  contained in that certain  Reciprocal Rights Agreement recorded
     March 22, 1993 as Instrument No.  1993-7890-136,  Humboldt  County Official
     Records.

     PARCEL THREE

     The  right  to use  roads as  further  described  in,  and  subject  to the conditions  contained  in those  certain  Right of Way Grants  executed  by
     United States Department of the Interior Bureau of Land Management recorded
     March 1, 1999 as Instrument Nos. 1999-6271-8,  1999-6272-8, 1999-6273-8 and
     1999-6274-8, Humboldt County Official Records.

APN 200-011-019-000

HOU:2445420.1

                                Schedule 3.07

            TITLE TO PROPERTIES; POSSESSION UNDER LEASES

     Rights  of first  refusal,  Options  or other  Contractual  Rights to sell, assign or otherwise dispose of any Real Property or any interest therein:

1. Amended and Restated  Purchase and Sale Agreement dated as of January 7, 2005 between River View Terrace LLC and PALCO.

2. Real Estate Purchase Agreement dated on or about March 10, 2005 between PALCO and The FHK Companies.

3. Stipulation for Settlement CCP ss. 664.6 in Kristi Wrigley, et al. v. Charles
Hurwitz,  et al., State of California,  Humboldt County Superior Court, Case No.
DR 9700399

4. Letter of intent dated  November 24, 2004 between K. D.  Investments  LLC and
The Pacific Lumber Company.

                              Schedule 3.08

                      PALCO AND ITS SUBSIDIARIES

                       Name                                     Domicile                         Qualifications

The Pacific Lumber Company ("Palco")                          California                       --

Palco Subsidiaries:

Britt Lumber Co., Inc.*                                       California                       --

Salmon Creek LLC *                                            Delaware                         California

Scotia Inn Inc.*                                              Delaware                         California

Scotia Pacific Company LLC*                                   Delaware                         California

* None of these companies has any subsidiaries.

                           Schedule 3.09

                            LITIGATION

     In March 1999,  an action  entitled  Environmental  Protection  Information
Association,   Sierra  Club  v.  California  Department  of  Forestry  and  Fire
Protection,  California Department of Fish and Game, The Pacific Lumber Company,
Scotia   Pacific   Company   LLC,   Salmon  Creek   Corporation,   et  al.  (the
"EPIC-SYP/Permits  lawsuit")  was filed in Superior  Court in  Humboldt  County,
California (No.  CV-990445).  This action alleged,  among other things,  various violations of the California  Endangered Species Act ("CESA") and the California
Environmental  Quality Act ("CEQA"),  and  challenged,  among other things,  the validity and legality of Palco's sustained yield plan ("SYP") and the incidental take permits issued by California in connection  with the  Headwaters  Agreement
(the "California  Permits").  The plaintiffs sought,  among other things, to set aside California's approval of the SYP and the California Permits and injunctive relief to prevent implementation of timber harvesting plans ("THPs") approved in reliance upon these documents.  In March 1999, a similar action, entitled United
Steelworkers  of  America,   AFL-CIO,  CLC,  and  Donald  Kegley  v.  California
Department of Forestry and Fire Protection,  The Pacific Lumber Company,  Scotia
Pacific Company LLC and Salmon Creek Corporation (the "USWA lawsuit"), was filed in Humboldt County Superior Court (No.  CV-990452)  challenging the validity and legality of the SYP. The  EPIC-SYP/Permits  and USWA lawsuits were  consolidated for trial.

     Following  trial,  the  Court  on  October  31,  2003  entered  a  judgment invalidating the SYP and the California  Permits due to several  deficiencies in
agency   procedures   and  the  failure  of  Palco  to  submit  a  complete  and comprehensible  SYP. The Court's  decision,  however,  allowed for harvesting on
THPs  which  rely on the SYP and  were  approved  prior to July  23,  2003.  The short-term  effect of the ruling was to preclude  approval,  under the SYP, of a small  number of THPs which were under review but had not been  approved,  and a minor  reduction in 2003  harvesting  that had been expected from these specific
THPs. As a result of this case,  Palco has since  October  2002,  when the Court issued a stay order  preventing  future  reliance upon the SYP,  been  obtaining review and  approval  of new THPs under a procedure  provided  for in the forest practice  rules that does not depend  upon the SYP and the  California  Permits.
Palco  expects to follow  this  procedure  until its Option A Plan is  approved.
Palco and the State of California have appealed the October 31, 2003,  decision.
In September 2004, the Court granted the plaintiffs'  request for  reimbursement of an aggregate of $5.8 million in attorneys fees and other expenses incurred in connection  with  these  matters.  Palco and the State of  California  have also appealed this decision.

     In July  2001,  an action  entitled  Environmental  Protection  Information
Center v. The Pacific  Lumber  Company,  Scotia  Pacific  Company LLC (the "Bear
Creek lawsuit") was filed in the U.S.  District Court for the Northern  District of  California  (No.  C01-2821),  and  later  amended  to add the  Environmental
Protection  Agency  ("EPA") as a  defendant.  The lawsuit  alleges  that Palco's harvesting and other forestry activities under certain approved THPs will result in discharges of pollutants in violation of the federal Clean Water Act ("CWA").
The  plaintiff  asserts that the CWA requires the  defendants to obtain a permit from the California North Coast Regional Water Quality Control Board (the "North
Coast Water Board") before  beginning  timber  harvesting and road  construction activities and is seeking to enjoin these  activities until such permit has been obtained.  The plaintiff also seeks civil penalties of up to $27,500 per day for the defendant's  alleged continued violation of the CWA. On October 14, 2003, in connection  with  certain  motions  that had been  filed,  the Court  upheld the validity  of an EPA  regulation  which  exempts  harvesting  and other  forestry activities from certain discharge requirements.

     Both  state and  federal  agencies,  along  with  Palco  and  other  timber companies, have relied upon this regulation for more than 25 years. However, the
Court  interpreted  the  regulation  in  such a way as to  narrow  the  forestry operations which are exempted,  thereby limiting the regulation's  applicability and  subjecting  culverts  and ditches to permit  requirements.  This ruling has widespread  implications for the timber industry in the United States.  The case is not yet  final  as the  trial  has not yet  been  held,  and  there  are many unresolved  issues  involving  interpretation  of the Court's  decision  and its application to actual  operations.  Should the decision  ultimately become final and held to apply to all Palco's timber  operations,  it may have some or all of the following effects:  imposing additional  permitting  requirements,  delaying approvals of THPs,  increasing  harvesting  costs,  and adding water  protection measures beyond those contained in Palco's habitat conservation plan ("HCP").

     On November 20, 2002,  two similar  actions  entitled  Alan Cook, et al. v.
Gary Clark,  et al. (the "Cook action") and Steve Cave, et al. v. Gary Clark, et
al. (the "Cave  action")  were filed in Humboldt  County  Superior  Court (No.'s
DR020718  and  DR020719,  respectively),  which  also  name  Palco  and  certain affiliates  as  defendants.  On April 4, 2003,  the  plaintiffs in these actions filed amended  complaints and served the defendants  with notice of the actions.
The Cook action alleges,  among other things, that defendants' logging practices have  contributed to an increase in flooding along  Freshwater Creek (which runs through  Palco's  timberlands),  resulting in personal  injury and damage to the plaintiffs'  properties.  Plaintiffs  further  allege that in order to have THPs approved  in the  affected  areas,  the  defendants  engaged in  certain  unfair business  practices.  The plaintiffs seek, among other things,  compensatory and exemplary  damages,  injunctive  relief, and appointment of a receiver to ensure that the watershed is restored. The Cave action contains similar allegations and requests  similar  relief with respect to the Elk River  watershed (a portion of which is contained on the Palco Timberlands).

     On February 25,  2003,  the  District  Attorney of Humboldt  County filed a civil suit entitled The People of the State of California v. The Pacific  Lumber
Company,  Scotia  Pacific  Holding  Company and Salmon Creek  Corporation in the
Humboldt  County Superior Court (No.  DR030070) (the "Humboldt DA action").  The suit was filed under California's  unfair competition law and alleges that Palco used certain  unfair  business  practices in connection  with  completion of the
Headwaters  Agreement,  and that this  resulted  in Palco  being able to harvest significantly  more trees under the HCP and SYP than would have  otherwise  been the case.  The suit  sought a variety of remedies  including a civil  penalty of
$2,500 for each  additional  tree that has been or will be harvested due to this alleged increase in harvest, as well as restitution and an injunction in respect of the additional  timber harvesting  allegedly being conducted.  In response to motions  filed by Palco for  sanctions  and dismissal of this suit, on April 30,
2004,  the Court issued a ruling  requiring  the District  Attorney to amend his suit to prove that "extrinsic" fraud occurred. In addition, the Court eliminated the remedies being sought, other than for civil penalties, and suggested that it would  be  inappropriate  to  base  civil  penalties  on  the  additional  trees harvested.  The Court also ruled that it declined  "at this  juncture" to impose sanctions on the District Attorney.  The District Attorney  subsequently amended his suit, and Palco later filed new motions to dismiss and for sanctions.  After delays  resulting from the District  Attorney's  efforts to disqualify the trial judge, and that judge's later self-disqualification,  a hearing on these motions was held on February 18, 2005. The Court rejected the sanctions motion,  but has not yet ruled on the motion for dismissal.

     On  November  2,  2004,  an  action   entitled   Environmental   Protection
Information Center v. U.S. Fish & Wildlife Service,  NOAA Fisheries,  et al.
(No. C04-4647) was filed in the U.S. District Court for the Northern District of
California  (the  "EPIC-USFWS/NOAA  lawsuit").  This  lawsuit  alleges  that two federal agencies have violated  certain federal laws and related  regulations in connection with their  oversight of the HCP and related  incidental take permits issued  by the  federal  governments  pursuant  to the HCP and  related  federal incidental take permits (the "Federal Permits"). The plaintiff also alleges that the Federal Permit for the northern  spotted owl was unlawfully  issued and that
Palco violated  California's  unfair  competition law by using false advertising and making  misleading  environmental  claims.  The plaintiff seeks a variety of remedies,  including  requiring  additional  actions by the federal agencies and precluding them from authorizing take of the northern spotted owl, an injunction requiring  Palco  to  cease  certain  alleged  unlawful  activities,  as well as restitution  and  remediation  by Palco.  Motions have been filed by the federal government and Palco seeking dismissal of substantial portions of this case, but a hearing date on this motion has not yet been set.

                             Schedule 3.10

                               AGREEMENTS

None.

                             Schedule 3.17

                         ENVIRONMENTAL MATTERS

See  attached  memorandum  of April 13, 2005 to Edgar B.  Washburn  from William
Sloan, Andrea Mcafee and Catherine Berte of Stoel Rives LLP.

PALCO is party to a  "consent  decree"  settlement  for its  Carlotta  and Yager operations.  PALCO has completed some Phase II work at the Scotia facility (Mill
A, Mill B, and portions of Scotia Value  Added).  Limited  Phase I work has been conducted at both the Carlotta and Fortuna facilities.  No environmental  issues have been found  warranting  notification  to regulatory  agencies at either the
Carlotta or Fortuna facilities as part of these Phase I activities.  A technical memorandum summarizing the findings has been prepared for the completed Phase II work in Scotia. PALCO is conducting a remediation project concerning groundwater and soil  contamination  at the old  company  garage  located on Main  Street in
Scotia  and  its  coordinating  that  work  through  both  the  Humboldt  County
Environmental Health Department and the Regional Water Quality Control Board.

There was a number of underground  storage tanks located on PALCO property.  All of these sites have been officially closed from a regulatory  perspective except the one site, as mentioned  above,  at the old company  garage on Main Street in
Scotia.  That site will be going through active  remediation  through a hydrogen peroxide  injection  process  and  is  scheduled  for  complete  closure  within approximately four years. Another site located on PALCO property is in Carlotta;
however,  this site is from historic LP operations  and is their  responsibility for closure.

PALCO is  proactively  managing its asbestos and lead paint  program.  PALCO has been  surveying  the Scotia  town site for  asbestos  and lead based  paint.  As locations are identified that contain these building  materials,  they are noted
and quantified in reports. Also, at the time of the surveys any damaged material is noted and further  specified if conditions  need to be abated.  If conditions are noted during the surveys that need to be abated,  they are scheduled  with a contractor  licensed to perform  such work in the state of  California.  A large amount of material  has been  removed  predominately  from older and seldom used buildings.

PALCO is undertaking to clean up one wood waste site at Hely creek. Another wood waste site at Yager is being managed by a contractor  specializing in reclaiming wood waste. At Yager,  related  estimated costs of $200,000 to $300,000 per year over four years are included in PALCO's  plan.  These  estimates  are subject to potential downward revision. At Hely Creek, total costs of $200,000 are included in PALCO's plan, and these costs are subject to potential upward revision.

In 2003,  Scotia  Pacific sold  property to the State of  California  located in
Redway,  Humboldt County (portions of Sections 15 an 16, Township 4 South, Range
3 East, Humboldt Meridian). This property was owned by PALCO until 1993. A Phase
1 Environmental Site Assessment in connection with this sale found debris in the vicinity that suggested  past activity by trespassers on the property;  possible violations  of  Environmental  Law may have  occurred  in  connection  with this activity.

Regulatory and  Environmental  Factors  Affecting Palco's Business (see Schedule
3.09 for various defined terms used herein)

     General

     Palco's business is subject to a variety of California and federal laws and regulations,  as well as the HCP,  dealing  with  timber  harvesting  practices, threatened  and  endangered  species and habitat for such  species,  and air and
water  quality.   Compliance  with  such  laws  and  regulations  also  plays  a significant role in Palco's  business.  The California  Forest Practice Act (the
"Forest Practice Act") and related  regulations  adopted by the California Board of Forestry and Fire Protection (the "BOF") set forth detailed  requirements for the conduct of timber harvesting  operations in California.  These  requirements include the  obligation  of timber  companies to obtain  regulatory  approval of detailed  THPs  containing  information  with  respect to areas  proposed  to be harvested.  California  law also requires  large  timberland  owners,  including
Palco,  to demonstrate  that their  proposed  timber  operations  constitute the maximum sustainable production of their timberlands over time.

     The federal  Endangered Species Act (the "ESA") and CESA provide in general for the protection and conservation of specifically  listed wildlife and plants.
These  laws  generally  prohibit  the  take  of  certain  species,   except  for
specifically  authorized incidental take pursuant to otherwise lawful activities which do not  jeopardize  the  continued  existence of the affected  species and which are made in  accordance  with an approved  habitat  conservation  plan and related  incidental  take  permits.  A habitat  conservation  plan,  among other things,  specifies measures to minimize and mitigate the potential impact of the incidental take of species and to monitor the effects of the activities  covered by the plan. Palco is also subject to the CEQA, which provides for protection of
the  state's  air  and  water   quality  and   wildlife,   and  the   California
Porter-Cologne  Water  Quality  Control Act and CWA,  which  require  that Palco conduct its  operations so as to reasonably  protect the water quality of nearby rivers and  streams.  Compliance  with such laws,  regulations  and judicial and administrative interpretations, together with other regulatory and environmental matters,  have resulted in substantial  restrictions  on the scope and timing of
Palco's  timber  operations,  increased  operational  costs  significantly,  and
engendered   continual  litigation  and  other  challenges  to  its  operations.
Moreover,  the  cash  flows of Palco  and  Scotia  Pacific  have  recently  been adversely  affected by the failure of the North Coast Water Board to release for harvest THPs which have already been approved by the other  government  agencies that approve Scotia Pacific's THPs. See "Water Quality" below.

     Environmental Plans
     The HCP and the SYP (collectively,  the "Environmental Plans"), which cover the substantial  portion of the timberlands of Palco and its  subsidiaries  (the
"Palco  Timberlands"),  were approved by the federal and state  governments upon the consummation of the Headwaters Agreement. In connection with approval of the
Environmental  Plans,  incidental  take permits (the "Permits") were issued with respect  to  certain  threatened,  endangered  and  other  species  found on the timberlands  covered by the  Environmental  Plans. The Permits were to cover the
50-year  term of the HCP  and  allow  incidental  take of 17  different  species covered  by the HCP,  including  nine  species  which  are  found  on the  Palco
Timberlands  that have been listed under the ESA and/or the CESA. The agreements which  implement  the  Environmental  Plans also  provide for  various  remedies
(including  the issuance of written stop orders and  liquidated  damages) in the event of a breach by Palco,  Salmon Creek or Scotia Pacific  (collectively,  the
"Palco Companies") of these agreements or the Environmental Plans.

     Under the HCP,  harvesting  activities  are  prohibited  or  restricted  on certain areas of the Palco Timberlands.  Some of these restrictions continue for the entire  50-year term of the HCP. For example,  several areas  (consisting of substantial  quantities of timber,  including old growth redwood and Douglas-fir timber) are designated as habitat conservation areas for the marbled murrelet, a coastal seabird, and certain other species. Harvesting in certain other areas of the Palco  Timberlands is currently  prohibited  while these areas are evaluated for the potential risk of landslide. Further, additional areas alongside streams
have  been  designated  as  buffers,   in  which  harvesting  is  prohibited  or
restricted, to protect aquatic and riparian habitat.  Restrictions on harvest in streamside  buffers and  potential  landslide  prone acres may be adjusted up or down,  subject to certain  minimum and maximum  buffers,  based upon the ongoing watershed  analysis process  described below.  The adaptive  management  process described below may also be used to modify most of these restrictions.

     The first analysis of a watershed,  Freshwater,  was released in June 2001.
This  analysis was used by the Palco  Companies and the  government  agencies to develop  proposed  harvesting  prescriptions.  Prescriptions  for the Van  Duzen watershed  were approved in January 2004.  Prescriptions  for a third  watershed
(Lower Eel - Eel Delta) were approved in March 2004. The  Freshwater,  Van Duzen and Lower Eel  prescriptions  each  resulted in a  reduction  in the size of the streamside  buffers set forth in the  Environmental  Plans and also  provide for geologic  reviews in order to conduct any  harvesting  activities  on  potential landslide-prone  areas.  This effectively  reduced both the size and operational restrictions  in respect of  landslide-prone  areas.  The  analysis for a fourth watershed,  Elk River,  was submitted in mid-2004 for agency and public  review, and prescriptions for Elk River have been developed and are undergoing review by the relevant agencies.

     The  HCP  required  the  Palco  Companies,  together  with  the  government agencies,  to  establish  a schedule  resulting  in  completion  of the  initial watershed analysis process for all covered lands within five years. However, due largely to the number of agencies  involved and the depth and  complexity of the
analyses,   the  process  has  proven  to  require  more  time  than  originally anticipated.  Accordingly,  the  Palco  Companies  have  been  working  with the government  agencies to establish an appropriate  timeline and to streamline the process for  implementation of watershed  analysis on the remaining  portions of
Palco  Timberlands to ensure that such studies are time and cost efficient,  and that such studies continue to provide  scientific  results necessary to evaluate potential  changes to the  harvesting  restrictions  on those  lands.  The Palco
Companies  have  received  an  extension  to March 2007 of the time in which the watershed analysis process must be completed.  A proposed streamlined process is undergoing review by the relevant agencies.

     The HCP imposes certain restrictions on the use of roads on the timberlands covered by the HCP during  several  months of the year and during periods of wet weather.  However,  Palco has  conducted,  and expects to be able to continue to conduct,  some harvesting  during these periods.  An adaptive  management change approved in 2003 for the road restrictions has improved the ability to construct and use roads on the Palco  Timberlands  in ways  that are  consistent  with the operational needs of the Palco Companies. The HCP also requires that 75 miles of roads be stormproofed (i.e.,  reconstructed to reduce sediment generation) on an annual  basis and that  certain  other roads must be improved or  repaired.  The nature of this work  requires  that it be  performed  in the dry  periods of the year. To date, over 450 miles of roads have been stormproofed.

     The HCP contains an adaptive management provision, which both the state and federal governments have clarified will be implemented on a timely and efficient basis, and in a manner which will be both  biologically and economically  sound.
This provision  allows the Palco Companies to propose changes to many of the HCP prescriptions  based  on,  among  other  things,  economic  considerations.  The
regulatory   agencies  have  also  clarified  that  in  applying  this  adaptive management  provision,  to the extent the changes  proposed do not result in the jeopardy of a particular  species,  the  regulatory  agencies  will consider the
practicality  of  the  suggested  changes,   including  the  cost  and  economic
feasibility and viability. The Palco Companies and the agencies have implemented various  adaptive  management  changes related to wildlife and rare plants,  and
other  changes  relating  to  roads  and  streamside  buffers.   These  adaptive
management   changes  have  increased  Palco's  ability  to  conduct  harvesting operations  and/or reduce operating costs while still meeting the obligations of the Environmental Plans.

     Water Quality
     Laws and  regulations  dealing with water  quality are  impacting the Palco
Companies primarily in four areas:  efforts by the EPA and the North Coast Water
Board to establish  total  maximum daily load limits  ("TMDLs") in  watercourses that have been declared to be water quality impaired; actions by the North Coast
Water  Board to impose  waste  discharge  reporting  requirements  in respect of watersheds on the Palco  Timberlands  and in some cases,  clean-up or prevention measures; actions by the North Coast Water Board during the THP approval process which  impose  certain  operational  requirements  on  individual  THPs;  and  a directive of the North Coast Water Board to its staff to develop  watershed-wide waste  discharge  requirements  ("WWDRs")  for  the  Freshwater  and  Elk  River
watersheds.

     Under  the  CWA,  the EPA is  required  to  establish  TMDLs  for  relevant contaminants  in  watercourses  that have  been  declared  to be "water  quality impaired."  The EPA and the  North  Coast  Water  Board  are in the  process  of establishing  TMDLs for many  northern  California  rivers and  certain of their tributaries, including nine watercourses that flow within the Palco Timberlands.
On the Palco Timberlands, the relevant contaminant is simple sediment dust, dirt and gravel that is abundant in watercourses  largely as a function of the area's normally heavy rainfall and soil that erodes easily.  Palco expects this process to continue into 2010. In December  1999,  the EPA issued a report  dealing with
TMDLs  on  two  of  the  nine  watercourses.   The  agency  indicated  that  the
requirements under the HCP would significantly  address the sediment issues that resulted  in TMDL  requirements  for these  watercourses.  The North Coast Water
Board has begun the process of establishing the TMDL requirements  applicable to two other watercourses on the Palco Timberlands,  with a targeted  completion of
2006 for  these two  watercourses.  Scotia  Pacific's  scientists  are  actively working with North Coast Water Board staff to ensure these TMDLs  recognize  and incorporate  the  environmental  protection  measures of the HCP. The final TMDL requirements  applicable to the Palco Timberlands may require aquatic protection measures  that are  different  from or in  addition  to those in the HCP or that result from the prescriptions to be developed pursuant to the watershed analysis process provided for in the HCP.

     For each of the three  winter  periods  since  2002,  the North Coast Water
Board has  required  Palco to submit  "Reports of Waste  Discharge"  in order to conduct winter harvesting operations in the Freshwater and Elk River watersheds.
After  consideration  of these  reports,  the North Coast  Water  Board  imposed requirements  on the Palco  Companies to  implement  additional  mitigation  and erosion  control  practices  in these  watersheds  for each of the three  winter
operating   periods.   The  North  Coast  Water  Board  has  also  extended  the
requirements  for certain  mitigation  and erosion  control  practices  in three additional  watersheds (Bear,  Jordan and Stitz Creek).  The Palco Companies and
the North Coast Water Board are currently in discussions to determine what these measures  will be. The  requirements  imposed to date by the North  Coast  Water
Board have  significantly  increased  operating costs;  additional  requirements imposed in the  future  could  further  increase  costs and cause  delays in THP approvals.

     The North Coast Water Board has also issued a clean up and abatement  order
(the  "Elk  River  Order")  for the Elk  River  watershed,  which  is  aimed  at addressing  existing  sediment  production  sites through clean up actions.  The
North Coast Water Board has also  initiated  the process  which could  result in
similar  orders  for  the  Freshwater   and  Bear  Creek   watersheds,   and  is
contemplating similar actions for the Jordan and Stitz Creek watersheds. The Elk
River Order has  resulted in  increased  costs to Palco that could extend over a number of years.  Additional orders in other watersheds (should they be issued), may also result in further cost increases. Palco's appeal of the Elk River Order to the State Water Resources Control Board (the "State Water Board") was denied.
Palco has appealed the decision of the State Water Board in state court.

     In  addition  to the  foregoing  actions,  the North  Coast  Water Board in
December  2003  directed  its staff to create WWDRs for the  Freshwater  and Elk
River  watersheds.  As  harvesting  activities on the Palco  Timberlands  cannot readily be moved between watersheds due to, among other things, historic harvest patterns, adjacency restrictions,  and the age classes of trees, that action and the other matters  described above could,  in addition to the potential  effects noted above,  individually or collectively  result in reduced  harvest.  In that regard,  the staff of the North  Coast Water  Board has not yet  formulated  the required WWDRs for the Freshwater and Elk River  watersheds,  and has on several occasions  postponed its projected date for their completion.  As a result,  the
North  Coast  Water  Board has failed to release  for harvest a number of Scotia
Pacific's THPs that are located in the Freshwater and Elk River watersheds, even though these THPs have already been  approved by the other  government  agencies which review Scotia Pacific's THPs and are in compliance with the HCP. The delay in receiving the release of these THPs has adversely  impacted the cash flows of both Palco and Scotia Pacific.  Furthermore, it is likely that additional delays in the  development of the  Freshwater and Elk River WWDRs will occur,  and such delays could have adverse impacts beyond those currently being experienced.

     On February 25, 2005, the Executive Officer of the staff of the North Coast
Water Board publicly  announced  approval of the release of additional THPs such that  Palco  would  be  allowed  to  harvest  up to  50% of  the  harvest  limit established by the CDF for the Freshwater and Elk River watersheds. On March 16, the North Coast Water Board ordered (the "March 16 Order") that  additional THPs be  enrolled  that would  allow the  harvest of up to 75% of the  harvest  limit established by the CDF for the Freshwater and Elk River watersheds. Following an appeal of the March 16 Order to the State  Water  Resources  Control  Board (the
"State Water  Board"),  on April 6, 2005, a hearing  officer acting on behalf of the State Water Board issued an order staying the  enrollment of the  additional
THPs under the March 16 Order.

     California  Senate  Bill 810,  which  became  effective  January  1,  2004, provides regional water quality control boards with additional authority related to the approval of THPs on land within  impaired  watersheds.  Under this law, a
THP "may not be approved if the appropriate regional water quality control board finds, based on substantial evidence, that the timber operations proposed in the plan will result in a discharge into a watercourse  that has been  classified as impaired due to  sediment...that  causes or  contributes,  to a violation of the regional water quality  control plan.  Palco is uncertain of the operational and financial  effects which will ultimately result from Senate Bill 810. While this provision has not yet been invoked in respect of the Palco Timberlands,  because substantially all rivers and waterbodies on the Palco Timberlands are classified as  sediment-impaired,  implementation  of this law  could  result  in delays in obtaining  approval  of THPs,  lower  harvest  levels  and  increased  costs and additional protection measures beyond those contained in the HCP.

                            Memorandum

                          April 13, 2005

TO:               EDGAR B. WASHBURN

FROM:             WILLIAM SLOAN
                  ANDREA MCAFEE
                  CATHERINE BERTE
CLIENT:           92236 - PALCO
MATTER:           012 - Regional Water Board Matters
RE:               List of Regional and State Water Board Orders and Actions

Following is a  summarized  list of the orders  issued and actions  taken by the
Regional or State Board affecting The Pacific Lumber Company.

                        REGIONAL BOARD ORDERS AND ACTIONS

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
 #       ORDER NO.          DATE           TITLE OF ORDER                   DESCRIPTION                            ISSUES                            DISPOSITION
---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
1    87-113               09/24/87     Resolution No. 87-113,    Waives the filing of ROWDs (unless   PALCO had no issues with this        PALCO did not appeal this order.
     ***                               Waiving Waste Discharge   requested by the Board) and          Resolution.
     Resolution                        Requirements for          issuances of WDRs for specific                                            *Rescinded by R1-2002-0109
     (Categorical                      Specific Types of         types of waste discharges under      Under amendments to Cal. Water       (Interim Categorical Waiver)*
     Waiver)                           Discharges                Cal. Water Code ss.13269, including  Code ss.13269 (SB 390), the existing
                                                                 stormwater runoff, erosion from      waivers expired on 1/1/03.
                                                                 minor construction projects, minor
                                                                 stream channel alterations, and
                                                                 timber harvesting.  "The Regional
                                                                 Board finds that waiver of [ROWDs
                                                                 and WDRs] . would enable
                                                                 Regional Board staff resources to
                                                                 be used more effectively."

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------

2    97-115               09/23/97     Cleanup and Abatement     Orders cleanup and abatement of      First attempt to link landslides     PALCO filed a petition for review.
     ***                               Order No. 97-115, North   activities pertaining to             and harvesting; no current issues
     CAO                               Fork Elk River            landslides observed in and around    since the CAO was superceded.        *Rescinded by 98-100 (CAO)*
     (North Fork Elk)                                            THP 94-360.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
3    98-100               09/22/98     Cleanup and Abatement     Rescinds in part 97-115 (CAO).       Contains findings that PALCO         PALCO filed a petition for
     ***                               Order No. 98-100, North   Orders further cleanup and           caused the water quality problems    review, but is complying with CAO
     CAO                               Fork Elk River            abatement activities: (1) survey     in the North Fork Elk River; no      98-100 requirements; has
     (North Fork Elk)                                            downstream landowners utilizing      formal evidentiary hearing was       surveyed, provided water, and
                                                                 North Fork Elk for domestic or       ever held, but the Regional and      replaced water systems of various
                                                                 agricultural water supply; and       State Board have insisted            landowners; PALCO could consider
                                                                 (2) provide adversely affected       (particularly in the THP 520         challenging the findings by
                                                                 downstream surface water users       proceedings) that the stipulated     invoking the settlement
                                                                 with alternative water supplies.     settlement(02/22/99)serves as a      agreement's provision with
                                                                                                      concession by PALCO that it was      respect to new evidence.
                                                                                                      responsible for the conditions
                                                                                                      in the North Fork Elk River;
                                                                                                      PALCO has argued that the
                                                                                                      settlement agreement expressly
                                                                                                      states that PALCO is not admitting
                                                                                                      liability.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
4    N/A                  09/09/00     Staff Report for          Evaluates several adverse impacts    PALCO submitted comments opposing
     ***                               Proposed Regional Water   to beneficial uses of water caused   the report at these workshops.
     Staff Report                      Board Actions in the      by discharge of sediment from        The report underlies many of the
                                       North Fork Elk River,     lands owned by PALCO within the      other identified matters, but does
                                       Bear Creek, Freshwater    5 other watersheds. Alternatives     not constitute its own order.
                                       Creek,Jordan Creek and    addressed in the report include
                                       Stitz Creek Watersheds    adoption of individual WDRs for
                                                                 timber harvest activities and
                                                                 expediting the time schedule for
                                                                 development of TMDLs for
                                                                 Freshwater Creek, Elk River, and
                                                                 the Middle Fork of the Eel River
                                                                 to which Stitz, Bear and Jordan
                                                                 Creeks are tributary. Proposes
                                                                 cease and desist orders limiting
                                                                 timber harvest rates in Bear at
                                                                 72.75 acres/yr and in NFER at
                                                                 39.57 acres/yr (rates developed by
                                                                 Leslie Reid).

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
5    R1-2001-0019         03/28/01     Monitoring and            Orders PALCO to conduct water        At issue was the Regional Board's    PALCO filed petition for review
R    ***                               Reporting Program         quality monitoring in the South      authority to require additional      and stay of this order (SWRCB/OCC
     MRP                               Order No. R1-2001-0019    Fork Elk River watershed in          monitoring after a THP has been      File A-1380).  The State Board
     (South Fork Elk)                  (South Fork Elk River)    conjunction with THP 520.            approved, particularly when no       denied PALCO's stay request
                                                                                                      information changed and the          (WQO-2001-0009) and modified the
                                                                                                      harvesting had not yet begun;        monitoring requirements of
                                                                                                      PALCO argued that the Order was      R1-2001-0019 (WQO-2001-0014).
                                                                                                      not supported by the weight of the
                                                                                                      evidence and that the burden of
                                                                                                      the monitoring outweighed any
                                                                                                      benefit.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
6    R1-2002-0080         10/24/02     Policy for Waiving        As a result of the amendments to     "Storm water runoff" is one of the   PALCO did not appeal this order.
     ***                               Waste Discharge           Water Code ss.13269 (SB 390), the      waiver categories listed in
     Resolution                        Requirements for          waiver categories listed in          Attachment B, "Storm water runoff
     (Categorical                      Specific Types of Waste   Attachment A would expire 1/1/03     is not governed by statewide
     Waiver)                           Discharge                 and be replaced by individual        regulations, no water quality
                                                                 WDRs, waivers, or general orders.    problems are anticipated and no
                                                                 WDRs are waived for categories       NPDES permit is required."
                                                                 listed in Attachment B (these
                                                                 categories will be reviewed and
                                                                 amended within 5 years from date
                                                                 of resolution).

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
7    R1-2002-0085         08/01/02     Cleanup and Abatement     Ordered PALCO to prepare according   PALCO has argued that the Regional   PALCO filed a petition for review
     ***                               Order and Request for     to a set time table: (1) work plan   Board does not have the authority    (SWRCB/OCC File A-1501).  At
     CAO                               Technical Reports No.     to conduct corrective actions on     to issue CAOs as a collateral        PALCO's request, the State Board
     (North & South                R1-2002-0085 (North and   roads identified in the PWA          attack on approved THPs, that the    is holding matter in abeyance
     Forks Elk)                        South Fork Elk Rivers)    report, (2) a report identifying     CAO is not supported by the          until 10/11/06.
                                                                 options and preferred alternatives   evidence, that the CAO cannot
                                                                 for remediation of each road         and regulate natural or legacy      *Rescinded by R1-2002-0114 (CAO);
                                                                 non-road related landslides          conditions, and that the CAO is a    PALCO's position is that
                                                                 contained in PWA report; (3) an      breach of the Headwaters Agreement.  R1-2002-0114(CAO) is also being
                                                                 assessment of in-stream soil held                                         abeyance*
                                                                 in deposits in Bridge Creek
                                                                 and the Little North
                                                                 Fork Elk River.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
8    Letter Order         08/05/02     Order Requiring Reports   Order requires PALCO to provide      PALCO raised a number of arguments   PALCO filed a petition for review
     ***                               of Waste Discharge for    reports of waste discharge for Elk   against the ROWD (and the            (SWRCB/OCC File A-1502).  At
     ROWDs                             Elk River ("Elk River     River; order addresses only wet      subsequent WDRs), including that     PALCO's request, the State Board
     (Elk)                             ROWD")                    weather conditions between Oct. 15   WDRs are unauthorized, barred by     is holding matter in abeyance
                                                                 and May 1 of each years.             collateral estoppel, are unduly      until 10/11/06.
                                                                                                      burdensome, are not supported by
                                                                                                      the evidence, and breach the
                                                                                                      Headwaters Agreement.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
9    R1-2002-0088         08/15/02     Order Requiring           Technical report order for Elk       PALCO raised a number of arguments   PALCO filed a petition for review
     ***                               Technical Information,    River TMDL development monitoring.   against the MRP Order, including     (SWRCB/OCC File A-1507).  At
     MRP                               Monitoring and                                                 that it is unauthorized, barred by   PALCO's request, the State Board
     (Elk)                             Reporting Program                                              collateral estoppel, is unduly       is holding matter in abeyance
                                       R1-2002-0088 (Elk River)                                       burdensome, not supported by the     until 10/11/06.
                                                                                                      evidence, and breaches the
                                                                                                      Headwaters Agreement.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
10   R1-2002-0105         11/07/02     Waste Discharge           Orders PALCO to comply with MRP      No current issues since the WDRs     PALCO did not appeal this order.
     ***                               Requirements No.          R1-2002-0105 and submit on July 1    were rescinded.
     WDRs                              R1-2002-0105 (Elk River)  of each year, a revised ROWD                                              *Rescinded by R1-2003-0007 (WDRs)*
     (Elk)                                                       identifying all THPs and associated
                                                                 activities proposed to
                                                                 be conducted in the Elk
                                                                 River watershed during the
                                                                 winter months.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
11   R1-2002-0105 ***     11/07/02     Monitoring and            Requires instream water sample       No current issues since the MRP      PALCO did not appeal this order.
     MRP                               Reporting Program No.     collection at selected stream        Order was rescinded.
     (Elk)                             R1-2002-0105 (Elk River)  crossings; objective is to assess                                         *Rescinded by R1-2003-0007 (MRP)*
                                                                 and demonstrate compliance with
                                                                 WDR Order R1-2002-0105.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
12   R1-2002-0109         12/10/02     Interim Categorical       *Rescinds Resolution 87-113          This order was adopted in            PALCO did not appeal this order.
     ***                               Waiver for Discharges     (Categorical waiver resolution).*    anticipation of the expiration of
     Resolution                        Related to Timber         Waives issuance of WDRs and          Resolution 87-113 on 1/1/03.  The    EPIC/HWC petitioned the State
     (Interim                          Operations in the North   submittal of ROWDs for timber        Regional Board did not permit        Board for review and stay of this
     Categorical Waiver)               Coast Region              operations on private lands;         PALCO to use this categorical        order (SWRCB/ OCC File A-1539);
                                                                 dischargers must comply with the     waiver for its Elk and Freshwater    the stay was denied (see SWRCB
                                                                 requirements of the Basin Plan,      THPs.                                4/15/03 letter order below).
                                                                 monitoring programs instituted by
                                                                 the Executive Officer, and submit                                         *Rescinded by R1-2003-0116
                                                                 a Notice of Intent and approved                                           (Interim Categorical Waiver)*
                                                                 THP prior to commencement of
                                                                 timber operations.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
13   R1-2002-0111         12/10/02     Waiver of Waste           Renews the waivers of ROWDs and      The categorical waiver granted       PALCO did not appeal this order.
     ***                               Discharge Requirements    WDRs for a number of active North    under Resolution 87-113 was to
     Waiver of WDRs                    for Specific, Currently   Coast THPs covered under the         expire on 01/01/03; this order       HWC filed a petition for review
                                       Active Timber Harvest     timber harvesting categorical        extended the waiver for an           (see SWRCB/OCC File A-1542).  By
                                       Plans as of January 1,    waiver in Resolution 87-113 (see     additional five years.               letter of 03/21/03, the State
                                       2003, on Private and      #1 above); a list of the specific                                         Board consolidated this petition
                                       State Lands Within the    THPs is attached to the order.                                            with HWC's later petition for
                                       North Coast Region                                                                                  review of Order R1-2003-0007

                                                                                                                                           (MRP)
                                                                                                                                           (see
                                                                                                                                           #18
                                                                                                                                           below).
                                                                                                                                           Both
                                                                                                                                           petitions
                                                                                                                                           were
                                                                                                                                           ultimately
                                                                                                                                           dismissed
                                                                                                                                           by
                                                                                                                                           the
                                                                                                                                           State
                                                                                                                                           Board.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
14   R1-2002-0114         12/17/02     Cleanup and Abatement     Rescinds R1-2002-0085 (CAO).         PALCO has argued that the Regional   PALCO filed a petition for
     ***                               Order and Request for     Orders PALCO to (1) conduct all      Board does not have the authority    review, which State Board
     CAO                               Technical Reports No.     cleanup and abatement activities     to issue CAOs as a collateral        rejected by letter dated
     (North & South                    R1-2002-0114 (North and   under direction of a CE; (2)         attack on approved THPs, that the    1/28/03.  PALCO then sent a
     Forks Elk)                        South Forks Elk River)    prepare and submit a workplan to     CAO is not supported by the          letter explaining that the
                                                                 conduct corrective actions on        evidence, that the CAO cannot        material pertaining to this
                                                                 roads identified in PWA report;      regulate natural or legacy           matter is encompassed within
                                                                 (3) prepare and submit itemized      conditions, and that the CAO is a    SWRCB/OCC File A-1501 (PALCO
                                                                 report identifying all options and   breach of the Headwaters Agreement.  Petition for Review of
                                                                 preferred alternatives for the                                            R1-2002-0085).
                                                                 remediation of each road and
                                                                 non-road related site in PWA                                              *Since this order rescinded
                                                                 report; (4) prepare and submit an                                         R1-2002-0085 (CAO), which the
                                                                 assessment of in-stream soil                                              State Board was holding in
                                                                 deposits in Bridge Creek and the                                          abeyance until 10/11/06 at
                                                                 North Branch of the NF Elk                                                PALCO's request, PALCO's position
                                                                                                                                           is that R1-2002-0114 (CAO) is
                                                                 *Effectively did nothing more than                                        also being held in abeyance*
                                                                 make grammatical changes to and
                                                                 alter deadlines for R1-2002-0085*

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
15   Letter Order         12/19/02     Letter order requiring    Request for reports of waste         PALCO filed suit on the primary      PALCO filed a petition for review
     ***                               reports of waste          discharges for certain THPs in       grounds that the findings in this    (SWRCB/OCC File A-1543).  The
     ROWD                              discharge of Freshwater   Freshwater.                          order (i.e., PALCO's harvesting is   State Board dismissed without
     (Freshwater)                      Creek ("Freshwater                                             the cause of water quality           review or hearing; on 8/22/03,
                                       ROWD").                                                        problems in the watershed) are not   PALCO filed a Petition and
                                                                                                      supported by the evidence, that      Complaint in Humboldt County
                                                                                                      the order is unauthorized under      Superior Court (Case No.
                                                                                                      the comprehensive regulatory         CV03-0650).
                                                                                                      regime established by the FPA and
                                                                                                      FPR, and that the order is barred
                                                                                                      by collateral estoppel and Gov't
                                                                                                      Code ss.51115.5; PALCO has also
                                                                                                      alleged breach of contract,
                                                                                                      promissory estoppel, violations of
                                                                                                      due process and equal protection,
                                                                                                      and an uncompensated taking.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
16   Letter Order         01/06/03     Section 13267 Order for   Letter order requiring information   PALCO decided it could live with     PALCO did not appeal this order.
     ***                               Freshwater Creek          relating to "early abatement"        this order (effort was being made
     CAO                               Cleanup and Abatement     actions for the Freshwater Creek     to find common ground with
     (Freshwater)                      Activities                Watershed, prior to completion of    Regional Board).
                                                                 the TMDL development process.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
17   R1-2003-0007         01/31/03     Revision of Waste         Rescinds R1-2002-0105 (WDRs).        PALCO decided it could live with     PALCO did not appeal this order.
     ***                               Discharge Requirements    Enforces PALCO to submit reports     this order (effort was being made
     WDRs                              No. R1-2003-0007 (Elk     of waste discharge on fifteen Elk    to find common ground with           *Rescinded by R1-2003-0118 (WDRs)*
     (Elk)                             River)                    River THPs.                          Regional Board).

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
18   R1-2003-0007         01/30/03     Monitoring and            Rescinds R1-2002-0105 (MRP).         PALCO decided it could live with     PALCO did not appeal this order.
     ***                               Reporting Program No.     Requires instream water sample       this order (effort was being made
     MRP                               R1-2003-0007 (Elk River)  collection at selected stream        to find common ground with           HWC filed a petition for review.
     (Elk)                                                       crossings; objective is to assess    Regional Board).                     and the State Board consolidated
                                                                 and demonstrate compliance with                                           this petition with HWC's earlier
                                                                 Revised WDR Order R1-2003-0007.                                           petition for review of Order

                                                                                                                                           R1-2002-0111
                                                                                                                                           (SWRCB/
                                                                                                                                           OCC
                                                                                                                                           File
                                                                                                                                           A-1542)
                                                                                                                                           (see
                                                                                                                                           #13
                                                                                                                                           above);
                                                                                                                                           both
                                                                                                                                           petitions
                                                                                                                                           were
                                                                                                                                           ultimately
                                                                                                                                           dismissed
                                                                                                                                           by
                                                                                                                                           the
                                                                                                                                           State
                                                                                                                                           Board.

                                                                                                                                           *Rescinded by R1-2003-0118 (WDRs)*

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
19   R1-2003-0027         02/27/03     Waste Discharge           Enforces WDRS on Freshwater on       PALCO decided it could live with     PALCO did not appeal this order.
     ***                               Requirements No.          THPs not already covered by WDRs     this order (effort was being made
     WDRs                              R1-2003-0027              submitted by PALCO on 1/16/03 or     to find common ground with           *Rescinded by R1-2003-0119*
     (Freshwater) (Freshwater Creek) waiver thereof. Regional Board).

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
20   R1-2003-0027         02/27/03     Monitoring and            Enforces monitoring on Freshwater    PALCO decided it could live with     PALCO did not appeal this order.
     ***                               Reporting Program No.     to "assess and demonstrate           this order (effort was being made
     MRP                               R1-2003-0027              compliance with WDR R1-2003-0027.    to find common ground with           *Rescinded by R1-2003-0119*
     (Freshwater) (Freshwater Creek) Regional Board).
---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
21   Letter Order         03/26/03     Letter order requiring    Letter seeks GIS data layers from    PALCO filed suit on the primary      PALCO filed a petition for review
     ***                               technical reports         PALCO.                               grounds that the order violated      (SWRCB/OCC File No. A-1564) and
     Technical Reports                 related to GIS layers                                          due process by having no hearing,    State Board dismissed without
     re GIS Layers                     pursuant to Water Code                                         that such information cannot be      review or hearing; PALCO filed
     (Elk & Freshwater)                section 13267(b) (Elk                                          compelled through the TMDL           Petition and Complaint in
                                       River & Freshwater)                                            process, that the evidence does      Humboldt County Superior Court
                                                                                                      not support such an order, that      (Case No. CV03-0761).
                                                                                                      the information constitutes
                                                                                                      privileged trade secrets, and that   On 01/25/05, the Regional Board
                                                                                                      the order constitutes an             wrote to PALCO (see #30 below)
                                                                                                      uncompensated taking, a violation    stating it reserved discretion to
                                                                                                      of due process, and a violation of   pursue enforcement actions for
                                                                                                      equal protection.                    failure to meet the deadlines of
                                                                                                                                           this order or to require
                                                                                                                                           compliance in the future.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
22   Letter Order         03/26/03     Letter order requiring    Letter identifies six specific       PALCO filed suit on the primary      PALCO filed a petition for review
     ***                               technical reports         categories of reports, including     grounds that the order violated      (SWRCB/OCC File No. A-1564) and
     Technical Reports                 related to several        stream crossings information,        due process by having no hearing,    the State Board dismissed without
     re Information Gaps               information gaps,         inventories and maps to be           that such information cannot be      review or hearing; PALCO filed a
     (Elk & Freshwater)                pursuant to Water Code    disclosed by PALCO to the Regional   compelled through the TMDL           Petition and Complaint in
                                       section 13268(b) (Elk     Board.                               process, that the evidence does      Humboldt County Superior Court
                                       River & Freshwater)                                            not support such an order, that      (Case No. CV03-0761 - this is the
                                                                                                      the information constitutes          same suit described in #21 above).
                                                                                                      privileged trade secrets, and that
                                                                                                      the order constitutes an
                                                                                                      uncompensated taking, a violation
                                                                                                      of due process, and a violation of
                                                                                                      equal protection.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
23   R1-2003-0073         06/26/03     Resolution Delegating     Appoints Catherine Kuhlman as                                             PALCO did not appeal this order.
     ***                               Certain Powers and        Executive Officer of the Regional
     Resolution                        Duties to the Executive   Board (effective 8/15/03) and
     (Powers of the                    Officer                   delegates all powers and duties of
     Executive Officer)                                          the Regional Board to her.

---- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
24   R1-2003-0076         08/27/03     Resolution Forwarding     Regional Board initiated the         If the nomination is approved by     PALCO did not appeal this
     ***                               Elk River Sensitive       nomination process under the         the Board of Forestry, the Elk       resolution, but did submit its
     Resolution                        Watershed Nomination to   Forest Practice Rules to designate   River watershed would be subjected   opposition; the Board of Forestry
     (Elk River                        Board of Forestry         the Elk River Watershed as a         to substantial additional            discussed this item at its
     Sensitive                                                   "Sensitive Watershed" under 14 CCR   operating restrictions under the     10/9/03 meeting and requested
     Watershed                                                   ss.916.8; the BOF will now hold        Forest Practice Rules.               that two BOF members develop and
     Nomination)                                                 hearings and make the final                                               formalize a process to form a

                                                                                                                                           determination.
                                                                                                                                           committee
                                                                                                                                           for
                                                                                                                                           exploration
                                                                                                                                           on
                                                                                                                                           how
                                                                                                                                              to
                                                                                                                                              evaluate
                                                                                                                                              a
                                                                                                                                              sensitive
                                                                                                                                              watershed
                                                                                                                                              nomination.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
25      R1-2003-0116         11/05/03     Interim Categorical       Subject to the conditions of the                                          PALCO did not appeal this order.
        ***                               Waiver for Discharges     order, the Regional Board waived
        Interim                           Related to Timber         the submittal of ROWDs and                                                *Rescinded by R1-2004-0016
        Categorical Waiver                Operations in the North   issuance of WDRs for waste                                                (Categorical Waiver)*
                                          Coast Region              discharges associated with timber
                                                                    operations on non-federal lands,
                                                                    unless the Executive Officer
                                                                    determined otherwise.  The
                                                                    Executive Officer may deny
                                                                    coverage where a request for WDRs
                                                                    is received from a state agency or
                                                                    subdivision; where unique
                                                                    conditions warrant further
                                                                    regulation; or where timber
                                                                    operations involve discharges that
                                                                    could result in reduced water
                                                                    quality protection or pose a
                                                                    significant threat to water
                                                                    quality.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
26      R1-2003-0118         11/05/03     Waste Discharge           Enforces WDRs on 22 THPs  in Elk     PALCO decided it could live with     PALCO did not appeal this order.
        ***                               Requirements for PALCO    River during winter operations (9    this order (effort was being made
        WDRs                              (Elk River)               THPs were carried over from          to find common ground with
        (Elk)                                                       R1-2003-0007).                       Regional Board).

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
27      R1-2003-0118         11/05/03     Monitoring and            Objective is to assess and           Requires PALCO to collect instream   PALCO did not appeal this order.
        ***                               Reporting Program for     demonstrate compliance with WDR      water samples at selected stream
        MRP                               PALCO (Elk River)         Order R1-2003-0118.                  crossings on THPs covered by WDR
        (Elk)                                                                                            Order R1-2003-0118 and prepare
                                                                                                         monthly and quarterly reports.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
28      R1-2003-0119         11/05/03     Waste Discharge           Enforces WDRs on 16 THPs  in Elk     PALCO decided it could live with     PALCO did not appeal this order.
        ***                               Requirements for PALCO    River during winter operations (4    this order (effort was being made
        WDRs                              (Freshwater}              THPs were carried over from          to find common ground with
        (Freshwater)                                                R1-2003-0027).                       Regional Board).

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
29      N/A                  08/26/03     Phase II Report:          Regional Board held a series of      The primary issue that has evolved   PALCO submitted comments opposing
        ***                  08/27/03     Independent Scientific    workshops on the Phase II Report     from the ISRP is the Regional        the report at these workshops.
        ISRP Report Phase    09/23/03     Review Panel              of the ISRP.                         Board's unprecedented effort to      The report underlies many of the
        II                   11/04/03                                                                    impose a rate of harvesting          other identified matters, but
                             12/02/03                                                                    restriction on PALCO to address      does not constitute its own order.
                                                                                                         the Board's alleged concerns over
                                                                                                         water quality.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
30      Letter Order         06/17/04     Request for Reports of    The letter request carries out the   There is some overlap between the    On 01/25/05, the Regional Board
        ***                               Waste Discharge for       Board's December 2003 motion         data requested in this letter        wrote to PALCO "in the spirit of
        ROWDs                             Timber Harvesting and     directing staff to address water     order and the letter order of        cooperation, and to allow the
        (Elk & Freshwater)                Related Activities in     quality impacts in the listed        03/26/03 requesting data under       [WWDRs] to proceed to fruition"
                                          North Fork Elk River,     watersheds.  To be deemed            Water Code ss.13267 (see #21           stating that the ROWDs were
                                          South Fork Elk River,     complete, the 3 ROWDs must each      above).  PALCO will not agree to     deemed complete and that the
                                          and Freshwater Creek      contain a general summary of past,   provide the Board with GIS data in   Board would proceed with drafting
                                          Watersheds, Humboldt      ongoing and foreseeable              electronic format, but will          the WWDRs.  However, the Board
                                          County, California        activities; project-specific         provide the data in hard copy.       reserved its discretion to pursue
                                          (pursuant to              sediment delivery estimates; and                                          enforcement actions for failure
                                          Porter-Cologne ss.13260)    spatial data and maps (including                                          to meet the deadlines set in the
                                                                    GIS layers).                                                              ss.13267 Order (see #21 above).

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
31      R1-2004-0016         06/23/04     Categorical Waiver of     Rescinds R1-2003-0116 (Categorical   Order expires 6/23/09.               PALCO did not appeal this order.
        ***                               Waste Discharge           Waiver).  Excludes projects
        Categorical Waiver                Requirements for          accepted for filing, but not
                                          Discharges Related to     approved, by CDF prior to
                                          Timber Harvest            6/23/04.  Those dischargers have
                                          Activities on             until 10/15/04 to seek temporary
                                          Non-Federal Lands in      coverage under R1-2003-0116 and
                                          the North Coast Region    then be automatically covered
                                                                    under R1-2004-0016 provided
                                                                    they meet the eligibility criteria
                                                                    of R1-2004-0016. Order sets
                                                                    out 6 waiver categories for new
                                                                    projects and the criteria
                                                                    for each category. Projects
                                                                    that do not meet the
                                                                    eligibility criteria for one
                                                                    of the 6 waiver categories
                                                                    are subject to individual
                                                                    waivers, general WDRs (under
                                                                    R1-2004-0030), or individual
                                                                    WDRs. Attaches a Guidance
                                                                    Document and Certification
                                                                    Notice forms.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
32      R1-2004-0028         04/02/04     Cleanup and Abatement     Requires PALCO to prepare and        PALCO has attempted to comply with   PALCO did not appeal this order.
        ***                               Order and Requirement     submit sediment source inventory,    this order in collaboration with
        CAO                               for Technical Reports     sediment reduction work plans,       Regional Board staff.
        (South & Mainstem                 for PALCO (South Fork     treatment schedules, and annual
        Elk)                              Elk River and Mainstem    summary reports and monitoring
                                          Elk River)                plans.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
33      R1-2004-0030         06/23/04     General Waste Discharge   Order adopts the Negative            PALCO applied for GWDR permit        PALCO did not appeal this order.
        ***                               Requirements for          Declaration under CEQA and sets      coverage for 22 THPs in Elk and
        GWDRs                             Discharges Related to     out the requirements for obtaining   Freshwater as a bridge between       HWC filed petition for review and
                                          Timber Harvest            general WDRs for timber harvest      expiration of the 2004 permits and   emergency stay after the 12/24/04
                                          Activities on             activities conducted on              a delay in adopting new              enrollment (SWRCB/OCC File
                                          Non-Federal Lands in      non-federal lands.  Projects that    watershed-wide WDRs.  On 12/24/04,   A-1683).  HWC's request for stay
                                          the North Coast Region    do not qualify for a waiver of       the Executive Officer enrolled 4     was denied (see WQO-2005-0001
                                                                    WDRs under Order R1-2004-0016        of the THPs (THP 00-428, THP         below).
                                                                    (Categorical Waiver) can apply for   01-193, THP 13-198 and THP 04-168)
                                                                    GWDRs.  If coverage is denied        under the GWDRs.                     HWC filed a second petition for
                                                                    individual ROWDs must be submitted                                        review and stay after the 3/16/05
                                                                    for individual WDRs                  On 3/16/05, the Regional Board       enrollment (SWRCB/OCC File
                                                                                                         enrolled additional PALCO Elk and    A-1692). This time, the State
                                                                                                         Freshwater THPs under GWDR Order     Board granted HWC's stay (see
                                                                                                         R1-2004-0030 until the total         WQO-2005-0006 below).
                                                                                                         acreage enrolled in the
                                                                                                         drainages equaled 75% of the
                                                                                                         acreage in the THPs previously
                                                                                                         approved by CDF.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
34      R1-2004-0042         05/12/04     Declining Request for     Denies the 10/2/03 request of HWC    Notes that in response to various    On 5/5/04, PALCO had made an oral
        ***                               Order Requiring           to have the Regional Board require   investigations and concerns, "the    commitment to staff that it (1)
        Dredging                          Dredging in the Elk       PALCO to dredge sediment deposits    Regional Board has directed staff    agreed a flooding assessment was
        (Elk)                             River                     from NFER, SFER and Main Stem Elk    to begin work on WWDRs in the        needed; (2) would help with the
                                                                    and to issue WDRs to prevent         above-noted watersheds."             flooding assessment; and (3)
                                                                    further sediment discharges.  The                                         would release info it possesses
                                                                    resolution denies HWC's request                                           concerning flooding.  On 5/6/04,
                                                                    and directs the Executive Officer                                         PALCO verified its commitment to
                                                                    to work with PALCO to compile                                             participate in a flooding
                                                                    information necessary to conduct a                                        assessment and provide logistical
                                                                    flooding assessment.                                                      and technical assistance.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
35      R1-2004-0087         11/29/04     Resolution re Total       Directs the Executive Officer to                                          PALCO did not appeal this order.
        ***                               Maximum Daily Load        develop a workplan addressing
        TMDL Development                  Implementation Policy     watershed priorities for
                                          Statement for             addressing sediment waste
                                          Sediment-Impaired         discharges at the
                                          Receiving Waters in the   watershed-specific level; directs
                                          North Coast Region        staff to work with landowners to
                                                                    control sediment discharges;
                                                                    directs completion of report
                                                                    "Salmonid Freshwater Habitat
                                                                    Properly Functioning Conditions
                                                                    for Sediment-Related Parameters";
                                                                    directs staff to consider EPA
                                                                    sediment TMDLs as "foundational
                                                                    technical documents upon which
                                                                    to base implementation actions";
                                                                    and directs the EO to prepare
                                                                    amendments to the Basin Plan for
                                                                    established TMDLs.
------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------

                         STATE BOARD ORDERS AND ACTIONS

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
  #          ORDER NO.          DATE          IN THE MATTER OF                  DESCRIPTION                            ISSUES                            DISPOSITION
------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
A       WQO-2001-0009        05/17/01     Petition of the Pacific   Denies PALCO's request for stay of   The Regional Board agreed not to
        ***                               Lumber Company and        the monitoring and reporting         pursue administrative civil
        SWRCB/OCC File                    Scotia Pacific Company    requirements of R1-2001-0019         liability for violations of
        A-1380                            LLC for Review of         during the pendency of its           R1-2002-0019, provided PALCO did
                                          Monitoring and            petition for review..                not begin timber operations on THP
                                          Reporting Order No.                                            520 pending the State Board's
                                          R1-2001-0019                                                   review on the merits.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
B       WQO-2001-0014        10/18/01     Pacific Lumber and        Orders PALCO to conduct water        The primary issue on appeal is       The State Board vacated the order
        ***                               Scotia Pacific Company    quality monitoring in the South      whether the Regional and State       per the outcome of Humboldt
        SWRCB/OCC File                    LLC For Review of         Fork Elk River watershed in          Board's have the authority to        County Superior Court litigation
        A-1380                            Monitoring and            conjunction with THP 520 per         impose additional restrictions on    (DR01-0860).  The case is now
                                          Reporting Order No.       Regional Board's Order No.           a THP after it has been approved     awaiting oral argument before the
                                          R1-2001-0019              R1-2001-0019.                        by CDF and no Head-of-Agency         California Supreme Court.
                                                                                                         Appeal has been taken; the
                                                                                                         Superior Court held that the
                                                                                                         Boards do not have such
                                                                                                         authority; SB 810 was passed
                                                                                                         empowering the Regional Board
                                                                                                         with greater authority to stop
                                                                                                         a THP approval.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
C       WQO-2002-0004        01/23/02     Humboldt Watershed        State Board's order in response to   This matter is effectively an        State Board remands the matter to
        ***                               Council, Jesse Noel and   HWC Petition.  The Regional Board    amalgam of the other matters         the Regional Board for
        SWRCB/OCC File                    Ken Miller For            is directed to expedite TMDL         above, only the HWC wants even       consideration and action.
        A-1361                            Imposition of Waste       development in the 5 watersheds      further measures taken against
                                          Discharges Requirements   and take other appropriate           PALCO.                               Clarified by WQO-2002-0019.
                                          in the Freshwater Creek   actions, such as progress reports
                                          and Elk River Drainages   addressed to the State Board
                                          or for an Order
                                          Directing the North
                                          Coast Regional Water
                                          Quality Control Board
                                          to Conduct Hearings
                                          Regarding Waste
                                          Discharge Requirements
                                          Or to Take Other
                                          Appropriate Action
                                          Against Pacific Lumber
                                          Company

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
D       WQO-2002-0019 10/17/02 Humboldt Watershed State Board's order in response to This matter is effectively an On 11/20/02, HWC filed suit in
        *** Council, Jesse Noel and HWC Renewed Petition alleging the amalgam of the other matters San Francisco Superior Court SWRCB/OCC File Ken Miller
        To Require Regional Board had not complied above, only HWC wants even further (Case No. CPF 02-502062), which A-1479 Reports of Waste with
        WQO-2002-0004. The order measures taken against PALCO; the PALCO successfully had
                                          Discharge and to Issue    directs the Regional Board to        Regional Board often cites this      transferred to Humboldt County
                                          Waste Discharge           continue taking action per           order and WQ-2002-0004 as a          where it filed a Motion to
                                          Requirements For All      WQO-2002-0004 and to require WDRs    directive for all of their actions.  Dismiss (Case No. CV03-0438).
                                          Logging Conducted by      as appropriate.  It further                                               Before the motion was heard, HWC
                                          Pacific Lumber Company    clarifies the topics of Regional                                          voluntarily dismissed the suit.
                                          in the Freshwater         Board progress reports to be give
                                          Creek, Elk River, Stitz   to the State Board and rejects                                            On 12/17/03, HWC filed a second
                                          Creek, Bear Creek, and    Petitioners' request to require                                           suit in Humboldt County (Case No.
                                          Jordan Creek Drainages    WDRs for all PALCO THPs in the 5                                          CV03-0961) and sought a temporary
                                          or to Direct the North    watersheds.                                                               restraining order.  The court
                                          Coast Regional Water                                                                                denied the TRO on 1/12/04 and
                                          Quality Control Board                                                                               HWC's subsequent petition  for
                                          to Render a Decision on                                                                             stay to the Court of Appeal was
                                          Issues Raised by                                                                                    denied.  On 1/4/05, HWC dismissed
                                          Petitioner.                                                                                         the case with prejudice.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
E       Letter Order         04/24/03     Petition of               The State Board denied HWC's stay    HWC appealed the Regional Board's    The State Board denied HWC's
        ***                               Environmental             request in a letter to Mike Lozeau   adoption of interim categorical      request for stay.
        SWRCB/OCC File                    Protection Information    dated 4/24/03, on the grounds that   waivers and requested a stay.
        A-1539                            Center and Humboldt       HWC did not prove there would be
                                          Watershed Council         substantial harm to petitioner or
                                          (Interim Categorical      the public if a stay was not
                                          Waiver for Discharges     granted and failed to demonstrate
                                          Related to Timber         that there will be a lack of harm
                                          Operations, Resolution    to the public interest if a stay
                                          No. R1-2002-0109          is granted.  The letter attached
                                                                    Craig Wilson's 4/15/05 memorandum
                                                                    to State Board Executive Director
                                                                    Celeste Cantu.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
F       Head of Agency 09/19/03 Head of Agency Appeal State Board initiated a formal This is the first Head of Agency The State Board withdrew its
        Appeal to Board of Forestry on Head of Agency Appeal of THP Appeal taken by the State Board appeal on 09/26/03 before any *** THP 1-02-218 "Root
        1-02-218 to the Board of Forestry (despite numerous requests by the action was taken; the THP has
                                          Canal."                   at the Regional Board's request      Regional Board in the past).         since been approved and harvested.
                                                                    (14 CCR ss.1056 et seq.).

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
G       WQO-2005-0001 01/20/05 Petition of Humboldt State Board denied HWC's stay HWC appealed the Regional Board's The State Board denied HWC's ***
        Watershed Council for request on the grounds that HWC enrollment of 4
        Elk and Freshwater request for stay after a hearing SWRCB/OCC File
        Review of Enrollment of did not prove substantial harm to THPs (THP
        00-428, THP 01-193, THP on 1/19/05, but has deferred A-1683 Four Pacific
        Lumber the public and that while harm to 13-198 and THP 04-168) under
        GWDR consideration of the merits for
                                          Company Timber            PALCO would be "relatively minor,"   Order R1-2004-0030; in its           later proceedings.
                                          Harvesting Plans under    harm to its employees and            petition for review, HWC requested
                                          General Waste Discharge   contractors would be great; the      an emergency stay.
                                          Requirements, Order No.   Board deferred consideration of
                                          R1-2004-0030              the merits of the petition for
                                                                    later proceedings.

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------
H       WQO-2005-0006        04/06/05     Petition of Humboldt      State Board determined that the      This appeal followed the Regional    The State Board granted HWC's
        ***                               Watershed Council,        evidence submitted made it clear     Board's enrollment of additional     request for stay after a hearing
        SWRCB/OCC                         Environmental             that harm would result from          THPs under GWDR Order R1-2004-0030   on 4/5/05.
        File A-1692                       Protection Information    continued timber operations and      until the total acreage enrolled
                                          Center, and Sierra Club   that the "harm will happen without   in the Elk and Freshwater
                                          for Review of Directive   question if no stay is issued,       drainages equaled 75% of the
                                          to Enroll Pacific         that financial harm to PALCO and     acreage in the THPs previously
                                          Lumber Company Timber     its contractors is largely PALCO's   approved by CDF.
                                          Harvesting Plans Under    fault, that the financial harm is
                                          General Waste Discharge   not clearly significant, and that
                                          Requirements, Order No.   there are significant legal issues
                                          R1-2004-0030              presented by the petition."

------- -------------------- ------------ ------------------------- ------------------------------------ ------------------------------------ -----------------------------------

                               Schedule 3.18

                               INSURANCE

    MAXXAM Inc., including The Pacific Lumber Company and Britt Lumber Co., Inc.
                   Schedule of Insurance as of 4/12/2005
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Property Insurance
                                                                                                                                     MAXXAM/PALMAS:
                                                                           nderwriters at Lloyds (various)  Total Limit $150 MM      $100,000 except PDM which is
Master Property                    WB401758          06/01/04 - 06/01/05  U                                                          $250,000
---------------
Including:                         8753133           06/01/04 - 06/01/05  Lexington Ins. Co.                                         each and every loss except
                                                                           rum & Forster Specialty          subject to various
                                                                                                            sublimits and aggregate
                                                                                                            limits for certain       Earthquake 5% of the total value
Forest Products and               PPX0004490         06/01/04 - 06/01/05  C                                 coverages                of the
                                                                           teadfast Ins. Co                                          affected loc. At time of loss
Puerto Rico                      SPP380557100        06/01/04 - 06/01/05  S                                                          except
                                                                           nderwriters at Lloyds (various)                           Windstorm 5% of total value of
                                   WB401759          06/01/04 - 06/01/05  U                                                          the affected
                                   WB401759          06/01/04 - 06/01/05  Great Lakes Reinsurance                                    location at time of loss
                                D35888962/002        06/01/04 - 06/01/05  Westchester Surplus Lines Ins Co
                                   ESP2046           06/01/04 - 06/01/05  Essex Insurance                                            PALCO/BRITT/SCOPAC:
                                                                           nderwriters at Lloyds                                     $1MM combined any one occ except
                                  WB0401760          06/01/04 - 06/01/05  U                                                          in
                                                                           reat Lakes Reinsurance                                    respect of Town of Scotia which
                                  WB0401760          06/01/04 - 06/01/05  G                                                          is
                                                                                                                                     $100,000 combined except
                                                                                                                                     Earthquake 5% of the total value
                                                                                                                                     of the affected loc. at time of
                                                                                                                                     loss, subject to
                                                                                                                                     $1MM combined minimum

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                 BM1098510945        06/01/04 - 06/01/05  Continental Casualty Co.          $100 MM per occ PD/BI,
Boiler & Machinery                                                                                          Extra Expense            $1,000,000  Sawmills and Co-Gen
------------------
                                                                                                            subject to various
Forest Products and                                                                                         sublimits                $     25,000   All Other
Puerto Rico                                                               coverage includes Terrorism                                48 hours Service Interruption

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Property Terrorism Coverage                                                nderwriters at Lloyds (various)  $100 MM any one
---------------------------
                                                                                                            Occurrence in respect of
                                832 EO4RQ23932       06/01/04 - 06/01/05  U                                 property                 $500,000 an one occurrence
Forest Products and Puerto                                                                                  damage and business
Rico                                                                                                        interruption combined    PD and BI combined
                                                                                                                                     ----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

This chart is intended for  information  purposes  only and is not a complete or exhaustive summary - refer to your policy for applicable terms and conditions.

Workers' Compensation            MWC11114600        10/14/2004-10/14/2005     Old Republic Insurance Co     Statutory WC Benefits    $500,000  each occ applies
--------------------                                                                                                                 separately for Cov. A&B
Employers' Liability                                                                                        $1 Million Bodily Injury
                                                                                                            ea. Accident
Except PALCO and Puerto
Rico
----------------------------                       ----------------------------------------------------------
                           -------------------------                                                        -----------------------------------------------------------
Directors & Officers            00DA021073904        07/01/04 - 07/01/05  Twin City Fire Ins. Co.           $10 Million Aggregate    $0 Non-indenmifiable
---------------------
Liability
                                                                                                            (Inclusive of Defense    $1 MM Indemnifiable
                                                                                                            Cost)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Excess Directors &                FD0403935          07/01/04 - 07/01/05  Und. At Lloyds (AFB)/Navigators   $10 Million Aggregate X  Excess Underlying
------------------
                                                                                                            $10MM
Officers Liability                078460-014                               iberty Mutual Ins. Co.           $10 Million Aggregate X
-------------------
                                                     07/01/04 - 07/01/05  L                                 $20MM
                                DOX0000505-00                              rch Insurance Company            $5 Million Aggregate X
                                                     07/01/04 - 07/01/05  A                                 $30MM

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Directors & Officers            NDA 1495172-00       07/01/02 - 07/01/08  Twin City Fire Ins. Co.           $15 Million Aggregate    $5 MM
---------------------
Liability
Run-Off Coverage

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Excess Directors & Officers     7520070364 97        07/01/02 - 07/01/08   Executive Risk Indemnity         $15MM Aggregate X $15MM  Excess Underlying
---------------------------
Liability Run-Off Coverage        GA 6065875         07/01/02 - 07/01/08  Gulf Insurance Co.                $25MM Aggregate X $30MM
--------------------------
                                DOC 838524102        07/01/02 - 07/01/08  Zurich American Ins. Co.          $25MM Aggregate X $55MM
                                 752070367-97        07/01/02 - 07/01/08  Executive Risk Indemnity          $10MM Aggregate X $80MM

-------------------------------------------------------------------------------------------------------------                        ----------------------------------
                                                                                                            --------------------------
General Liability                 MWZY 56551         10/14/04 - 10/14/05  Old Republic Ins. Co.             Nil General Aggregate    $1 MM
-----------------
                                                                                                            $2 Million
                                                                                                            Products/Completed
                                                                                                            Operations                 (Matching Deductible)
                                                                                                            $1 Million Personal
                                                                                                            Injury/Advertising Injuryper occurrence
                                                                                                            $1 Million ea. Occurrence
                                                                                                            $2 Million Excess
                                                                                                            Employers Liab. BI by
                                                                                                            Accident
                                                                                                            $2 Million Excess
                                                                                                            Employers Liab. BI by
                                                                                                            Disease
                                                                                                            $2 Million Excess
                                                                                                            Employers Liab. Policy
                                                                                                            Limit
                                                                                                            $2 Million Liquor Liab.
                                                                                                            ea. Occurrence/Agg
                                                                                                            $1 Million Employee
                                                                                                            Benefits Liab. ea.
                                                                                                            Claim/Agg.
                                                                                                            Defense Cost - in
                                                                                                            addition to policy limits

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Auto Liability                    MWTB 19023         10/14/04 - 10/14/05  Old Republic Ins. Co.             $1 Million ea.           $1 MM (Matching Ded.)
--------------
                                                                                                            Occurrence Combined
                                                                                                            Single Limit
                                                                                                                                     per occurrence
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

This chart is intended for information purposes only and is not a complete or exhaustive summary - refer to your policy for applicable terms and conditions.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                           estchester Fire Ins. Co.         $25 Million per
Excess Liability                 CUW 781-551         10/14/04 - 10/14/05  W                                 Occurrence/Aggregate
----------------
                                 UXP002070-00        10/14/04 - 10/14/05  Arch Specialty Ins. Co.           $25 MM occ/agg  xs $25MM
                                 AAU71014804         10/14/04 - 10/14/05  Axis Specialty Insurance          $25 MM occ/agg xs $50MM
                            LQ1-B71-198163-023       10/14/04 - 10/14/05  Liberty Insurance Undwr           $25 MM occ/agg xs $75MM

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Corporate Fiduciary               6801-8520          12/07/04 - 12/07/05  Federal Insurance Company         $15 Million Term                     $150,000
--------------------
Liability                                                                                                   Aggregate
---------
                                                                          of Pittsburgh, PA

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Non-owned Aircraft              PXLN 380 1747       12/31/2004-12/31/2005 XL Specialty Insurance Co.        $5 Million ea. Occ.                    None
-------------------
                                                                                                            combined limit BI/PD
Liability                                                                                                   including War
---------
                                                                           hrough ZL Aerospace, Inc         $5 Million Aggregate
                                                                          t                                 Personal Injury
                                                                                                            $5,000 ea. Person -
                                                                                                            Medical Expense

                                                                                                            $500 ea. Person -
                                                                                                            Baggage Liability
                                                                                                            $20,000 ea. Occurrence -
                                                                                                            Baggage Liability

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Commercial Crime                   7283148          1/31/2005 - 1/31/2006 American Home Assurance Co.       $5 Million per Occurrence        $100,000 per Occ.
----------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Excess Crime                         TBA            1/31/2005 - 1/31/2006    Navigators Insurance Company   $5 Million excess of $5
------------
                                                                                                            Million

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

The Directors & Officers Run-Off Insurance is placed on a consolidated basis with Kaiser Aluminum & Chemical Corporation (KACC) and other KACC entities.

This chart is intended for  information  purposes  only and is not a complete or exhaustive summary - refer to your policy for applicable terms and conditions.

                           Schedule 3.19(a)

                          UCC FILING OFFICES

The Pacific Lumber Company The Secretary of State of the State of Delaware

Britt Lumber Co., Inc.         The Secretary of State of the State of California

Scotia Inn, Inc.               The Secretary of State of the State of Delaware

Salmon Creek LLC               The Secretary of State of the State of Delaware

MAXXAM Group Inc.              The Secretary of State of the State of Delaware

                        Schedule 3.19(c)

                     MORTGAGE FILING OFFICES

The Real property records of the County of Humbolt, California

                        Schedule 3.20

                OWNED AND LEASED REAL PROPERTY

                                                                                                Mfg   Lessor/
                       Owner                     Parcel Number  Property Description Acreage Facilitielessee        Comments
                       -----                     -------------  -------------------- ------- ---------------        --------        -
1   THE PACIFIC LUMBER COMPANY           CR     101-291-008-000 T  2N R 1W SEC 30        78.5
2   THE PACIFIC LUMBER COMPANY           CR     101-291-014-000                           160
3   THE PACIFIC LUMBER CO                       103-012-004-000 T1S R1W SEC 1             168         Lessor
4   THE PACIFIC LUMBER COMPANY           CR     106-151-001-000 T  2N R 1W SEC 29          82         Lessor
5   THE PACIFIC LUMBER COMPANY           CR     106-151-003-000 T  2N R 1W SEC 29         160
6   THE PACIFIC LUMBER COMPANY           CR     106-151-006-000 T  2N R 1W SEC 29        83.5
7   THE PACIFIC LUMBER CO                       200-021-004-000 T  3N R 1W SEC 22          40
8   THE PACIFIC LUMBER CO                       200-021-008-000 T  3N R 1W SEC 22          40
9   THE PACIFIC LUMBER COMPANY                  200-021-009-000 T  3N R 1W SEC 22          40
10  THE PACIFIC LUMBER COMPANY           CR     200-021-014-000 T3N R1W SEC 27          71.79
     HE PACIFIC LUMBER CO                                        2N R1W SEC 2                                The following 17 Fortuna
11  T                                           200-363-006-000 T                           0 Fortuna        Mill
12  THE PACIFIC LUMBER CO                       200-363-007-000 T2N R1W SEC 2               0 Fortuna        parcels total 76.77 acres
13  THE PACIFIC LUMBER COMPANY           CR     200-411-006-000                          2.53 Fortuna Lessor
14  THE PACIFIC LUMBER CO                       201-082-007-000 T2N R1W SEC 2               0 Fortuna
15  THE PACIFIC LUMBER CO                       201-091-006-000 T2N R1W SEC 2               0 Fortuna
16  THE PACIFIC LUMBER CO                       201-092-026-000 T2N R1W SEC 2               0 Fortuna
17  THE PACIFIC LUMBER CO                       201-092-027-000 T2N R1W SEC 2               0 Fortuna
18  THE PACIFIC LUMBER CO                       201-092-029-000 T2N R1W SEC 2               0 Fortuna
19  THE PACIFIC LUMBER CO                       201-331-002-000 T2N R1W SEC 2               0 Fortuna
20  THE PACIFIC LUMBER CO                       201-331-004-000 T2N R1W SEC 2               0 Fortuna
21  THE PACIFIC LUMBER CO                       201-331-005-000 T2N R1W SEC 2               0 Fortuna
22  THE PACIFIC LUMBER CO                       202-011-023-000 T2N R1W SEC 2               0 Fortuna
23  THE PACIFIC LUMBER CO                       202-011-031-000 T2N R1W SEC 2               0 Fortuna
24  THE PACIFIC LUMBER CO                       202-021-005-000 T2N R1W SEC 2               0 Fortuna
25  THE PACIFIC LUMBER CO                       202-021-010-000 T2N R1W SEC 2               0 Fortuna
26  THE PACIFIC LUMBER CO                CR     202-021-017-000 T2N R1W SEC 2               0 Fortuna
27  THE PACIFIC LUMBER CO                       202-022-001-000 T2N R1W SEC 11              0 Fortuna
28  THE PACIFIC LUMBER COMPANY           CR     202-051-002-000                         35.21         Lessor
29  THE PACIFIC LUMBER CO                       204-032-001-000 T2N R1E SEC 9             158
30  THE PACIFIC LUMBER CO                       204-032-002-000 T  2N R 1E SEC  9         406
31  THE PACIFIC LUMBER CO                       204-033-002-000 T2N R1E SEC 10           97.5  Yager  Lessor
32  THE PACIFIC LUMBER CO                       204-033-006-000 T2N R1E SEC 10             40  Yager
33  THE PACIFIC LUMBER CO                       204-034-002-000 T2N R1E SEC 15          161.5  Yager  Lessor
34  THE PACIFIC LUMBER CO                CR     204-121-004-000 T2N R1E SEC 21              0Carlotta
35  THE PACIFIC LUMBER COMPANY                  204-121-005-000 T2N R1E SEC 21              0Carlotta
36  THE PACIFIC LUMBER COMPANY                  204-121-006-000 T2N R1E SEC 21              0Carlotta
40  THE PACIFIC LUMBER COMPANY                  204-251-001-000 T2N R1E SEC 21              0Carlotta
41  THE PACIFIC LUMBER CO                CR     204-251-010-000 T2N R1E SEC 21              0Carlotta
42  THE PACIFIC LUMBER COMPANY        CR        204-381-001-000                             0
44  THE PACIFIC LUMBER CO                CR     205-021-023-000 T1N R1W SEC 36          418.5         Lessor
45  THE PACIFIC LUMBER CO                       205-051-009-000 T1N R1E SEC 31            120         Lessor
46  THE PACIFIC LUMBER COMPANY                  205-061-012-000 T1N R1E SEC 21              0
47  THE PACIFIC LUMBER CO                       205-221-001-000 T  1N R 1E SEC 22          16
49  THE PACIFIC LUMBER COMPANY                  205-261-012-000 RS, BK 60, PGS 74-76      9.5
51  THE PACIFIC LUMBER COMPANY           CR     205-321-003-000 T1N R1E SEC 23              0
52  THE PACIFIC LUMBER CO                       205-321-032-000 T1N R1E SEC 25             80
53  THE PACIFIC LUMBER CO                       205-321-034-000 T1N R1E SEC 26            333
54  THE PACIFIC LUMBER COMPANY                  205-341-019-000 T1N R1E SEC 21            171
55  THE PACIFIC LUMBER CO                       205-351-001-000 T  1N R 1E SEC  5         280
56  THE PACIFIC LUMBER CO                       205-351-002-000 T  1N R 1E SEC  5          39
57  THE PACIFIC LUMBER CO                       205-351-016-000 T1N R1E SEC 7          467.53 Scotia  Lessor
58  THE PACIFIC LUMBER COMPANY                  205-351-018-000 T1N R1E SEC 17 & 20     475.3
59  THE PACIFIC LUMBER CO                       205-351-019-000 T2N R1E SEC 28          507.5
60  THE PACIFIC LUMBER CO                       206-031-007-000 T2N R2E SEC 5             170
62  THE PACIFIC LUMBER CO                       206-101-031-000 T2N R1E SEC 15              3
63  THE PACIFIC LUMBER CO                       206-101-032-000 T2N R1E SEC 15             22  Yager
64  THE PACIFIC LUMBER COMPANY           CR     206-191-014-000 T  2N R 1E SEC 36         536         Lessor
65  THE PACIFIC LUMBER CO                       206-191-016-000 T2N R1E SEC 25            120
66  THE PACIFIC LUMBER COMPANY                  206-281-002-000 T  2N R 1E SEC 10          21  Yager
67  THE PACIFIC LUMBER CO                       206-281-003-000 T2N R1E SEC 10             83  Yager
68  THE PACIFIC LUMBER CO                CR     206-351-004-000 T2N R1E SEC 28              0
70  THE PACIFIC LUMBER CO                       209-201-011-000 T1N R2E SEC 28            140
72  THE PACIFIC LUMBER CO                       211-011-004-000 T1S R1E SEC 6              40         Lessor
73  THE PACIFIC LUMBER CO                       211-132-007-000 T  1S R 2E SEC 26       121.5         Lessor
74  THE PACIFIC LUMBER CO                       211-132-008-000 T1S R2E SEC 35              0
75  THE PACIFIC LUMBER COMPANY           CR     211-132-009-000 T  1S R 2E SEC 26           0
76  THE PACIFIC LUMBER COMPANY           CR     211-133-007-000                             0
77  THE PACIFIC LUMBER COMPANY           CR     211-133-009-000                             0
78  THE PACIFIC LUMBER CO                       211-133-012-000 T1S R2E SEC 25             88
79  THE PACIFIC LUMBER CO                       211-134-002-000 T1S R2E SEC 36              0
80  THE PACIFIC LUMBER CO                       211-141-003-000 T  1S R 2E SEC 26           0
81  THE PACIFIC LUMBER COMPANY           CR     211-273-003-000 T  1S R 3E SEC 30           0
82  THE PACIFIC LUMBER CO                CR     211-275-010-000 T1S R3E SEC 32              0
83  THE PACIFIC LUMBER COMPANY           CR     211-275-016-000 T1S R3E SEC 32              0
84  THE PACIFIC LUMBER COMPANY           CR     211-276-011-000 T1S R3E SEC 33              0
85  THE PACIFIC LUMBER COMPANY           CR     211-276-015-000 T1S R3E SEC 33              0
86  THE PACIFIC LUMBER COMPANY           CR     211-283-007-000 T  1S R 3E SEC 34           0         Lessor
87  THE PACIFIC LUMBER COMPANY           CR     211-283-008-000                             0
88  THE PACIFIC LUMBER CO                CR     211-492-009-000 T1S R1E SEC 22              0
89  THE PACIFIC LUMBER COMPANY           CR     211-492-012-000 T1S R1E SEC 22              0
90  THE PACIFIC LUMBER CO                       211-552-004-000 T  1S R 2E SEC 26          23
91  THE PACIFIC LUMBER COMPANY           CR     212-291-013-000 T  3S R 3E SEC 10           0         Lessor
92  THE PACIFIC LUMBER COMPANY           CR     214-114-010-000                             0
97  THE PACIFIC LUMBER CO                       304-011-003-000 T  4N R 1E SEC 19         272
111 THE PACIFIC LUMBER CO                       311-031-004-000 T  4N R 1W SEC 25          67         Lessor
112 THE PACIFIC LUMBER CO                       311-041-007-000 T4N R1W SEC 26              0
113 THE PACIFIC LUMBER CO                       311-051-002-000 T  4N R 1W SEC 25         229
114 THE PACIFIC LUMBER CO                       311-061-001-000 T  4N R 1E SEC 30         612         Lessor
115 THE PACIFIC LUMBER CO                       311-114-001-000 T  3N R 1W SEC 22         248
116 THE PACIFIC LUMBER CO                       314-061-011-000                             1
117 THE PACIFIC LUMBER COMPANY           CR     314-131-050-000 T  4N R 2E SEC  3          80
118 THE PACIFIC LUMBER COMPANY           CR     314-131-051-000 T  4N R 2E SEC  4         120
119 THE PACIFIC LUMBER COMPANY           CR     314-131-064-000 T  4N R 2E SEC 10         157
120 THE PACIFIC LUMBER COMPANY           CR     314-131-065-000 T  4N R 2E SEC 10          80
121 THE PACIFIC LUMBER COMPANY           CR     314-131-076-000                         193.5
122 THE PACIFIC LUMBER COMPANY        CR        314-143-004-000 T  4N R 2E SEC 13       110.5
123 THE PACIFIC LUMBER COMPANY  CR              314-152-001-000 T  4N R 2E SEC 23       374.5         Lessor
124 THE PACIFIC LUMBER COMPANY  CR              314-152-005-000                             0         Lessor
125 THE PACIFIC LUMBER COMPANY  CR              314-153-003-000 T  4N R 2E SEC 24         397         Lessor
126 THE PACIFIC LUMBER COMPANY  CR              314-154-001-000 T  4N R 2E SEC 25        77.5
127 THE PACIFIC LUMBER COMPANY  CR              314-154-002-000 T  4N R 2E SEC 25          76
128 THE PACIFIC LUMBER COMPANY        CR        314-201-007-000                           156
129 THE PACIFIC LUMBER COMPANY        CR        314-201-012-000                            37
130 THE PACIFIC LUMBER COMPANY                  314-333-004-000 T4N R2E SEC 6               0
131 THE PACIFIC LUMBER COMPANY ,CR              316-084-001-000 T  6N R 3E SEC  1         281
139 THE PACIFIC LUMBER COMPANY                  404-121-012-000 T  5N R 2E SEC 31          81
140 THE PACIFIC LUMBER COMPANY                  404-131-016-000 T5N R2E SEC 31              0
146 THE PACIFIC LUMBER CO                       405-321-013-000 T4N R1E SEC 1             160
148 THE PACIFIC LUMBER CO                       905-000-474-000 T4N R2W SEC 12              0
149 THE PACIFIC LUMBER CO                       905-000-475-000 T4N R2W SEC 13              0
150 THE PACIFIC LUMBER CO                       200-032-01      T3N R1W SEC 22             40
151 THE PACIFIC LUMBER CO                       311-111-09      T3N R1W SEC 15            200
152 THE PACIFIC LUMBER CO                       311-113-02      T3N R1W SEC 23             80
153 BRITT                                       507-461-055-000                           4.7 Arcata
154 BRITT                                       507-121-014-000                             3 Arcata
155 BRITT                                       507-081-038-000                          20.5 Arcata
156 VILLAGE CONCEPT                             507-081-044-000                          1.75 Arcata  Lessee
157 LOUIS MARTIN                                507-121-036-000                             7 Arcata  Lessee

See attached "Legal Description Exhibit `A'" relating to property owned by
Salmon Creek LLC.

                        LEGAL DESCRIPTION

                          EXHIBIT "A"

THE LAND  REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF HUMBOLDT,  STATE
OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

All fee interest in and to the following described lands

EXCEPTING THEREFROM

All right,  title and interest in and to, including without limitation the right in  perpetuity  to  harvest,  all trees and  timber,  regardless  of species and regardless of size or diameter,  now located on or hereafter  planted or growing in the soil of those  portions of the  parcels of land  located in the County of
Humboldt, State of California,  described below (the "Property"), which are more particularly  shown as  "Salmon  Creek  Ownership"  on that  certain  map of the
Property  identified  as map no. 100, on the GIS system  jointly used by Pacific
Lumber Company,  Salmon Creek  Corporation and others,  dated July 15, 1998, and each containing a notation executed by representatives of said parties, Fidelity
National Title Insurance Company,  and Skadden,  Arps, Slate, Meagher & Flom
and held in trust by U.S. Bank of California  ("Escrow  Holder") pursuant to the terms of that certain Escrow  Agreement  dated July 20, 1998 herewith by and the above stated  parties and the Escrow  Holder,  together  with the right to enter upon  the  Property  for any and all  purposes  pertaining  to the  cultivation, ownership  and  harvesting  of such  trees and  timber.  Being  the same  rights described in the deed from Salmon Creek Corporation,  a Delaware  corporation to
The Pacific Lumber  Company,  a Delaware  corporation  recorded July 17, 1998 as
Instrument No. 1998-18649-3, Humboldt County Official Records.

Said parcels of land being described as follows:

     Township 3 North, Range 1 East, Humboldt Meridian:

     PARCEL ONE

     Section 19:

     The North Half of the Southeast Quarter.

     EXCEPTING  THEREFROM one-half of all oil, gas and minerals with appurtenant rights,  as reserved in the deed recorded  February 29, 1944 in Book 265 of
     Deeds, page 256.

APN 200-011-19

     Section 20:

     The North Half of the Southwest Quarter.

     EXCEPTING THEREFROM one-half of all oil, gas and minerals, with appurtenant rights,  as reserved in the deed recorded  February 29, 1944 in Book 265 of
     Deeds, page 265.

APN 200-011-21

     The South Half of the Southeast Quarter.

APN 311-091-03

     Section 23:

     The East Half of the Southeast Quarter.

     EXCEPTING FROM the lands in Section 23 above described one-half of all oil, gas and minerals, with appurtenant rights, as reserved in the deed recorded
     February 29, 1944 in Book 265 of Deeds, page 256.

APN 314-061-08

     Section 23:

     The Southeast Quarter of the Southwest  Quarter,  and the Southwest Quarter
     of the Southeast Quarter.

     EXCEPTING  FROM the 23 above  described  all oil,  gas and  minerals,  with appurtenant  rights  as  excepted  in the  deed  from  the  Regents  of the
     University  of California  recorded  March 22, 1950 in Book 125 of Official
     Records, page 24.

APN 314-061-07

     Section 26:

     The  Northwest  Quarter,  the  North  Half of the  Southwest  Quarter,  the
     Southwest Quarter of the Southwest Quarter and the Southwest Quarter of the
     Northeast Quarter.

     EXCEPTING THEREFROM one-half of all oil, gas and minerals, with appurtenant rights,  as reserved in the deeds recorded February 29, 1944 in Book 265 of
     Deeds, page 255 and 256.

APN 314-064-04

     Section 27:

     The West Half,  the  Northeast  Quarter,  the North  Half of the  Southeast
     Quarter and the Southeast Quarter of the Southeast Quarter.

APN 314-053-04

     Section 28:

     The East  Half of the  Southeast  Quarter,  the  Northeast  Quarter  of the
     Northwest Quarter, and the Northeast Quarter.

     EXCEPTING  THEREFROM  and from the land in Section 27 last above  described one-half of all oil, gas and minerals, with appurtenant rights, as reserved in the deed recorded February 29, 1944 in Book 265 of Deeds, page 256.

APN 314-054-06, 314-054-07, 314-054-08

     Section 28:

     The West  Half of the  Northwest  Quarter,  the  Southeast  Quarter  of the
     Northwest Quarter,  the West Half of the Southeast Quarter,  the North Half
     of the  Southwest  Quarter  and  the  Southeast  Quarter  of the  Southwest
     Quarter.

APN 314-054-10 and 314-054-11

     Section 29:

     The North Half of the Northeast Quarter.

APN 311-092-04

     Section 33:

     The Northeast Quarter.

APN 204-012-03

     Section 35:

     The Northwest Quarter of the Northwest Quarter.

     EXCEPTING  THEREFROM,   one-half  of  all  oil,  gas  and  minerals,   with
     appurtenant  rights as reserved in the deeds recorded  February 29, 1944 in
     Book 265 of Deeds, page 255 and 256.

APN 206-011-08

     EXCEPTING  FROM ALL OF THE  ABOVE  DESCRIBED  LANDS  that  portion  thereof conveyed to the United States of America by deed recorded  March 1, 1999 as
     Instrument No. 1999-6265-5, Humboldt County Official Records.

     PARCEL TWO

     Easements  and rights of way as  further  described  in and  subject to the conditions  contained in that certain  Reciprocal Rights Agreement recorded
     March 22, 1993 as Instrument No.  1993-7890-136,  Humboldt  County Official
     Records.

     PARCEL THREE

     The  right  to use  roads as  further  described  in,  and  subject  to the conditions  contained  in those  certain  Right of Way Grants  executed  by
     United States Department of the Interior Bureau of Land Management recorded
     March 1, 1999 as Instrument Nos. 1999-6271-8,  1999-6272-8, 1999-6273-8 and
     1999-6274-8, Humboldt County Official Records.

APN 200-011-019-000

HOU:2445420.1
                                       51
                                                     Schedule 3.26
                              CURRENT BANK ACCOUNTS
                                                                                            as of 4/8/2005 & 4/11/05
    The Pacific Lumber Company:
                                                                 Book Balances        Bank Balances
                                                                                     & Investment w/
                                                                     as of          accrued Interest
       Bank accounts:            Account Description               4/8/2005             4/8/2005
                                 -------------------               --------             --------
           U. S. Bank of
           California            General Account                   ($1,903,725.64)     $1,730,287.70
                    "            Admin Payroll                          ZBA                ZBA
                    "            General Payroll                        ZBA                ZBA
                    "            Worker's Comp                          ZBA                ZBA
                    "            Health Care Benefits                   ZBA                ZBA
                    "            Collection Account                  34,087.53          34,087.53
             Bank of America     General Account                      13,636.15          13,636.15
                                 Loan account                    (10,958,381.32)    (10,958,381.32)
                                 Lockbox account                   1,805,621.79       1,805,621.79

       Investment accounts:
           Bank of America                                              $0.00              $0.00
                                                                           0.00               0.00
           Smith Barney
           Merrill Lynch                                                   0.00               0.00
           Merrill Lynch         Money Mkt                                 0.00               0.00

    Britt Lumber Company:                                         4/11/2005            4/11/2005
                                                                  ---------            ---------
       Bank accounts:            Collection Account                 $149,195.88        $149,195.88
           Bank of America       Operating Account                     3,303.24         193,280.88
                 "               Medical Account                       4,983.19               -
           Wells Fargo           Payroll Account                       4,393.17           5,105.26

    Salmon Creek Company LLC:                                     4/8/2005             4/8/2005
                                                                  --------             --------
       Bank accounts:
                                 General / Accounts                  $33,392.68         $33,268.39
           Wells Fargo           Payable

       Investment accounts:
           Merrill Lynch                                                  $0.00              $0.00
           Bank of America       CD required per                   2,390,715.00       2,396,094.11
                                 Headwaters Agreement

HOU:2445420.1

                                  Schedule 6.01

                                  INDEBTEDNESS

     (a) Obligations (Guaranty) as of March 31, 2005
The Pacific Lumber Company:

     Creditor                              O/S Obligation          Property Legal Description
 Redwood Region Economic                     $54,372
 Development Commission                                            Secured  by a  first  lien on  Furniture,
                                                                   fixtures  and  equipment  in the dining
                                                                   room and kitchen of the Scotia Inn,
                                                                   located at 100 Main  Street,
                                                                   Scotia,  CA

  Salmon  Creek LLC                              N/A               The Pacific Lumber Company's
                                                                   obligations under that certain
                                                                   Indemnification  Agreement dated
                                                                   February 9, 2004 between The
                                                                   Pacific Lumber Company and Salmon
                                                                   Creek LLC

  Britt Lumber Company:
  NONE

  (b)  Debt
  The Pacific Lumber Company:
  Creditor                                       Loan O/S            Property Legal Description
  --------                                       --------            --------------------------
  SELCO Leasing**                                  $229,554          Represents an interim loan on
                                                                     equipment. December 31, 1998
                                                                     the loan was converted
                                                                     into a Capital Lease.

  IBM Credit Corp. Lease **                           6,081          AS 400 and additional software

  Optimum Solutions Inc.**                                --          Payroll system
  Britt Lumber Company:
  Creditor                                       Loan O/S            Property Legal Description
  --------                                       --------            --------------------------
  NONE                                                    --
**Capital leases

                                                        Letters Of Credit

                                                                                                                                           as of March 31, 2005
 LETTER OF CREDIT                                                                                                                 Date of      Expiration
       NO.               ISSUING COMPANY          ISSUING BANK           BENEFICIARY                      PURPOSE                  Issue          Date           AMOUNT
LETTER OF CREDIT COLLATERIZED BY $20MM CARVE-OUT OF THE TPLC $30MM LINE OF
CREDIT WITH BANK OF AMERICA:
       228874       The Pacific                Bank of America     County of Humboldt & CA   To collateralize the project of      05/28/96     05/30/05         46,500.00
                    Lumber Company                                 Dept. of Conservation     reclamation of river bars,
                                                                                             access roads & stock pile area
                                                                                             assoc'd with gravel extraction
      3007279       The Pacific                Bank of America     Pacific Gas & Electric    To collateralize the Agreement       07/05/97     07/08/05        167,422.00
                    Lumber Company             (AUTOMATIC                                    between PLC & PG&E
                                 RENEWAL UNLESS
                                 NOTIFIED W/I 60
                                               DAYS)
      3021805       The Pacific                Bank of America     County of Humboldt & CA   To collateralize the project at      12/24/99     12/24/05         23,667.82
                    Lumber Company             (AUTOMATIC          Dept. of Conservation     Quarry #3
                                               RENEWAL)
      3004206       The Pacific                Bank of America     County of Humboldt & CA   To collateralize the project at      04/03/97     04/03/06         21,825.00
                    Lumber Company             (AUTOMATIC          Dept. of Conservation     Quarry #2
                                               RENEWAL)
      3004207       The Pacific                Bank of America     County of Humboldt & CA   To collateralize the project at      04/03/97     04/03/06         10,929.00
                    Lumber Company             (AUTOMATIC          Dept. of Conservation     Quarry #1
                                               RENEWAL)
      3029754       The Pacific                Bank of America     County of Humboldt & CA   To collateralize the project at      09/27/00     09/25/05         67,991.00
                    Lumber Company             (AUTOMATIC          Dept. of Conservation     PALCO Stafford Left Quarry
                                               RENEWAL)

                                                                                                                                Total Pacific Lumber          $338,334.82

HOU:2445420.1
===================================================================================================================

                                 Capital Leases
                              As of March 31, 2005

                                                                      Remaining
Company                                    Lien Holder                Payments            Property Legal Description
--------------------------------- ------------------------------- ------------------ -------------------------------------
--------------------------------- ------------------------------- ------------------ -------------------------------------

PALCO                             IBM Credit Corporation          $     6,081.00     IBM Software, Remarketed Service
                                                                                     Suite, System Unit, IR Sales Tax,
                                                                                     Vendor Sourced Products/Services

8800017023/SELCO                  Selco Service Leasing               229,554.00     Carlotta Mill Expansion

Optimum Solutions Inc             Optimum Solutions Inc                     --        IBM AS400 Payroll Software

Total Outstanding Capital Leases                                  $   235,635.00

===================================================================================================================

                            Schedule 6.02

                           EXISTING LIENS

$2.5  million  certificate  of deposit  owned by Salmon  Creek LLC is pledged to state or federal agencies.

The liens  relating to the  Indebtedness  described on Schedule 6.01 in favor of
(i) Redwood Region Economic Development Commission, (ii) SELCO Leasing and (iii)
IBM Credit Corp.

Environmental restrictions imposed pursuant to the Implementation Agreement with
Regard to Habitat  Conservation  Plan dated  March 1,  1999,  and the  Agreement
Relating to  Enforcement  of AB 1986 dated  March 1, 1999,  copies of which have been furnished or made available to the Lenders.

                          Schedule 6.04

                      EXISTING INVESTMENTS

The Pacific Lumber Company has the following investments:

1.       Britt Lumber Co., Inc. - 750 shares of common stock, $10.00 par value per share

2. Salmon Creek LLC - 100% membership interest

3.       Scotia Inn, Inc. - 1,000 shares of common stock, $1.00 par value per share

4. Scotia Pacific Company LLC - 100% membership interest

                          Schedule 6.07

                 TRANSACTIONS WITH AFFILIATES

Agreements  (including any currently existing  amendments thereto that have been provided to the Lenders on or prior to the Closing Date)

1.   Agreement  Relating to  Enforcement  of AB 1986,  dated as of February  25,
     1999, among The California  Resources Agency, The California  Department of
     Fish and Game,  The  California  Department  of  Forestry,  The  California
     Wildlife Conservation Board, and The Pacific Lumber Company, Scotia Pacific
     Company LLC, and Salmon Creek Corporation, and filed for record on March 1,
     1999 in the  Official  Records  of  Humboldt  County,  CA as  Document  No.
     1999-6264-167.

2.   Implementation  Agreement with Regard to Habitat  Conservation Plan for the
     Properties of The Pacific Lumber Company,  Scotia Pacific Company, LLC, and
     Salmon  Creek  Corporation,  dated as of  February  1999,  among The United
     States Fish and Wildlife  Service,  The National Marine Fisheries  Service,
     The California  Department of Fish and Game,  The California  Department of
     Forestry  and Fire  Protection,  and The  Pacific  Lumber  Company,  Scotia
     Pacific Company LLC, and Salmon Creek Corporation

3.   Streambed  Alteration  Agreement  with regard to The Pacific Lumber Company
     Habitat  Conservation Plan, dated as of February 1999, among The California
     Department of Fish and Game, and The Pacific Lumber Company, Scotia Pacific
     Company LLC and Salmon Creek Corporation

4.   Indenture  between dated July 20, 1988 between Scotia  Pacific  Company LLC and State Street Bank and Trust Company, as Trustee

5.   Master Lease Agreement,  dated as of July 20, 1998,  between Scotia Pacific
     Company LLC, as Lessor, and the Pacific Lumber Company, as Lessee

6.   New Escrow  Agreement,  dated as of July 20, 1998, among The Pacific Lumber
     Company,  Scotia Pacific  Company LLC, Salmon Creek  Corporation,  and U.S.
     Bank of California

7.   New Master Purchase  Agreement,  dated as of July 20, 1998,  between Scotia
     Pacific  Company  LLC,  as  Seller,  and The  Pacific  Lumber  Company,  as
     Purchaser

8.   New  Services  Agreement,  dated as of July 20,  1998,  between The Pacific
     Lumber Company and Scotia Pacific Company LLC

9.   New  Additional  Services  Agreement,  dated as of July 20,  1998,  between
     Scotia Pacific Company LLC and The Pacific Lumber Company

10.  New  Reciprocal  Rights  Agreement,  dated as of July 20,  1998,  among The
     Pacific  Lumber  Company,  Scotia  Pacific  Company  LLC and  Salmon  Creek
     Corporation,  and filed for record on July 17, 1998 in the Official Records of Humboldt County, CA as Document No. 1998-18656-155.

11.  New  Environmental  Indemnification  Agreement,  dated as of July 20, 1998, between The Pacific Lumber Company and Scotia Pacific Company LLC

12.  Letter dated March 1, 1999 from the U.S.  Department  of the Interior  Fish and Wildlife Service and the U.S.  Department of Commerce  National Oceanic
     and Atmospheric  Administration  to Palco,  Salmon Creek and Scotia Pacific
     LLC

13.  Registration Rights Agreement of Scotia Pacific dated July 20, 1998.

14.  Tax  Allocation  Agreement  dated May 21, 1988 among Palco,  Scotia Pacific
     Holding Company, Salmon Creek Corporation and MAXXAM Inc.

15.  Tax  Allocation  Agreement  between MAXXAM Inc. and Britt Lumber Co., Inc., dated July 3, 1990

16.  Tax Allocation Agreement between MAXXAM Inc., MAXXAM Group Inc. The Pacific
     Lumber Company and Britt Lumber Co., Inc., dated February 9, 2004

17.  Tax Allocation  Agreement with The Pacific Lumber  Company,  Scotia Pacific
     Holding  Company and Salmon  Creek  Corporation,  dated March 23, 1993 (the
     "Palco Tax Allocation Agreement")

18.  Amendment of Tax Allocation  Agreement  between MAXXAM Inc. and The Pacific
     Lumber  Company,  dated December 31, 2001 amending the Palco Tax Allocation
     Agreement

19.  Tax Allocation  Agreement  between MAXXAM Inc. and MAXXAM Group Inc., dated
     August 4, 1993 (the "MGI Tax Allocation Agreement")

20.  Amendment of Tax Allocation  Agreement Between MAXXAM Inc. and MAXXAM Group
     Inc., dated December 31, 2001 amending the MGI Tax Allocation Agreement

21.  Tax  Allocation  Agreement  between  MAXXAM Inc. and MAXXAM Group  Holdings
     Inc., dated December 23, 1996 (the "MGHI Tax Allocation Agreement")

22.  Amendment of Tax Allocation  Agreement between MAXXAM Inc. and MAXXAM Group
     Holdings  Inc.,  dated  December 31, 2001 amending the MGHI Tax  Allocation
     Agreement dated December 23, 1996

23.  Indemnification Agreement dated February 9, 2004 between The Pacific Lumber
     Company and Salmon Creek LLC

     Payments

     Repayment/reimbursement  by The Pacific  Lumber  Company,  Britt Lumber Co,
Inc.,  Scotia Inn, Inc. and Salmon Creek LLC to MAXXAM Inc. and its subsidiaries of amounts limited to $1.6 million per year due in respect of allocated overhead expenses  and  services  provided  by the  employees  of  MAXXAM  Inc.  and  its subsidiaries (including past due amounts aggregating approximately $ 1.9 million as of March 31, 2005 that are not limited by the $1.6 million per year cap).

(1)  Specify Eurodollar Borrowing or ABR Borrowing.

(2)  Which shall be subject to the  definition of "Interest  Period" and Section
     2.02 of the  Credit  Agreement  and end not later  than the  Maturity  Date
     (applicable for Eurodollar Borrowings only).